                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-7822
                                   ---------------------------------------------

                        AMERICAN CENTURY INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    4500 MAIN STREET, KANSAS CITY, MISSOURI                    64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     816-531-5575
                                                   -----------------------------

Date of fiscal year end:         03-31
                          ------------------------------------------------------

Date of reporting period:        09-30-2007
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.
[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               September 30, 2007

[photo of fall]

Prime Money Market Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Prime Money
Market Fund for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
        U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . .   2

PRIME MONEY MARKET FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed-Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2 - 3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                2.69%
2-Year Note                                 3.25%
5-Year Note                                 3.60%
10-Year Note                                2.72%
30-Year Bond                                2.57%

CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                      0.65%
Credit (investment-grade corporate)         1.50%
Mortgage                                    2.16%
Broad Investment-Grade (multi-sector)       2.42%
Agency                                      3.04%
Treasury                                    3.38%
Inflation-Linked Securities                 3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Prime Money Market

Total Returns as of September 30, 2007
                                           Average Annual Returns
                  6                                   10        Since     Inception
                  months(1)     1 year      5 years   years   Inception      Date
INVESTOR CLASS     2.46%(2)    4.95%(2)      2.55%    3.49%     3.93%      11/17/93

90-DAY U.S.
TREASURY BILL
INDEX               2.24%        4.73%       2.79%    3.55%    3.95%(3)       --

LIPPER MONEY
MARKET
INSTRUMENT
FUNDS AVERAGE
RETURN(4)           2.26%        4.56%       2.24%    3.19%    3.69%(3)       --

Fund's Lipper
Ranking among
Money Market
Instrument                                            41 of   25 of
Funds(4)          62 of 348    58 of 334   61 of 294   188      122(3)        --

A Class(5)
 No sales
 charge*           2.33%(2)    4.69%(2)      2.30%      --      3.06%

 With sales
 charge*           1.33%(2)    4.69%(2)      2.30%      --      3.06%      8/28/98

B Class
 No sales
 charge*           1.95%(2)    3.91%(2)       --        --     1.85%(2)

 With sales
 charge*          -3.05%(2)    -0.09%(2)      --        --     1.45%(2)    1/31/03

C Class
 No sales
 charge*           2.07%(2)    4.17%(2)    1.88%(2)     --     1.79%(2)

 With sales
 charge*           1.32%(2)    4.17%(2)    1.88%(2)     --     1.79%(2)     5/7/02

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (Please see the Share Class Information page for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees or its distribution and service fees, as applicable.

(3) Since 11/30/93, the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(5) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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3

PORTFOLIO COMMENTARY
Prime Money Market

Lead Portfolio Manager: Denise Latchford
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Prime Money Market returned 2.46%* for the six months ended September 30,
2007, outperforming the 2.26% average return of the 348 funds in Lipper Inc.'s
Money Market Funds category. The portfolio's six-month return ranked in the top 18% of the Lipper category, and its five- and 10-year returns ranked in the top 21% and 22%, respectively, of the Lipper group (see the previous page).

CREDIT CRUNCH PROMPTED FED RATE CUTS

For much of the reporting period, a lingering threat of inflation kept the
Federal Reserve (Fed) on hold, and the federal (fed) funds rate target at
5.25%. Despite increasing burdens on economic growth from the housing market slump and high energy prices, the Fed continued to view inflation as a bigger concern than recession. Money market rates declined slightly during this period of Fed inactivity. This was due to reduced Treasury bill issuance stemming from surprisingly strong federal tax receipts in April.

In late July, credit and liquidity concerns took hold of the financial markets. The bulk of the problems were confined to the bond market, but the panic eventually filtered through to the asset-backed segment of the money market. Many organizations regularly use asset-backed commercial paper. They issue this short-term debt to purchase higher-yielding, longer-term securities, such as those backed by credit card debt, student loans and mortgage loans. But what was unclear and worrisome to many investors was the extent of subprime mortgage exposure within these asset-backed and structured finance securities.

The mounting credit crisis sent investors fleeing to the safety of U.S.
Treasury securities. It also sent U.S. economic growth prospects tumbling.

* All fund returns, rankings and yields referenced in this commentary are for
Investor Class shares. Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

Portfolio Composition by Credit Rating
                       % of fund       % of fund
                      investments     investments
                         as of           as of
                        9/30/07         3/31/07
A-1+                      74%             72%
A-1                       26%             28%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Yields and Weighted Average Maturity

7-DAY CURRENT YIELD* AS OF SEPTEMBER 30, 2007
Investor Class                           4.87%
A Class                                  4.62%
B Class                                  3.87%
C Class                                  4.12%

7-DAY EFFECTIVE YIELD* AS OF SEPTEMBER 30, 2007
Investor Class                           4.99%
A Class                                  4.73%
B Class                                  3.94%
C Class                                  4.20%

                         9/30/07         3/31/07
Weighted Average
Maturity                 45 days         43 days

* The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

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4

Prime Money Market

The Fed took action, first cutting the discount rate in August and later, on
September 18, reducing the fed funds rate target to 4.75% as it cut the discount rate again. These represented the Fed's first rate cuts since June
25, 2003.

The yield on the benchmark three-month Treasury bill fell 123 basis points during the reporting period from 5.04% to 3.81% (a basis point equals 0.01%).
The bulk of the decline occurred during the third quarter of 2007, when the yield dropped 100 basis points.

PORTFOLIO STRATEGY

Prime Money Market's 7-day current yield ended the reporting period at 4.87%, only one basis point higher than it was on March 31, 2007.

Early in the reporting period we extended the portfolio's average maturity to approximately 50 days, which helped lock in higher yields in a declining-yield environment. Then, with credit concerns mounting and the demand for Treasury bills skyrocketing, the portfolio's average maturity began drifting downward.
The heightened demand meant there were fewer bills available and, consequently, little opportunity to maintain a longer average maturity.

At the height of the credit meltdown, we reaffirmed our commitment to liquidity, focusing on the shortest-term, most-liquid securities. The portfolio held no securities exposed to the subprime market and no mortgage-related asset-backed commercial paper. Such securities do not meet the portfolio's stringent selection criteria. At the same time, the portfolio avoided any securities the team felt were at risk of losing liquidity due to the "contagion effect."

With a Fed rate cut imminent, we attempted to extend the portfolio's average maturity by purchasing longer-term CDs and commercial paper. Extending was not easy, though, as longer-term paper remained in limited supply. The portfolio's average maturity ended the reporting period at 45 days.

OUTLOOK

Based on futures prices at the end of the reporting period, the bond market expected the Fed to cut the fed funds rate target at least one more time by the end of 2007. We agree with that market assessment. We also believe the Fed still faces a major challenge in shoring up confidence in the financial markets without igniting inflation or re-inflating the speculative bubbles that developed in the credit, real estate and leveraged-buyout markets. Going forward we think the Fed will proceed cautiously in cutting rates, to further assess economic conditions and the impact of September's unexpectedly large rate cut.

Portfolio Composition by Maturity
                         % of fund    % of fund
                        investments  investments
                           as of        as of
                          9/30/07      3/31/07
1-30 days                   47%          56%
31-90 days                  42%          32%
91-180 days                 10%           9%
More than 180 days          1%            3%

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

                                                      Expenses Paid
                          Beginning                      During
                           Account        Ending        Period(1)     Annualized
                            Value     Account Value     4/1/07 -        Expense
                           4/1/07        9/30/07         9/30/07       Ratio(1)
ACTUAL

Investor Class (after
waiver)(2)                 $1,000       $1,024.60         $2.78          0.55%

Investor Class (before
waiver)                    $1,000      $1,024.60(3)       $2.99          0.59%

A Class (after
waiver)(2)                 $1,000       $1,023.30         $4.05          0.80%

A Class (before waiver)    $1,000      $1,023.30(3)       $4.25          0.84%

B Class (after
waiver)(2)                 $1,000       $1,019.50         $7.83          1.55%

B Class (before waiver)    $1,000      $1,019.50(3)       $8.03          1.59%

C Class (after
waiver)(2)                 $1,000       $1,020.70         $6.57          1.30%

C Class (before waiver)    $1,000      $1,020.70(3)       $6.77          1.34%

HYPOTHETICAL

Investor Class (after
waiver)(2)                 $1,000       $1,022.25         $2.78          0.55%

Investor Class (before
waiver)                    $1,000       $1,022.05         $2.98          0.59%

A Class (after
waiver)(2)                 $1,000       $1,021.00         $4.04          0.80%

A Class (before waiver)    $1,000       $1,020.80         $4.24          0.84%

B Class (after
waiver)(2)                 $1,000       $1,017.25         $7.82          1.55%

B Class (before waiver)    $1,000       $1,017.05         $8.02          1.59%

C Class (after
waiver)(2)                 $1,000       $1,018.50         $6.56          1.30%

C Class (before waiver)    $1,000       $1,018.30         $6.76          1.34%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended September 30, 2007, the class received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

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7

SCHEDULE OF INVESTMENTS
PRIME MONEY MARKET

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                        Value

Commercial Paper(1) -- 50.9%

   $28,000,000  Allied Irish Banks N.A., 5.20%, 10/29/07
                (Acquired 5/29/07, Cost $27,381,200)(2)               $ 27,886,755
     9,000,000  Amstel Funding Corp., 5.20%, 11/21/07 (Acquired
                6/4/07, Cost $8,779,000)(2)                              8,933,700
    25,000,000  Bank of America Corp., 5.19%, 11/30/07                  24,783,958
    15,000,000  BASF AG, 5.25%, 10/2/07 (Acquired 7/2/07,
                Cost $14,798,750)(2)                                    14,997,813
     8,000,000  Cedar Springs Capital Co., 5.75%, 10/1/07
                (Acquired 9/28/07, Cost $7,996,167)(2)                   8,000,000
    12,600,000  Cedar Springs Capital Co., 6.30%, 10/19/07
                (Acquired 9/5/07, Cost $12,502,980)(2)                  12,560,310
    13,000,000  Cedar Springs Capital Co., 6.28%, 11/16/07
                (Acquired 9/5/07, Cost $12,836,720)(2)                  12,895,682
    50,000,000  Chariot Funding LLC, 6.10%, 11/13/07 (Acquired
                8/31/07, Cost $49,373,056)(2)                           49,635,694
    15,000,000  Chariot Funding LLC, 5.15%, 11/27/07 (Acquired
                9/25/07, Cost $14,864,813)(2)                           14,877,687
    13,000,000  Chariot Funding LLC, 5.50%, 12/14/07 (Acquired
                9/17/07, Cost $12,825,222)(2)                           12,853,028
    40,000,000  Charta LLC, 5.26%, 11/6/07 (Acquired 8/1/07,
                Cost $39,433,089)(2)                                    39,789,600
    30,000,000  Charta LLC, 5.80%, 1/28/08 (Acquired 8/31/07,
                Cost $29,294,333)(2)                                    29,424,833
    19,000,000  Citibank Credit Card Issuance Trust, Series 2007
                A3, 6.05%, 10/31/07 (Acquired 8/17/07, Cost
                $18,760,521)(2)                                         18,904,209
    50,000,000  Cobbler Funding Ltd./Cobbler Funding LLC, 5.28%,
                10/25/07 (Acquired 7/25/07, Cost $49,325,333)(2)        49,824,000
     7,000,000  Cobbler Funding Ltd./Cobbler Funding LLC, 5.21%,
                1/23/08 (Acquired 6/12/07, Cost $6,774,089)(2)           6,884,512
    18,000,000  CRC Funding LLC, 5.27%, 11/5/07 (Acquired
                8/3/07, Cost $17,752,310)(2)                            17,907,775
    19,400,000  CRC Funding LLC, 5.95%, 11/13/07 (Acquired
                9/13/07, Cost $19,204,410)(2)                           19,262,125

Principal Amount                                                        Value

   $40,000,000  CRC Funding LLC, 5.05%, 1/29/08 (Acquired
                9/21/07, Cost $39,270,556)(2)                         $ 39,326,667
    31,349,000  Crown Point Capital Co., 5.24%, 10/18/07
                (Acquired 7/17/07-7/30/07, Cost $30,927,012)(2)         31,271,390
     1,013,000  Crown Point Capital Co., 5.30%, 10/22/07
                (Acquired 7/30/07, Cost $1,000,473)(2)                   1,009,868
    33,000,000  Crown Point Capital Co., 5.27%, 11/9/07
                (Acquired 8/3/07-9/28/07, Cost $32,618,283)(2)          32,811,565
    10,000,000  Crown Point Capital Co., 5.85%, 2/25/08
                (Acquired 9/17/07, Cost $9,738,375)(2)                   9,761,125
     2,200,000  Danske Corp., 5.23%, 11/19/07 (Acquired 6/22/07,
                Cost $2,152,104)(2)                                      2,184,354
    50,000,000  Danske Corp., 5.36%, 3/4/08 (Acquired 8/31/07,
                Cost $48,645,111)(2)                                    48,846,111
     2,575,000  Depfa Bank plc, 5.55%, 10/22/07 (Acquired
                8/13/07, Cost $2,547,211)(2)                             2,566,663
    28,000,000  Depfa Bank plc, 5.45%, 11/13/07 (Acquired
                8/13/07, Cost $27,610,022)(2)                           27,817,728
    30,000,000  Emerald Notes of the BA Credit Card Trust,
                5.26%, 10/29/07 (Acquired 7/23/07, Cost
                $29,570,842)(2)                                         29,877,384
     8,000,000  Emerald Notes of the BA Credit Card Trust,
                5.28%, 11/1/07 (Acquired 8/1/07, Cost
                $7,892,053)(2)                                           7,963,626
    10,000,000  Govco Incorporated, 5.25%, 10/2/07 (Acquired
                7/2/07, Cost $9,865,833)(2)                              9,998,541
    46,000,000  Govco Incorporated, 5.24%, 10/23/07 (Acquired
                7/23/07, Cost $45,384,009)(2)                           45,852,698
    10,000,000  Govco Incorporated, 5.21%, 12/31/07 (Acquired
                7/2/07, Cost $9,736,606)(2)                              9,868,303
     5,000,000  HBOS Treasury Services plc, 5.17%, 11/13/07              4,969,153
    20,000,000  HBOS Treasury Services plc, 5.67%, 12/10/07             19,779,500
    15,000,000  ING (U.S.) Funding LLC, 5.25%, 11/5/07                  14,923,511
    15,000,000  ING (U.S.) Funding LLC, 5.01%, 12/3/07                  14,868,488
    50,000,000  ING (U.S.) Funding LLC, 5.19%, 12/4/07                  49,538,666

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8

Prime Money Market

Principal Amount                                                        Value

   $36,000,000  Legacy Capital LLC, 6.30%, 10/19/07 (Acquired
                9/5/07, Cost $35,779,500)(2)                          $ 35,943,300
       629,000  Legacy Capital LLC, 5.34%, 10/24/07 (Acquired
                8/6/07, Cost $621,629)(2)                                  626,854
     6,000,000  Legacy Capital LLC, 5.30%, 11/7/07 (Acquired
                8/6/07, Cost $5,917,850)(2)                              5,967,316
    30,000,000  Legacy Capital LLC, 6.28%, 11/16/07 (Acquired
                9/5/07, Cost $29,623,200)(2)                            29,759,267
    15,000,000  Lexington Parker Capital, 5.26%, 10/5/07
                (Acquired 6/26/07, Cost $14,780,833)(2)                 14,991,234
    10,000,000  Lexington Parker Capital, 5.25%, 10/31/07
                (Acquired 9/25/07, Cost $9,947,500)(2)                   9,956,250
    14,000,000  Lexington Parker Capital, 5.30%, 11/6/07
                (Acquired 8/6/07, Cost $13,810,378)(2)                  13,925,800
     4,000,000  Lexington Parker Capital, 5.25%, 11/14/07
                (Acquired 9/28/07, Cost $3,972,583)(2)                   3,974,333
    24,000,000  Lexington Parker Capital, 5.90%, 2/5/08
                (Acquired 9/14/07, Cost $23,433,600)(2)                 23,500,467
    13,000,000  Lexington Parker Capital, 5.85%, 2/25/08
                (Acquired 9/17/07, Cost $12,659,888)(2)                 12,689,463
    50,000,000  Morgan Stanley, 5.65%, 12/6/07                          49,482,084
    35,000,000  Ranger Funding Co. LLC, 5.15%, 12/14/07
                (Acquired 9/24/07, Cost $34,594,438)(2)                 34,629,486
    10,000,000  Societe Generale, 5.25%, 10/17/07                        9,976,689
     1,287,000  Societe Generale, 5.25%, 10/22/07                        1,283,059
    30,000,000  Societe Generale, 5.21%, 11/2/07                        29,861,200
    20,000,000  Societe Generale, 5.65%, 12/5/07                        19,795,972
    10,600,000  Societe Generale, 5.35%, 12/21/07                       10,472,403
    15,000,000  Toronto Dominion Holdings, 5.70%, 11/8/07
                (Acquired 9/4/07, Cost $14,845,760)(2)                  14,909,829
    35,000,000  Triple A One Funding Corp., 6.41%, 10/16/07
                (Acquired 9/7/07, Cost $34,756,954)(2)                  34,906,521
     8,000,000  Triple A One Funding Corp., 5.33%, 10/30/07
                (Acquired 9/26/07, Cost $7,959,729)(2)                   7,965,651
    36,480,000  Triple A One Funding Corp., 6.30%, 11/13/07
                (Acquired 9/4/07, Cost $36,033,120)(2)                  36,205,488

Principal Amount                                                        Value

   $14,500,000  Tulip Funding Corp., 5.25%, 10/25/07 (Acquired
                9/25/07, Cost $14,436,563)(2)                         $ 14,449,250
    40,000,000  UBS Finance LLC, 5.27%, 10/3/07                         39,988,289
     6,000,000  UBS Finance LLC, 5.25%, 10/22/07                         5,981,625
    10,000,000  UBS Finance LLC, 5.39%, 1/18/08                          9,836,803
     7,500,000  UBS Finance LLC, 5.40%, 2/11/08                          7,350,375
     6,000,000  Variable Funding Capital Corp. LLC, 5.90%,
                11/21/07 (Acquired 8/23/07, Cost $5,911,500)(2)          5,949,850
     1,700,000  Westpac Securities NZ Ltd., 5.70%, 10/23/07
                (Acquired 8/16/07, Cost $1,681,697)(2)                   1,694,078
     2,934,000  Westpac Securities NZ Ltd., 5.65%, 11/8/07
                (Acquired 8/16/07, Cost $2,895,320)(2)                   2,916,502
     8,500,000  Westpac Securities NZ Ltd., 5.45%, 11/30/07
                (Acquired 8/21/07, Cost $8,370,033)(2)                   8,422,792
    30,000,000  Westpac Securities NZ Ltd., 5.41%, 12/19/07
                (Acquired 9/18/07, Cost $29,589,742)(2)                 29,643,842
    40,000,000  Windmill Funding Corp., 5.24%, 10/9/07 (Acquired
                7/10/07, Cost $39,470,178)(2)                           39,953,422
    19,000,000  Windmill Funding Corp., 6.20%, 10/19/07
                (Acquired 9/12/07, Cost $18,878,928)(2)                 18,941,100
     7,000,000  Windmill Funding Corp., 5.15%, 11/2/07 (Acquired
                9/19/07, Cost $6,955,939)(2)                             6,967,956
    40,000,000  Yorktown Capital LLC, 5.10%, 12/20/07 (Acquired
                9/21/07, Cost $39,490,000)(2)                           39,546,667
                                                                    --------------
TOTAL COMMERCIAL PAPER                                               1,405,122,239
                                                                    --------------

Corporate Bonds -- 20.0%
     3,135,000  A&M Hospital Convention Center, VRN, 5.18%,
                10/4/07 (LOC: Columbus Bank & Trust)                     3,135,000
     1,250,000  A&M Hospitalities LLC, VRN, 5.18%, 10/4/07 (LOC:
                Columbus Bank & Trust)                                   1,250,000
     5,500,000  AIK Partners LLC, VRN, 5.15%, 10/4/07 (LOC:
                Wachovia Bank N.A.)                                      5,500,000
    15,500,000  American Honda Finance Corp., VRN, 5.20%,
                12/21/07, resets quarterly off the 3-month
                T-Bill minus 0.04% with no caps (Acquired
                9/5/07, Cost $15,490,158)(2)                            15,491,234

------
9

Prime Money Market

Principal Amount                                                        Value

   $46,000,000  Berkshire Hathaway Finance Corp., VRN, 5.41%,
                10/11/07, resets quarterly off the 3-month LIBOR
                plus 0.05% with no caps                               $ 46,012,502
    25,000,000  Berkshire Hathaway Finance Corp., VRN, 5.59%,
                11/16/07, resets quarterly off the 3-month
                T-Bill plus 0.06% with no caps                          25,002,162
     1,910,000  Capital Markets Access Co. LLC, VRN, 5.20%,
                10/4/07                                                  1,910,000
     5,685,000  Capital Markets Access Co. LLC, VRN, 5.20%,
                10/4/07                                                  5,685,000
       890,000  Capital Markets Access Co. LLC, VRN, 5.20%,
                10/4/07                                                    890,000
     4,295,000  Chaffee Point Hospitalities LLC, VRN, 5.18%,
                10/4/07 (LOC: Columbus Bank & Trust)                     4,295,000
    13,170,000  Cityscape SCP, LLC/Cityscape Turnberry,
                LLC/Cityscape Lakeside, LLC/et al, VRN, 5.16%,
                10/4/07 (LOC: Columbus Bank & Trust)                    13,170,000
     2,295,000  Coastal Area Stores Inc./Tattnall Foods Inc.,
                VRN, 5.18%, 10/4/07 (LOC: Columbus Bank & Trust)         2,295,000
     3,550,000  Colorado Natural Gas Inc., VRN, 5.16%, 10/4/07
                (LOC: Harris Trust & Savings Bank)                       3,550,000
     3,275,000  Delos LLC, VRN, 5.18%, 10/4/07 (LOC: Fifth Third
                Bank)                                                    3,275,000
     4,658,000  FIA Credit Services, N.A., 5.375%, 1/15/08               4,656,354
     8,105,000  Fiore Capital LLC, VRN, 5.13%, 10/4/07                   8,105,000
     2,000,000  Freehold Young Men's Christian Association
                (The), VRN, 5.13%, 10/4/07 (LOC: Wachovia Bank
                N.A.)                                                    2,000,000
    25,000,000  General Electric Capital Corp., VRN, 5.42%,
                10/3/07, resets quarterly off the 3-month T-Bill
                plus 0.06% with no caps                                 25,006,352
    10,100,000  General Electric Capital Corp., VRN, 5.66%,
                12/3/07, resets quarterly off the 3-month LIBOR
                plus 0.04% with no caps                                 10,103,504
    23,000,000  Great Falls Clinic, LLP, VRN, 5.30%, 10/3/07
                (LOC: Bank of America N.A.)                             23,000,000
    21,000,000  Gwinnett Instructional LLC, VRN, 5.13%, 10/4/07
                (LOC: Allied Irish Bank plc)                            21,000,000

Principal Amount                                                        Value

   $ 1,490,000  Herman & Kittle Capital LLC, VRN, 5.15%, 10/4/07
                (LOC: FHLB)                                            $ 1,490,000
    23,655,000  KMS Fed Ex L.P., VRN, 5.40%, 10/1/07 (LOC: Union
                Bank of California)                                     23,655,000
    40,000,000  MBIA Global Funding LLC, VRN, 4.25%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.33%
                with no caps (Acquired 4/11/07, Cost
                $40,000,000)(2)                                         40,000,000
    15,000,000  MBIA Global Funding LLC, VRN, 4.63%, 1/22/08,
                resets quarterly off the 3-month T-Bill plus
                0.33% with no caps (Acquired 8/30/07, Cost
                $15,000,000)(2)                                         15,000,000
     7,100,000  Mullenix-St Charles Properties LP, VRN, 5.12%,
                10/4/07 (LOC: Wachovia Bank N.A.)                        7,100,000
    20,000,000  Natixis, VRN, 4.91%, 10/1/07, resets daily off the Federal Funds Target Rate plus 0.16% with no
                caps                                                    20,000,000
    33,000,000  Natixis, VRN, 4.91%, 10/1/07, resets daily off the Federal Funds Target Rate plus 0.16% with no
                caps                                                    33,000,000
     5,300,000  Oklahoma Christian University Inc., VRN, 5.17%,
                10/4/07 (LOC: FHLB)                                      5,300,000
     5,350,000  Roman Catholic Bishop of San Jose, VRN, 5.13%,
                10/4/07 (LOC: Allied Irish Bank plc)                     5,350,000
    25,000,000  Royal Bank of Scotland Group plc, VRN, 5.24%,
                12/21/07, resets quarterly off the 3-month LIBOR
                with no caps (Acquired 1/8/07, Cost
                $25,012,625)(2)                                         25,002,973
     7,500,000  Salvation Army, Series 2003 A, VRN, 5.13%,
                10/4/07 (LOC: Bank of New York)                          7,500,000
     8,000,000  Salvation Army, Series 2004 A, VRN, 5.13%,
                10/4/07 (LOC: Bank of New York)                          8,000,000
    15,100,000  Signal International LLC/Signal International
                L.P., VRN, 5.13%, 10/4/07 (LOC: General Electric
                Capital Corp.) (Acquired 12/29/05, Cost
                $15,100,000)(2)                                         15,100,000
     7,000,000  Southwest Georgia Oil Co. Inc., VRN, 5.18%,
                10/4/07                                                  7,000,000
    21,000,000  Toyota Motor Credit Corp., 5.32%, 6/2/08                21,000,000

------
10

Prime Money Market

Principal Amount                                                        Value

   $10,000,000  Toyota Motor Credit Corp., VRN, 4.24%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.32%
                with no caps                                          $ 10,000,000
    10,000,000  Toyota Motor Credit Corp., VRN, 4.24%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.32%
                with no caps                                            10,000,000
    41,000,000  Travelers Insurance Co. Group, VRN, 5.41%,
                11/2/07, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps (Acquired 8/7/03, Cost
                $41,000,000)(2)                                         41,000,000
    20,000,000  UBS AG, 5.40%, 11/28/07                                 20,000,000
    10,490,000  Woodgrain Millwork, VRN, 5.16%, 10/4/07 (LOC:
                General Electric Capital Corp.)                         10,490,000
                                                                    --------------
TOTAL CORPORATE BONDS                                                  551,320,081
                                                                    --------------
Municipal Securities -- 16.2%

    12,000,000  Association of Bay Area Governments Finance
                Auth. for Nonprofit Corps. Rev., Series 2007 B,
                (Casa De Las Campanas, Inc.), VRDN, 6.50%,
                10/4/07 (RADIAN) (SBBPA: KBC Bank N.V.)                 12,000,000
     4,380,000  Babylon Industrial Development Agency Rev.,
                Series 2004 A, (Topiderm Inc.), VRDN, 5.16%,
                10/4/07 (LOC: Citibank N.A.)                             4,380,000
     4,850,000  Calexico Unified School District COP,
                (Refinancing Project), VRDN, 5.16%, 10/4/07
                (XLCA) (SBBPA: Wachovia Bank N.A.)                       4,850,000
     8,160,000  California Educational Facilities Auth. Rev.,
                Series 2005 B, (University La Verne), VRDN,
                5.19%, 10/4/07 (LOC: Allied Irish Bank plc)              8,160,000
    24,270,000  California Statewide Communities Development
                Auth. Rev., Series 2002 B, (Biola University),
                VRDN, 5.30%, 10/4/07 (LOC: BNP Paribas)                 24,270,000
    34,000,000  Catholic Health Initiatives Rev., Series 2007 B,
                5.38%, 11/6/07                                          34,000,000
     5,420,000  City of Fairfield Rev., Series 2005 A, VRDN,
                5.13%, 10/4/07 (LOC: Landesbank Hessen-Thuringen
                Girozentrale)                                            5,420,000

Principal Amount                                                        Value

   $38,000,000  City of Portland GO, (Taxable Pension), VRDN,
                5.13%, 10/3/07 (SBBPA: Landesbank
                Hessen-Thuringen Girozentrale)                        $ 37,999,636
     3,265,000  Columbus Development Auth. Rev., (Woodmont
                Properties LLC), VRDN, 5.21%, 10/4/07 (LOC:
                Columbus Bank & Trust)                                   3,265,000
    19,665,000  Concordia College Rev., VRDN, 5.13%, 10/1/07
                (LOC: Bank of America N.A.)                             19,665,000
    20,000,000  Cook County GO, Series 2005 D, (Public
                Improvements), VRDN, 5.17%, 10/3/07 (SBBPA:
                Depfa Bank plc)                                         20,000,000
     2,715,000  El Monte COP, Series 2003 B, (Community
                Improvement), VRDN, 5.17%, 10/4/07 (LOC:
                California State Teacher's Retirement System)            2,715,000
    22,000,000  Florida Hurricane Catastrophe Fund Financing
                Corp. Rev., Series 2006 B, VRDN, 5.96%,
                10/15/07, resets monthly off the 1-month LIBOR
                plus 0.02% with no caps                                 22,000,000
     6,720,000  Gadsden Airport Auth. Rev., VRDN, 5.15%, 10/4/07
                (LOC: Southtrust Bank N.A.)                              6,720,000
     7,670,000  Georgia Municipal Gas Auth. Rev., (National Gas
                Utility Improvements), VRDN, 5.16%, 10/4/07
                (LOC: Wachovia Bank N.A. and JPMorgan Chase Bank)        7,670,000
    15,000,000  Groton City GO, Series 2007 B, 6.00%, 10/10/07          15,002,149
     5,750,000  JJB Properties LLC Rev., (Rental Property),
                VRDN, 5.12%, 10/4/07 (LOC: Arvest Bank and FHLB)         5,750,000
    10,690,000  Kansas City Financing Commission Tax Increment
                Rev., Series 2006 B, (Briarcliff West), VRDN,
                5.14%, 10/4/07 (LOC: Marshall & Isley Bank)             10,690,000
     1,400,000  Las Cruces Industrial Rev., (F&A Dairy
                Products), VRDN, 5.63%, 12/1/07 (LOC: Wells
                Fargo Bank N.A.)                                         1,400,000
     2,880,000  Long Beach Rev., Series 2004 A, (Towne Center
                Site), VRDN, 5.12%, 10/4/07 (LOC: Allied Irish
                Bank plc)                                                2,880,000

------
11

Prime Money Market

Principal Amount                                                        Value

   $21,250,000  Louisiana Agriculture Finance Auth. Rev.,
                (Lacassine Syrup Mill), VRDN, 5.17%, 10/4/07
                (LOC: AmSouth Bank)                                   $ 21,250,000
     8,200,000  Lower Colorado River Auth. Rev., 5.37%, 11/1/07          8,200,000
     6,070,000  Minnesota Higher Education Facilities Auth.
                Rev., Series 2003 5-P2, (Concordia University,
                St. Paul), VRDN, 5.17%, 10/1/07 (LOC: U.S. Bank
                N.A.)                                                    6,070,000
     6,400,000  Mississippi Business Finance Corp. Rev.,
                (Medical Development Properties), VRDN, 5.13%,
                10/4/07 (LOC: BancorpSouth Bank and FHLB)                6,400,000
     3,525,000  Mississippi Business Finance Corp. Rev.,
                (Millsaps Chevrolet-Pontiac-Buick-GMC Truck,
                Inc.), VRDN, 5.13%, 10/4/07 (LOC: National Bank
                of Commerce and FHLB)                                    3,525,000
    11,000,000  Mississippi Business Finance Corp. Rev.,
                (Skyline Steel Pipe), VRDN, 5.13%, 10/4/07 (LOC:
                Fortis Bank SA N.V.)                                    11,000,000
     7,500,000  Mississippi Business Finance Corp. Rev., Series
                2005, (Future Pipe Industries, Inc.), VRDN,
                5.13%, 10/4/07 (LOC: Mashreqbank and Bank of New
                York)                                                    7,500,000
     5,000,000  Mississippi Business Finance Corp. Rev., Series
                2006 R-1, (Brown Bottling Group, Inc.), VRDN,
                5.13%, 10/4/07 (LOC: FHLB)                               5,000,000
    10,000,000  Mississippi Business Finance Corp. Industrial
                Development Rev., (VC Regional Assembly), VRDN,
                5.21%, 10/3/07 (LOC: JPMorgan Chase Bank)               10,000,000
    18,640,000  New Orleans Rev., VRDN, 5.38%, 10/4/07 (Ambac)
                (SBBPA: JPMorgan Chase Bank)                            18,640,000
    24,000,000  North Texas Higher Education Auth., Inc. Student
                Loan Rev., Series 2006 D, VRDN, 5.13%, 10/3/07
                (Ambac/Guaranteed Student Loans) (SBBPA: Lloyds
                TSB Bank plc)                                           24,000,000
     5,000,000  Omaha Special Obligation Rev., (Riverfront
                Redevelopment), VRDN, 5.18%, 10/3/07 (Ambac)
                (SBBPA: Dexia Credit Local)                              5,000,000

Principal Amount                                                        Value

   $10,300,000  Pasadena COP, (Los Robles Avenue Parking
                Facilities), VRDN, 5.13%, 10/2/07 (LOC: Bank of
                New York and California State Teacher's
                Retirement System)                                    $ 10,300,000
    20,000,000  Pennsylvania Housing Finance Agency Single
                Family Mortgage Rev., Series 2007-97D, VRDN,
                5.13%, 10/3/07 (SBBPA: Dexia Credit Local)              20,000,000
       945,000  Plymouth Rev., (Carlson Center), VRDN, 5.15%,
                10/4/07 (LOC: U.S. Bank N.A.)                              945,000
     9,990,000  Putnam County Industrial Development Agency
                Rev., (Sincerity Facility LLC), VRDN, 5.13%,
                10/4/07 (LOC: Bank of New York)                          9,990,000
     5,000,000  Roman Catholic Diocese of Raleigh Rev., Series
                2002 A, VRDN, 5.18%, 10/4/07 (LOC: Bank of
                America N.A.)                                            5,000,000
     4,755,000  Santa Rosa Pension Obligation Rev., Series 2003
                A, VRDN, 5.13%, 10/4/07 (LOC: Landesbank
                Hessen-Thuringen Girozentrale)                           4,755,000
     6,761,331  Savannah College of Art & Design Inc. Rev.,
                Series 2004 BD, VRDN, 5.30%, 10/4/07 (LOC: Bank
                of America N.A.)                                         6,761,331
    10,845,000  Southeast Alabama Gas District Rev., VRDN,
                5.15%, 10/4/07 (XLCA) (SBBPA: Southtrust Bank
                N.A.)                                                   10,845,000
     4,145,000  Sterling Tax Allocation Rev., (Rock River
                Redevelopment), VRDN, 5.20%, 10/3/07 (LOC:
                Wachovia Bank N.A.)                                      4,145,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             448,163,116
                                                                    --------------

Certificates Of Deposit -- 10.2%

    65,000,000  Barclays Bank plc, 5.32%, 12/4/07                       65,000,000
    30,000,000  Calyon New York, 5.04%, 12/19/07                        30,000,000
    10,000,000  Canadian Imperial Bank of Commerce (New York),
                5.28%, 10/12/07                                          9,999,275
     5,000,000  Canadian Imperial Bank of Commerce (New York),
                5.375%, 10/26/07                                         4,999,550
    20,000,000  Comerica Bank, 5.41%, 11/26/07                          20,000,721
     7,930,000  HBOS Treasury Services plc (New York), 5.31%,
                10/16/07                                                 7,929,800

------
12

Prime Money Market

Principal Amount                                                        Value

   $25,000,000  HBOS Treasury Services plc (New York), 5.26%,
                1/8/08                                                $ 25,000,000
    15,000,000  HBOS Treasury Services plc (New York), 5.33%,
                5/30/08                                                 14,990,940
    12,600,000  Natixis (New York), 5.26%, 1/9/08                       12,591,835
    25,000,000  Royal Bank of Scotland (New York), 5.45%, 3/14/08       25,002,265
    65,000,000  Toronto Dominion Bank (New York), VRN, 4.75%,
                10/1/07, resets daily off the Federal Funds
                Target Rate plus 0.07% with no caps                     65,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                          280,514,386
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 97.3%                                 2,685,119,822
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 2.7%                                    74,765,406
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,759,885,228
                                                                    ==============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

XLCA = XL Capital Ltd.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was $1,243,824,671, which represented 45.1% of total net assets. Restricted securities considered illiquid represent 1.5% of total net assets.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (amortized cost and cost for
federal income tax purposes)                                        $2,685,119,822

Cash                                                                    74,107,644

Interest receivable                                                     14,128,544

Prepaid portfolio insurance                                                135,619
                                                                    --------------
                                                                     2,773,491,629
                                                                    --------------

LIABILITIES

Payable for investments purchased                                       11,969,346

Payable for capital shares redeemed                                         33,377

Accrued management fees                                                  1,161,633

Distribution fees payable                                                    1,304

Service fees (and distribution fees - A Class) payable                      24,815

Dividends payable                                                          415,926
                                                                    --------------
                                                                        13,606,401
                                                                    --------------

NET ASSETS                                                          $2,759,885,228
                                                                    ==============

NET ASSETS CONSIST OF:

Capital paid in                                                     $2,759,951,840

Accumulated net realized loss on investment transactions                  (66,612)
                                                                    --------------
                                                                    $2,759,885,228
                                                                    ==============

INVESTOR CLASS

Net assets                                                          $2,636,105,848

Shares outstanding                                                   2,636,169,741

Net asset value per share                                                    $1.00

A CLASS

Net assets                                                            $121,628,789

Shares outstanding                                                     121,631,551

Net asset value per share                                                    $1.00

B CLASS

Net assets                                                              $1,131,000

Shares outstanding                                                       1,131,074

Net asset value per share                                                    $1.00

C CLASS

Net assets                                                              $1,019,591

Shares outstanding                                                       1,019,596

Net asset value per share                                                    $1.00

See Notes to Financial Statements.

------
14

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                     $65,347,215
                                                             -----------

EXPENSES:

Management fees                                                6,874,105

Distribution fees:

  A Class                                                          5,569

  B Class                                                          3,367

  C Class                                                          1,907

Service fees:

  A Class                                                          5,569

  B Class                                                          1,122

  C Class                                                            954

Distribution and service fees - A Class                           24,520

Distribution and service fees - A Class (old) (Note 5)           121,458

Trustees' fees and expenses                                       56,324

Portfolio insurance and other expenses                           218,541
                                                             -----------
                                                               7,313,436

Amount waived                                                  (482,538)
                                                             -----------
                                                               6,830,898
                                                             -----------

NET INVESTMENT INCOME (LOSS)                                  58,516,317
                                                             -----------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS             (24,092)
                                                             -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                    $58,492,225
                                                             ===========

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MARCH 31, 2007

Increase (Decrease) in Net Assets                Sept. 30, 2007     March 31, 2007

OPERATIONS

Net investment income (loss)                        $58,516,317       $105,957,150

Net realized gain (loss)                               (24,092)            (3,528)
                                                 --------------     --------------
Net increase (decrease)
in net assets resulting
from operations                                      58,492,225        105,953,622
                                                 --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class                                   (55,702,276)      (101,854,192)

  A Class                                             (559,725)          (153,038)

  A Class (old) (Note 5)                            (2,221,170)        (3,877,527)

  B Class                                              (17,406)           (45,130)

  C Class                                              (15,740)           (27,263)
                                                 --------------     --------------
Decrease in net assets
from distributions                                 (58,516,317)      (105,957,150)
                                                 --------------     --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share transactions                          484,561,153        244,090,701
                                                 --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS               484,537,061        244,087,173

NET ASSETS

Beginning of period                               2,275,348,167      2,031,260,994
                                                 --------------     --------------
End of period                                    $2,759,885,228     $2,275,348,167
                                                 ==============     ==============

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the A
Class (formerly Advisor Class), the B Class and the C Class. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME-- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

------
17

SEPTEMBER 30, 2007 (UNAUDITED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of the fund approved a change in the class's fee structure. The change was approved by the Board of Trustees on December 8,
2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of
0.25% in total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class)
range from 0.2500% to 0.3100%. Prior to September 4, 2007, the A Class (new)
was 0.2500% less at each point within the Complex Fee range. From August 1,
2006 to July 31, 2007, the investment advisor voluntarily agreed to waive
0.050% of its management fee. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.021% of its management fee. The total amount of the waiver for each class of the fund for the six months ended September 30,
2007, was $457,716, $2,988, $21,518, $173, and $143 for the Investor Class, A
Class (new), A Class (old), B Class and C Class, respectively. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for each class of the fund for the six months ended September 30, 2007 was 0.57% for the Investor Class, B Class and C
Class, and 0.36% for the A Class (new). The effective annual management fee after waiver for each class of the fund for the six months ended September 30,
2007 was 0.53% for the Investor Class, B Class and C Class, and 0.32% for the
A Class (new).

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. Prior to
September 4, 2007, the Board of Trustees had adopted a Master Distribution and
Shareholder Services plan for the A Class (new), pursuant to Rule 12b-1 of the
1940 Act, in which the A Class (new) paid ACIS an annual distribution fee of
0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class (new), A Class (old), B
Class and C Class shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative

------
18

SEPTEMBER 30, 2007 (UNAUDITED)

services rendered by ACIS, its affiliates or independent third party providers for A Class (new) shares. Fees incurred under the plans during the six months ended September 30, 2007, are detailed in the Statement of Operations.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the six months ended
September 30, 2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. ACIM owns 11% of the oustanding shares of the fund.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                        Six months ended                          Year ended
                                      September 30, 2007                      March 31, 2007
                                Shares            Amount            Shares            Amount

INVESTOR CLASS

Sold                     1,477,313,978    $1,477,313,978     2,293,636,505    $2,293,636,505

Issued in
reinvestment of
distributions               52,526,281        52,526,281        97,522,574        97,522,574

Redeemed               (1,049,510,214)   (1,049,510,214)   (2,217,321,520)   (2,217,321,520)
                       ---------------   ---------------   ---------------   ---------------
                           480,330,045       480,330,045       173,837,559       173,837,559
                       ---------------   ---------------   ---------------   ---------------
A CLASS

Sold                        24,831,684        24,831,684         3,411,695         3,411,695

Issued in
connection with
reclassification
(Note 5)                   109,222,892       109,218,798                --                --

Issued in
reinvestment of
distributions                  474,910           474,910           149,117           149,117

Redeemed                  (17,082,694)      (17,082,694)       (2,520,839)       (2,520,839)
                       ---------------   ---------------   ---------------   ---------------
                           117,446,792       117,442,698         1,039,973         1,039,973
                       ---------------   ---------------   ---------------   ---------------
A CLASS (OLD)

Sold                        64,249,272        64,249,272       198,542,700       198,542,700

Issued in
reinvestment of
distributions                1,551,046         1,551,046         3,203,673         3,203,673

Redeemed in
connection with
reclassification
(Note 5)                 (109,222,892)     (109,218,798)                --                --

Redeemed                  (70,578,778)      (70,578,778)     (132,900,813)     (132,900,813)
                       ---------------   ---------------   ---------------   ---------------
                         (114,001,352)     (113,997,258)        68,845,560        68,845,560
                       ---------------   ---------------   ---------------   ---------------
B CLASS

Sold                           394,263           394,263         2,159,121         2,159,121

Issued in
reinvestment of
distributions                   15,709            15,709            42,105            42,105

Redeemed                     (117,368)         (117,368)       (1,497,102)       (1,497,102)
                       ---------------   ---------------   ---------------   ---------------
                               292,604           292,604           704,124           704,124
                       ---------------   ---------------   ---------------   ---------------
C CLASS

Sold                           712,712           712,712           821,690           821,690

Issued in
reinvestment of
distributions                   14,685            14,685            26,399            26,399

Redeemed                     (234,333)         (234,333)       (1,184,604)       (1,184,604)
                       ---------------   ---------------   ---------------   ---------------
                               493,064           493,064         (336,515)         (336,515)
                       ---------------   ---------------   ---------------   ---------------
Net increase
(decrease)                 484,561,153     $ 484,561,153       244,090,701      $244,090,701
                       ===============   ===============   ===============   ===============

------
19

SEPTEMBER 30, 2007 (UNAUDITED)

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(41,623), which may be used to offset future taxable gains. The capital loss carryovers expire as follows:

    2010        2011      2012        2013         2014          2015

 $(13,456)     $(36)       --      $(11,584)     $(2,029)      $(14,518)

Capital loss deferrals of $(897) represent net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

5. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of the fund were reclassified as Advisor Class shares. Subsequent to the reclassification, the
Advisor Class was renamed A Class. The change was approved by the Board of
Trustees on December 8, 2006.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
20

FINANCIAL HIGHLIGHTS
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)         2007         2006         2005         2004         2003

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                     ---------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.02         0.05         0.03         0.01         0.01         0.01
                     ---------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                 (0.02)       (0.05)       (0.03)       (0.01)       (0.01)       (0.01)
                     ---------     --------     --------     --------     --------     --------
Net Asset
Value, End of
Period                   $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                     =========     ========     ========     ========     ========     ========

TOTAL RETURN(2)          2.46%        4.83%        3.28%        1.19%        0.58%        1.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             0.55%(3)(4)     0.55%(3)     0.57%(3)        0.60%        0.61%        0.61%

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       0.59%(4)        0.59%                     0.60%                     0.61%
                                                   0.59%                     0.61%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             4.87%(3)(4)     4.73%(3)     3.24%(3)        1.17%        0.58%        1.19%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       4.83%(4)        4.69%        3.22%        1.17%        0.58%        1.19%

Net Assets, End
of Period (in
thousands)          $2,636,106   $2,155,800   $1,981,964   $1,964,135   $2,126,433   $2,574,694

(1) Six months ended September 30, 2007 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
21

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                           2007(2)       2007       2006     2005    2004     2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $1.00      $1.00      $1.00    $1.00   $1.00    $1.00
                       -----------   --------   --------   ------  ------   ------
Income From
Investment
Operations

 Net Investment
 Income (Loss)                0.02       0.04       0.03     0.01   --(3)     0.01
                       -----------   --------   --------   ------  ------   ------
Distributions

 From Net
 Investment
 Income                     (0.02)     (0.04)     (0.03)   (0.01)   --(3)   (0.01)
                       -----------   --------   --------   ------  ------   ------
Net Asset Value,
End of Period                $1.00      $1.00      $1.00    $1.00   $1.00    $1.00
                       ===========   ========   ========   ======  ======   ======

TOTAL RETURN(4)              2.33%      4.58%      3.02%    0.94%   0.33%    0.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets             0.80%(5)(6)   0.80%(5)   0.82%(5)    0.85%   0.86%    0.86%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)           0.84%(6)      0.84%      0.84%    0.85%   0.86%    0.86%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             4.62%(5)(6)   4.48%(5)   2.99%(5)    0.92%   0.33%    0.94%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)           4.58%(6)      4.44%      2.97%    0.92%   0.33%    0.94%

Net Assets, End of
Period (in
thousands)                $121,629     $4,185     $3,145   $2,560  $3,055   $5,431

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2007 (unaudited).

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

------
22

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003(2)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   -----------   --------   --------   --------   --------    ----------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.02       0.04       0.02      --(3)      --(3)         --(3)
                   -----------   --------   --------   --------   --------    ----------
Distributions

 From Net
 Investment
 Income                 (0.02)     (0.04)     (0.02)      --(3)      --(3)         --(3)
                   -----------   --------   --------   --------   --------    ----------
Net Asset
Value, End of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   ===========   ========   ========   ========   ========    ==========

TOTAL RETURN(4)          1.95%      3.80%      2.26%      0.34%      0.22%         0.12%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.55%(5)(6)   1.55%(5)   1.57%(5)   1.48%(7)   0.99%(7)   0.61%(6)(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.59%(6)      1.59%      1.59%      1.60%      1.61%      1.61%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             3.87%(5)(6)   3.73%(5)   2.24%(5)   0.29%(7)   0.20%(7)   0.76%(6)(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       3.83%(6)      3.69%      2.22%      0.17%    (0.42)%    (0.24)%(6)

Net Assets, End
of Period (in
thousands)              $1,131       $838       $134        $97        $74           $25

(1) Six months ended September 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through March 31, 2003.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

------
23

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003(2)

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   -----------   --------   --------   --------   --------   -----------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.02       0.04       0.02       0.01      --(3)         --(3)
                   -----------   --------   --------   --------   --------   -----------
Distributions

 From Net
 Investment
 Income                 (0.02)     (0.04)     (0.02)     (0.01)      --(3)         --(3)
                   -----------   --------   --------   --------   --------   -----------
Net Asset
Value, End of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   ===========   ========   ========   ========   ========   ===========

TOTAL RETURN(4)          2.07%      4.06%      2.51%      0.57%      0.09%         0.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.30%(5)(6)   1.30%(5)   1.32%(5)   1.28%(7)   1.10%(7)   1.34%(6)(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.34%(6)      1.34%      1.34%      1.35%      1.36%      1.36%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             4.12%(5)(6)   3.98%(5)   2.49%(5)   0.49%(7)   0.09%(7)   0.47%(6)(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       4.08%(6)      3.94%      2.47%      0.42%    (0.17)%      0.45%(6)

Net Assets, End
of Period (in
thousands)              $1,020       $527       $863       $604        $96           $40

(1) Six months ended September 30, 2007 (unaudited).

(2) May 7, 2002 (commencement of sale) through March 31, 2003.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6)  Annualized.

(7) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

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24

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Investment Trust or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                3,336,300,729
                        Withhold:              35,929,005
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                3,337,319,127
                        Withhold:              34,910,607
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                3,337,806,752
                        Withhold:              34,422,982
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                3,337,653,997
                        Withhold:              34,575,737
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                3,336,793,063
                        Withhold:              35,436,671
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                3,335,709,158
                        Withhold:              36,520,576
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                3,337,333,277
                        Withhold:              34,896,457
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                3,336,368,531
                        Withhold:              35,861,203
                        Abstain:                        0
                        Broker Non-Vote:                0

------
25

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the fund.

For:                         1,955,971
Against:                       144,822
Abstain:                        13,584
Broker Non-Vote:               500,497

------
26

APPROVAL OF MANAGEMENT AGREEMENT
Prime Money Market

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Prime Money Market (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
27

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these

------
28

services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing

------
29

economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was slightly above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------
30

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee. These changes were proposed by the
Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. The advisor accepted the principle of the fee waiver based on the fact that the lower fee will result in increased competitiveness of the fund within its peer group universe. The fee waiver, effective August 1, 2007, will result in a lowering of the management fee of the fund by 0.021 percentage points below the current management fee.
Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
31

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the fund: Investor Class, A
Class, B Class, and C Class. The total expense ratios of A Class, B Class, and
C Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their net asset value. If you purchase A Class shares of the fund directly, a sales charge will apply when you exchange into the A Class shares of another American Century Advisor
Fund, in accordance with the schedule set forth in that fund's prospectus. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 0.75%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 0.75%.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
32

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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33

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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34

NOTES

------
35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56804S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               September 30, 2007

[photo of fall]

Diversified Bond Fund
High-Yield Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Diversified
Bond and High-Yield funds for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

DIVERSIFIED BOND

HIGH-YIELD

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .  54
     Approval of Management Agreements for Diversified Bond

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                  2.69%
2-Year Note                                   3.25%
5-Year Note                                   3.60%
10-Year Note                                  2.72%
30-Year Bond                                  2.57%

CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                        0.65%
Credit (investment-grade corporate)           1.50%
Mortgage                                      2.16%
Broad Investment-Grade (multi-sector)         2.42%
Agency                                        3.04%
Treasury                                      3.38%
Inflation-Linked Securities                   3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Diversified Bond

Total Returns as of September 30, 2007
                                                 Average Annual Returns
                           6                   5       10        Since     Inception
                           months(1)   1 year  years   years   Inception      Date

INVESTOR CLASS               2.41%     5.05%   3.78%     --      4.22%      12/3/01

CITIGROUP US BROAD
INVESTMENT-GRADE BOND
INDEX                        2.42%     5.25%   4.23%   6.01%    4.95%(2)       --

Institutional Class          2.51%     5.26%   3.99%   5.47%     5.70%       4/1/93

A Class(3)
 No sales charge*            2.28%     4.78%   3.52%     --      3.96%
 With sales charge*          -2.30%    0.07%   2.57%     --      3.15%      12/3/01

B Class
 No sales charge*            1.90%     4.01%     --      --      2.68%
 With sales charge*          -3.10%    0.01%     --      --      2.29%      1/31/03

C Class
 No sales charge*            1.90%     4.01%     --      --      2.72%
 With sales charge*          0.90%     4.01%     --      --      2.72%      1/31/03

R Class                      2.16%     4.53%     --      --      3.36%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century
Intermediate-Term Bond Fund, the American Century Bond Fund, and the American
Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16,
2001. Financial information prior to December 3, 2001 is that of American
Century Premium Bond Fund and is used in calculating the performance of
Diversified Bond.

(1) Total returns for periods less than one year are not annualized.

(2) Since 11/30/01, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Diversified Bond

Growth of $10,000 Over Life of Class
$10,000 investment made December 3, 2001

One-Year Returns Over Life of Class
Periods ended September 30
                                  2002*   2003    2004    2005    2006   2007

Investor Class                    5.72%   5.19%  2.66%   2.82%   3.22%   5.05%

Citigroup US Broad
Investment-Grade Bond Index       7.72%   5.49%  3.82%   2.92%   3.71%   5.25%

* From 12/3/01, the Investor Class's inception date. Index data from 11/30/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Diversified Bond

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz and Seth Plunkett

Macro Strategy Team Representatives: Dave MacEwen, Bob Gahagan and Jim Keegan

PERFORMANCE SUMMARY

Diversified Bond returned 2.41%* for the six months ended September 30, 2007, in line with the 2.42% return of its benchmark, the Citigroup US Broad
Investment-Grade (BIG) Bond Index. Portfolio returns reflect operating expenses, while index returns do not.

The portfolio's absolute return reflected the challenging climate for bonds prevailing in recent months (see the Market Perspective on page 2). Relative to the benchmark, Diversified Bond's performance benefited from some of our credit, yield curve, sector, and currency allocation decisions.

CURVE POSITIONING WAS KEY

Our yield-curve positioning was the key factor explaining the portfolio's solid performance relative to the benchmark, as we maintained a yield curve-steepening bias during the period using two- and 10-year Treasury futures. This trade helped relative results as the yield curve steepened overall, particularly in August. For the six months, the yield difference between two- and 10-year Treasurys went from seven to 60 basis points (a basis point equals 0.01%). This curve-steepening bias is a strategy we expect to carry forward, given our view of the economy, interest rates, and shape of the curve.

SECTOR AND SECURITY SELECTION CONTRIBUTED

For some time now we've believed that investors have not been adequately compensated for credit or volatility risks -- risk premiums, expressed in terms of yield, seemed too low. As a result, we maintained an overweight position in the securitized sector and an underweight position in the corporate sector relative to the Citigroup US BIG Index. These trades contributed to return in the last six months as mortgages outperformed corporates.

Our security selection also contributed to relative results. For example, we used a small slice of the portfolio to gain Japanese yen exposure, a trade we put on when the yen was at a 4 1/2-year low against the dollar early in 2007.
Though currency values have been volatile, the yen appreciated against the dollar overall for the six-month period.

Portfolio at a Glance
                                    As of       As of
                                   9/30/07     3/31/07
Average Duration (effective)      4.9 years   4.6 years
Average Life                      7.9 years   6.9 years

Yields as of September 30, 2007
30-day SEC Yield
Investor Class                                  4.66%
Institutional Class                             4.87%
A Class                                         4.22%
B Class                                         3.66%
C Class                                         3.66%
R Class                                         4.16%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

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5

Diversified Bond

In addition, we avoided the worst performers during the credit and liquidity crunch that peaked in July and August. Among mortgage-backed securities, we had essentially no subprime exposure. And when you look across all the non-Treasury sectors, we tended to avoid the least-liquid off-the-run bonds, which typically performed worse than more easily bought and sold on-the-run securities.

RELATIVE-VALUE APPROACH

"We continued to focus on identifying the best relative values across the U.S.
taxable fixed-income securities universe," said Macro Strategy Team representative Jim Keegan. "We think this steady, long-term approach to investing is the best way to generate outperformance over time. Because of this relative-value approach, we saw the sell-off during the liquidity crunch in July and August as an opportunity to make some select trades to swap into high-quality corporate issuers at what we believed were very attractive prices. That said, we should point out that we remain underweight corporates overall because we think there's potential for more underperformance as credit spreads widen and risk assets are re-priced."

OUTLOOK

"We see a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Macro Strategy Team representative Bob Gahagan. "The economic, market, and interest rate environment also argue for the continuation of our curve-steepening trade and yen overweight position. In terms of sector allocations, our caution about the economy means we plan to continue to underweight credit-sensitive corporate bonds and overweight Treasury and government agency securities. In addition, we think the environment for inflation-indexed securities could be positive going forward. On top of some positive fundamentals, inflation-indexed bonds are benefiting from demand from investors who think the Federal Reserve will err on the side of fighting recession, rather than inflation."

Types of Investments in Portfolio
                                           % of fund     % of fund
                                          investments   investments
                                             as of         as of
                                            9/30/07       3/31/07
Mortgage-Backed Securities                   24.5%         24.0%
U.S. Treasury Securities                     17.3%         16.1%
Collateralized Mortgage Obligations          13.6%         11.7%
Corporate Bonds                              12.1%         10.6%
U.S. Government Agency Securities             7.3%         10.6%
Asset-Backed Securities                       3.8%          4.7%
Sovereign Governments & Agencies              2.2%          1.6%
Municipal Securities                          0.2%          0.1%
Temporary Cash Investments                    0.3%          1.1%
Temporary Cash Investments --
Securities Lending Collateral                18.7%         19.5%

Portfolio Composition by Credit Rating
                                           % of fund     % of fund
                                          investments   investments
                                             as of         as of
                                            9/30/07       3/31/07
AAA                                           84%           85%
AA                                             4%            3%
A                                              5%            5%
BBB                                            7%            7%

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6

SCHEDULE OF INVESTMENTS
Diversified Bond

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 31.7%

           $9,605  FHLMC, 6.50%, 2/1/09(2)                                  $9,732
        1,601,267  FHLMC, 5.00%, 10/1/10(2)                              1,599,157
           19,473  FHLMC, 6.50%, 12/1/12(2)                                 19,996
          193,334  FHLMC, 6.00%, 1/1/13(2)                                 196,129
           28,055  FHLMC, 7.00%, 11/1/13(2)                                 29,005
           57,706  FHLMC, 7.00%, 6/1/14(2)                                  59,765
          182,342  FHLMC, 6.50%, 6/1/16(2)                                 187,089
          108,390  FHLMC, 6.50%, 6/1/16(2)                                 111,211
        2,450,201  FHLMC, 5.00%, 11/1/17(2)                              2,411,020
          242,746  FHLMC, 4.50%, 1/1/19(2)                                 234,350
       10,366,126  FHLMC, 5.00%, 1/1/21(2)                              10,165,490
        4,128,828  FHLMC, 5.00%, 4/1/21(2)                               4,048,914
           20,771  FHLMC, 7.00%, 9/1/27(2)                                  21,604
           34,011  FHLMC, 6.50%, 1/1/28(2)                                  34,990
            5,082  FHLMC, 7.00%, 2/1/28(2)                                   5,285
          197,234  FHLMC, 6.50%, 3/1/29(2)                                 202,591
          126,872  FHLMC, 6.50%, 6/1/29(2)                                 130,204
           18,655  FHLMC, 7.00%, 8/1/29(2)                                  19,408
           42,541  FHLMC, 7.50%, 8/1/29(2)                                  44,591
          119,246  FHLMC, 6.50%, 5/1/31(2)                                 122,219
            2,843  FHLMC, 6.50%, 5/1/31(2)                                   2,914
            9,086  FHLMC, 6.50%, 6/1/31(2)                                   9,313
            1,760  FHLMC, 6.50%, 6/1/31(2)                                   1,804
            9,781  FHLMC, 6.50%, 6/1/31(2)                                  10,025
           79,984  FHLMC, 6.50%, 6/1/31(2)                                  81,977
            4,055  FHLMC, 6.50%, 6/1/31(2)                                   4,156
            3,676  FHLMC, 6.50%, 6/1/31(2)                                   3,767
        2,376,539  FHLMC, 5.50%, 12/1/33(2)                              2,334,125
          653,238  FHLMC, 6.50%, 7/1/47(2)                                 659,413
       45,808,623  FNMA, 6.00%, settlement date 10/11/07(3)             45,873,031
           22,858  FNMA, 6.00%, 2/1/09(2)                                   23,068
           13,423  FNMA, 6.00%, 5/1/13(2)                                   13,669
           25,276  FNMA, 6.00%, 5/1/13(2)                                   25,656
           69,171  FNMA, 6.00%, 7/1/13(2)                                   70,212
          105,894  FNMA, 6.00%, 12/1/13(2)                                 107,488
           84,447  FNMA, 6.00%, 1/1/14(2)                                   85,719
          142,711  FNMA, 6.00%, 2/1/14(2)                                  144,860
          151,727  FNMA, 6.00%, 4/1/14(2)                                  154,012
          578,169  FNMA, 5.50%, 12/1/16(2)                                 579,219
        1,090,794  FNMA, 5.50%, 12/1/16(2)                               1,092,776
        4,131,496  FNMA, 4.50%, 5/1/19(2)                                3,983,184
          110,501  FNMA, 6.50%, 1/1/26(2)                                  113,386

Principal Amount                                                             Value

          $12,331  FNMA, 7.00%, 12/1/27(2)                                 $12,847
            6,389  FNMA, 6.50%, 1/1/28(2)                                    6,574
            6,155  FNMA, 7.00%, 1/1/28(2)                                    6,413
           33,977  FNMA, 7.50%, 4/1/28(2)                                   35,667
          103,374  FNMA, 7.00%, 5/1/28(2)                                  107,727
            6,391  FNMA, 7.00%, 6/1/28(2)                                    6,660
           26,279  FNMA, 6.50%, 1/1/29(2)                                   27,001
           74,217  FNMA, 6.50%, 4/1/29(2)                                   76,182
           34,021  FNMA, 7.00%, 7/1/29(2)                                   35,453
           39,928  FNMA, 7.00%, 7/1/29(2)                                   41,616
          106,219  FNMA, 7.50%, 7/1/29(2)                                  111,387
           10,655  FNMA, 7.00%, 5/1/30(2)                                   11,107
          144,206  FNMA, 7.50%, 8/1/30(2)                                  150,981
           52,623  FNMA, 7.50%, 9/1/30(2)                                   55,095
          275,049  FNMA, 7.00%, 9/1/31(2)                                  286,509
          155,124  FNMA, 6.50%, 1/1/32(2)                                  159,030
        1,383,379  FNMA, 7.00%, 6/1/32(2)                                1,439,826
          589,520  FNMA, 6.50%, 8/1/32(2)                                  604,366
        3,354,384  FNMA, 5.50%, 6/1/33(2)                                3,295,485
       16,409,935  FNMA, 5.50%, 7/1/33(2)                               16,121,793
        2,774,387  FNMA, 5.50%, 8/1/33(2)                                2,725,672
        3,549,559  FNMA, 5.50%, 9/1/33(2)                                3,487,233
       23,185,640  FNMA, 5.00%, 11/1/33(2)                              22,198,488
        7,412,392  FNMA, 5.50%, 1/1/34(2)                                7,282,238
        2,472,694  FNMA, 5.00%, 8/1/35(2)                                2,362,896
        8,838,311  FNMA, 4.50%, 9/1/35(2)                                8,206,734
       10,606,453  FNMA, 5.00%, 2/1/36(2)                               10,135,484
       13,881,224  FNMA, 5.50%, 4/1/36(2)                               13,615,121
        8,618,417  FNMA, 6.50%, 8/1/37(2)                                8,713,736
       12,502,500  FNMA, 6.50%, 9/1/37(2)                               12,732,596
          317,736  FNMA, 6.50%, 6/1/47(2)                                  320,740
          836,807  FNMA, 6.50%, 8/1/47(2)                                  844,718
        1,176,354  FNMA, 6.50%, 8/1/47(2)                                1,187,474
          147,881  FNMA, 6.50%, 9/1/47(2)                                  149,279
        1,317,568  FNMA, 6.50%, 9/1/47(2)                                1,330,023
        1,060,834  FNMA, 6.50%, 9/1/47(2)                                1,070,862
        1,070,853  FNMA, 6.50%, 9/1/47(2)                                1,080,976
        1,866,873  FNMA, 6.50%, 9/1/47(2)                                1,884,521
           42,799  GNMA, 7.50%, 8/20/17(2)                                  44,583
           55,737  GNMA, 7.00%, 11/15/22(2)                                 58,426
           55,866  GNMA, 8.75%, 3/15/25(2)                                  60,194
           13,771  GNMA, 7.00%, 4/20/26(2)                                  14,408
           26,747  GNMA, 7.50%, 8/15/26(2)                                  28,111
           12,482  GNMA, 8.00%, 8/15/26(2)                                  13,276
            2,367  GNMA, 7.50%, 4/15/27(2)                                   2,487

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7

Diversified Bond

Principal Amount                                                             Value

          $27,444  GNMA, 7.50%, 5/15/27(2)                                 $28,838
           21,431  GNMA, 8.00%, 6/15/27(2)                                  22,788
            2,320  GNMA, 7.50%, 11/15/27(2)                                  2,438
           10,601  GNMA, 7.00%, 2/15/28(2)                                  11,115
           19,798  GNMA, 7.50%, 2/15/28(2)                                  20,796
           16,009  GNMA, 6.50%, 3/15/28(2)                                  16,430
            3,003  GNMA, 7.00%, 4/15/28(2)                                   3,148
           13,621  GNMA, 6.50%, 5/15/28(2)                                  13,980
           53,279  GNMA, 6.50%, 5/15/28(2)                                  54,681
            2,241  GNMA, 6.50%, 5/15/28(2)                                   2,300
           17,792  GNMA, 7.00%, 12/15/28(2)                                 18,654
            5,074  GNMA, 8.00%, 12/15/29(2)                                  5,397
          139,212  GNMA, 7.00%, 5/15/31(2)                                 145,787
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $199,120,454)                                                    197,514,871
                                                                     -------------

U.S. Treasury Securities -- 22.3%

       11,000,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)(4)           14,331,801
        2,180,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)            2,896,165
       11,817,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(4)           14,669,707
       22,556,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(4)          26,106,811
       37,882,000  U.S. Treasury Notes, 4.875%, 6/30/12(2)(4)           38,953,378
       11,500,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(4)            11,422,743
       15,427,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)(4)           15,502,932
       15,410,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)(4)            15,328,142
                                                                     -------------
TOTAL U.S. TREASURY SECURITIES
(Cost $135,995,002)                                                    139,211,679
                                                                     -------------

Collateralized Mortgage Obligations(1) -- 17.7%

        5,540,700  Banc of America Alternative Loan Trust, Series
                   2007-2, Class 2A4, 5.75%, 6/25/37(2)                  5,535,985
       18,291,848  Banc of America Commercial Mortgage Inc.
                   STRIPS - COUPON, Series 2004-1, Class XP, VRN,
                   0.63%, 10/1/07(2)                                       337,751
        6,766,366  Banc of America Commercial Mortgage Inc.,
                   Series 2000-2, Class B, 7.38%, 9/15/32(2)             7,163,423
        8,250,000  Banc of America Commercial Mortgage Inc.,
                   Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)       8,060,448

Principal Amount                                                             Value

     $ 13,300,000  Banc of America Commercial Mortgage Inc.,
                   Series 2006-6, Class A3 SEQ, 5.37%, 12/10/16(2)    $ 13,211,687
        1,042,091  Banc of America Large Loan, Series 2005 MIB1,
                   Class A1, VRN, 5.90%, 10/15/07, resets monthly
                   off the 1-month LIBOR plus 0.15% with no caps
                   (Acquired 11/18/05, Cost $1,042,090)(2)(5)            1,037,855
       27,050,806  Bear Stearns Commercial Mortgage Securities
                   Trust STRIPS - COUPON, Series 2004 T16, Class
                   X2, VRN, 0.75%, 10/1/07(2)                              763,434
        4,311,219  Bear Stearns Commercial Mortgage Securities
                   Trust, Series 2006 BBA7, Class A1, VRN, 5.86%,
                   10/15/07, resets monthly off the 1-month LIBOR
                   plus 0.11% with no caps (Acquired 6/5/06, Cost
                   $4,311,219)(2)(5)                                     4,311,133
       15,528,983  Commercial Mortgage Acceptance Corp. STRIPS -
                   COUPON, Series 1998 C2, Class X, VRN, 0.98%,
                   10/1/07(2)                                              313,275
          143,990  Commercial Mortgage Pass-Through Certificates,
                   Series 2005 F10A, Class A1, VRN, 5.85%,
                   10/15/07, resets monthly off the 1-month LIBOR
                   plus 0.10% with no caps (Acquired 3/18/05,
                   Cost $143,990)(2)(5)                                    143,993
          306,848  Commercial Mortgage Pass-Through Certificates,
                   Series 2005 FL11, Class A1, VRN, 5.90%,
                   10/15/07, resets monthly off the 1-month LIBOR
                   plus 0.15% with no caps (Acquired 11/18/05,
                   Cost $306,849)(2)(5)                                    306,680
       11,847,790  Countrywide Home Loan Mortgage Pass-Through
                   Trust, Series 2007-16, Class A1, 6.50%,
                   10/25/37(2)                                          11,959,289
        5,675,903  Credit Suisse First Boston Mortgage Securities
                   Corp., Series 2003 AR28, Class 2A1, 4.41%,
                   12/25/33(2)                                           5,713,092
        3,750,000  Credit Suisse Mortgage Capital Certificates,
                   Series 2007 TF2A, Class A1, VRN, 5.93%,
                   10/15/07, resets monthly off the 1-month LIBOR
                   plus 0.18% with no caps (Acquired 7/24/07,
                   Cost $3,750,000)(2)(5)                                3,721,875

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8

Diversified Bond

Principal Amount                                                             Value

      $ 5,151,323  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)     $ 5,150,483
        3,831,938  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)       3,817,001
        2,020,727  FHLMC, Series 2937, Class KA, 4.50%,
                   12/15/14(2)                                           2,012,731
           30,557  FNMA, Series 1989-35, Class G SEQ, 9.50%,
                   7/25/19(2)                                               33,182
        1,085,000  FNMA, Series 2003-92, Class PD, 4.50%,
                   3/25/17(2)                                            1,064,411
        6,804,000  GMAC Commercial Mortgage Securities, Inc.,
                   Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)       6,722,916
        1,698,012  Greenwich Capital Commercial Funding Corp.,
                   Series 2006 FL4A, Class A1, VRN, 5.86%,
                   10/5/07, resets monthly off the 1-month LIBOR
                   plus 0.09% with no caps (Acquired 12/14/06,
                   Cost $1,698,012)(2)(5)                                1,693,952
        1,213,608  GS Mortgage Securities Corp. II, Series 2007
                   EOP, Class A1 VRN, 5.89%, 10/6/07, resets
                   monthly off the 1-month LIBOR plus 0.09% with
                   no caps (Acquired 6/1/07, Cost
                   $1,213,608)(2)(5)                                     1,202,844
        5,729,000  LB-UBS Commercial Mortgage Trust, Series 2005
                   C3, Class A3 SEQ, 4.65%, 7/30/30(2)                   5,627,305
          950,000  Lehman Brothers Commercial Conduit Mortgage
                   Trust, Series 1998 C1, Class C, 6.68%,
                   2/18/30(2)                                              950,536
        1,051,512  Lehman Brothers Floating Rate Commercial
                   Mortgage Trust, Series 2006 LLFA, Class A1,
                   VRN, 5.83%, 10/15/07, resets monthly off the
                   1-month LIBOR plus 0.08% with no caps
                   (Acquired 8/7/06-9/25/06, Cost
                   $1,051,455)(2)(5)                                     1,051,061
          151,466  MASTR Alternative Loans Trust, Series 2003-8,
                   Class 4A1, 7.00%, 12/25/33(2)                           155,318
        2,593,547  Merrill Lynch Floating Trust, Series 2006-1,
                   Class A1, VRN, 5.82%, 10/15/07, resets monthly
                   off the 1-month LIBOR plus 0.07% with no caps
                   (Acquired 10/31/06, Cost $2,593,547)(2)(5)            2,578,816

Principal Amount                                                             Value

      $ 2,716,648  Thornburg Mortgage Securities Trust, Series
                   2006-5, Class A1, VRN, 5.25%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.12% with
                   no caps(2)                                          $ 2,677,251
        2,275,000  Washington Mutual Mortgage Pass-Through
                   Certificates, Series 2005 AR4, Class A3,
                   4.59%, 4/25/35(2)                                     2,247,830
        4,497,000  Washington Mutual Mortgage Pass-Through
                   Certificates, Series 2005 AR4, Class A4B,
                   4.68%, 4/25/35(2)                                     4,450,811
        5,893,627  Wells Fargo Mortgage Backed Securities Trust,
                   Series 2007-11, Class A19 SEQ, 6.00%,
                   8/25/37(2)                                            5,919,536
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $110,028,510)                                                    109,935,904
                                                                     -------------

Corporate Bonds -- 15.7%

AEROSPACE & DEFENSE -- 0.6%
          675,000  Honeywell International Inc., 5.30%, 3/15/17(2)         659,067
          853,000  Lockheed Martin Corp., 6.15%, 9/1/36(2)                 865,111
        1,183,000  United Technologies Corp., 4.375%, 5/1/10(2)          1,171,135
        1,027,000  United Technologies Corp., 6.05%, 6/1/36(2)           1,034,589
                                                                     -------------
                                                                         3,729,902
                                                                     -------------
AUTOMOBILES -- 0.1%
          800,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                   11/15/13(2)                                             830,582
                                                                     -------------
BEVERAGES -- 0.4%
          951,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                   8/6/03, Cost $947,738)(2)(5)                            941,793
        1,490,000  SABMiller plc, 6.20%, 7/1/11 (Acquired
                   6/27/06, Cost $1,488,942)(2)(5)                       1,540,625
                                                                     -------------
                                                                         2,482,418
                                                                     -------------
BIOTECHNOLOGY -- 0.2%
        1,034,000  Genentech, Inc., 4.75%, 7/15/15(2)                      976,466
                                                                     -------------
CAPITAL MARKETS -- 0.3%
          747,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(2)             734,246
        1,376,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)           1,354,350
                                                                     -------------
                                                                         2,088,596
                                                                     -------------

------
9

Diversified Bond

Principal Amount                                                             Value

CHEMICALS -- 0.1%
        $ 550,000  Rohm and Haas Co., 5.60%, 3/15/13(2)                  $ 548,998
                                                                     -------------
COMMERCIAL BANKS -- 0.8%
        1,012,000  PNC Bank N.A., 4.875%, 9/21/17(2)                       932,867
          741,000  PNC Funding Corp., 5.125%, 12/14/10(2)                  742,207
          845,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                   805,593
        1,320,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                 1,250,521
        1,167,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                  1,155,534
                                                                     -------------
                                                                         4,886,722
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
          550,000  Deluxe Corp., 7.375%, 6/1/15(2)                         545,875
          540,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                   541,798
                                                                     -------------
                                                                         1,087,673
                                                                     -------------
CONSUMER FINANCE -- 0.1%
          571,000  American Express Centurion Bank, 4.375%,
                   7/30/09(2)                                              564,665
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
        1,861,000  Bank of America Corp., 4.375%, 12/1/10(2)             1,833,064
          949,000  Bank of America N.A., 5.30%, 3/15/17(2)                 922,223
          825,000  Bank of America N.A., 6.00%, 10/15/36(2)                812,161
        1,634,000  Citigroup Inc., 5.00%, 9/15/14(2)                     1,577,316
          631,000  Citigroup Inc., 6.125%, 8/25/36(2)                      626,723
        1,080,000  General Electric Capital Corp., 5.625%,
                   9/15/17(2)                                            1,081,742
          773,000  General Electric Capital Corp., 6.125%,
                   2/22/11(2)                                              797,223
        1,167,000  John Deere Capital Corp., 4.50%, 8/25/08(2)           1,159,214
        1,205,000  John Deere Capital Corp., 5.50%, 4/13/17(2)           1,195,918
                                                                     -------------
                                                                        10,005,584
                                                                     -------------

Principal Amount                                                             Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
      $ 1,167,000  AT&T Corp., 7.30%, 11/15/11(2)                      $ 1,254,803
        1,000,000  AT&T Inc., 6.80%, 5/15/36(2)                          1,073,764
          176,000  BellSouth Corp., 6.875%, 10/15/31(2)                    184,781
          494,000  Embarq Corp., 7.08%, 6/1/16(2)                          512,952
          280,000  Qwest Corp., 7.875%, 9/1/11(2)                          295,400
          280,000  Qwest Corp., 7.50%, 10/1/14(2)                          292,600
        1,263,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)          1,230,339
          540,000  Telecom Italia Capital SA, 5.25%, 10/1/15(2)            513,457
          680,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)             726,632
          686,000  Verizon Communications Inc., 5.55%, 2/15/16(2)          680,344
          489,000  Verizon Communications Inc., 6.25%, 4/1/37(2)           493,417
                                                                     -------------
                                                                         7,258,489
                                                                     -------------
ELECTRIC UTILITIES -- 0.8%
        1,123,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)          1,090,139
          545,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)          530,663
          908,000  Cleveland Electric Illuminating Co. (The),
                   5.70%, 4/1/17(2)                                        885,040
          602,000  Florida Power Corp., 4.50%, 6/1/10(2)                   595,095
          540,000  Florida Power Corp., 6.35%, 9/15/37(2)                  552,207
          780,000  Southern California Edison Co., 5.625%,
                   2/1/36(2)                                               730,957
          425,000  Toledo Edison Co., 6.15%, 5/15/37(2)                    397,974
                                                                     -------------
                                                                         4,782,075
                                                                     -------------
FOOD & STAPLES RETAILING -- 0.7%
          820,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                    801,823
          500,000  Kroger Co. (The), 6.40%, 8/15/17(2)                     510,766
        1,014,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                994,111
        1,060,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)              1,025,388
          850,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                885,031
                                                                     -------------
                                                                         4,217,119
                                                                     -------------

------
10

Diversified Bond

Principal Amount                                                             Value

FOOD PRODUCTS -- 0.6%
      $ 1,566,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                   10/1/08 (Acquired 6/14/05-11/28/05, Cost
                   $1,528,931)(2)(5)                                   $ 1,544,418
        1,460,000  General Mills Inc., 5.65%, 9/10/12(2)                 1,474,569
          830,000  Kraft Foods Inc., 6.00%, 2/11/13(2)                     855,408
                                                                     -------------
                                                                         3,874,395
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
        1,531,000  Baxter Finco BV, 4.75%, 10/15/10(2)                   1,530,502
        1,130,000  Baxter International Inc., 5.90%, 9/1/16(2)           1,141,230
                                                                     -------------
                                                                         2,671,732
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
        1,826,000  Laboratory Corp. of America Holdings, 5.625%,
                   12/15/15(2)                                           1,769,925
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
        1,390,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)       1,389,233
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.3%
          560,000  Kimberly-Clark Corp., 6.125%, 8/1/17(2)                 577,877
        1,030,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)            987,506
                                                                     -------------
                                                                         1,565,383
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 0.4%
        2,734,000  General Electric Co., 5.00%, 2/1/13(2)                2,713,254
                                                                     -------------
INSURANCE -- 0.5%
        1,280,000  Allstate Financial Global Funding, 4.25%,
                   9/10/08 (Acquired 9/3/03, Cost
                   $1,277,491)(2)(5)                                     1,271,100
          956,000  Hartford Financial Services Group Inc. (The),
                   5.375%, 3/15/17(2)                                      925,449
          600,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)           525,718
          570,000  Travelers Companies, Inc. (The), 6.25%,
                   6/15/37(2)                                              551,632
                                                                     -------------
                                                                         3,273,899
                                                                     -------------
IT SERVICES -- 0.3%
        1,940,000  International Business Machines Corp., 5.70%,
                   9/14/17(2)                                            1,953,836
                                                                     -------------

Principal Amount                                                             Value

MACHINERY -- 0.1%
        $ 550,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                   5/15/07, Cost $549,753)(2)(5)                         $ 543,758
                                                                     -------------
MEDIA -- 1.0%
        1,104,000  Comcast Corp., 5.90%, 3/15/16(2)                      1,100,043
          635,000  News America Holdings, 7.75%, 1/20/24(2)                697,130
        1,600,000  Rogers Cable Inc., 6.25%, 6/15/13(2)                  1,622,434
        1,650,000  Time Warner Cable Inc., 5.40%, 7/2/12
                   (Acquired 4/4/07-8/9/07, Cost $1,641,366)(2)(5)       1,631,393
          760,000  Time Warner Cable Inc., 6.55%, 5/1/37
                   (Acquired 4/4/07, Cost $755,106)(2)(5)                  747,947
          445,000  Time Warner Inc., 5.50%, 11/15/11(2)                    444,776
          176,000  Time Warner Inc., 7.625%, 4/15/31(2)                    191,977
                                                                     -------------
                                                                         6,435,700
                                                                     -------------
METALS & MINING -- 0.2%
        1,045,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                   (Acquired 11/8/06-11/17/06, Cost
                   $1,045,503)(2)(5)                                     1,039,545
          447,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                   (Acquired 11/8/06, Cost $445,896)(2)(5)                 445,280
                                                                     -------------
                                                                         1,484,825
                                                                     -------------
MULTI-UTILITIES -- 1.0%
          950,000  CenterPoint Energy Resources Corp., 6.25%,
                   2/1/37(2)                                               935,711
        1,198,000  CenterPoint Energy Resources Corp., 6.50%,
                   2/1/08(2)                                             1,198,557
        1,027,000  Consolidated Edison Co. of New York, Inc.,
                   Series 2006 C, 5.50%, 9/15/16(2)                      1,012,437
        1,459,000  Dominion Resources Inc., 4.125%, 2/15/08(2)           1,451,185
          584,000  Dominion Resources Inc., 4.75%, 12/15/10(2)             576,082
          614,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(2)            604,967
          367,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)            348,035
                                                                     -------------
                                                                         6,126,974
                                                                     -------------

------
11

Diversified Bond

Principal Amount                                                             Value

MULTILINE RETAIL -- 0.4%
        $ 396,000  Federated Retail Holdings, Inc., 5.35%,
                   3/15/12(2)                                             $388,705
          560,000  Kohl's Corp., 6.875%, 12/15/37(2)                       564,080
        1,390,000  Macy's Retail Holdings, Inc., 5.875%,
                   1/15/13(2)                                            1,385,974
                                                                     -------------
                                                                         2,338,759
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 1.4%
          560,000  Canadian Natural Resources Ltd., 5.70%,
                   5/15/17(2)                                              547,656
          585,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(2)          692,911
        1,776,000  Enterprise Products Operating L.P., 4.95%,
                   6/1/10(2)                                             1,769,872
          590,000  Enterprise Products Operating L.P., 6.65%,
                   10/15/34(2)                                             588,878
          810,000  Nexen Inc., 6.40%, 5/15/37(2)                           789,685
        1,386,000  Premcor Refining Group Inc. (The), 6.125%,
                   5/1/11(2)                                             1,421,649
          780,000  Tesoro Corp., 6.25%, 11/1/12(2)                         785,850
          490,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07,
                   Cost $490,000)(2)(5)                                    488,775
          470,000  Williams Companies, Inc. (The), 8.75%,
                   3/15/32(2)                                              543,438
          773,000  XTO Energy Inc., 5.30%, 6/30/15(2)                      744,281
          615,000  XTO Energy Inc., 6.10%, 4/1/36(2)                       596,830
                                                                     -------------
                                                                         8,969,825
                                                                     -------------
PHARMACEUTICALS -- 0.7%
        1,021,000  Abbott Laboratories, 5.875%, 5/15/16(2)               1,031,919
        1,390,000  AstraZeneca plc, 5.40%, 9/15/12(2)                    1,402,435
          830,000  AstraZeneca plc, 5.90%, 9/15/17(2)                      844,083
        1,205,000  Wyeth, 5.95%, 4/1/37(2)                               1,166,804
                                                                     -------------
                                                                         4,445,241
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
        1,080,000  ProLogis, 5.625%, 11/15/16(2)                         1,025,512
                                                                     -------------
SOFTWARE -- 0.3%
          573,000  Intuit Inc., 5.75%, 3/15/17(2)                          547,846
        1,233,000  Oracle Corp., 5.00%, 1/15/11(2)                       1,231,180
                                                                     -------------
                                                                         1,779,026
                                                                     -------------

Principal Amount                                                             Value

SPECIALTY RETAIL -- 0.1%
        $ 560,000  Lowe's Companies, Inc., 5.60%, 9/15/12(2)             $ 566,097
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
          762,000  Nextel Communications Inc., 5.95%, 3/15/14(2)           728,443
          708,000  Vodafone Group plc, 5.625%, 2/27/17(2)                  689,385
                                                                     -------------
                                                                         1,417,828
                                                                     -------------
TOTAL CORPORATE BONDS
(Cost $98,474,721)                                                      97,804,491
                                                                     -------------

U.S. Government Agency Securities -- 9.4%

       22,075,000  FHLMC, 4.625%, 10/25/12(2)(4)                        22,074,779
        8,875,000  FHLMC, 4.75%, 1/19/16(2)(4)                           8,798,418
        5,461,000  FNMA, 4.375%, 7/17/13(2)                              5,357,126
        5,700,000  FNMA, 5.375%, 6/12/17(2)(4)                           5,872,721
       16,293,000  FNMA, 5.80%, 2/9/26(2)                               16,308,691
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $57,823,542)                                                      58,411,735
                                                                     -------------

Asset-Backed Securities(1) -- 4.9%

          703,360  Accredited Mortgage Loan Trust, Series 2006-1,
                   Class A1, VRN, 5.19%, 10/25/07, resets monthly
                   off the 1-month LIBOR plus 0.06% with no
                   caps(2)                                                 702,269
        1,738,099  Accredited Mortgage Loan Trust, Series 2006-2,
                   Class A1, VRN, 5.17%, 10/25/07, resets monthly
                   off the 1-month LIBOR plus 0.04% with no
                   caps(2)                                               1,729,116
        2,109,186  Capital One Prime Auto Receivables Trust,
                   Series 2004-2, Class A4, VRN, 5.81%, 10/15/07,
                   resets monthly off the 1-month LIBOR plus
                   0.06% with no caps(2)                                 2,108,723
        7,400,000  Citibank Credit Card Issuance Trust, Series
                   2007 A2, VRN, 5.49%, 11/21/07, resets
                   quarterly off the 3-month LIBOR minus 0.01%
                   with no caps(2)                                       7,362,031
          225,585  Countrywide Asset-Backed Certificates, Series
                   2006-6, Class 2A1, VRN, 5.20%, 10/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.07% with no caps(2)                                   225,525

------
12

Diversified Bond

Principal Amount                                                             Value

      $ 3,675,287  Countrywide Asset-Backed Certificates, Series
                   2006-22, Class 2A1, VRN, 5.18%, 10/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.05% with no caps(2)                               $ 3,644,084
          772,209  Countrywide Asset-Backed Certificates, Series
                   2006 BC2, Class 2A1, VRN, 5.17%, 10/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.04% with no caps(2)                                   769,212
        1,164,000  Detroit Edison Securitization Funding LLC,
                   Series 2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)         1,193,753
        3,179,314  First Franklin Mortgage Loan Asset Backed
                   Certificates, Series 2006 FF11, Class 2A1,
                   VRN, 5.17%, 10/25/07, resets monthly off the
                   1-month LIBOR plus 0.04% with no caps(2)              3,148,182
            9,374  IndyMac Residential Asset Backed Trust, Series
                   2006 B, Class 2A1, VRN, 5.19%, 10/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.06% with no caps(2)                                     9,372
          136,732  Long Beach Mortgage Loan Trust, Series 2006-2,
                   Class 2A1, VRN, 5.20%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.07% with
                   no caps(2)                                              136,657
        2,467,457  Long Beach Mortgage Loan Trust, Series 2006-6,
                   Class 2A1, VRN, 5.17%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.04% with
                   no caps(2)                                            2,456,499
           81,423  Nomura Home Equity Loan, Inc., Series 2006
                   HE1, Class A1, VRN, 5.21%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.08% with
                   no caps(2)                                               81,211
           67,796  Nomura Home Equity Loan, Inc., Series 2006
                   HE2, Class A1, VRN, 5.19%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.06% with
                   no caps(2)                                               67,450
        2,041,975  SLM Student Loan Trust, Series 2006-5, Class
                   A2, VRN, 5.35%, 10/25/07, resets quarterly off
                   the 3-month LIBOR minus 0.01% with no caps(2)         2,040,693

Principal Amount                                                             Value

      $ 3,000,000  SLM Student Loan Trust, Series 2006-10, Class
                   A2, VRN, 5.37%, 10/25/07, resets quarterly off
                   the 3-month LIBOR plus 0.01% with no caps(2)        $ 3,001,575
        1,800,560  Soundview Home Equity Loan Trust, 2006-3,
                   Class A1, VRN, 5.17%, 10/25/07, resets monthly
                   off the 1-month LIBOR plus 0.04% with no
                   caps(2)                                               1,794,994
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $30,572,355)                                                      30,471,346
                                                                     -------------

Sovereign Governments & Agencies -- 2.9%

          246,000  Hydro Quebec, 8.40%, 1/15/22(2)                         318,671
              JPY  KfW, VRN, 0.60%, 11/8/07, resets quarterly off
    1,874,000,000  the 3-month JPY LIBOR minus 0.22% with no
                   caps(2)                                              16,336,551
      $ 1,305,000  Province of Quebec, 5.00%, 7/17/09(2)                 1,317,997
                                                                     -------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $17,028,033)                                                      17,973,219
                                                                     -------------
Municipal Securities -- 0.2%

        1,477,000  Illinois GO, (Taxable Pension), 5.10%,
                   6/1/33(2)
(Cost $1,477,000)                                                        1,386,297
                                                                     -------------

Temporary Cash Investments -- 0.4%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.875%,
4/15/10, valued at $2,851,047), in a joint trading account at
3.80%, dated 9/28/07, due 10/1/07 (Delivery value $2,537,803)(2)
(Cost $2,537,000)                                                        2,537,000
                                                                     -------------

Temporary Cash Investments -- Securities Lending Collateral(6) -- 24.2%

        6,000,287  Bancaja US Debt, SAu, VRN, 5.41%, 10/10/07,
                   resets quarterly off the 3-month LIBOR plus
                   0.05% with no caps                                    6,000,287
        5,000,000  Barclays Bank plc, 5.37%, 12/17/07                    5,000,000
        4,999,500  BASF AG, VRN, 5.36%, 10/22/07, resets
                   quarterly off the 3-month LIBOR minus 0.01%
                   with no caps                                          4,999,500
        3,000,000  Dexia Credit Local, VRN, 4.84%, 10/1/07               3,000,000
        4,868,524  Govco Inc., 5.37%, 12/17/07                           4,868,524

------
13

Diversified Bond

Principal Amount                                                             Value

      $ 5,996,863  K2 (USA) LLC, VRN, 4.87%, 10/1/07, resets
                   quarterly off the Federal Reserve Prime Loan
                   Rate minus 2.91% with no caps                       $ 5,996,863
        5,997,000  Links Finance LLC, VRN, 4.87%, 10/1/07                5,997,000
        5,000,000  Merrill Lynch & Co. Inc., VRN, 4.92%, 10/1/07,
                   resets quarterly off the Federal Reserve Prime
                   Loan Rate minus 2.83% with no caps                    5,000,000
        4,723,726  Morgan Stanley ABS Capital I, Series 2007 NC4,
                   Class A2A, VRN, 5.21%, 10/25/07, resets
                   monthly off the 1-month LIBOR plus 0.08% with
                   no caps                                               4,723,726
        3,004,946  Nationwide Building Society, VRN, 5.73%,
                   12/10/07                                              3,004,946
        6,000,000  Northern Rock plc, 5.34%, 10/18/07                    6,000,000
        6,210,953  Old Line Funding, 5.37%, 10/18/07                     6,210,953
        1,979,549  Silver Tower US Funding, LLC, 5.39%, 10/10/07         1,979,549

Principal Amount                                                             Value

      $ 4,996,826  Tango Finance Corp., VRN, 4.88%, 10/1/07,
                   resets quarterly off the Federal Reserve Prime
                   Loan Rate minus 2.91% with no caps                  $ 4,996,826
        6,000,000  Ulster Bank Ireland Ltd., VRN, 4.85%, 10/1/07         6,000,000

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.15%, dated 9/28/07, due 10/1/07 (Delivery
value $77,096,090)                                                      77,063,017
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $150,841,191)                                                    150,841,191
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 129.4%
(Cost $803,897,808)                                                    806,087,733
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (29.4)%                              (183,333,755)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                           $ 622,753,978
                                                                     =============

Futures Contracts
                                                  Underlying
                                                  Face Amount      Unrealized
    Contracts Purchased       Expiration Date      at Value       Gain (Loss)

    1,198  U.S. Treasury
           2-Year Notes        December 2007       $248,042,156      $1,229,711

    1,101  U.S. Treasury
           5-Year Notes        December 2007        117,841,406       1,297,179
                                                   ------------    ------------
                                                   $365,883,562      $2,526,890
                                                   ============    ============

                                                  Underlying
                                                  Face Amount      Unrealized
      Contracts Sold          Expiration Date      at Value       Gain (Loss)

      281  U.S. Long Bond      December 2007       $ 31,287,594     $ (570,604)

    1,071  U.S. Treasury
           10-Year Notes       December 2007        117,040,219     (1,787,806)
                                                   ------------    ------------
                                                   $148,327,813    $(2,358,410)
                                                   ============    ============

------
14

Diversified Bond

Swap Agreements

Notional                                                 Expiration    Unrealized
Amount          Description of Agreement                    Date      Gain (Loss)

CREDIT DEFAULT

$1,725,000      Pay quarterly a fixed rate equal to      March 2012      $ 172,169
                0.46% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Centex
                Corp., par value of the proportional
                notional amount.
 4,650,000      Pay quarterly a fixed rate equal to      March 2012        465,205
                0.55% multiplied by the notional
                amount and receive from Deutsche Bank
                Securities Inc. upon each default
                event of Lennar Corp., par value of
                the proportional notional amount.
27,100,000      Pay quarterly a fixed rate equal to       June 2012        296,741
                0.35% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of one of
                the issues of Dow Jones CDX N.A.
                Investment Grade 8, par value of the
                proportional notional amount.
 8,500,000      Pay quarterly a fixed rate equal to       June 2012       (53,621)
                0.57% multiplied by the notional
                amount and receive from Deutsche Bank
                AG upon each default event of Darden
                Restaurants, Inc., par value of the
                proportional notional amount.
 1,450,000      Pay quarterly a fixed rate equal to       September        (1,062)
                0.35% multiplied by the notional            2012
                amount and receive from Merrill Lynch
                International upon each default event
                of Computer Sciences Corp., par value
                of the proportional notional amount.
 1,100,000      Pay quarterly a fixed rate equal to       September            219
                0.36% multiplied by the notional            2012
                amount and receive from Barclays Bank
                plc upon each default event of
                Whirlpool Corp., par value of the
                proportional notional amount.
 4,520,000      Pay quarterly a fixed rate equal to       September       (33,281)
                0.47% multiplied by the notional            2012
                amount and receive from Deutsche Bank
                AG upon each default event of JPMorgan
                Chase & Co., par value of the
                proportional notional amount.
 6,000,000      Pay quarterly a fixed rate equal to       September       (25,672)
                0.63% multiplied by the notional            2012
                amount and receive from Deutsche Bank
                AG upon each default event of Morgan
                Stanley, par value of the proportional
                notional amount.
 6,000,000      Pay quarterly a fixed rate equal to       September      (112,832)
                1.32% multiplied by the notional            2012
                amount and receive from Deutsche Bank
                AG upon each default event of Bear
                Stearns Companies Inc. (The), par
                value of the proportional notional
                amount.
 7,600,000      Pay quarterly a fixed rate equal to      March 2017         38,498
                0.12% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Pfizer
                Inc., par value of the proportional
                notional amount.
3,010,000       Pay quarterly a fixed rate equal to       September       (23,874)
                0.64% multiplied by the notional            2017
                amount and receive from Deutsche Bank
                AG upon each default event of JPMorgan
                Chase & Co., par value of the
                proportional notional amount.
                                                                        ----------
                                                                         $ 722,490
                                                                        ==========

------
15

Diversified Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of September 30, 2007.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was
$26,242,843, which represented 4.2% of total net assets.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
High-Yield

Total Returns as of September 30, 2007
                                                      Average Annual Returns
                           6                                             Since     Inception
                           months(1)    1 year     5 years   10 years  Inception      Date

INVESTOR CLASS              0.82%(2)   6.59%(2)   9.17%(2)    3.71%      3.71%      9/30/97

MERRILL LYNCH US HIGH
YIELD MASTER II
CONSTRAINED INDEX            0.65%       7.79%     12.25%     5.92%      5.92%         --

LIPPER HIGH CURRENT
YIELD FUNDS AVERAGE
RETURN(3)                    0.26%       7.03%     11.10%     4.31%      4.31%         --

Investor Class's Lipper                333 of     270 of     105 of
Ranking(3)                     --         446        320       146     105 of 146      --

Institutional Class(2)       0.92%       6.80%       --         --       6.54%       8/2/04

A Class(2)(4)
 No sales charge*            0.70%       6.33%      8.95%       --       7.45%
 With sales charge*          -3.90%      1.52%      7.96%       --       6.57%       3/8/02

B Class(2)
 No sales charge*            0.32%       5.54%       --         --       7.48%
 With sales charge*          -4.68%      1.54%       --         --       7.15%      1/31/03

C Class(2)
 No sales charge*            0.32%       5.53%      8.16%       --       6.51%
 With sales charge*          -0.66%      5.53%      8.16%       --       6.51%      12/10/01

R Class(2)                   0.57%       6.06%       --         --       4.94%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and service fees, as applicable.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

High-Yield

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1997

One-Year Returns Over 10 Years
Periods ended September 30
                 1998     1999    2000      2001     2002    2003     2004     2005    2006     2007
Investor Class  -0.45%   3.37%   -1.80%   -11.54%   3.86%   18.81%   10.67%   4.51%   5.90%*   6.59%*

Merrill Lynch
US High Yield
Master II
Constrained
Index            2.48%   3.86%    0.89%    -6.13%   -1.08%  28.80%   12.33%   6.59%    7.22%   7.79%

*Returns would have been lower, along with the ending value, if a portion of the class's management fees had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
High-Yield

Lead Portfolio Manager: Mike Difley

Macro Strategy Team Representative: Jim Keegan

PERFORMANCE SUMMARY

High-Yield returned 0.82%* for the six months ended September 30, 2007. That compares with the 0.65% return of its benchmark, the Merrill Lynch US High
Yield Master II Constrained Index. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's absolute return reflected the difficult climate for high-yield bonds prevailing in recent months (see the Market Perspective on page 2).
Relative to the benchmark, the portfolio outperformed because of our sector and security selection, as well as an underweight position in the lowest-rated segment of the market.

HIGH-YIELD MARKET REVIEW

Beginning in June, a long streak of outperformance by the riskiest, lowest-rated segment of the high-yield market came to an end, reflecting a lack of liquidity and aversion to risk in the marketplace. At the peak of the credit crunch in July and August, demand for highly leveraged bonds with light covenants and low risk premiums evaporated. As a result, CCC-rated bonds had negative returns for the six months, while the higher-quality B and BB bonds managed positive performance. Looking at returns by sector, consumer-related sectors performed poorly, led by housing bonds, while bonds from more defensive sectors, such as telecommunications and utilities bonds, held up well.

HIGHER-QUALITY PAID OFF

We have been positioning the portfolio to benefit from higher risk premiums by holding underweight positions in CCC bonds relative to the major high-yield benchmarks. That's because we viewed the risk/reward trade-off of CCCs as being unattractive -- yield spreads were in the neighborhood of all-time lows even as the credit cycle appeared to have peaked and housing had begun to drag on the economy.

While we thought this positioning made sense over time given our view of the economy, credit quality, and spreads, it limited portfolio performance relative to the benchmark until June, when CCC bonds finally gave back some ground and began underperforming higher-rated debt. The re-pricing of risk accelerated through the summer, peaking in August. As a result, the lowest-quality bonds underperformed for the six months, rewarding our higher-quality, more defensive positioning.

Portfolio at a Glance
                                    As of       As of
                                   9/30/07     3/31/07
Weighted Average Maturity         5.4 years   4.7 years
Average Duration (effective)      4.1 years   3.5 years

Yields as of September 30, 2007(1)
30-day SEC Yield
Investor Class                                  6.85%
Institutional Class                             7.05%
A Class                                         6.32%
B Class                                         5.85%
C Class                                         5.85%
R Class                                         6.35%

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

------
19

High-Yield

SECTOR, SECURITY PICKS CONTRIBUTED

Our sector allocation and security selection also helped relative performance, as some of our larger, defensive holdings performed well. Examples are waste transporter and recycler Allied Waste, and health care names HCA and Community
Health. We favored these securities because they're in less economically sensitive sectors of the economy and should hold up better given a slowdown in growth. In addition, it helped performance to hold an underweight position in paper & forest products names, which struggled with higher input costs at a time of slack demand and negative currency effects. That said, our holdings in the finance company bonds of GMAC and Ford Motor Credit underperformed as finance-related bonds in general came under pressure following major dislocations in the mortgage finance market.

OUTLOOK

"We use a relative value approach to investing, looking for what we believe are good fundamental credits trading at attractive valuations," said portfolio manager Mike Difley. "We think that style should fare better in a more discriminating market where good credits lead, as opposed to the recent past, when the lowest-rated bonds outperformed seemingly without regard to deal quality or structure."

"Credit selection will become increasingly important in the coming months as the high-yield market faces a large new issue calendar in the face of a slowing economic environment," Difley continued. "While default rates remain near all-time lows, they are likely to see upward pressure over the next 12 months. In that environment, we will remain vigilant in our investment process while looking to capitalize on today's wider spread levels through fundamental credit selection."

Top Five Industries* as of September 30, 2007
                                              % of net              % of net
                                            assets as of          assets as of
                                               9/30/07              3/31/07
Media                                           10.8%                10.9%
Oil, Gas & Consumable Fuels                     8.5%                  7.2%
Hotels, Restaurants & Leisure                   7.1%                  6.2%
Diversified Financial Services                  6.3%                  3.9%
Health Care Providers & Services                5.5%                  4.5%

* Excludes securities in the Diversified industry category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Portfolio Composition by Credit Rating
                                              % of fund            % of fund
                                             investments          investments
                                                as of                as of
                                               9/30/07              3/31/07
AAA                                              8%                   12%
A                                                --                    1%
BBB                                              1%                    4%
BB                                               31%                  24%
B                                                48%                  50%
CCC or lower                                     12%                   9%

------
20

SCHEDULE OF INVESTMENTS
High-Yield

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Corporate Bonds -- 88.5%

AEROSPACE & DEFENSE -- 1.1%
       $ 400,000  DRS Technologies, Inc., 7.625%, 2/1/18                  $410,000
         350,000  L-3 Communications Corp., 6.125%, 7/15/13(1)             345,625
         250,000  L-3 Communications Corp., 6.375%, 10/15/15               246,875
                                                                      ------------
                                                                         1,002,500
                                                                      ------------
AUTOMOBILES -- 1.7%
         500,000  Ford Motor Co., 7.45%, 7/16/31(1)                        395,000
       1,300,000  General Motors Corp., 8.375%, 7/15/33(1)(2)            1,145,629
                                                                      ------------
                                                                         1,540,629
                                                                      ------------
CHEMICALS -- 2.6%
         550,000  Hexion US Finance Corp./Hexion Nova Scotia
                  Finance ULC, 9.75%, 11/15/14(2)                          607,750
         750,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                  (Acquired 5/14/07, Cost $757,500)(1)(3)                  721,875
         850,000  Lyondell Chemical Co., 8.25%, 9/15/16(2)                 962,625
                                                                      ------------
                                                                         2,292,250
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.7%
         750,000  Allied Waste North America, Inc., 6.375%,
                  4/15/11(2)                                               755,625
         750,000  Allied Waste North America, Inc., 7.875%,
                  4/15/13(2)                                               778,125
         750,000  ARAMARK Corp., 8.50%, 2/1/15(1)(2)                       768,750
         500,000  Cenveo Corp., 7.875%, 12/1/13(1)                         457,500
         700,000  Corrections Corp. of America, 6.25%, 3/15/13             693,000
         750,000  Deluxe Corp., 7.375%, 6/1/15(2)                          744,375
                                                                      ------------
                                                                         4,197,375
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
         675,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                  5/1/16 (Acquired 4/26/06-5/5/06, Cost
                  $693,594)(2)(3)                                          715,500
                                                                      ------------
CONTAINERS & PACKAGING -- 2.7%
         500,000  Ball Corp., 6.875%, 12/15/12                             508,750
         250,000  Ball Corp., 6.625%, 3/15/18                              246,250
         250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12               249,375

Principal Amount                                                             Value

     $ 1,000,000  Graham Packaging Co. Inc., 9.875%, 10/15/14(1)          $995,000
         400,000  Smurfit-Stone Container Enterprises, Inc.,
                  8.00%, 3/15/17(1)                                        395,000
                                                                      ------------
                                                                         2,394,375
                                                                      ------------
DIVERSIFIED -- 6.5%
       4,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                  Series 8-T1, 7.625%, 6/29/12 (Acquired 4/11/07,
                  Cost $3,935,000)(1)(3)                                 3,874,999
       2,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                  Series 8-T2, 6.75%, 6/29/12 (Acquired 4/11/07,
                  Cost $1,980,000)(3)                                    1,935,000
                                                                      ------------
                                                                         5,809,999
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.3%
         400,000  Ford Motor Credit Co., 6.625%, 6/16/08                   397,044
       1,600,000  Ford Motor Credit Co., 7.375%, 10/28/09(2)             1,569,628
       1,100,000  Ford Motor Credit Co., 7.25%, 10/25/11(2)              1,031,705
       1,000,000  General Motors Acceptance Corp., 6.875%,
                  9/15/11(2)                                               952,467
         750,000  General Motors Acceptance Corp., 6.75%,
                  12/1/14(2)                                               680,715
       1,000,000  KAR Holdings Inc., 8.75%, 5/1/14 (Acquired
                  4/13/07-9/25/07, Cost $977,500)(2)(3)                    962,500
                                                                      ------------
                                                                         5,594,059
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.1%
         325,000  Citizens Communications Co., 6.25%, 1/15/13              318,500
         500,000  Embarq Corp., 7.08%, 6/1/16                              519,183
         200,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16(1)                 208,500
         250,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%,
                  1/15/13                                                  255,000
         500,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%,
                  1/15/15                                                  512,500
         550,000  Level 3 Financing Inc., 9.25%, 11/1/14                   544,500
       1,000,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14
                  (Acquired 5/31/07-6/5/07, Cost $1,060,625)(3)          1,025,000

------
21

High-Yield

Principal Amount                                                             Value

       $ 550,000  Qwest Communications International Inc., 7.50%,
                  2/15/14(1)                                              $559,625
         550,000  Qwest Corp., 7.875%, 9/1/11                              580,250
                                                                      ------------
                                                                         4,523,058
                                                                      ------------
ELECTRIC UTILITIES -- 1.4%
         500,000  Edison Mission Energy, 7.00%, 5/15/17 (Acquired
                  5/1/07, Cost $500,000)(3)                                495,000
         750,000  Reliant Energy, Inc., 7.625%, 6/15/14(2)                 759,375
                                                                      ------------
                                                                         1,254,375
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.3%
         250,000  Baldor Electric Co., 8.625%, 2/15/17(1)                  262,500
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
         500,000  Flextronics International Ltd., 6.50%, 5/15/13           480,000
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.0%
         500,000  Ingles Markets, Inc., 8.875%, 12/1/11(1)                 512,500
         750,000  Rite Aid Corp., 7.50%, 3/1/17(2)                         709,688
         550,000  SUPERVALU INC., 7.50%, 11/15/14                          562,375
                                                                      ------------
                                                                         1,784,563
                                                                      ------------
FOOD PRODUCTS -- 0.9%
         750,000  Smithfield Foods Inc., 7.75%, 7/1/17(2)                  772,500
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.5%
       1,400,000  Community Health Systems Inc., 8.875%, 7/15/15
                  (Acquired 6/27/07-7/13/07, Cost $1,396,658)(2)(3)      1,445,500
         750,000  HCA Inc., 6.50%, 2/15/16(1)(2)                           641,250
       1,250,000  HCA Inc., 9.25%, 11/15/16 (Acquired
                  11/9/06-7/13/07, Cost $1,291,231)(2)(3)                1,331,250
         500,000  Omnicare Inc., 6.125%, 6/1/13                            460,000
         250,000  Omnicare Inc., 6.875%, 12/15/15                          232,500
         750,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15
                  (Acquired 3/22/07-6/1/07, Cost $780,000)(3)              768,750
                                                                      ------------
                                                                         4,879,250
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 7.1%
         600,000  Majestic Star Casino LLC/Majestic Star Casino
                  Capital Corp., 9.50%, 10/15/10(2)                        579,000

Principal Amount                                                             Value

        $ 34,000  Mandalay Resort Group, 9.375%, 2/15/10                   $35,785
       1,000,000  MGM Mirage, 8.50%, 9/15/10(2)                          1,049,999
         300,000  MGM Mirage, 6.75%, 9/1/12                                296,625
         400,000  Penn National Gaming, Inc., 6.875%, 12/1/11              407,000
         750,000  Pinnacle Entertainment Inc., 7.50%, 6/15/15
                  (Acquired 6/5/07, Cost $738,938)(2)(3)                   713,438
         300,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13             299,834
         300,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13            297,890
         250,000  Six Flags Inc., 8.875%, 2/1/10(1)                        226,875
         500,000  Six Flags Inc., 9.75%, 4/15/13(1)                        426,250
         500,000  Station Casinos Inc., 6.875%, 3/1/16                     437,500
         750,000  Station Casinos Inc., 7.75%, 8/15/16(2)                  746,250
         400,000  Wimar OpCo LLC/Wimar OpCo Finance Corp., 9.625%,
                  12/15/14 (Acquired 12/14/06, Cost $400,000)(1)(3)        312,000
         500,000  Wynn Las Vegas LLC, 6.625%, 12/1/14                      492,500
                                                                      ------------
                                                                         6,320,946
                                                                      ------------
HOUSEHOLD DURABLES -- 1.4%
         500,000  KB Home, 6.375%, 8/15/11(2)                              462,500
         750,000  Sealy Mattress Co., 8.25%, 6/15/14(2)                    759,375
                                                                      ------------
                                                                         1,221,875
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.3%
         500,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired
                  5/1/03, Cost $500,000)(3)                                525,625
         650,000  NRG Energy Inc., 7.375%, 2/1/16(2)                       653,250
                                                                      ------------
                                                                         1,178,875
                                                                      ------------
INSURANCE -- 0.7%
         675,000  Fairfax Financial Holdings Ltd., 7.75%,
                  6/15/17(1)                                               646,313
                                                                      ------------
IT SERVICES -- 0.9%
         450,000  SunGard Data Systems Inc., 9.125%, 8/15/13               470,250
         350,000  SunGard Data Systems Inc., 10.25%, 8/15/15(1)            367,500
                                                                      ------------
                                                                           837,750
                                                                      ------------

------
22

High-Yield

Principal Amount                                                             Value

MACHINERY -- 1.1%
       $ 950,000  Rental Service Corp., 9.50%, 12/1/14(1)                 $912,000
          21,000  Terex Corp., 7.375%, 1/15/14                              21,420
                                                                      ------------
                                                                           933,420
                                                                      ------------
MEDIA -- 10.8%
         200,000  Cablevision Systems Corp., 8.00%, 4/15/12                195,000
         350,000  Cadmus Communications Corp., 8.375%, 6/15/14             324,188
       1,798,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15        1,829,464
       1,000,000  Cinemark Inc., VRN, 0.00%, 3/15/09(4)                    950,000
         500,000  CSC Holdings, Inc., 8.125%, 8/15/09                      510,000
         250,000  CSC Holdings, Inc., 6.75%, 4/15/12                       241,875
         500,000  Dex Media Inc., 8.00%, 11/15/13                          506,250
         500,000  DirecTV Holdings LLC/DirecTV Financing Co.,
                  Inc., 8.375%, 3/15/13                                    521,875
         500,000  Echostar DBS Corp., 6.375%, 10/1/11                      503,750
         750,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15(2)         673,125
         250,000  Harland Clarke Holdings Corp., VRN, 10.31%,
                  11/15/07, resets quarterly off the 3-month LIBOR
                  plus 4.75% with no caps                                  224,375
       1,200,000  Idearc Inc., 8.00%, 11/15/16(2)                        1,202,999
         500,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                  1/15/13                                                  508,750
         800,000  MediaNews Group, Inc., 6.875%, 10/1/13(2)                612,000
         850,000  R.H. Donnelley Corp., 8.875%, 1/15/16(2)                 870,188
                                                                      ------------
                                                                         9,673,839
                                                                      ------------
METALS & MINING -- 2.4%
         300,000  Freeport-McMoRan Copper & Gold Inc., 8.25%,
                  4/1/15                                                   324,750
         950,000  Freeport-McMoRan Copper & Gold Inc., 8.375%,
                  4/1/17(2)                                              1,040,250
         775,000  Tube City IMS Corp., 9.75%, 2/1/15(1)(2)                 761,438
                                                                      ------------
                                                                         2,126,438
                                                                      ------------
MULTI-UTILITIES -- 0.6%
         500,000  CMS Energy Corp., 7.75%, 8/1/10                          525,533
                                                                      ------------
MULTILINE RETAIL -- 0.5%
         500,000  Bon-Ton Stores, Inc. (The), 10.25%, 3/15/14(1)           470,000
                                                                      ------------

Principal Amount                                                             Value

OIL, GAS & CONSUMABLE FUELS -- 8.5%
       $ 500,000  Chesapeake Energy Corp., 7.625%, 7/15/13                $525,000
         600,000  Chesapeake Energy Corp., 7.50%, 6/15/14(1)               618,000
         750,000  Cimarex Energy Co., 7.125%, 5/1/17(2)                    748,125
         650,000  Forest Oil Corp., 7.75%, 5/1/14                          663,000
         400,000  Massey Energy Co., 6.625%, 11/15/10                      393,000
         750,000  Massey Energy Co., 6.875%, 12/15/13(2)                   703,125
         800,000  OPTI Canada Inc., 7.875%, 12/15/14 (Acquired
                  6/25/07-7/13/07, Cost $800,000)(2)(3)                    803,999
         520,000  Pacific Energy Partners L.P./Pacific Energy
                  Finance Corp., 7.125%, 6/15/14                           533,746
         500,000  Peabody Energy Corp., 7.375%, 11/1/16                    530,000
         500,000  Range Resources Corp., 7.375%, 7/15/13                   510,000
         750,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16(2)                742,500
         250,000  Tesoro Corp., 6.25%, 11/1/12                             251,875
         500,000  Williams Companies, Inc. (The), 8.125%, 3/15/12          541,250
                                                                      ------------
                                                                         7,563,620
                                                                      ------------
PAPER & FOREST PRODUCTS -- 1.7%
         300,000  Boise Cascade LLC, 7.125%, 10/15/14                      289,500
         500,000  Georgia-Pacific Corp., 7.70%, 6/15/15(1)                 500,000
         150,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
                  12/13/06, Cost $150,000)(3)                              145,875
          21,000  Jefferson Smurfit Corp., 8.25%, 10/1/12                   21,158
         500,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                  9.125%, 8/1/14                                           517,500
                                                                      ------------
                                                                         1,474,033
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
         400,000  Host Marriott L.P., 7.00%, 8/15/12                       405,000
         250,000  Host Marriott L.P., 6.75%, 6/1/16                        248,750
                                                                      ------------
                                                                           653,750
                                                                      ------------
ROAD & RAIL -- 1.2%
         550,000  Hertz Corp., 8.875%, 1/1/14                              569,250
         500,000  Hertz Corp., 10.50%, 1/1/16(1)(2)                        542,500
                                                                      ------------
                                                                         1,111,750
                                                                      ------------

------
23

High-Yield

Principal Amount                                                             Value

SPECIALTY RETAIL -- 3.5%

       $ 250,000  Asbury Automotive Group Inc., 8.00%, 3/15/14            $242,500
         650,000  Asbury Automotive Group Inc., 7.625%, 3/15/17
                  (Acquired 3/12/07-4/13/07, Cost $653,000)(3)             601,250
         350,000  Claire's Stores Inc., 9.25%, 6/1/15 (Acquired
                  5/22/07, Cost $350,000)(1)(3)                            304,500
         600,000  Couche-Tard U.S. L.P./Couche-Tard Finance Corp.,
                  7.50%, 12/15/13                                          613,500
         650,000  GSC Holdings Corp., 8.00%, 10/1/12(2)                    679,250
         425,000  Michaels Stores, Inc., 10.00%, 11/1/14(1)                437,750
         350,000  Toys "R" Us, Inc., 7.375%, 10/15/18                      282,625
                                                                      ------------
                                                                         3,161,375
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
         850,000  Hanesbrands Inc., VRN, 8.78%, 12/17/07, resets
                  semiannually off the 6-month LIBOR plus 3.375%
                  with no caps(2)                                          850,000
         625,000  Perry Ellis International, Inc., 8.875%, 9/15/13         617,188
                                                                      ------------
                                                                         1,467,188
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.5%
         675,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
                  8/1/06-10/5/06, Cost $690,500)(3)                        669,094
         400,000  United Rentals North America, Inc., 6.50%,
                  2/15/12                                                  407,000
         271,000  United Rentals North America, Inc., 7.75%,
                  11/15/13(1)                                              280,485
                                                                      ------------
                                                                         1,356,579
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
         200,000  Dobson Communications Corp., 8.875%, 10/1/13             214,000
         300,000  Rural Cellular Corp., 9.875%, 2/1/10                     315,000
         300,000  Syniverse Technologies Inc., 7.75%, 8/15/13              288,000
                                                                      ------------
                                                                           817,000
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $79,687,251)                                                      79,043,217
                                                                      ------------

Principal Amount                                                             Value

Sovereign Governments & Agencies -- 2.9%

             JPY  KfW, VRN, 0.60%, 11/8/07, resets quarterly off
     302,000,000  the 3-month JPY LIBOR minus 0.22% with no caps
(Cost $2,483,751)                                                      $ 2,632,395
                                                                      ------------

Temporary Cash Investments -- 6.4%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.875%,
4/15/10, valued at $4,943,538), in a joint trading account at
3.80%, dated 9/28/07, due 10/1/07 (Delivery value $4,400,393)(2)         4,399,000

Repurchase Agreement, Merrill Lynch & Co., Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$1,358,277), in a joint trading account at 3.75%, dated 9/28/07,
due 10/1/07 (Delivery value $1,329,415)(2)                               1,329,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $5,728,000)                                                        5,728,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(5) -- 15.2%

     $ 1,000,048  Bancaja US Debt, SAu, VRN, 5.41%, 10/10/07,
                  resets quarterly off the 3-month LIBOR plus
                  0.05% with no caps                                     1,000,048
       1,000,000  Barclays Bank plc, 5.37%, 12/17/07                     1,000,000
         999,900  BASF AG, VRN, 5.36%, 10/22/07, resets quarterly
                  off the 3-month LIBOR minus 0.01% with no caps           999,900
       1,000,000  Dexia Credit Local, VRN, 4.84%, 10/1/07                1,000,000
         973,704  Govco Incorporated, 5.37%, 12/17/07                      973,705
         999,477  K2 (USA) LLC, VRN, 4.87%, 10/1/07, resets
                  quarterly off the Federal Reserve Prime Loan
                  Rate minus 2.91% with no caps                            999,477
         999,500  Links Finance LLC, VRN, 4.87%, 10/1/07                   999,500
       1,000,000  Merrill Lynch & Co. Inc., VRN, 4.92%, 10/1/07,
                  resets quarterly off the Federal Reserve Prime
                  Loan Rate minus 2.83% with no caps                     1,000,000

------
24

High-Yield

Principal Amount                                                             Value

       $ 944,744  Morgan Stanley ABS Capital I, Series 2007 NC4,
                  Class A2A, VRN, 5.21%, 10/25/07, resets monthly
                  off the 1-month LIBOR plus 0.08% with no caps           $944,744
       1,001,648  Nationwide Building Society, VRN, 5.73%, 12/10/07      1,001,648
       1,000,000  Northern Rock plc, 5.34%, 10/18/07                     1,000,000
         494,887  Silver Tower US Funding, LLC, 5.39%, 10/10/07            494,887
         999,365  Tango Finance Corp., VRN, 4.88%, 10/1/07, resets
                  quarterly off the Federal Reserve Prime Loan
                  Rate minus 2.91% with no caps                            999,365
       1,000,000  Ulster Bank Ireland Ltd., VRN, 4.85%, 10/1/07          1,000,000

Principal Amount                                                             Value

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.15%, dated 9/28/07, due 10/1/07 (Delivery
value $140,184)                                                           $140,124
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $13,553,398)                                                      13,553,398
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 113.0%
(Cost $101,452,400)                                                    100,957,010
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (13.0)%                               (11,604,253)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 89,352,757
                                                                      ============

Futures Contracts
                                                  Underlying Face      Unrealized Gain
   Contracts Purchased      Expiration Date       Amount at Value           (Loss)
    90  U.S. Treasury
        2-Year Notes         December 2007          $18,634,219            $102,454
                                                    ============          =========

                                                  Underlying Face      Unrealized Gain
     Contracts Sold         Expiration Date       Amount at Value           (Loss)
    45  U.S. Treasury
        10-Year Notes        December 2007           $4,917,656           $(75,118)
                                                    ============          =========

Swap Agreements

Notional                                                 Expiration    Unrealized
Amount          Description of Agreement                    Date      Gain (Loss)

CREDIT DEFAULT

$1,800,000      Pay quarterly a fixed rate equal to      June 2012       $ (9,819)
                0.55% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of Darden
                Restaurants, Inc., par value of the
                proportional notional amount.
 5,100,000      Pay semiannually a fixed rate equal      June 2012          12,356
                to 1.25% multiplied by the notional
                amount and receive from Barclays Bank
                plc upon each default event of one of
                the issues of Dow Jones CDX Emerging
                Markets 7, par value of the
                proportional notional amount.
                                                                         ---------
                                                                            $2,537
                                                                         =========

------
25

High-Yield

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Security, or a portion thereof, was on loan as of September 30, 2007.

(2) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007 was
$17,351,155, which represented 19.4% of total net assets. None of the restricted securities were considered illiquid.

(4) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
September 30, 2007.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
26

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
27

                                                       Expenses Paid
                           Beginning                       During
                            Account        Ending        Period(1)       Annualized
                             Value      Account Value     4/1/07 -         Expense
                             4/1/07        9/30/07        9/30/07         Ratio(1)
Diversified Bond

ACTUAL
Investor Class               $1,000       $1,024.10        $3.14            0.62%
Institutional Class          $1,000       $1,025.10        $2.13            0.42%
A Class                      $1,000       $1,022.80        $4.40            0.87%
B Class                      $1,000       $1,019.00        $8.18            1.62%
C Class                      $1,000       $1,019.00        $8.18            1.62%
R Class                      $1,000       $1,021.60        $5.66            1.12%

HYPOTHETICAL
Investor Class               $1,000       $1,021.90        $3.13            0.62%
Institutional Class          $1,000       $1,022.90        $2.12            0.42%
A Class                      $1,000       $1,020.65        $4.39            0.87%
B Class                      $1,000       $1,016.90        $8.17            1.62%
C Class                      $1,000       $1,016.90        $8.17            1.62%
R Class                      $1,000       $1,019.40        $5.65            1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
28

                                            Beginning                   Expenses Paid
                                             Account       Ending           During        Annualized
                                              Value     Account Value     Period(1)        Expense
                                             4/1/07        9/30/07     4/1/07 - 9/30/07    Ratio(1)
High-Yield

ACTUAL
Investor Class (after waiver)(2)             $1,000       $1,008.20         $4.02           0.80%
Investor Class (before waiver)               $1,000     $1,008.20(3)        $4.37           0.87%
Institutional Class (after waiver)(2)        $1,000       $1,009.20         $3.01           0.60%
Institutional Class (before waiver)          $1,000     $1,009.20(3)        $3.37           0.67%
A Class (after waiver)(2)                    $1,000       $1,007.00         $5.27           1.05%
A Class (before waiver)                      $1,000     $1,007.00(3)        $5.62           1.12%
B Class (after waiver)(2)                    $1,000       $1,003.20         $9.01           1.80%
B Class (before waiver)                      $1,000     $1,003.20(3)        $9.36           1.87%
C Class (after waiver)(2)                    $1,000       $1,003.20         $9.01           1.80%
C Class (before waiver)                      $1,000     $1,003.20(3)        $9.36           1.87%
R Class (after waiver)(2)                    $1,000       $1,005.70         $6.52           1.30%
R Class (before waiver)                      $1,000     $1,005.70(3)        $6.87           1.37%

HYPOTHETICAL
Investor Class (after waiver)(2)             $1,000       $1,021.00         $4.04           0.80%
Investor Class (before waiver)               $1,000       $1,020.65         $4.39           0.87%
Institutional Class (after waiver)(2)        $1,000       $1,022.00         $3.03           0.60%
Institutional Class (before waiver)          $1,000       $1,021.65         $3.39           0.67%
A Class (after waiver)(2)                    $1,000       $1,019.75         $5.30           1.05%
A Class (before waiver)                      $1,000       $1,019.40         $5.65           1.12%
B Class (after waiver)(2)                    $1,000       $1,016.00         $9.07           1.80%
B Class (before waiver)                      $1,000       $1,015.65         $9.42           1.87%
C Class (after waiver)(2)                    $1,000       $1,016.00         $9.07           1.80%
C Class (before waiver)                      $1,000       $1,015.65         $9.42           1.87%
R Class (after waiver)(2)                    $1,000       $1,018.50         $6.56           1.30%
R Class (before waiver)                      $1,000       $1,018.15         $6.91           1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended September 30, 2007, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
29

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)
                                                       Diversified
                                                           Bond        High-Yield
ASSETS

Investment securities, at value (cost of
$653,056,617 and $87,899,002, respectively) --
including $152,764,091 and $13,331,132 of
securities on loan, respectively                        $655,246,542   $87,403,612

Investments made with cash collateral received for
securities on loan, at value (cost of $150,841,191
and $13,553,398, respectively)                           150,841,191    13,553,398
                                                        ------------   -----------
Total investment securities, at value (cost of
$803,897,808 and $101,452,400, respectively)             806,087,733   100,957,010

Cash                                                      15,475,743     1,387,242

Receivable for investments sold                              218,028            --

Receivable for variation margin on futures contracts          44,248        44,797

Unrealized appreciation on swap agreements                   972,832        12,356

Interest receivable                                        4,821,381     1,838,217
                                                        ------------   -----------
                                                         827,619,965   104,239,622
                                                        ------------   -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                     150,841,191    13,553,398

Payable for investments purchased                         52,373,662       974,227

Payable for capital shares redeemed                              218        14,359

Unrealized depreciation on swap agreements                   250,342         9,819

Accrued management fees                                      279,420        52,778

Distribution fees payable                                      2,491         2,010

Service fees (and distribution fees -- A Class and
R Class) payable                                               3,255         2,825

Dividends payable                                          1,115,408       277,449
                                                        ------------   -----------
                                                         204,865,987    14,886,865
                                                        ------------   -----------

NET ASSETS                                              $622,753,978   $89,352,757
                                                        ============   ===========

See Notes to Financial Statements.

------
30

SEPTEMBER 30, 2007 (UNAUDITED)
                                                     Diversified
                                                        Bond          High-Yield
NET ASSETS CONSIST OF:

Capital paid in                                       $628,674,176    $102,507,934

Accumulated net realized loss on investment
transactions                                           (8,945,448)    (12,727,978)

Net unrealized appreciation (depreciation) on
investments                                              3,025,250       (427,199)
                                                      ------------    ------------
                                                      $622,753,978    $ 89,352,757
                                                      ============    ============

INVESTOR CLASS

Net assets                                            $450,892,292     $53,138,804

Shares outstanding                                      44,932,164       8,406,612

Net asset value per share                                   $10.03           $6.32

INSTITUTIONAL CLASS

Net assets                                            $155,906,733     $22,097,732

Shares outstanding                                      15,536,373       3,495,882

Net asset value per share                                   $10.03           $6.32

A CLASS

Net assets                                             $12,003,489     $10,857,884

Shares outstanding                                       1,196,169       1,717,724

Net asset value per share                                   $10.03           $6.32

Maximum offering price (net asset value divided
by 0.955)                                                   $10.50           $6.62

B CLASS

Net assets                                                $802,876      $1,338,094

Shares outstanding                                          80,008         211,688

Net asset value per share                                   $10.03           $6.32

C CLASS

Net assets                                              $3,121,715      $1,892,294

Shares outstanding                                         311,084         299,363

Net asset value per share                                   $10.03           $6.32

R CLASS

Net assets                                                 $26,873         $27,949

Shares outstanding                                           2,678           4,422

Net asset value per share                                   $10.03           $6.32

See Notes to Financial Statements.

------
31

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
                                                        Diversified
                                                           Bond        High-Yield
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                $ 16,326,730   $ 3,261,041

Securities lending                                           277,392        17,939
                                                        ------------   -----------
                                                          16,604,122     3,278,980
                                                        ------------   -----------
EXPENSES:

Management fees                                            1,756,520       356,661

Distribution fees:

 A Class                                                       3,329           957

 B Class                                                       2,977         4,871

 C Class                                                      10,592         7,319

Service fees:

 A Class                                                       3,329           957

 B Class                                                         992         1,624

 C Class                                                       3,531         2,440

Distribution and service fees:

 A Class                                                       2,497         2,169

 A Class (old) (Note 9)                                        8,396        10,929

 R Class                                                          66            69

Trustees' fees and expenses                                   15,731         2,084

Other expenses                                                 5,096            47
                                                        ------------   -----------
                                                           1,813,056       390,127
Amount waived                                                     --      (30,898)
                                                        ------------   -----------
                                                           1,813,056       359,229
                                                        ------------   -----------

NET INVESTMENT INCOME (LOSS)                              14,791,066     2,919,751
                                                        ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                  (2,453,008)        56,323

Futures and swaps transactions                             1,170,550        69,965
                                                        ------------   -----------
                                                         (1,282,458)       126,288
                                                        ------------   -----------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:

Investments                                                1,584,892   (2,408,122)

Futures and swaps                                          (116,058)         9,175
                                                        ------------   -----------
                                                           1,468,834   (2,398,947)
                                                        ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                      186,376   (2,272,659)
                                                        ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                              $ 14,977,442     $ 647,092
                                                        ============   ===========

See Notes to Financial Statements.

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32

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MARCH 31, 2007
                               Diversified Bond                     High-Yield
Increase
(Decrease)
in Net Assets          Sept. 30, 2007   March 31, 2007    Sept. 30, 2007   March 31, 2007

OPERATIONS

Net investment
income (loss)             $ 14,791,066     $ 33,433,873       $ 2,919,751      $ 4,961,267

Net realized gain
(loss)                     (1,282,458)      (3,020,837)           126,288           17,724

Change in net
unrealized
appreciation
(depreciation)               1,468,834       12,151,171       (2,398,947)        1,154,960
                         -------------    -------------    --------------    -------------
Net increase
(decrease) in net
assets resulting
from operations             14,977,442       42,564,207           647,092        6,133,951
                         -------------    -------------    --------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class            (9,649,723)     (13,796,392)       (1,731,513)      (3,048,546)

 Institutional
 Class                     (4,764,418)     (18,990,587)         (703,654)        (947,906)

 A Class                      (99,917)        (202,222)          (79,901)         (38,759)

 A Class (old)
 (Note 9)                    (144,687)        (313,123)         (277,389)        (717,605)

 B Class                      (14,196)         (29,896)          (36,495)         (69,352)

 C Class                      (50,465)         (85,835)          (54,832)        (111,418)

 R Class                         (536)          (1,039)             (848)          (1,617)
                         -------------    -------------    --------------    -------------
Decrease in net
assets from
distributions             (14,723,942)     (33,419,094)       (2,884,632)      (4,935,203)
                         -------------    -------------    --------------    -------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions       (176,238,791)      109,144,189         6,496,957       17,128,138
                         -------------    -------------    --------------    -------------

NET INCREASE
(DECREASE) IN NET
ASSETS                   (175,985,291)      118,289,302         4,259,417       18,326,886

NET ASSETS

Beginning of period        798,739,269      680,449,967        85,093,340       66,766,454
                         -------------    -------------    --------------    -------------
End of period            $ 622,753,978     $798,739,269       $89,352,757      $85,093,340
                         =============    =============    ==============    =============

Accumulated net
investment loss                     --       $(163,172)                --         $(1,359)
                         =============    =============    ==============    =============

See Notes to Financial Statements.

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33

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and
High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond's investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield's investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of
Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
34

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

CREDIT-LINKED TRUST CERTIFICATES -- Credit-linked trust certificates are investments in a limited purpose trust formed under state law which invests in a basket of derivative instruments, such as credit default swaps.
Credit-linked trust certificates represent the right to receive periodic income payments and payment of principal at the end of the term of the certificate. The risks of investing in credit-linked trust certificates include the payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on

------
35

a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of Diversified Bond and High-Yield approved a change in the class's fee structure. The change was approved by the Board of
Trustees on December 8, 2006. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the A Class (new)
was 0.2500% less at each point within the Complex Fee range. From August 1,
2006 to July 31, 2007, the investment advisor voluntarily agreed to waive
0.071% of its management fee for High-Yield. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.070% of its management fee for High-Yield. The total amount of the waiver for the six months ended
September 30, 2007, was $18,498, $7,274, $873, $3,094, $459, $690 and $10 for
the Investor Class, Institutional Class, A Class, A Class (old), B Class, C
Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

------
36

The effective annual management fee for each class of each fund for the six months ended September 30, 2007, was as follows:

                                Investor, B, C & R   Institutional     A
Diversified Bond                       0.62%             0.42%       0.41%
High-Yield (before waiver)             0.87%             0.67%       0.66%
High-Yield (after waiver)              0.80%             0.60%       0.59%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Trustees had adopted a
Master Distribution and Shareholder Services Plan for the A Class (new),
pursuant to Rule 12b-1 of the 1940 Act, in which the A Class (new) paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class
(new), A Class (old), B Class, C Class and R Class shares. Prior to September
4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class (new) shares. Fees incurred under the plans during the six months ended September 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. American Century Asset Allocation
Portfolios, Inc. (ACAAP) owns 53% and 56% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2007, were as follows:

                                                   Diversified Bond   High-Yield
PURCHASES

U.S. Treasury & Government Agency Obligations          $851,570,302             --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $60,575,371    $30,797,414

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations        $1,053,458,127             --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $95,844,392    $20,240,347

------
37

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                            Six months ended                  Year ended
                           September 30, 2007               March 31, 2007
                         Shares         Amount          Shares          Amount
Diversified Bond

INVESTOR CLASS

Sold                     9,170,155     $ 91,345,701     19,083,598    $189,679,584

Issued in
reinvestment of
distributions              256,551        2,548,201        551,974       5,481,168

Redeemed               (3,837,497)     (38,053,674)    (3,072,427)    (30,463,768)
                      ------------   --------------   ------------   -------------
                         5,589,209       55,840,228     16,563,145     164,696,984
                      ------------   --------------   ------------   -------------

INSTITUTIONAL CLASS

Sold                    19,580,753      195,443,903     12,690,857     125,229,593

Issued in
reinvestment of
distributions              357,220        3,548,321        785,190       7,795,930

Redeemed              (43,293,887)    (432,433,377)   (19,152,457)   (188,236,458)
                      ------------   --------------   ------------   -------------
                      (23,355,914)    (233,441,153)    (5,676,410)    (55,210,935)
                      ------------   --------------   ------------   -------------

A CLASS

Sold                        82,078          818,247        121,547       1,207,066

Issued in
connection with
reclassification
(Note 9)                   847,474        8,460,890             --              --

Issued in
reinvestment of
distributions                8,971           89,363         18,205         180,700

Redeemed                  (82,086)        (815,693)      (370,803)     (3,680,623)
                      ------------   --------------   ------------   -------------
                           856,437        8,552,807      (231,051)     (2,292,857)
                      ------------   --------------   ------------   -------------

A CLASS (OLD)

Sold                       178,372        1,764,421        359,978       3,569,345

Issued in
reinvestment of
distributions               10,124          100,181         27,435         272,444

Redeemed in
connection with
reclassification
(Note 9)                 (847,474)      (8,460,890)             --              --

Redeemed                 (100,169)        (991,431)      (329,552)     (3,266,681)
                      ------------   --------------   ------------   -------------
                         (759,147)      (7,587,719)         57,861         575,108
                      ------------   --------------   ------------   -------------

B CLASS

Sold                         6,520           64,989         30,434         301,436

Issued in
reinvestment of
distributions                1,071           10,642          2,190          21,749

Redeemed                   (7,980)         (79,620)       (28,058)       (279,528)
                      ------------   --------------   ------------   -------------
                             (389)          (3,989)          4,566          43,657
                      ------------   --------------   ------------   -------------

C CLASS

Sold                        82,925          825,211        209,537       2,057,287

Issued in
reinvestment of
distributions                3,814           37,877          6,593          65,583

Redeemed                  (46,798)        (462,589)       (79,977)       (791,675)
                      ------------   --------------   ------------   -------------
                            39,941          400,499        136,153       1,331,195
                      ------------   --------------   ------------   -------------

R CLASS

Issued in
reinvestment of
distributions                   54              536            104           1,037
                      ------------   --------------   ------------   -------------
Net increase
(decrease)            (17,629,809)   $(176,238,791)     10,854,368    $109,144,189
                      ============   ==============   ============   =============

------
38

                              Six months ended                 Year ended
                             September 30, 2007              March 31, 2007
                            Shares        Amount         Shares         Amount
High-Yield

INVESTOR CLASS

Sold                        1,545,293    $ 9,869,207     3,955,742    $ 25,227,656

Issued in reinvestment
of distributions               93,881        594,442       219,459       1,396,011

Redeemed                  (1,215,209)    (7,682,617)   (2,877,431)    (18,220,571)
                          -----------   ------------   -----------   -------------
                              423,965      2,781,032     1,297,770       8,403,096
                          -----------   ------------   -----------   -------------

INSTITUTIONAL CLASS

Sold                          852,844      5,448,259     1,774,286      11,314,912

Issued in reinvestment
of distributions                8,526         53,994         8,236          53,017

Redeemed                    (171,146)    (1,075,259)     (448,137)     (2,872,655)
                          -----------   ------------   -----------   -------------
                              690,224      4,426,994     1,334,385       8,495,274
                          -----------   ------------   -----------   -------------

A CLASS

Sold                          136,439        860,114        93,171         593,364

Issued in connection
with reclassification
(Note 9)                    1,531,917      9,523,342            --              --

Issued in reinvestment
of distributions               10,230         64,697         4,098          26,222

Redeemed                     (99,811)      (623,691)      (22,040)       (141,034)
                          -----------   ------------   -----------   -------------
                            1,578,775      9,824,462        75,229         478,552
                          -----------   ------------   -----------   -------------

A CLASS (OLD)

Sold                          128,872        822,538       613,956       3,907,488

Issued in reinvestment
of distributions               31,139        198,358        99,327         632,705

Redeemed in connection
with reclassification
(Note 9)                  (1,531,917)    (9,523,342)            --              --

Redeemed                    (312,246)    (1,982,035)     (799,098)     (5,095,378)
                          -----------   ------------   -----------   -------------
                          (1,684,152)   (10,484,481)      (85,815)       (555,185)
                          -----------   ------------   -----------   -------------

B CLASS

Sold                           34,016        213,270        32,561         207,334

Issued in reinvestment
of distributions                3,332         21,100         6,257          39,884

Redeemed                     (35,229)      (226,239)      (14,471)        (92,149)
                          -----------   ------------   -----------   -------------
                                2,119          8,131        24,347         155,069
                          -----------   ------------   -----------   -------------

C CLASS

Sold                           36,153        226,343       130,824         831,650

Issued in reinvestment
of distributions                3,193         20,204         5,694          36,239

Redeemed                     (48,919)      (306,221)     (113,320)       (718,696)
                          -----------   ------------   -----------   -------------
                              (9,573)       (59,674)        23,198         149,193
                          -----------   ------------   -----------   -------------

R CLASS

Sold                               14             84            82             527

Issued in reinvestment
of distributions                  133            844           253           1,612

Redeemed                         (67)          (435)            --              --
                          -----------   ------------   -----------   -------------
                                   80            493           335           2,139
                          -----------   ------------   -----------   -------------
Net increase (decrease)     1,001,438    $ 6,496,957     2,669,449    $ 17,128,138
                          ===========   ============   ===========   =============

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39

5. SECURITIES LENDING

As of September 30, 2007, securities in Diversified Bond and High-Yield valued at $152,764,091, and $13,331,132, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $155,413,633 and $13,553,398, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2007.

7. RISK FACTORS

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain in Diversified
Bond relate primarily to the character of paydown losses and interest on swap agreements.

As of September 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                     Diversified
                                                         Bond         High-Yield
Federal tax cost of investments                       $804,024,580    $101,452,400
                                                     =============   =============
Gross tax appreciation of investments                  $ 6,046,447     $ 1,131,989

Gross tax depreciation of investments                  (3,983,294)     (1,627,379)
                                                     -------------   -------------
Net tax appreciation (depreciation) of investments     $ 2,063,153     $ (495,390)
                                                     =============   =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2007, Diversified Bond had net capital loss carryovers of
$(1,154,579), $(591,687) and $(5,332,851) expiring in 2013, 2014 and 2015, respectively. High-Yield had net capital loss carryovers of $(2,522,625),
$(10,290,681) and $(15,064) expiring in 2009, 2010 and 2014, respectively. The net capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes.

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40

9. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of Diversified Bond and
High-Yield were reclassified as Advisor Class shares of the same fund.
Subsequent to the reclassification, the Advisor Class was renamed A Class. The changes were approved by the Board of Trustees on December 8, 2006.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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41

FINANCIAL HIGHLIGHTS
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                      2007(1)       2007      2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $10.02      $9.89    $10.10     $10.49     $10.47      $9.98
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)               0.23(2)    0.45(2)   0.41(2)    0.33(2)    0.36(2)       0.48

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.01       0.13    (0.21)     (0.27)       0.14       0.49
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations              0.24       0.58      0.20       0.06       0.50       0.97
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                (0.23)     (0.45)    (0.41)     (0.34)     (0.37)     (0.48)

 From Net
 Realized
 Gains                     --         --        --     (0.11)     (0.11)         --
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (0.23)     (0.45)    (0.41)     (0.45)     (0.48)     (0.48)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value, End
of Period              $10.03     $10.02     $9.89     $10.10     $10.49     $10.47
                     ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)         2.41%      6.05%     1.97%      0.63%      4.92%      9.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.62%(4)      0.62%     0.62%      0.63%      0.64%      0.64%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           4.60%(4)      4.58%     4.04%      3.25%      3.38%      4.67%

Portfolio
Turnover Rate            151%       323%      341%       386%       324%       151%

Net Assets, End
of Period (in
thousands)           $450,892   $394,346  $225,187   $180,346   $177,791   $198,835

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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42

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                      2007(1)       2007      2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $10.02      $9.89    $10.10     $10.49     $10.47      $9.98
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)        0.24(2)    0.47(2)   0.43(2)    0.35(2)    0.38(2)       0.50

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.01       0.13    (0.21)     (0.27)       0.14       0.49
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations              0.25       0.60      0.22       0.08       0.52       0.99
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                (0.24)     (0.47)    (0.43)     (0.36)     (0.39)     (0.50)

 From Net
 Realized
 Gains                     --         --        --     (0.11)     (0.11)         --
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (0.24)     (0.47)    (0.43)     (0.47)     (0.50)     (0.50)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value, End
of Period              $10.03     $10.02     $9.89     $10.10     $10.49     $10.47
                     ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)         2.51%      6.26%     2.17%      0.83%      5.13%     10.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.42%(4)      0.42%     0.42%      0.43%      0.44%      0.44%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           4.80%(4)      4.78%     4.24%      3.45%      3.58%      4.87%

Portfolio
Turnover Rate            151%       323%      341%       386%       324%       151%

Net Assets, End
of Period (in
thousands)           $155,907   $389,829  $440,579   $336,207   $309,579   $281,998

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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43

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                          2007(2)      2007      2006     2005      2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $10.02     $9.89    $10.10   $10.49    $10.47     $9.98
                          -------   -------   -------  -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)            0.21(3)   0.43(3)   0.38(3)  0.31(3)   0.33(3)      0.46

 Net Realized and
 Unrealized Gain
 (Loss)                      0.01      0.13    (0.21)   (0.28)      0.14      0.49
                          -------   -------   -------  -------   -------   -------
 Total From
 Investment
 Operations                  0.22      0.56      0.17     0.03      0.47      0.95
                          -------   -------   -------  -------   -------   -------
Distributions

 From Net
 Investment Income         (0.21)    (0.43)    (0.38)   (0.31)    (0.34)    (0.46)

 From Net
 Realized Gains                --        --        --   (0.11)    (0.11)        --
                          -------   -------   -------  -------   -------   -------
 Total
 Distributions             (0.21)    (0.43)    (0.38)   (0.42)    (0.45)    (0.46)
                          -------   -------   -------  -------   -------   -------
Net Asset Value, End
of Period                  $10.03    $10.02     $9.89   $10.10    $10.49    $10.47
                          =======   =======   =======  =======   =======   =======

TOTAL RETURN(4)             2.28%     5.77%     1.72%    0.38%     4.66%     9.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.87%(5)     0.87%     0.87%    0.88%     0.89%     0.89%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   4.35%(5)     4.33%     3.79%    3.00%     3.13%     4.42%

Portfolio Turnover
Rate                         151%      323%      341%     386%      324%      151%

Net Assets,
End of Period
(in thousands)            $12,003    $3,405    $5,642   $5,421    $7,107   $11,567

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2007 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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44

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                      2007(1)      2007      2006     2005      2004       2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $10.02     $9.89    $10.10   $10.49    $10.47        $10.40
                      -------   -------   -------  -------   -------       -------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)        0.18(3)   0.35(3)   0.31(3)  0.23(3)   0.26(3)          0.05

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.01      0.13    (0.21)   (0.27)      0.14          0.07
                      -------   -------   -------  -------   -------       -------
 Total From
 Investment
 Operations              0.19      0.48      0.10   (0.04)      0.40          0.12
                      -------   -------   -------  -------   -------       -------
Distributions

 From Net
 Investment
 Income                (0.18)    (0.35)    (0.31)   (0.24)    (0.27)        (0.05)

 From Net
 Realized
 Gains                     --        --        --   (0.11)    (0.11)            --
                      -------   -------   -------  -------   -------       -------
 Total
 Distributions         (0.18)    (0.35)    (0.31)   (0.35)    (0.38)        (0.05)
                      -------   -------   -------  -------   -------       -------
Net Asset Value,
End of Period          $10.03    $10.02     $9.89   $10.10    $10.49        $10.47
                      =======   =======   =======  =======   =======       =======

TOTAL RETURN(4)         1.90%     5.00%     0.96%  (0.37)%     3.87%         1.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.62%(5)     1.62%     1.62%    1.63%     1.64%   1.61%(5)(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           3.60%(5)     3.58%     3.04%    2.25%     2.38%   2.98%(5)(6)

Portfolio
Turnover Rate            151%      323%      341%     386%      324%       151%(7)

Net Assets, End
of Period (in
thousands)               $803      $806      $750     $753      $615           $84

(1) Six months ended September 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through March 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the period ended March 31, 2003, the distributor voluntarily waived a portion of its distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been
1.63% and 2.96%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

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45

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2007(1)      2007      2006     2005      2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $10.02     $9.89    $10.10   $10.49    $10.47     $10.40
                         -------   -------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)           0.18(3)   0.35(3)   0.31(3)  0.23(3)   0.28(3)       0.05

 Net Realized and
 Unrealized Gain
 (Loss)                     0.01      0.13    (0.21)   (0.27)      0.14       0.07
                         -------   -------   -------  -------   -------    -------
 Total From
 Investment
 Operations                 0.19      0.48      0.10   (0.04)      0.42       0.12
                         -------   -------   -------  -------   -------    -------
Distributions

 From Net
 Investment
 Income                   (0.18)    (0.35)    (0.31)   (0.24)    (0.29)     (0.05)

 From Net
 Realized Gains               --        --        --   (0.11)    (0.11)         --
                         -------   -------   -------  -------   -------    -------
 Total
 Distributions            (0.18)    (0.35)    (0.31)   (0.35)    (0.40)     (0.05)
                         -------   -------   -------  -------   -------    -------
Net Asset Value, End
of Period                 $10.03    $10.02     $9.89   $10.10    $10.49     $10.47
                         =======   =======   =======  =======   =======    =======

TOTAL RETURN(4)            1.90%     4.99%     0.96%  (0.37)%     4.07%      1.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              1.62%(5)     1.62%     1.62%    1.63%     1.47%   1.38%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              3.60%(5)     3.58%     3.04%    2.25%     2.55%   3.23%(5)

Portfolio Turnover
Rate                        151%      323%      341%     386%      324%    151%(6)

Net Assets, End of
Period (in thousands)     $3,122    $2,718    $1,334   $1,418    $1,347       $342

(1) Six months ended September 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through March 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2003.

See Notes to Financial Statements.

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46

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2007(1)      2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.02     $9.89     $10.17
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                         0.20      0.40       0.25

 Net Realized and Unrealized Gain (Loss)                 0.01      0.13     (0.28)
                                                      -------   -------    -------
 Total From Investment Operations                        0.21      0.53     (0.03)
                                                      -------   -------    -------
Distributions

 From Net Investment Income                            (0.20)    (0.40)     (0.25)
                                                      -------   -------    -------
Net Asset Value, End of Period                         $10.03    $10.02      $9.89
                                                      =======   =======    =======

TOTAL RETURN(4)                                         2.16%     5.52%    (0.33)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    1.12%(5)     1.12%   1.12%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           4.10%(5)     4.08%   3.68%(5)

Portfolio Turnover Rate                                  151%      323%    341%(6)

Net Assets, End of Period (in thousands)                  $27       $26        $25

(1) Six months ended September 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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47

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                  2007(1)       2007       2006       2005      2004      2003(2)    2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.48      $6.38      $6.42     $6.55     $6.13      $5.76    $6.18
                       -------    -------    -------   -------   -------    -------  -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.21       0.42       0.43      0.46      0.50       0.18     0.52

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.16)       0.10     (0.04)    (0.13)      0.42       0.37   (0.42)
                       -------    -------    -------   -------   -------    -------  -------
 Total From
 Investment
 Operations               0.05       0.52       0.39      0.33      0.92       0.55     0.10
                       -------    -------    -------   -------   -------    -------  -------
Distributions

 From Net
 Investment
 Income                 (0.21)     (0.42)     (0.43)    (0.46)    (0.50)     (0.18)   (0.52)
                       -------    -------    -------   -------   -------    -------  -------
Net Asset
Value, End of
Period                   $6.32      $6.48      $6.38     $6.42     $6.55      $6.13    $5.76
                       =======    =======    =======   =======   =======    =======  =======

TOTAL RETURN(3)          0.82%      8.54%      6.29%     5.17%    15.53%      9.61%    1.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             0.80%(4)(5)   0.79%(4)   0.81%(4)     0.88%     0.89%   0.88%(5)    0.90%

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       0.87%(5)      0.87%      0.87%     0.88%     0.89%   0.88%(5)    0.90%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             6.72%(4)(5)   6.69%(4)   6.74%(4)     7.04%     7.82%   7.22%(5)    8.37%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       6.65%(5)      6.61%      6.68%     7.04%     7.82%   7.22%(5)    8.37%

Portfolio
Turnover Rate              26%        45%        40%       64%       80%         9%      80%

Net Assets, End
of Period (in
thousands)             $53,139    $51,717    $42,650   $40,746   $54,074    $78,223  $50,287

(1) Six months ended September 30, 2007 (unaudited).

(2) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period. For the years before 2003, the fund's fiscal year end was
October 31.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

See Notes to Financial Statements.

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48

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                           2007(1)      2007       2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                                    $6.48     $6.38      $6.42      $6.43
                                          --------  --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                 0.22      0.44       0.44       0.30

 Net Realized and
 Unrealized Gain (Loss)                     (0.16)      0.10     (0.04)     (0.01)
                                          --------  --------   --------   --------
 Total From Investment
 Operations                                   0.06      0.54       0.40       0.29
                                          --------  --------   --------   --------
Distributions

 From Net Investment Income                 (0.22)    (0.44)     (0.44)     (0.30)
                                          --------  --------   --------   --------
Net Asset Value, End of Period               $6.32     $6.48      $6.38      $6.42
                                          ========  ========   ========   ========

TOTAL RETURN(3)                              0.92%     8.76%      6.50%      4.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     0.60%(4)(5)  0.59%(4)   0.61%(4)   0.68%(5)

Ratio of Operating Expenses to
Average Net Assets (Before Expense
Waiver)                                   0.67%(5)     0.67%      0.67%   0.68%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets           6.92%(4)(5)  6.89%(4)   6.94%(4)   4.37%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)                   6.85%(5)     6.81%      6.88%   4.37%(5)

Portfolio Turnover Rate                        26%       45%        40%     64%(6)

Net Assets, End of Period (in
thousands)                                 $22,098   $18,177     $9,387     $3,021

(1) Six months ended September 30, 2007 (unaudited).

(2) August 2, 2004 (commencement of sale) through March 31, 2005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

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49

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(2)       2007       2006       2005       2004       2003(3)   2002(4)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.48      $6.38      $6.42      $6.55      $6.13         $5.76     $6.22
                      --------   --------   --------   --------   --------      --------  --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.20       0.41       0.42       0.44       0.49          0.18      0.30

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.16)       0.10     (0.04)     (0.13)       0.42          0.37    (0.46)
                      --------   --------   --------   --------   --------      --------  --------
 Total From
 Investment
 Operations               0.04       0.51       0.38       0.31       0.91          0.55    (0.16)
                      --------   --------   --------   --------   --------      --------  --------
Distributions

 From Net
 Investment
 Income                 (0.20)     (0.41)     (0.42)     (0.44)     (0.49)        (0.18)    (0.30)
                      --------   --------   --------   --------   --------      --------  --------
Net Asset
Value, End
of Period                $6.32      $6.48      $6.38      $6.42      $6.55         $6.13     $5.76
                      ========   ========   ========   ========   ========      ========  ========

TOTAL RETURN(5)          0.70%      8.27%      6.02%      4.91%     15.35%         9.63%   (2.72)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.05%(6)(7)   1.04%(6)   1.06%(6)      1.13%   1.12%(8)   0.84%(7)(8)  1.15%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.12%(7)      1.12%      1.12%      1.13%      1.14%      1.13%(7)  1.15%(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             6.47%(6)(7)   6.44%(6)   6.49%(6)      6.79%   7.59%(8)   7.27%(7)(8)  7.63%(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       6.40%(7)      6.36%      6.43%      6.79%      7.57%      6.98%(7)  7.63%(7)

Portfolio
Turnover Rate              26%        45%        40%        64%        80%            9%    80%(9)

Net Assets, End
of Period (in
thousands)             $10,858       $900       $407       $385       $242            $1        $4

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2007 (unaudited).

(3) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period.

(4) March 8, 2002 (commencement of sale) through October 31, 2002.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(7) Annualized.

(8) During the period ended March 31, 2003 and the year ended March 31, 2004, the distributor voluntarily waived a portion of its distribution and service fees.

(9) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

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50

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006      2005      2004       2003(2)
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $6.48      $6.38      $6.42     $6.55     $6.13         $5.98
                       -------    -------    -------   -------   -------       -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.18       0.36       0.37      0.39      0.44          0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.16)       0.10     (0.04)    (0.13)      0.42          0.15
                       -------    -------    -------   -------   -------       -------
 Total From
 Investment
 Operations               0.02       0.46       0.33      0.26      0.86          0.22
                       -------    -------    -------   -------   -------       -------
Distributions

 From Net
 Investment
 Income                 (0.18)     (0.36)     (0.37)    (0.39)    (0.44)        (0.07)
                       -------    -------    -------   -------   -------       -------
Net Asset
Value, End
of Period                $6.32      $6.48      $6.38     $6.42     $6.55         $6.13
                       =======    =======    =======   =======   =======       =======

TOTAL RETURN(3)          0.32%      7.47%      5.23%     4.13%    14.38%         3.64%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.80%(4)(5)   1.79%(4)   1.81%(4)     1.88%     1.89%   1.86%(5)(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.87%(5)      1.87%      1.87%     1.88%     1.89%      1.88%(5)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             5.72%(4)(5)   5.69%(4)   5.74%(4)     6.04%     6.82%   7.27%(5)(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       5.65%(5)      5.61%      5.68%     6.04%     6.82%      7.25%(5)

Portfolio
Turnover Rate              26%        45%        40%       64%       80%         9%(7)

Net Assets, End
of Period (in
thousands)              $1,338     $1,358     $1,182    $1,105      $855           $57

(1) Six months ended September 30, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through March 31, 2003.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) During the period ended March 31, 2003, the distributor voluntarily waived a portion of its distribution and service fees.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period ended March 31, 2003.

See Notes to Financial Statements.

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51

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006      2005      2004    2003(2)   2002(3)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.48      $6.38      $6.42     $6.55     $6.13      $5.76     $6.32
                       -------    -------    -------   -------   -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.18       0.36       0.37      0.39      0.45       0.16      0.41

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.16)       0.10     (0.04)    (0.13)      0.42       0.37    (0.56)
                       -------    -------    -------   -------   -------    -------   -------
 Total From
 Investment
 Operations               0.02       0.46       0.33      0.26      0.87       0.53    (0.15)
                       -------    -------    -------   -------   -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.18)     (0.36)     (0.37)    (0.39)    (0.45)     (0.16)    (0.41)
                       -------    -------    -------   -------   -------    -------   -------
Net Asset
Value, End
of Period                $6.32      $6.48      $6.38     $6.42     $6.55      $6.13     $5.76
                       =======    =======    =======   =======   =======    =======   =======

TOTAL RETURN(4)          0.32%      7.46%      5.23%     4.13%    14.60%      9.28%   (2.49)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.80%(5)(6)   1.79%(5)   1.81%(5)     1.88%     1.72%   1.63%(6)  1.65%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.87%(6)      1.87%      1.87%     1.88%     1.72%   1.63%(6)  1.65%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             5.72%(5)(6)   5.69%(5)   5.74%(5)     6.04%     6.99%   6.48%(6)  7.78%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       5.65%(6)      5.61%      5.68%     6.04%     6.99%   6.48%(6)  7.78%(6)

Portfolio
Turnover Rate              26%        45%        40%       64%       80%         9%    80%(7)

Net Assets, End
of Period (in
thousands)              $1,892     $2,002     $1,823    $3,351    $3,590       $283       $31

(1) Six months ended September 30, 2007 (unaudited).

(2) November 1, 2002 through March 31, 2003. The fund's fiscal year was changed from October 31 to March 31, resulting in a five-month annual reporting period.

(3) December 10, 2001 (commencement of sale) through October 31, 2002.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

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52

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2007(1)      2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $6.48     $6.38      $6.51
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                            0.19      0.39       0.27

 Net Realized and Unrealized Gain (Loss)               (0.16)      0.10     (0.13)
                                                      -------   -------    -------
 Total From Investment Operations                        0.03      0.49       0.14
                                                      -------   -------    -------
Distributions
 From Net Investment Income                            (0.19)    (0.39)     (0.27)
                                                      -------   -------    -------
Net Asset Value, End of Period                          $6.32     $6.48      $6.38
                                                      =======   =======    =======

TOTAL RETURN(3)                                         0.57%     8.00%      2.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets(4)                                            1.30%(5)     1.29%   1.27%(5)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                              1.37%(5)     1.37%   1.37%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets(4)                                        6.22%(5)     6.19%   6.39%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)                   6.15%(5)     6.11%   6.29%(5)

Portfolio Turnover Rate                                   26%       45%     40%(6)

Net Assets, End of Period (in thousands)                  $28       $28        $26

(1) Six months ended September 30, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through March 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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53

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Investment Trust or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                 3,336,300,729
                        Withhold:               35,929,005
                        Abstain:                         0
                        Broker Non-Vote:                 0

John Freidenrich        For:                 3,337,319,127
                        Withhold:               34,910,607
                        Abstain:                         0
                        Broker Non-Vote:                 0

Ronald J. Gilson        For:                 3,337,806,752
                        Withhold:               34,422,982
                        Abstain:                         0
                        Broker Non-Vote:                 0

Kathryn A. Hall         For:                 3,337,653,997
                        Withhold:               34,575,737
                        Abstain:                         0
                        Broker Non-Vote:                 0

Peter F. Pervere        For:                 3,336,793,063
                        Withhold:               35,436,671
                        Abstain:                         0
                        Broker Non-Vote:                 0

Myron S. Scholes        For:                 3,335,709,158
                        Withhold:               36,520,576
                        Abstain:                         0
                        Broker Non-Vote:                 0

John B. Shoven          For:                 3,337,333,277
                        Withhold:               34,896,457
                        Abstain:                         0
                        Broker Non-Vote:                 0

Jeanne D. Wohlers       For:                 3,336,368,531
                        Withhold:               35,861,203
                        Abstain:                         0
                        Broker Non-Vote:                 0

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55

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the following funds:

                        Diversified Bond  High-Yield
For:                           1,627,739     492,484
Against:                          69,900           0
Abstain:                          61,086           0
Broker Non-Vote:                 407,534     347,478

------
55

APPROVAL OF MANAGEMENT AGREEMENTS
Diversified Bond and High-Yield

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Diversified Bon and High-Yield (the
"funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
56

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------
57

to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance information presented to the Directors showed that Diversified Bond's performance was above its benchmark for the one-year period and below the median for the three-year period. High-Yield's performance fell below the median for both the one- and three-year periods during the past year. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional

------
58

content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Diversified Bond was in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of High-Yield was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
59

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between Diversified Bond and the advisor is fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a one-year waiver by the advisor of a portion of the management fee on behalf of High-Yield. These changes were proposed by the
Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. The advisor accepted the principle of the fee waiver based on the fact that the lower fee will result in increased competitiveness of the fund within its peer group universe. The fee waiver, effective August 1, 2007, will result in a lowering of the management fee of the fund by 0.07 percentage points below the current management fee.
Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
60

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class, and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares; the total expense ratios of A Class, B Class, C Class, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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61

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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62

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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63

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

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64

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56802N

AMERICAN CENTURY INVESTMENTS
Semiannual Report                  September 30, 2007

Premium Money Market Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Premium
Money Market Fund for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

PREMIUM MONEY MARKET FUND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                2.69%
2-Year Note                                 3.25%
5-Year Note                                 3.60%
10-Year Note                                2.72%
30-Year Bond                                2.57%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield (corporate)                      0.65%
Credit (investment-grade corporate)         1.50%
Mortgage                                    2.16%
Broad Investment-Grade (multi-sector)       2.42%
Agency                                      3.04%
Treasury                                    3.38%
Inflation-Linked Securities                 3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE

Premium Money Market

Total Returns as of September 30, 2007
                                            Average Annual Returns
                                                     10       Since     Inception
               6 months(1)     1 year     5 years    years  Inception      Date

INVESTOR
CLASS            2.53%(2)     5.09%(2)     2.70%     3.64%    3.94%       4/1/93

90-DAY U.S.
TREASURY
BILL
INDEX             2.24%        4.73%       2.79%     3.55%    3.91%         --

LIPPER
MONEY
MARKET
INSTRUMENT
FUNDS
AVERAGE
RETURN(3)         2.26%        4.56%       2.24%     3.19%      --          --

Fund's Lipper
Ranking
among
Money
Market                                               19
Instrument                                           of
Funds(3)        25 of 348    25 of 334   22 of 294    188       --          --

Premium Money market acquired all of the net assets of American Century
Premium Capital Reserve Fund and the American Century Premium Government
Reserve Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium
Capital Reserve Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century had not voluntarily waived a portion of its management fees.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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3

PORTFOLIO COMMENTARY

Premium Money Market

Lead Portfolio Manager: Lynn Paschen

Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Premium Money Market returned 2.53%* for the six months ended September 30,
2007, outperforming the 2.26% average return of the 348 funds in Lipper Inc.'s
Money Market Funds category. The portfolio's six-month return ranked in the top 8% of the Lipper category, and its five- and 10-year returns ranked in the top 8% and 11%, respectively, of the Lipper group (see the previous page).

CREDIT CRUNCH PROMPTED FED RATE CUTS

For much of the reporting period, a lingering threat of inflation kept the
Federal Reserve (Fed) on hold, and the federal (fed) funds rate target at
5.25%. Despite increasing burdens on economic growth from the housing market slump and high energy prices, the Fed continued to view inflation as a bigger concern than recession. Money market rates declined slightly during this period of Fed inactivity. This was due to reduced Treasury bill issuance stemming from surprisingly strong federal tax receipts in April.

In late July, credit and liquidity concerns took hold of the financial markets. The bulk of the problems were confined to the bond market, but the panic eventually filtered through to the asset-backed segment of the money market. Many organizations regularly use asset-backed commercial paper. They issue this short-term debt to purchase higher-yielding, longer-term securities, such as those backed by credit card debt, student loans and mortgage loans. But what was unclear and worrisome to many investors was the extent of subprime mortgage exposure within these asset-backed and structured finance securities.

The mounting credit crisis sent investors fleeing to the safety of U.S.
Treasury securities. It also sent U.S. economic growth prospects tumbling. The
Fed took action, first cutting the discount rate in August and later, on
September 18, reducing the fed funds rate target to 4.75% as it cut the discount rate again. These represented the Fed's first rate cuts since June
25, 2003.

The yield on the benchmark three-month Treasury bill fell 123 basis points during the reporting period, from 5.04% to 3.81% (a basis point equals 0.01%).
The bulk of the decline occurred during the third quarter of 2007, when the yield dropped 100 basis points.

Portfolio Composition by Credit Rating

                % of fund investments    % of fund investments
                    as of 9/30/07            as of 3/31/07

A-1+                     67%                      71%
A-1                      33%                      29%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Portfolio Composition by Maturity

               % of fund investments   % of fund investments
                   as of 9/30/07           as of 3/31/07

1 - 30
days                    56%                     63%
31 - 90
days                    35%                     24%
91 - 180
days                    7%                      11%
More than
180 days                2%                       2%

*Total returns for periods less than one year are not annualized. Class returns would have been lower had management fees not been waived.

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4

Premium Money Market

PORTFOLIO STRATEGY

Premium Money Market's 7-day current yield ended the reporting period at
5.02%, up slightly from 4.99% on March 31, 2007.

Early in the period we extended the portfolio's average maturity to approximately 50 days to help lock in higher yields in a declining-yield environment. Then, with credit concerns mounting and the demand for Treasury bills skyrocketing, the portfolio's average maturity began drifting downward.
The heightened demand meant there were fewer bills available and, consequently, little opportunity to maintain a longer average maturity.

At the height of the credit meltdown, we reaffirmed our commitment to liquidity, focusing on the shortest-term, most-liquid securities. The portfolio held no securities exposed to the subprime market and no mortgage-related asset-backed commercial paper. Such securities do not meet the portfolio's stringent selection criteria. At the same time, the portfolio avoided any securities the team felt were at risk of losing liquidity due to the "contagion effect."

With a Fed rate cut imminent, we attempted to extend the portfolio's average maturity by purchasing longer-term CDs and commercial paper. Extending was not easy, though, as longer-term paper was in limited supply. The portfolio's average maturity ended the reporting period at 39 days.

OUTLOOK

Based on futures prices at the end of the reporting period, the bond market expected the Fed to cut the fed funds rate target at least one more time by the end of 2007. We agree with that market assessment. We also believe the Fed still faces a major challenge in shoring up confidence in the financial markets without igniting inflation or re-inflating the speculative bubbles that developed in the credit, real estate and leveraged-buyout markets. Going forward we think the Fed will proceed cautiously in cutting rates, to further assess economic conditions and the impact of September's unexpectedly large rate cut.

Yields and Weighted Average Maturity

                                    9/30/07

7-Day Current Yield*                 5.02%
7-Day Effective Yield*               5.14%

                               9/30/07   3/31/07

Weighted Average Maturity      39 days   38 days

*The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
6

                                                         Expenses
                                                           Paid
                              Beginning      Ending       During
                               Account       Account     Period(1)  Annualized
                                Value         Value      4/1/07 -     Expense
                                4/1/07       9/30/07      9/30/07    Ratio(1)

Actual (after waiver)(2)        $1,000      $1,025.30      $2.13       0.42%

Actual (before waiver)          $1,000    $1,025.30(3)     $2.38       0.47%

Hypothetical
(after waiver)(2)               $1,000      $1,022.90      $2.12       0.42%

Hypothetical
(before waiver)                 $1,000      $1,022.65      $2.38       0.47%

(1) Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended September 30, 2007, the fund received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
7

SCHEDULE OF INVESTMENTS

Premium Money Market

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Commercial Paper(1) -- 53.5%

   $ 1,230,000  Allied Irish Banks N.A., 5.38%, 10/17/07
                (Acquired 8/21/07, Cost $1,219,522)(2)                 $ 1,227,059
     1,900,000  Allied Irish Banks N.A., 5.26%, 11/16/07
                (Acquired 7/27/07, Cost $1,869,769)(2)                   1,887,242
    15,000,000  Allied Irish Banks N.A., 5.29%, 3/12/08
                (Acquired 9/12/07, Cost $14,603,625)(2)                 14,641,060
     6,958,000  American Family Financial Services, 5.25%,
                10/5/07                                                  6,953,941
     5,000,000  American Family Financial Services, 5.24%,
                10/19/07                                                 4,986,900
     6,000,000  American Family Financial Services, 5.24%,
                11/8/07                                                  5,966,813
     5,000,000  American Family Financial Services, 5.26%,
                11/26/07                                                 4,959,089
    10,000,000  American Family Financial Services, 5.46%,
                12/17/07                                                 9,883,217
    10,200,000  Amstel Funding Corp., 5.20%, 11/21/07 (Acquired
                6/4/07, Cost $9,949,533)(2)                             10,124,860
    11,000,000  Amsterdam Funding Corp., 6.15%, 10/1/07
                (Acquired 8/24/07, Cost $10,928,592)(2)                 11,000,000
     2,075,000  Bank of America Corp., 5.26%, 11/20/07                   2,059,855
    15,000,000  Canadian Imperial Holdings, 5.53%, 12/3/07              14,854,837
    28,000,000  Cedar Springs Capital Co., 5.75%, 10/1/07
                (Acquired 9/28/07, Cost $27,986,583)(2)                 28,000,000
     1,211,000  Cedar Springs Capital Co., 5.26%, 10/11/07
                (Acquired 7/13/07, Cost $1,195,075)(2)                   1,209,231
     3,400,000  Cedar Springs Capital Co., 5.29%, 10/17/07
                (Acquired 7/30/07, Cost $3,360,531)(2)                   3,392,006
    20,000,000  Citibank Credit Card Issuance Trust, Series 2007
                A3, 6.42%, 10/1/07 (Acquired 9/7/07, Cost
                $19,914,400)(2)                                         20,000,000
    10,036,000  Cobbler Funding Ltd./Cobbler Funding LLC, 5.21%,
                10/22/07 (Acquired 5/4/07-5/22/07, Cost
                $9,798,995)(2)                                          10,005,499
     5,000,000  Cobbler Funding Ltd./Cobbler Funding LLC, 5.23%,
                12/17/07 (Acquired 7/19/07, Cost $4,890,315)(2)          4,944,068
     3,000,000  Cobbler Funding Ltd./Cobbler Funding LLC, 5.21%,
                1/23/08 (Acquired 6/12/07, Cost $2,903,181)(2)           2,950,505

Principal Amount                                                             Value

   $15,000,000  CRC Funding LLC, 5.10%, 10/1/07 (Acquired
                9/21/07, Cost $14,978,750)(2)                         $ 15,000,000
    20,000,000  Crown Point Capital Co., 5.28%, 10/25/07
                (Acquired 8/2/07, Cost $19,753,600)(2)                  19,929,600
    10,000,000  Crown Point Capital Co., 5.90%, 2/5/08 (Acquired
                9/14/07, Cost $9,764,000)(2)                             9,791,861
     1,000,000  Danske Corp., 5.22%, 10/12/07 (Acquired 6/5/07,
                Cost $981,295)(2)                                          998,405
     8,000,000  Danske Corp., 5.23%, 11/19/07 (Acquired 6/22/07,
                Cost $7,825,833)(2)                                      7,943,105
    10,000,000  Depfa Bank plc, 5.25%, 10/24/07 (Acquired
                7/20/07, Cost $9,860,000)(2)                             9,966,458
       800,000  Depfa Bank plc, 5.25%, 11/13/07 (Acquired
                6/22/07, Cost $783,216)(2)                                 794,989
     8,000,000  Emerald Notes of the BA Credit Card Trust,
                5.26%, 10/17/07 (Acquired 7/17/07, Cost
                $7,892,462)(2)                                           7,981,298
     5,000,000  Emerald Notes of the BA Credit Card Trust,
                5.28%, 11/1/07 (Acquired 8/1/07, Cost
                $4,932,533)(2)                                           4,977,266
     4,500,000  Govco Incorporated, 5.10%, 10/1/07 (Acquired
                9/28/07, Cost $4,498,088)(2)                             4,500,000
    13,000,000  Govco Incorporated, 5.31%, 11/7/07 (Acquired
                8/8/07, Cost $12,825,508)(2)                            12,929,053
    20,000,000  HBOS Treasury Services plc, 5.17%, 11/13/07             19,876,613
    11,800,000  ING (U.S.) Funding LLC, 5.44%, 1/8/08                   11,623,472
    15,000,000  Legacy Capital LLC, 6.30%, 10/19/07 (Acquired
                9/5/07, Cost $14,884,500)(2)                            14,952,750
     1,693,000  Legacy Capital LLC, 5.34%, 11/7/07 (Acquired
                8/8/07, Cost $1,670,147)(2)                              1,683,708
    14,003,000  Legacy Capital LLC, 5.20%, 1/7/08 (Acquired
                7/10/07, Cost $13,636,899)(2)                           13,804,780
    13,000,000  Lexington Parker Capital, 6.40%, 10/2/07
                (Acquired 9/7/07, Cost $12,942,222)(2)                  12,997,689
    18,000,000  Lexington Parker Capital, 5.30%, 11/6/07
                (Acquired 8/6/07, Cost $17,756,200)(2)                  17,904,600

------
8

Premium Money Market

Principal Amount                                                             Value

   $ 1,350,000  Lexington Parker Capital, 5.40%, 1/14/08
                (Acquired 9/26/07, Cost $1,327,725)(2)                 $ 1,328,738
    25,000,000  Morgan Stanley, 5.65%, 12/6/07                          24,741,042
    15,000,000  Paradigm Funding LLC, 5.24%, 12/3/07 (Acquired
                8/2/07, Cost $14,731,450)(2)                            14,862,450
     7,000,000  Ranger Funding Co. LLC, 5.60%, 10/15/07
                (Acquired 9/17/07, Cost $6,969,511)(2)                   6,984,756
     3,713,000  Ranger Funding Co. LLC, 5.12%, 10/22/07
                (Acquired 9/20/07, Cost $3,696,102)(2)                   3,701,910
    21,542,000  Ranger Funding Co. LLC, 5.84%, 10/24/07
                (Acquired 8/20/07-9/5/07, Cost $21,319,228)(2)          21,461,633
     2,600,000  Societe Generale, 5.22%, 11/5/07                         2,586,805
     4,400,000  Societe Generale, 5.23%, 11/13/07                        4,372,513
     5,000,000  Toronto Dominion Holdings, 5.70%, 11/8/07
                (Acquired 9/4/07, Cost $4,948,587)(2)                    4,969,943
    10,000,000  Toronto Dominion Holdings, 5.16%, 2/11/08
                (Acquired 8/8/07, Cost $9,733,400)(2)                    9,809,366
     5,200,000  Triple A One Funding Corp., 6.35%, 10/9/07
                (Acquired 9/11/07, Cost $5,174,318)(2)                   5,192,662
    25,000,000  Triple A One Funding Corp., 6.30%, 11/13/07
                (Acquired 9/4/07, Cost $24,693,750)(2)                  24,811,875
     4,400,000  UBS Finance LLC, 5.25%, 10/10/07                         4,394,225
    11,900,000  UBS Finance LLC, 5.40%, 10/22/07                        11,862,515
     6,000,000  Variable Funding Capital Corp. LLC, 5.90%,
                11/21/07 (Acquired 8/23/07, Cost $5,911,500)(2)          5,949,850
     1,000,000  Westpac Banking Corp., 5.25%, 11/9/07 (Acquired
                7/30/07, Cost $985,125)(2)                                 994,312
     1,000,000  Westpac Securities NZ Ltd., 5.23%, 10/18/07
                (Acquired 6/19/07, Cost $982,421)(2)                       997,531
     1,300,000  Westpac Securities NZ Ltd., 5.50%, 10/23/07
                (Acquired 8/20/07, Cost $1,287,289)(2)                   1,295,631
     6,900,000  Westpac Securities NZ Ltd., 5.50%, 11/8/07
                (Acquired 8/13/07, Cost $6,808,288)(2)                   6,859,942
     1,800,000  Westpac Securities NZ Ltd., 5.20%, 11/26/07
                (Acquired 6/1/07, Cost $1,753,720)(2)                    1,785,440

Principal Amount                                                             Value

   $ 6,500,000  Westpac Securities NZ Ltd., 5.45%, 11/30/07
                (Acquired 8/20/07, Cost $6,399,629)(2)                 $ 6,440,958
    14,000,000  Westpac Securities NZ Ltd., 5.28%, 12/12/07
                (Acquired 7/12/07-8/27/07, Cost $13,713,806)(2)         13,852,260
    20,000,000  Windmill Funding Corp., 5.25%, 10/2/07 (Acquired
                7/5/07, Cost $19,740,417)(2)                            19,997,084
    25,000,000  Yorktown Capital LLC, 5.13%, 12/3/07 (Acquired
                9/24/07, Cost $24,750,625)(2)                           24,775,563
                                                                     -------------
TOTAL COMMERCIAL PAPER                                                 570,730,833
                                                                     -------------

Municipal Securities -- 20.6%

     4,945,000  Association of Bay Area Governments Finance
                Auth. for Nonprofit Corps. Rev., Series 2007 B,
                (Casa De Las Campanas, Inc.), VRDN, 6.50%,
                10/4/07 (RADIAN) (SBBPA: KBC Bank N.V.)                  4,945,000
       560,000  Board of Trustees of Morgan County Memorial
                Hospital Rev., (Johnson County), VRDN, 5.30%,
                10/4/07 (LOC: Fifth Third Bank)                            560,000
     1,500,000  Calexico Unified School District COP,
                (Refinancing Project), VRDN, 5.16%, 10/4/07
                (XLCA) (SBBPA: Wachovia Bank N.A.)                       1,500,000
     1,260,000  California Infrastructure & Economic Development
                Bank Rev., Series 2000 B, (Metrotile
                Manufacturing), VRDN, 5.22%, 10/4/07 (LOC:
                Comerica Bank)                                           1,260,000
       300,000  California Statewide Communities Development
                Auth. Rev., (Industrial Improvements), VRDN,
                5.40%, 10/4/07 (LOC: Bank of the West)                     300,000
    16,000,000  Catholic Health Initiatives Rev., Series 2007 B,
                5.38%, 11/6/07                                          16,000,000
     2,160,000  City of Houston Higher Education Finance Corp.
                Housing Rev., Series 2003 C, (Tierwester Oaks &
                Richfield Manor), VRDN, 5.82%, 10/1/07 (LOC:
                Bank of New York)                                        2,160,000
     1,570,000  City of Salinas Economic Development Rev.,
                Series 2007 B, (Monterey County Public
                Building), VRDN, 5.16%, 10/4/07 (LOC: Bank of
                New York)                                                1,570,000

------
9

Premium Money Market

Principal Amount                                                             Value

   $ 1,040,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2007 B, (Monaco LLC),
                VRDN, 5.22%, 10/3/07 (LOC: JPMorgan Chase Bank)        $ 1,040,000
       380,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Corey
                Building), VRDN, 5.22%, 10/4/07 (LOC: Wells
                Fargo Bank N.A.)                                           380,000
       655,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Taxable POPIEL
                Properties), VRDN, 5.20%, 10/4/07 (LOC: Guaranty
                Bank & Trust and Wells Fargo Bank N.A.)                    655,000
     1,425,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2005 B, (Closet
                Factory), VRDN, 5.22%, 10/4/07 (LOC: Colorado
                Business Bank and Bank of New York)                      1,425,000
     1,000,000  Columbus Development Auth. Rev., (CEDC/ICFORM
                Inc.), VRDN, 5.23%, 10/4/07 (LOC: Columbus Bank
                & Trust)                                                 1,000,000
     2,000,000  Columbus Development Auth. Rev., (Columbus Park
                East), VRDN, 5.18%, 10/4/07 (LOC: Columbus Bank
                & Trust)                                                 2,000,000
     1,350,000  Columbus Development Auth. Rev., Series 2005 B,
                (Foundation Properties, Inc., Student Housing),
                VRDN, 5.19%, 10/4/07 (LOC: Columbus Bank & Trust)        1,350,000
     3,055,000  Columbus Development Auth. Rev., VRDN, 5.18%,
                10/4/07 (LOC: Columbus Bank & Trust)                     3,055,000
     5,000,000  Cook County GO, Series 2005 D, (Public
                Improvements), VRDN, 5.17%, 10/3/07 (SBBPA:
                Depfa Bank plc)                                          5,000,000
     5,105,000  Cook County Industrial Development Rev., Series
                1999 B, (Devorahco LLC), VRDN, 5.17%, 10/4/07
                (LOC: LaSalle Bank N.A.)                                 5,105,000
       630,000  Crawford Education Facilities Corp. Rev., Series
                2004 B, (Refunding Taxable University Package),
                VRDN, 5.22%, 10/4/07 (LOC: BNP Paribas)                    630,000
     4,700,000  Fairfield Rev., Series 2005 A2, VRDN, 5.13%,
                10/4/07 (LOC: Landesbank Hessen-Thuringen
                Girozentrale)                                            4,700,000

Principal Amount                                                             Value

   $12,500,000  Florida Housing Finance Corp. Multifamily
                Mortgage Rev., Series 2007 G2, (Northbridge
                Apartments), VRDN, 5.25%, 10/3/07 (LOC: Keybank
                N.A.)                                                 $ 12,500,000
     8,000,000  Florida Hurricane Catastrophe Fund Financing
                Corp. Rev., Series 2006 B, VRDN, 5.96%,
                10/15/07, resets monthly off the 1-month LIBOR
                plus 0.02% with no caps                                  8,000,000
       400,000  Greenville Memorial Auditorium District COP,
                Series 1996 C, (BI-LO Center), VRDN, 5.23%,
                10/3/07 (LOC: Bank of America N.A)                         400,000
     5,000,000  Groton City GO, Series 2007 B, 6.00%, 10/10/07           5,000,717
    10,000,000  Kansas City Financing Commission Tax Increment
                Rev., Series 2006 B, (Briarcliff West), VRDN,
                5.14%, 10/4/07 (LOC: Marshall & Isley Bank)             10,000,000
     6,090,000  Kansas City Tax Increment Rev., Series 2003 B,
                (Chouteau Development Company LLC), VRDN, 5.13%,
                10/4/07 (MBIA) (SBBPA: JPMorgan Chase Bank)              6,090,000
     8,100,000  Lower Colorado River Auth. Rev., 5.37%, 11/1/07          8,100,000
     7,500,000  Mississippi Business Finance Corp. Rev., Series
                2005, (Future Pipe Industries, Inc.), VRDN,
                5.13%, 10/4/07 (LOC: Mashreqbank and Bank of New
                York)                                                    7,500,000
     3,000,000  Mississippi Business Finance Corp. Rev., Series
                2006 R-1, (Aurora Flight Sciences Corporation),
                VRDN, 5.13%, 10/4/07 (LOC: FHLB)                         3,000,000
     8,000,000  Mississippi Business Finance Corp. Rev., Series
                2006 R1, (Brown Bottling Group, Inc.), VRDN,
                5.13%, 10/4/07 (LOC: FHLB)                               8,000,000
     2,845,000  Mobile Airport Auth. Rev., VRDN, 5.15%, 10/4/07
                (LOC: Regions Bank)                                      2,845,000
    12,870,000  Mobile Medical Clinic Board Rev., (Springhill
                Medical Complex, Inc.), VRDN, 5.13%, 10/4/07
                (LOC: Regions Bank)                                     12,870,000
     7,345,000  Montebello COP, VRDN, 5.17%, 10/3/07 (LOC: Union
                Bank of California N.A. and California State
                Teacher's Retirement System)                             7,345,000

------
10

Premium Money Market

Principal Amount                                                             Value

     $ 280,000  Nebraska Investment Finance Auth. Multifamily
                Rev., Series 2001 B, (Riverbend Apartments),
                VRDN, 5.25%, 10/4/07 (LOC: LaSalle Bank N.A.)            $ 280,000
     1,350,000  New Jersey Economic Development Auth. Rev.,
                Series 2006 B, (Accurate Box Co., Inc.), VRDN,
                5.20%, 12/3/07 (LOC: Sun Bank N.A. and Wells
                Fargo Bank N.A.)                                         1,350,000
     4,660,000  New Orleans Rev., VRDN, 5.38%, 10/4/07 (Ambac)
                (SBBPA: JPMorgan Chase Bank)                             4,660,000
     3,000,000  Ogden City Redevelopment Ageny Rev., Series 2005
                C1, VRDN, 5.26%, 10/2/07 (LOC: Bank of New York)         3,000,000
     1,220,000  Ontario County Industrial Development Agency
                Rev., Series 2005 B, (Friends of the Finger
                Lakes Performing Arts Center, Inc. Civic
                Facility), VRDN, 6.20%, 10/1/07 (LOC: RBS
                Citizens Bank N.A.)                                      1,220,000
       315,000  Ontario County Industrial Development Agency
                Rev., Series 2006 B, (CHF - Finger Lakes, LLC
                Civic Facility), VRDN, 5.18%, 10/4/07 (LOC: RBS
                Citizens Bank N.A.)                                        315,000
     1,500,000  Oregon Facilities Auth. Rev., Series 2002-1,
                (Hazelden Springbrook), VRDN, 5.30%, 10/4/07
                (LOC: Allied Irish Bank plc)                             1,500,000
     2,000,000  Osceola County Housing Finance Auth. Rev.,
                Series 2002 B, (Regatta Bay Apartments), VRDN,
                5.23%, 10/3/07 (LOC: FNMA)                               2,000,000
       500,000  Pasadena COP, (Los Robles Avenue Parking
                Facilities), VRDN, 5.13%, 10/2/07 (LOC: Bank of
                New York and California State Teacher's
                Retirement System)                                         500,000
    10,000,000  Pennsylvania Housing Finance Agency Single
                Family Mortgage Rev., Series 2007-97D, VRDN,
                5.13%, 10/3/07 (SBBPA: Dexia Credit Local)              10,000,000
    11,505,000  Phenix City Water and Sewer Rev. Warrants,
                Series 2004 B, VRDN, 5.16%, 10/4/07 (XLCA)              11,505,000
     3,510,000  Putnam Hospital Center Rev., VRDN, 5.33%,
                10/3/07 (LOC: JPMorgan Chase Bank)                       3,510,000

Principal Amount                                                             Value

   $ 3,700,000  Southeast Alabama Gas District Rev., (Lateral
                Project), VRDN, 5.13%, 10/4/07 (Ambac) (SBBPA:
                AmSouth Bank of Alabama) (Acquired 2/21/06, Cost
                $3,700,000)(2)                                         $ 3,700,000
    10,860,000  Southeast Alabama Gas District Rev., VRDN,
                5.15%, 10/4/07 (XLCA) (SBBPA: Southtrust Bank
                N.A.)                                                   10,860,000
     2,500,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 5.23%, 10/4/07
                (LOC: Bank of New York)                                  2,500,000
     2,395,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 5.23%, 10/4/07
                (LOC: JPMorgan Chase Bank)                               2,395,000
     2,250,000  Vermont Economic Development Auth. Rev., Series
                2006 D, (Wake Robin Corp.), VRDN, 5.15%, 10/4/07
                (LOC: Lloyds TSB Bank plc)                               2,250,000
     1,880,000  Washington Economic Development Finance Auth.
                Rev., Series 2006 G, (Wesmar Company, Inc.),
                VRDN, 5.16%, 10/3/07 (LOC: U.S. Bank N.A.)               1,880,000
     7,835,000  Washington Economic Development Finance Auth.
                Rev., Series 2007 B, (Delta Marine Industries,
                Inc.), VRDN, 5.18%, 10/4/07 (LOC: KeyBank, N.A.)         7,835,000
     2,500,000  West Covina Public Financing Auth. Tax
                Allocation Rev., Series 1999, (Redevelopment
                Agency & Sub-Lien), VRDN, 5.20%, 10/4/07 (LOC:
                Allied Irish Bank plc)                                   2,500,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             220,045,717
                                                                    --------------

Corporate Bonds -- 18.2%

    12,000,000  Astin Redevelopment L.P., VRN, 5.13%, 10/4/07           12,000,000
    20,000,000  Berkshire Hathaway Finance Corp., VRN, 5.41%,
                10/11/07, resets quarterly off the 3-month LIBOR
                plus 0.05% with no caps                                 20,005,436
    10,000,000  Berkshire Hathaway Finance Corp., VRN, 5.59%,
                11/16/07, resets quarterly off the 3-month
                T-Bill plus 0.06% with no caps                          10,000,865
     3,000,000  Castleton United Methodist Church Inc., VRN,
                5.23%, 10/3/07 (LOC: U.S. Bank, N.A.)                    3,000,000

------
11

Premium Money Market

Principal Amount                                                             Value

   $ 3,485,000  Christopher Place Inc., VRN, 5.23%, 10/4/07
                (LOC: Fifth Third Bank)                                $ 3,485,000
     2,315,000  Coastal Area Stores Inc./Tattnall Foods Inc.,
                VRN, 5.18%, 10/4/07 (LOC: Columbus Bank & Trust)         2,315,000
     3,320,000  CPR Investments LLC, VRN, 5.18%, 10/4/07                 3,320,000
     4,465,000  Crosspoint Community Church, VRN, 5.18%,
                10/4/07, resets monthly off the 1-month LIBOR
                plus 0.10% with no caps (LOC: AmSouth Bank)              4,465,000
    16,750,000  Cunat Sheffield Heights LLC, VRN, 5.15%, 10/4/07        16,750,000
     6,135,000  Delos LLC, VRN, 5.18%, 10/4/07 (LOC: Fifth Third
                Bank)                                                    6,135,000
     4,000,000  First Baptist Church of Opelika, VRN, 5.13%,
                10/4/07 (LOC: FHLB)                                      4,000,000
     1,835,000  Gastroenterology Associates LLC, VRN, 5.15%,
                10/4/07 (Acquired 7/16/07, Cost $1,835,000)(2)           1,835,000
     2,070,000  Grace Community Church of Amarillo, VRN, 5.13%,
                10/4/07 (LOC: Wells Fargo Bank N.A.)                     2,070,000
     4,205,000  Green Island Country Club Inc., VRN, 5.18%,
                10/4/07 (LOC: Columbus Bank & Trust)                     4,205,000
       375,000  Lakeshore Crossing Apartments, Ltd., VRN, 5.28%,
                10/4/07 (LOC: Wachovia Bank, N.A.)                         375,000
     5,600,000  Lee Group Inc./County Materials Inc./Lees
                Aggregate & Trucking Inc., VRN, 5.24%, 10/4/07
                (LOC: FHLB)                                              5,600,000
    10,000,000  MBIA Global Funding LLC, VRN, 4.25%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.33%
                with no caps (Acquired 4/11/07, Cost
                $10,000,000)(2)                                         10,000,000
    10,000,000  MBIA Global Funding LLC, VRN, 4.63%, 1/22/08,
                resets quarterly off the 3-month T-Bill plus
                0.33% with no caps (Acquired 8/30/07, Cost
                $10,000,000)(2)                                         10,000,000
     2,400,000  Multimetco Inc., VRN, 5.20%, 10/4/07, resets
                monthly off the 1-month LIBOR plus 0.10% with no
                caps (LOC: AmSouth Bank)                                 2,400,000

Principal Amount                                                             Value

   $ 7,000,000  Natixis, VRN, 4.91%, 10/1/07, resets daily off the Federal Funds Target Rate plus 0.16% with no
                caps                                                   $ 7,000,000
     1,300,000  Royal Bank of Canada (New York), VRN, 5.07%,
                10/31/07, resets monthly off the 1-month T-Bill
                minus 0.06% with no caps                                 1,299,267
     6,000,000  Rupert E. Phillips, VRN, 5.13%, 10/4/07 (LOC:
                FHLB)                                                    6,000,000
     7,500,000  Salvation Army, Series 2003 A, VRN, 5.13%,
                10/4/07 (LOC: Bank of New York)                          7,500,000
     2,000,000  Salvation Army, Series 2004 A, VRN, 5.13%,
                10/4/07 (LOC: Bank of New York)                          2,000,000
     2,400,000  Santa Rosa Property Holding LLC, VRN, 5.18%,
                10/4/07                                                  2,400,000
     3,710,000  Six Ten Properties LLC, VRN, 5.18%, 10/4/07
                (LOC: Columbus Bank & Trust)                             3,710,000
     3,300,000  St. James United Methodist Church, VRN, 5.15%,
                10/4/07 (LOC: Regions Bank)                              3,300,000
     1,705,000  St. Mary's Congregation, VRN, 5.28%, 10/4/07
                (LOC: Marshall & Isley Bank)                             1,705,000
     9,000,000  Toyota Motor Credit Corp., 5.32%, 6/2/08                 9,000,000
     5,000,000  Toyota Motor Credit Corp., VRN, 4.24%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.32%
                with no caps                                             5,000,000
     5,000,000  Toyota Motor Credit Corp., VRN, 4.24%, 10/2/07,
                resets weekly off the 3-month T-Bill plus 0.32%
                with no caps                                             5,000,000
     9,000,000  Travelers Insurance Co. Group, VRN, 5.41%,
                11/2/07, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps (Acquired 8/7/03, Cost
                $9,000,000)(2)                                           9,000,000
    10,000,000  UBS AG, 5.40%, 11/28/07                                 10,000,000
                                                                    --------------
TOTAL CORPORATE BONDS                                                  194,875,568
                                                                    --------------

Certificates Of Deposit -- 11.0%

    10,000,000  ABN AMRO Bank N.V., 5.35%, 1/16/08                      10,000,000
    20,000,000  Barclays Bank plc (New York), 5.33%, 12/7/07            20,000,000
    10,000,000  Barclays Bank plc (New York), 5.35%, 12/17/07           10,000,000
    10,000,000  Branch Banking & Trust Co., 5.35%, 4/23/08              10,000,000

------
12

Premium Money Market

Principal Amount                                                             Value

   $15,000,000  Canadian Imperial Bank of Commerce (New York),
                5.375%, 10/26/07                                      $ 14,998,649
    15,000,000  Citibank N.A., 5.36%, 11/9/07                           15,000,000
    10,000,000  Citibank N.A., 5.48%, 11/29/07                          10,000,000
    10,000,000  Comerica Bank, 5.41%, 11/26/07                          10,000,360

Principal Amount                                                             Value

   $ 2,000,000  Natixis (New York), 5.24%, 5/2/08                      $ 1,997,562
    15,000,000  Toronto Dominion Bank (New York), 5.70%, 10/12/07       15,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                          116,996,571
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 103.3%                                1,102,648,689
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (3.3)%                                (35,413,835)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,067,234,854
                                                                    ==============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

XLCA = XL Capital Ltd.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was $476,143,996, which represented 44.6 % of total net assets. Restricted securities considered illiquid represent 0.8% of total net assets.

See Notes to Financial Statements.

------
13

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (amortized cost and cost for
federal income tax purposes)                                        $1,102,648,689

Cash                                                                     8,030,948

Interest receivable                                                      5,361,544

Prepaid portfolio insurance                                                 51,347
                                                                    --------------
                                                                     1,116,092,528
                                                                    --------------

LIABILITIES

Payable for capital shares redeemed                                     47,619,691

Accrued management fees                                                    385,853

Dividends payable                                                          852,130
                                                                    --------------
                                                                        48,857,674
                                                                    --------------

NET ASSETS                                                          $1,067,234,854
                                                                    ==============

INVESTOR CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                  1,067,256,804
                                                                    ==============

NET ASSET VALUE PER SHARE                                                    $1.00
                                                                    ==============

NET ASSETS CONSIST OF:

Capital paid in                                                     $1,067,250,620

Accumulated net realized loss on investment transactions                  (15,766)
                                                                    --------------
                                                                    $1,067,234,854
                                                                    ==============

See Notes to Financial Statements.

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14

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $27,743,574
                                                                      ------------

EXPENSES:

Management fees                                                          2,301,745

Trustees' fees and expenses                                                 23,624

Portfolio insurance and other expenses                                      82,696
                                                                      ------------
                                                                         2,408,065

Amount waived                                                            (271,567)
                                                                      ------------
                                                                         2,136,498
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                            25,607,076
                                                                      ------------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       (10,960)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $25,596,116
                                                                      ============

See Notes to Financial Statements.

------
15

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MARCH 31, 2007

Increase (Decrease) in Net Assets                 Sept. 30, 2007   March 31, 2007

OPERATIONS

Net investment income (loss)                         $ 25,607,076      $39,550,030

Net realized gain (loss)                                 (10,960)              164
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                        25,596,116       39,550,194
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                           (25,607,076)     (39,550,030)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                             620,340,625      913,300,007

Proceeds from reinvestment of distributions            19,907,157       31,468,928

Payments for shares redeemed                        (490,780,378)    (668,240,175)
                                                   --------------   --------------
Net increase (decrease) in net assets
from capital share transactions                       149,467,404      276,528,760
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                 149,456,444      276,528,924

NET ASSETS

Beginning of period                                   917,778,410      641,249,486
                                                   --------------   --------------
End of period                                      $1,067,234,854     $917,778,410
                                                   ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                  620,340,625      913,300,007

Issued in reinvestment of distributions                19,907,157       31,468,928

Redeemed                                            (490,780,378)    (668,240,175)
                                                   --------------   --------------
Net increase (decrease) in
shares of the fund                                    149,467,404      276,528,760
                                                   ==============   ==============

See Notes to Financial Statements.

------
16

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.
The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. From August 1, 2006 to July 31, 2007, the investment advisor voluntarily agreed to waive 0.071% of its management fee. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.020% of its management fee. This fee waiver may be revised or terminated any time without notice. The effective annual management fee before waiver for the fund for the six months ended September
30, 2007 was 0.45%. The effective annual management fee after waiver for the fund for the six months ended September 30, 2007, was 0.40%.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the six months ended
September 30, 2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(4,495), which may be used to offset future taxable realized gains. Capital loss carryovers of $(446),
$(885) and $(3,164) expire in 2013, 2014 and 2015, respectively.

Capital loss deferrals of $(311) represent net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

4. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS

Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                 2007(1)       2007       2006       2005       2004       2003

PER-SHARE DATA

Net Asset
Value,
Beginning
of Period             $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                   --------   --------   --------   --------   --------   --------

Income From Investment Operations

Net
Investment
Income
(Loss)                 0.03       0.05       0.03       0.01       0.01       0.01
                   --------   --------   --------   --------   --------   --------

Distributions

From Net
Investment
Income               (0.03)     (0.05)     (0.03)     (0.01)     (0.01)     (0.01)
                   --------   --------   --------   --------   --------   --------

Net Asset
Value, End
of Period             $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                   ========   ========   ========   ========   ========   ========

TOTAL
RETURN(2)             2.53%      4.98%      3.41%      1.33%      0.74%      1.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets      0.42%(3)(4)   0.41%(3)   0.45%(3)      0.48%      0.47%      0.47%

Ratio of
Operating
Expenses
to Average
Net Assets
(Before
Expense
Waiver)            0.47%(4)      0.47%      0.47%      0.48%      0.47%      0.47%

Ratio of
Net
Investment
Income
(Loss) to
Average
Net Assets      5.01%(3)(4)   4.89%(3)   3.41%(3)      1.31%      0.73%      1.32%

Ratio of
Net
Investment
Income
(Loss) to
Average
Net Assets
(Before
Expense
Waiver)            4.96%(4)      4.83%      3.39%      1.31%      0.73%      1.32%

Net
Assets,
End of
Period (in
thousands)       $1,067,235   $917,778   $641,249   $472,954   $479,341   $560,991

(1) Six months ended September 30, 2007 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
19

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Investment Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                3,336,300,729
                        Withhold:              35,929,005
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                3,337,319,127
                        Withhold:              34,910,607
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                3,337,806,752
                        Withhold:              34,422,982
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                3,337,653,997
                        Withhold:              34,575,737
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                3,336,793,063
                        Withhold:              35,436,671
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                3,335,709,158
                        Withhold:              36,520,576
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                3,337,333,277
                        Withhold:              34,896,457
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                3,336,368,531
                        Withhold:              35,861,203
                        Abstain:                        0
                        Broker Non-Vote:                0

------
20

APPROVAL OF MANAGEMENT AGREEMENT

Premium Money Market

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Premium Money Market (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
21

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
22

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
23

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was slightly below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------
24

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee. These changes were proposed by the
Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. The advisor accepted the principle of the fee waiver based on the fact that the lower fee will result in increased competitiveness of the fund within its peer group universe. The fee waiver, effective August 1, 2007, will result in a lowering of the management fee of the fund by 0.02 percentage points below the current management fee.
Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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25

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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27

NOTES

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28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56803N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               September 30, 2007

[photo of fall]

Inflation Protection Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Inflation
Protection Bond Fund for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

INFLATION PROTECTION BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                2.69%
2-Year Note                                 3.25%
5-Year Note                                 3.60%
10-Year Note                                2.72%
30-Year Bond                                2.57%

CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                      0.65%
Credit (investment-grade corporate)         1.50%
Mortgage                                    2.16%
Broad Investment-Grade (multi-sector)       2.42%
Agency                                      3.04%
Treasury                                    3.38%
Inflation-Linked Securities                 3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Inflation Protection Bond

Total Returns as of September 30, 2007
                                                       Average Annual
                                                           Returns
                                                            Since       Inception
                                  6 months(1)  1 year     Inception        Date

INVESTOR CLASS                       3.44%     4.21%        2.44%        5/31/05

CITIGROUP US INFLATION-LINKED
SECURITIES INDEX(2)                  3.76%     4.91%        3.07%           --

Institutional Class                  3.66%     4.56%        2.74%        5/31/05

A Class
 No sales charge*                    3.31%     3.95%        2.18%
 With sales charge*                 -1.35%     -0.75%       0.19%        5/31/05

B Class
 No sales charge*                    2.93%     3.18%        1.44%
 With sales charge*                 -2.07%     -0.82%       0.17%        5/31/05

C Class
 No sales charge*                    2.93%     3.29%        1.45%
 With sales charge*                  1.93%     3.29%        1.45%        5/31/05

R Class                              3.21%     3.74%        1.99%        5/31/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Inflation Protection Bond

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

One-Year Returns Over Life of Class
Periods ended September 30
                                                    2005*    2006    2007

Investor Class                                      0.08%   1.43%   4.21%

Citigroup US Inflation-Linked Securities Index      0.39%   1.88%   4.91%

*From 5/31/05 (fund inception) to 9/30/05. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Inflation Protection Bond

Lead Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett, and Bob
Gahagan

Macro Strategy Team Representatives: Brian Howell and Bob Gahagan

PERFORMANCE SUMMARY

Inflation Protection Bond returned 3.44%* for the six months ended September
30, 2007. By comparison, the fund's benchmark, the Citigroup US
Inflation-Linked Securities Index, returned 3.76%. It's worth noting that the fund's returns are reduced by operating expenses, while the index's are not.

The portfolio's absolute return reflected the solid performance of inflation-indexed securities in an otherwise challenging environment for bonds prevailing in recent months (see the Market Perspective on page 2). Relative to the benchmark, our yield-curve positioning helped performance, while security selection, sector allocation, and duration position had a mixed effect.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which Inflation Protection Bond invests. In the past, some team members had primary responsibility for one or more of the portfolios the group manages. Going forward, the entire team will be involved in collective decision-making across all of these portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

CURVE POSITIONING HELPED

We helped performance by maintaining a yield curve-steepening bias during the period using Treasury inflation-indexed securities (TIIS), as well as two- and
10-year Treasury futures. This trade helped relative results as the yield curve steepened overall, particularly in August. For the six months, the yield difference between two- and 10-year Treasurys went from seven to 60 basis points (a basis point equals 0.01%). This curve-steepening bias is a strategy we expect to carry forward, given our view of the economy, interest rates, and shape of the curve.

SECURITY, SECTOR DECISIONS MIXED

Our security and sector allocation decisions had a mixed effect on relative performance. In terms of positive contributors, we used a small slice of the portfolio to gain Japanese yen exposure, a trade we put on when the yen was at
a 4 1/2-year low against the dollar early in 2007. This trade added value as the yen appreciated against the greenback over the last six months.

However, it limited return relative to the benchmark to hold attractively valued government agency and high-quality collateralized mortgage-backed securities (CMBS) because they trailed Treasury bonds. Other things being equal, higher-yielding CMBS

Portfolio at a Glance
                                    As of        As of
                                   9/30/07      3/31/07
Weighted Average Maturity         9.9 years   11.2 years
Average Duration (effective)      6.3 years    6.5 years

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

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5

Inflation Protection Bond

and agency debt should outperform Treasury bonds over time. But for short periods, price changes can overwhelm these bonds' income advantage, and that's exactly what happened in recent months.

DURATION POSITION DETRACTED SLIGHTLY

Looking at the portfolio's duration, or interest rate sensitivity, we prefer to keep it in a narrow band around the benchmark's and make small, tactical adjustments. And with rate volatility surging, we kept duration neutral to slightly short of our benchmark. But because intermediate-term yields ended the period a little lower than they started, our duration position had a slight negative effect on returns compared with the benchmark.

OUTLOOK

"We continue to focus on the fund's repeatable, multi-layered approach to investing in an effort to identify the best relative values in the U.S.
inflation-linked securities universe. We think this steady, long-term approach to investing is the best way to generate outperformance over time," says portfolio manager Bob Gahagan. "We think the environment for TIIS could be positive going forward, given that the Federal Reserve (the Fed) is at the beginning of a cycle of interest rate cuts at a time when commodity prices are in the neighborhood of record highs and the dollar's at an all-time low. TIIS could benefit if investors think the Fed will err on the side of fighting recession, rather than inflation. The economic, market, and interest rate environment also argues for carrying forward our yield curve-steepening trade and yen overweight position."

Yields as of September 30, 2007
30-Day SEC Yield
Investor Class                            1.95%
Institutional Class                       2.12%
A Class                                   1.65%
B Class                                   1.07%
C Class                                   1.07%
R Class                                   1.51%

Portfolio Composition by Effective Maturity
                          % of fund     % of fund
                         investments   investments
                            as of         as of
                           9/30/07       3/31/07
0 - 5-Year Notes            38.7%         32.2%
5 - 10-Year Notes           31.5%         38.5%
10 - 30-Year Bonds          29.8%         29.3%

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                           Expenses Paid
                            Beginning         Ending      During Period*   Annualized
                          Account Value   Account Value      4/1/07 -        Expense
                              4/1/07         9/30/07          9/30/07        Ratio*

ACTUAL
Investor Class                $1,000        $1,034.40          $3.00          0.59%
Institutional Class           $1,000        $1,036.60          $1.99          0.39%
A Class                       $1,000        $1,033.10          $4.27          0.84%
B Class                       $1,000        $1,029.30          $8.07          1.59%
C Class                       $1,000        $1,029.30          $8.07          1.59%
R Class                       $1,000        $1,032.10          $5.54          1.09%

HYPOTHETICAL
Investor Class                $1,000        $1,022.05          $2.98          0.59%
Institutional Class           $1,000        $1,023.05          $1.97          0.39%
A Class                       $1,000        $1,020.80          $4.24          0.84%
B Class                       $1,000        $1,017.05          $8.02          1.59%
C Class                       $1,000        $1,017.05          $8.02          1.59%
R Class                       $1,000        $1,019.55          $5.50          1.09%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Inflation Protection Bond

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

U.S. Treasury Securities -- 88.8%

     $1,878,602  U.S. Treasury Inflation Indexed Bonds,
                 2.375%, 1/15/25(1)                                     $1,895,774
      1,784,133  U.S. Treasury Inflation Indexed Bonds,
                 2.00%, 1/15/26(1)                                       1,704,405
      2,065,820  U.S. Treasury Inflation Indexed Bonds,
                 2.375%, 1/15/27(1)                                      2,091,646
      1,146,204  U.S. Treasury Inflation Indexed Bonds,
                 3.625%, 4/15/28(1)                                      1,396,579
        551,184  U.S. Treasury Inflation Indexed Bonds,
                 3.875%, 4/15/29                                           700,090
        604,368  U.S. Treasury Inflation Indexed Bonds,
                 3.375%, 4/15/32                                           738,368
        381,039  U.S. Treasury Inflation Indexed Notes,
                 3.875%, 1/15/09                                           388,958
      1,139,034  U.S. Treasury Inflation Indexed Notes,
                 4.25%, 1/15/10(1)                                       1,193,228
      1,017,065  U.S. Treasury Inflation Indexed Notes,
                 0.875%, 4/15/10(1)                                        983,614
      1,077,138  U.S. Treasury Inflation Indexed Notes,
                 3.50%, 1/15/11(1)                                       1,124,432
      1,049,440  U.S. Treasury Inflation Indexed Notes,
                 2.375%, 4/15/11(1)                                      1,056,573
      1,407,720  U.S. Treasury Inflation Indexed Notes,
                 3.375%, 1/15/12(1)                                      1,480,747
      1,077,836  U.S. Treasury Inflation Indexed Notes,
                 2.00%, 4/15/12(1)                                       1,070,341
        810,957  U.S. Treasury Inflation Indexed Notes,
                 3.00%, 7/15/12                                            844,282
        793,898  U.S. Treasury Inflation Indexed Notes,
                 1.875%, 7/15/13                                           781,494
        676,398  U.S. Treasury Inflation Indexed Notes,
                 2.00%, 1/15/14(1)                                         666,886
        884,048  U.S. Treasury Inflation Indexed Notes,
                 2.00%, 7/15/14                                            872,376
      1,090,890  U.S. Treasury Inflation Indexed Notes,
                 1.625%, 1/15/15(1)                                      1,044,017
      1,017,355  U.S. Treasury Inflation Indexed Notes,
                 1.875%, 7/15/15(1)                                        990,730
      1,049,490  U.S. Treasury Inflation Indexed Notes,
                 2.00%, 1/15/16                                          1,026,205
      1,826,680  U.S. Treasury Inflation Indexed Notes,
                 2.50%, 7/15/16                                          1,861,217
      1,058,733  U.S. Treasury Inflation Indexed Notes,
                 2.375%, 1/15/17                                         1,066,674
        678,402  U.S. Treasury Inflation Indexed Notes,
                 2.625%, 7/15/17                                           699,496
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $25,584,840)                                                      25,678,132
                                                                       -----------

Principal Amount                                                             Value

Collateralized Mortgage Obligations(2) -- 3.4%

      $ 500,000  Credit Suisse Mortgage Capital Certificates,
                 Series 2007 TF2A, Class A1, VRN, 5.93%, 11/15/07,
                 resets monthly off the 1-month LIBOR plus 0.18%
                 with no caps                                            $ 496,250

        489,307  Lehman Brothers Floating Rate Commercial Mortgage
                 Trust, Series 2007 LLFA, Class A1, VRN, 6.05%,
                 11/15/07, resets monthly off the 1-month LIBOR
                 plus 0.30% with no caps                                   488,084
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $989,307)                                                            984,334
                                                                       -----------
Commercial Paper -- 3.2%

        911,000  Cedar Springs Capital Co., 5.75%, 10/1/07
                 (Acquired 9/28/07, Cost $911,000)(3)(4)
(Cost $911,000)                                                            911,000
                                                                       -----------

U.S. Government Agency Securities -- 2.9%

        300,000  FHLMC, 5.00%, 6/11/09                                     302,880
        500,000  PEFCO, 6.67%, 9/15/09                                     521,708
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $812,220)                                                            824,588
                                                                       -----------

Sovereign Governments & Agencies -- 0.7%

            JPY  KfW, VRN, 0.60%, 11/8/07, resets quarterly off the
     25,000,000  3-month JPY LIBOR minus 0.22% with no caps
(Cost $206,608)                                                            217,975
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $28,503,975)                                                      28,616,029
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.0%                                       279,634
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $28,895,663
                                                                       ===========

------
9

Inflation Protection Bond

Futures Contracts
                                                  Underlying
                                                Face Amount at    Unrealized Gain
   Contracts Purchased       Expiration Date         Value            (Loss)

    49  U.S. Treasury
        2-Year Notes          December 2007         $10,145,297            $13,897

    11  U.S. Treasury
        5-Year Notes          December 2007           1,177,344             44,687
                                                   ------------       ------------
                                                    $11,322,641            $58,584
                                                   ============       ============

                                                  Underlying
                                                Face Amount at    Unrealized Gain
     Contracts Sold          Expiration Date         Value            (Loss)

    21  U.S. Treasury
        10-Year Notes         December 2007          $2,294,906          $(35,055)
                                                   ============       ============

Swap Agreements
Notional                                                 Expiration    Unrealized
Amount         Description of Agreement                     Date      Gain (Loss)

CREDIT DEFAULT

    $ 250,000  Pay quarterly a fixed rate equal to       June 2012           $ 676
               0.53% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Darden
               Restaurants, Inc., par value of the
               proportional notional amount.

      400,000  Pay quarterly a fixed rate equal to       September           4,374
               0.69% multiplied by the notional             2017
               amount and receive from Barclays Bank
               plc upon each default event of
               JPMorgan Chase & Co., par value of the
               proportional notional amount.

TOTAL RETURN

      800,000  Pay a fixed rate equal to 1.13% and      January 2012         7,317
               receive the return of the U.S. CPI
               Urban Consumers NSA Index upon the
               termination date with Barclays Bank
               plc.

    1,000,000  Pay a fixed rate equal to 1.31% and       April 2017          9,217
               receive the return of the U.S. CPI
               Urban Consumers NSA Index upon the
               termination date with Barclays Bank
               plc.
                                                                        ----------
                                                                           $21,584
                                                                        ==========

Notes to Schedule of Investments

CPI = Consumer Price Index

FHLMC = Federal Home Loan Mortgage Corporation

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

PEFCO = Private Export Funding Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(2) Final maturity indicated, unless otherwise noted.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007 was $911,000, which represented 3.2% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $28,503,975)                  $28,616,029

Cash                                                                         1,439

Foreign currency holdings, at value (cost of $240)                             254

Unrealized appreciation on swap agreements                                  21,584

Receivable for capital shares sold                                         201,175

Receivable for variation margin on futures contracts                           306

Interest receivable                                                        177,956
                                                                      ------------
                                                                        29,018,743
                                                                      ------------

LIABILITIES

Payable for capital shares redeemed                                         90,625

Accrued management fees                                                     12,204

Distribution fees payable                                                    4,584

Service fees (and distribution fees -- A Class and R Class)
payable                                                                      3,977

Dividends payable                                                           11,690
                                                                      ------------
                                                                           123,080
                                                                      ------------

NET ASSETS                                                             $28,895,663
                                                                      ============

See Notes to Financial Statements.

------
11

SEPTEMBER 30, 2007 (UNAUDITED)

NET ASSETS CONSIST OF:

Capital paid in                                                        $29,237,957

Undistributed net investment income                                          1,868

Accumulated net realized loss on investment and foreign currency
transactions                                                             (501,939)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                               157,777
                                                                      ------------
                                                                       $28,895,663
                                                                      ============

INVESTOR CLASS

Net assets                                                              $6,934,061

Shares outstanding                                                         725,924

Net asset value per share                                                    $9.55

INSTITUTIONAL CLASS

Net assets                                                                 $51,920

Shares outstanding                                                           5,430

Net asset value per share                                                    $9.56

A CLASS

Net assets                                                             $13,465,102

Shares outstanding                                                       1,416,974

Net asset value per share                                                    $9.50

Maximum offering price (net asset value divided by 0.955)                    $9.95

B CLASS

Net assets                                                              $1,154,501

Shares outstanding                                                         121,759

Net asset value per share                                                    $9.48

C CLASS

Net assets                                                              $7,132,051

Shares outstanding                                                         753,287

Net asset value per share                                                    $9.47

R CLASS

Net assets                                                                $158,028

Shares outstanding                                                          16,253

Net asset value per share                                                    $9.72

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                  $984,375
                                                                        ----------

EXPENSES:

Management fees                                                             73,427

Distribution fees:

 B Class                                                                     4,013

 C Class                                                                    25,151

Service fees:

 B Class                                                                     1,338

 C Class                                                                     8,384

Distribution and service fees -- A Class                                    14,791

Distribution and service fees -- R Class                                       322

Trustees' fees and expenses                                                    595
                                                                        ----------
                                                                           128,021
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               856,354
                                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                             (168,915)

Futures and swaps transactions                                              46,925
                                                                        ----------
                                                                         (121,990)
                                                                        ----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments and translation of assets and liabilities in foreign
currencies                                                                  81,385

Futures and swaps                                                           29,890
                                                                        ----------
                                                                           111,275
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                   (10,715)
                                                                        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $845,639
                                                                        ==========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MARCH 31, 2007
Increase (Decrease) in Net Assets                   Sept. 30, 2007  March 31, 2007

OPERATIONS

Net investment income (loss)                             $ 856,354       $ 524,244

Net realized gain (loss)                                 (121,990)       (311,252)

Change in net unrealized appreciation
(depreciation)                                             111,275         529,124
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                            845,639         742,116
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                          (191,935)        (19,831)

 Institutional Class                                       (1,576)         (1,427)

 A Class                                                 (414,284)       (336,894)

 B Class                                                  (33,798)        (22,154)

 C Class                                                 (209,664)       (142,850)

 R Class                                                   (4,225)         (1,088)

From return of capital:

 Investor Class                                                 --            (83)

 Institutional Class                                            --              --

 A Class                                                        --        (20,050)

 B Class                                                        --         (3,328)

 C Class                                                        --        (30,712)

 R Class                                                        --              --
                                                      ------------    ------------
Decrease in net assets from distributions                (855,482)       (578,417)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                               7,926,482       6,167,036
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                    7,916,639       6,330,735

NET ASSETS

Beginning of period                                     20,979,024      14,648,289
                                                      ------------    ------------
End of period                                          $28,895,663     $20,979,024
                                                      ============    ============

Undistributed net investment income                         $1,868          $1,584
                                                      ============    ============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the
1940 Act. The fund's investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S.
government agencies and instrumentalities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class, and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class, and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly. Effective October 1, 2007, distributions from net investment income will be paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2625% to 0.3800% and the rates for the
Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%.
The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the six months ended September 30, 2007 was 0.58% for all classes except Institutional Class, which was 0.38%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will each pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R
Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. Fees incurred under the plans during the six months ended September 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2007, were $16,078,963 and
$10,270,969, respectively.

------
17

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                    Six months ended             Year ended
                                   September 30, 2007          March 31, 2007
                                  Shares       Amount       Shares       Amount

INVESTOR CLASS

Sold                               708,503    $6,738,910      76,590     $ 722,622

Issued in reinvestment of
distributions                        1,197        11,232         521         4,911

Redeemed                          (46,087)     (431,415)    (54,375)     (512,192)
                                 ---------    ----------   ---------    ----------
                                   663,613     6,318,727      22,736       215,341
                                 ---------    ----------   ---------    ----------

INSTITUTIONAL CLASS

Sold                                   866         8,168         343         3,231

Issued in reinvestment of
distributions                          170         1,576         152         1,427

Redeemed                             (130)       (1,231)          --            --
                                 ---------    ----------   ---------    ----------
                                       906         8,513         495         4,658
                                 ---------    ----------   ---------    ----------

A CLASS

Sold                               334,057     3,133,531     947,874     8,907,190

Issued in reinvestment of
distributions                       40,805       381,036      35,366       332,299

Redeemed                         (260,412)   (2,429,551)   (544,625)   (5,108,120)
                                 ---------    ----------   ---------    ----------
                                   114,450     1,085,016     438,615     4,131,369
                                 ---------    ----------   ---------    ----------

B CLASS

Sold                                 8,613        80,728      52,410       493,406

Issued in reinvestment of
distributions                        2,538        23,629       1,858        17,462

Redeemed                           (8,572)      (79,538)    (22,981)     (214,939)
                                 ---------    ----------   ---------    ----------
                                     2,579        24,819      31,287       295,929
                                 ---------    ----------   ---------    ----------

C CLASS

Sold                               132,251     1,230,243     356,677     3,342,230

Issued in reinvestment of
distributions                        9,949        92,495       7,955        74,632

Redeemed                          (93,241)     (867,734)   (212,538)   (1,992,934)
                                 ---------    ----------   ---------    ----------
                                    48,959       455,004     152,094     1,423,928
                                 ---------    ----------   ---------    ----------

R CLASS

Sold                                 3,176        30,403       9,843        94,816

Issued in reinvestment of
distributions                          446         4,225         113         1,088

Redeemed                              (24)         (225)        (10)          (93)
                                 ---------    ----------   ---------    ----------
                                     3,598        34,403       9,946        95,811
                                 ---------    ----------   ---------    ----------
Net increase (decrease)            834,105    $7,926,482     655,173    $6,167,036
                                 =========    ==========   =========    ==========

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended September 30, 2007.

------
18

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $28,656,529
                                                         ============
Gross tax appreciation of investments                        $158,630

Gross tax depreciation of investments                       (199,130)
                                                         ------------
Net tax appreciation (depreciation) of investments          $(40,500)
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2007, the fund had accumulated capital losses of $(33,021)
which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(6,481) and $(26,540) expire in 2014 and 2015, respectively.

The fund had capital loss deferrals of $(187,983) which represent net capital losses incurred in the five-month period ended March 31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
19

FINANCIAL HIGHLIGHTS
Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.57      $9.47     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.33(3)    0.33(3)       0.33

 Net Realized and Unrealized Gain (Loss)              (0.01)       0.08     (0.53)
                                                    --------   --------   --------
 Total From Investment Operations                       0.32       0.41     (0.20)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.34)     (0.31)     (0.33)

 From Return of Capital                                   --      --(4)         --
                                                    --------   --------   --------
 Total Distributions                                  (0.34)     (0.31)     (0.33)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.55      $9.57      $9.47
                                                    ========   ========   ========

TOTAL RETURN(5)                                        3.44%      4.46%    (2.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.59%(6)      0.59%   0.59%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          7.08%(6)      3.26%   3.97%(6)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)              $6,934       $596       $375

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
20

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.57      $9.47     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.33(3)    0.35(3)       0.34

 Net Realized and Unrealized Gain (Loss)                0.01       0.11     (0.53)
                                                    --------   --------   --------
 Total From Investment Operations                       0.34       0.46     (0.19)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.35)     (0.36)     (0.34)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.56      $9.57      $9.47
                                                    ========   ========   ========

TOTAL RETURN(4)                                        3.66%      4.81%    (1.97)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.39%(5)      0.39%   0.39%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          7.28%(5)      3.46%   4.17%(5)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)                 $52        $43        $38

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
21

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.52      $9.45     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.32(3)    0.28(3)       0.33

 Net Realized and Unrealized Gain (Loss)              (0.02)       0.11     (0.55)
                                                    --------   --------   --------
 Total From Investment Operations                       0.30       0.39     (0.22)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.32)     (0.30)     (0.33)

 From Return of Capital                                   --     (0.02)         --
                                                    --------   --------   --------
 Total Distributions                                  (0.32)     (0.32)     (0.33)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.50      $9.52      $9.45
                                                    ========   ========   ========

TOTAL RETURN(4)                                        3.31%      4.25%    (2.35)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.84%(5)      0.84%   0.84%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          6.83%(5)      3.01%   3.72%(5)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)             $13,465    $12,402     $8,164

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
22

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.50      $9.45     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.29(3)    0.21(3)       0.27

 Net Realized and Unrealized Gain (Loss)              (0.02)       0.11     (0.55)
                                                    --------   --------   --------
 Total From Investment Operations                       0.27       0.32     (0.28)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.29)     (0.23)     (0.27)

 From Return of Capital                                   --     (0.04)         --
                                                    --------   --------   --------
 Total Distributions                                  (0.29)     (0.27)     (0.27)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.48      $9.50      $9.45
                                                    ========   ========   ========

TOTAL RETURN(4)                                        2.93%      3.41%    (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   1.59%(5)      1.59%   1.59%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          6.08%(5)      2.26%   2.97%(5)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)              $1,155     $1,132       $830

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
23

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.49      $9.44     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.29(3)    0.21(3)       0.27

 Net Realized and Unrealized Gain (Loss)              (0.02)       0.12     (0.56)
                                                    --------   --------   --------
 Total From Investment Operations                       0.27       0.33     (0.29)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.29)     (0.23)     (0.27)

 From Return of Capital                                   --     (0.05)         --
                                                    --------   --------   --------
 Total Distributions                                  (0.29)     (0.28)     (0.27)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.47      $9.49      $9.44
                                                    ========   ========   ========

TOTAL RETURN(4)                                        2.93%      3.54%    (2.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   1.59%(5)      1.59%   1.59%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          6.08%(5)      2.26%   2.97%(5)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)              $7,132     $6,682     $5,215

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
24

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2007(1)       2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $9.74      $9.46     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                        0.31(3)    0.15(3)       0.30

 Net Realized and Unrealized Gain (Loss)              (0.01)       0.23     (0.54)
                                                    --------   --------   --------
 Total From Investment Operations                       0.30       0.38     (0.24)
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.32)     (0.10)     (0.30)
                                                    --------   --------   --------
Net Asset Value, End of Period                         $9.72      $9.74      $9.46
                                                    ========   ========   ========

TOTAL RETURN(4)                                        3.21%      4.03%    (2.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   1.09%(5)      1.09%   1.09%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          6.58%(5)      2.76%   3.47%(5)

Portfolio Turnover Rate                                  41%        52%        51%

Net Assets, End of Period (in thousands)                $158       $123        $26

(1) Six months ended September 30, 2007 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
25

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Investment Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                3,336,300,729
                        Withhold:              35,929,005
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                3,337,319,127
                        Withhold:              34,910,607
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                3,337,806,752
                        Withhold:              34,422,982
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                3,337,653,997
                        Withhold:              34,575,737
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                3,336,793,063
                        Withhold:              35,436,671
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                3,335,709,158
                        Withhold:              36,520,576
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                3,337,333,277
                        Withhold:              34,896,457
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                3,336,368,531
                        Withhold:              35,861,203
                        Abstain:                        0
                        Broker Non-Vote:                0

------
26

APPROVAL OF MANAGEMENT AGREEMENT
Inflation Protection Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Inflation Protection Bond (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
27

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
28

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance information presented to the Directors showed that the fund's performance for the one-year period was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
29

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
30

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The fund's prospectus contains additional information regarding eligibility for investor class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

------
31

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
32

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
33

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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34

NOTES

------
35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56801N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report              September 30, 2007

[photo of fall]

American Century-Mason Street Select Bond Fund
American Century-Mason Street High-Yield Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century®-Mason
Street Select Bond and High-Yield Bond funds for the six months ended
September 30, 2007. This has been an eventful and exciting period for us.
We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

SELECT BOND

HIGH-YIELD BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . . . .  53
     Approval of Management Agreements for Select Bond

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy--bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September--the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened--the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*
TREASURY SECURITIES
3-Month Bill                                2.69%
2-Year Note                                 3.25%
5-Year Note                                 3.60%
10-Year Note                                2.72%
30-Year Bond                                2.57%
CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                      0.65%
Credit (investment-grade corporate)         1.50%
Mortgage                                    2.16%
Broad Investment-Grade (multi-sector)       2.42%
Agency                                      3.04%
Treasury                                    3.38%
Inflation-Linked Securities                 3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Select Bond

Total Returns as of September 30, 2007
                                                Average Annual Returns
                  6                                    10          Since      Inception
                  months(1)     1 year      5 years     years    Inception      Date

A CLASS
 No sales
 charge*
 With sales         1.28%        3.90%       3.39%      5.61%      6.18%
 charge*            -3.32%      -0.74%       2.45%      5.13%      5.72%       3/31/97

CITIGROUP US
BROAD
INVESTMENT-GRADE
BOND INDEX          2.42%        5.25%       4.23%      6.01%      6.40%         --

Investor Class      1.40%        4.14%         --        --        4.99%       4/3/06

Institutional
Class               1.50%        4.34%         --        --        5.20%       4/3/06

B Class
 No sales
 charge*
 With sales        0.95%(2)    3.23%(2)     2.72%(2)    4.93%      5.49%
 charge*          -4.05%(2)    -0.77%(2)    2.54%(2)    4.93%      5.49%       3/31/97

C Class
 No sales
 charge*
 With sales         0.89%        3.10%         --        --        3.95%
 charge*            -0.10%       3.10%         --        --        3.95%       4/3/06

R Class             1.14%        3.62%         --        --        4.47%       4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Select Bond acquired all of the net assets of the Mason Street Select Bond
Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Select Bond Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Select Bond

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1997*

One-Year Returns Over 10 Years
Periods ended September 30
                 1998      1999     2000    2001     2002    2003    2004    2005    2006    2007

A Class** (no
sales charge)    3.69%    4.81%    6.15%   13.58%   11.56%  5.80%   2.98%   1.61%   2.72%   3.90%

Citigroup US
Broad
Investment-Grade
Bond Index      11.47%    -0.26%   6.92%   13.06%   8.38%   5.49%   3.82%   2.92%   3.71%   5.25%

* Select Bond A Class's initial investment is $9,550 to reflect the maximum
4.50% initial sales charge.
** Class returns would have been lower, along with the ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Select Bond

Portfolio Manager: David Ells

PERFORMANCE SUMMARY

American Century-Mason Street Select Bond returned 1.28%* for the six months ended September 30, 2007. By comparison, the fund's benchmark, the Citigroup
US Broad Investment-Grade Bond Index, returned 2.42%. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's absolute return reflected the challenging climate for taxable bonds (see the Market Perspective on page 2). Relative to the benchmark, the portfolio underperformed largely as a result of our sector allocations--we held underweight positions in Treasurys and overweight positions in higher-yielding "spread products" (mortagage-backed and corporate securities).

SECTOR ALLOCATION DETRACTED

Far and away the largest factor explaining the portfolio's performance relative to the benchmark was our overweight position in corporate and mortgage-backed securities (MBS) and underweight position in Treasurys. We view this positioning as a long-term, strategic trade that we believe is likely to deliver outperformance over time. Consider that there are two components to a bond fund's total return--income and price changes. Other things being equal, higher-yielding spread products such as mortgages and corporates should outperform Treasury bonds over time.

But for short periods, price changes can overwhelm these bonds' income advantage, which is exactly what happened in recent quarters. The jump in interest rate volatility limited MBS returns, while a "re-pricing of risk"
beginning in June led to the underperformance of corporates and other higher-yielding, lower-quality bonds at a time when Treasurys enjoyed their best results in years.

HIGH-QUALITY MORTGAGES, CORPORATES

It's also worth mentioning how we derived our MBS and corporate exposure. In mortgages, we're careful about how we invest in this sector, and had essentially zero subprime exposure. We favored high-quality mortgages from
Fannie Mae and Freddie Mac--two large, government-sponsored entities originally created by Congress during the Great Depression that buy mortgages and re-package them as MBS for sale to investors.

Portfolio at a Glance
                                    As of       As of
                                   9/30/07     3/31/07
Weighted Average Maturity         6.3 years   6.8 years
Average Duration (effective)      4.9 years   4.6 years

Yields as of September 30, 2007
30-day SEC Yield
Investor Class                      4.72%
Institutional Class                 4.92%
A Class(1)                          4.28%
B Class(1)                          3.83%
C Class                             3.71%
R Class                             4.22%

(1) The yields presented reflect the waiver of a portion of the class's distribution and service fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.
Total returns for periods less than one year are not annualized.

------
5

Select Bond

Within corporates, we prefer short- and intermediate-term securities to long-term bonds. We like this strategy because it gives us the extra yield corporates offer, but without the price volatility associated with long-term bonds. In addition, we tend to hold an overweight position in higher-quality bonds from more defensive sectors, such as utilities and cable, and underweight positions in select consumer discretionary and financial sector bonds. We view this as a longer-term trade consistent with our view of economic growth, interest rates, corporate credit quality, and yield spreads.

DURATION HAD LIMITED EFFECT

We managed the fund's duration, or price sensitivity to interest rate changes, conservatively. With rate volatility surging, we preferred to keep duration close to that of our benchmark. In addition, yields on intermediate-term notes ended the period about where they began, despite a wild ride in between.
That's because even though the economy slowed and the Federal Reserve cut interest rates, many in the bond market were worried about the potential for inflation down the road. As a result, we gave up little performance to limit the fund's risk relative to its index.

OUTLOOK

"We continue to focus on our relative-value approach to investing, looking for what we believe to be high-quality securities trading at attractive valuations. In terms of sector allocation, we're likely to continue to favor higher-yielding spread products because we think this steady, long-term approach to investing is the best way to generate outperformance over time,"
says portfolio manager David Ells. "We remain cautious about the effect of the housing downturn on the consumer and broader economy. As a result, we'll work to position the portfolio defensively in terms of credit and sector exposures.
And with rates likely to be volatile for some time, we expect to continue to manage the portfolio's duration fairly conservatively."

Types of Investments in Portfolio
                                         % of net       % of net
                                       assets as of   assets as of
                                          9/30/07        3/31/07
Mortgage-Backed Securities                 36.3%          38.8%
Corporate Bonds                            35.3%          34.3%
CMOs                                       13.3%          11.8%
U.S. Treasury Securities                   8.4%           6.4%
Asset-Backed Securities                    5.4%           5.8%
U.S. Government Agency Securities          1.2%           1.1%
Sovereign Governments & Agencies           0.8%           1.2%
Commercial Paper                            --            4.7%
Temporary Cash Investments                 0.5%           0.5%
Other Assets and Liabilities              (1.2)%         (4.6)%

Portfolio Composition by Credit Rating
                                       % of fund      % of fund
                                      investments    investments
                                         as of          as of
                                        9/30/07        3/31/07
AAA                                       64%            64%
AA                                         4%             5%
A                                         10%            11%
BBB                                       19%            17%
BB                                         3%             3%

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6

SCHEDULE OF INVESTMENTS
Select Bond

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 36.3%

    $ 305,000  FHLMC, 6.00%, settlement date 11/13/07(2)                 $ 305,143
      685,533  FHLMC, 4.50%, 5/1/19                                        660,759
      302,861  FHLMC, 5.00%, 10/1/19                                       297,455
      912,524  FHLMC, 5.00%, 11/1/19                                       896,235
       63,856  FHLMC, 5.50%, 11/1/19                                        63,748
       82,862  FHLMC, 5.50%, 11/1/19                                        82,720
       91,829  FHLMC, 5.50%, 11/1/19                                        91,672
       93,789  FHLMC, 5.50%, 11/1/19                                        93,629
      128,471  FHLMC, 5.50%, 11/1/19                                       128,252
       79,581  FHLMC, 5.50%, 12/1/19                                        79,445
       26,741  FHLMC, 5.00%, 2/1/20                                         26,223
       60,131  FHLMC, 5.00%, 2/1/20                                         58,967
      141,722  FHLMC, 5.50%, 3/1/20                                        141,380
      170,737  FHLMC, 5.50%, 3/1/20                                        170,325
      332,243  FHLMC, 5.50%, 3/1/20                                        331,442
       33,452  FHLMC, 5.00%, 5/1/20                                         32,805
       91,102  FHLMC, 5.00%, 5/1/20                                         89,338
      184,484  FHLMC, 5.00%, 5/1/20                                        180,913
      137,061  FHLMC, 4.00%, 10/1/20                                       128,913
      520,132  FHLMC, 5.50%, 6/1/35                                        510,014
    2,018,374  FHLMC, 5.00%, 11/1/35                                     1,928,807
    1,247,713  FHLMC, 5.50%, 5/1/37                                      1,221,937
    1,759,311  FNMA, 6.00%, settlement date 11/13/07(2)                  1,760,136
      312,143  FNMA, 5.32%, 4/1/14                                         311,754
      479,460  FNMA, 5.17%, 1/1/16                                         471,095
    1,122,166  FNMA, 5.29%, 4/1/16                                       1,109,483
      253,000  FNMA, 5.38%, 1/1/17                                         254,940
      143,351  FNMA, 4.00%, 6/1/19                                         135,125
    1,062,186  FNMA, 4.50%, 6/1/19                                       1,024,056
      916,838  FNMA, 4.50%, 8/1/19                                         883,925
       97,897  FNMA, 6.00%, 10/1/19                                         99,238
      114,888  FNMA, 4.50%, 12/1/19                                        110,764
      184,811  FNMA, 5.00%, 3/1/20                                         181,231
      193,175  FNMA, 5.00%, 3/1/20                                         189,728
      155,261  FNMA, 5.00%, 4/1/20                                         152,254
       46,940  FNMA, 5.00%, 5/1/20                                          46,031
      215,100  FNMA, 5.00%, 5/1/20                                         210,933
      378,048  FNMA, 5.00%, 5/1/20                                         370,726
      532,999  FNMA, 4.50%, 7/1/20                                         513,494
      450,618  FNMA, 5.50%, 9/1/34                                         442,349
      783,490  FNMA, 6.00%, 10/1/34                                        786,481
    1,460,256  FNMA, 5.00%, 11/1/34                                      1,396,828
      575,776  FNMA, 6.00%, 11/1/34                                        577,975
       48,476  FNMA, 5.50%, 3/1/35                                          47,547

Principal Amount                                                             Value

     $ 58,963  FNMA, 5.50%, 3/1/35                                         $57,833
       92,151  FNMA, 5.50%, 3/1/35                                          90,385
      302,677  FNMA, 5.50%, 3/1/35                                         296,874
      360,019  FNMA, 5.50%, 3/1/35                                         353,117
      429,719  FNMA, 5.00%, 4/1/35                                         410,638
       40,846  FNMA, 6.00%, 5/1/35                                          40,948
       10,064  FNMA, 6.00%, 6/1/35                                          10,089
       46,424  FNMA, 6.00%, 6/1/35                                          46,541
    1,425,039  FNMA, 5.00%, 7/1/35                                       1,361,762
      270,211  FNMA, 5.50%, 7/1/35                                         265,031
      280,488  FNMA, 6.00%, 7/1/35                                         281,190
      443,219  FNMA, 5.50%, 8/1/35                                         434,722
      130,212  FNMA, 5.50%, 9/1/35                                         127,716
      301,519  FNMA, 5.50%, 9/1/35                                         295,739
      319,815  FNMA, 5.50%, 9/1/35                                         313,685
      533,366  FNMA, 5.50%, 9/1/35                                         523,141
      607,682  FNMA, 5.50%, 9/1/35                                         596,033
      495,902  FNMA, 5.00%, 10/1/35                                        473,882
    1,241,021  FNMA, 5.50%, 10/1/35                                      1,217,230
      218,663  FNMA, 6.00%, 10/1/35                                        219,211
      475,989  FNMA, 5.50%, 11/1/35                                        466,864
    1,828,505  FNMA, 5.50%, 11/1/35                                      1,793,453
      119,038  FNMA, 6.50%, 11/1/35                                        121,367
      252,494  FNMA, 6.50%, 11/1/35                                        257,433
      687,571  FNMA, 6.50%, 12/1/35                                        701,022
      223,414  FNMA, 6.50%, 4/1/36                                         227,549
      495,428  FNMA, 6.00%, 9/1/36                                         496,330
      131,983  FNMA, 5.50%, 12/1/36                                        129,320
      213,611  FNMA, 5.50%, 12/1/36                                        209,302
      195,324  FNMA, 5.50%, 1/1/37                                         191,350
      159,286  FNMA, 5.50%, 2/1/37                                         156,073
      584,267  FNMA, 6.50%, 7/1/37                                         595,020
      668,410  FNMA, 6.50%, 8/1/37                                         680,712
    1,039,254  FNMA, 6.50%, 8/1/37                                       1,058,381
    1,541,737  FNMA, 6.50%, 8/1/37                                       1,570,111
      122,834  GNMA, 5.50%, 2/15/32                                        121,333
      203,883  GNMA, 5.50%, 2/15/32                                        201,390
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $35,540,248)                                                      34,988,992
                                                                       -----------

Corporate Bonds -- 35.3%

AEROSPACE & DEFENSE -- 2.1%
      315,000  BAE Systems Holdings Inc., 4.75%, 8/15/10 (Acquired
               3/21/06, Cost $305,566)(3)                                  311,605
      313,000  Boeing Capital Corp., 4.75%, 8/25/08                        312,839
      316,000  General Dynamics Corp., 3.00%, 5/15/08                      312,201

------
7

Select Bond

Principal Amount                                                             Value

    $ 139,000  General Dynamics Corp., 4.25%, 5/15/13                    $ 131,231
      370,000  L-3 Communications Corp., 6.375%, 10/15/15                  365,375
       75,000  Lockheed Martin Corp., 6.15%, 9/1/36                         76,065
      462,000  Raytheon Company, 5.50%, 11/15/12                           467,680
       50,000  United Technologies Corp., 6.35%, 3/1/11                     52,385
                                                                       -----------
                                                                         2,029,381
                                                                       -----------
AUTO COMPONENTS -- 0.2%
      104,000  Johnson Controls, Inc., 5.50%, 1/15/16                      102,598
       63,000  Johnson Controls, Inc., 6.00%, 1/15/36                       61,037
                                                                       -----------
                                                                           163,635
                                                                       -----------
AUTOMOBILES -- 0.4%
      315,000  DaimlerChrysler N.A. Holding Corp., 5.75%, 5/18/09          318,416
       25,000  DaimlerChrysler N.A. Holding Corp., 8.50%, 1/18/31           31,077
                                                                       -----------
                                                                           349,493
                                                                       -----------
BEVERAGES -- 0.7%
       15,000  Anheuser-Busch Companies, Inc., 5.95%, 1/15/33               14,663
       25,000  Anheuser-Busch Companies, Inc., 5.75%, 4/1/36                23,841
      160,000  Constellation Brands Inc., 7.25%, 9/1/16                    160,800
       98,000  Fortune Brands Inc., 5.375%, 1/15/16                         93,087
       95,000  PepsiCo, Inc., 5.15%, 5/15/12                                96,064
      285,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06, Cost
               $284,798)(3)                                                294,683
                                                                       -----------
                                                                           683,138
                                                                       -----------
CAPITAL MARKETS -- 1.5%
       35,000  Credit Suisse Group Finance (Guernsey) Ltd., VRN,
               5.86%, 12/29/49                                              33,165
       25,000  Eaton Vance Corp., 6.50%, 10/2/17                            24,955
      402,000  Goldman Sachs Group, Inc. (The), 5.15%, 1/15/14             390,548
       25,000  Lehman Brothers Holdings Inc., 4.80%, 3/13/14                23,286
       90,000  Lehman Brothers Holdings Inc., 5.75%, 1/3/17                 86,647
      110,000  Lehman Brothers Holdings Inc., 5.875%, 11/15/17             106,647

Principal Amount                                                             Value

     $ 30,000  Lehman Brothers Holdings Inc., 7.00%, 9/27/27              $ 30,800
       10,000  Lehman Brothers Holdings Inc., 6.875%, 7/17/37                9,951
       50,000  Mellon Bank N.A., 5.45%, 4/1/16                              48,205
      205,000  Merrill Lynch & Co., Inc., 5.70%, 5/2/17                    199,670
       15,000  Merrill Lynch & Co., Inc., 6.40%, 8/28/17                    15,505
       20,000  Merrill Lynch & Co., Inc., 6.22%, 9/15/26                    19,641
      110,000  Morgan Stanley, 6.25%, 8/9/26                               108,623
       80,000  Northern Trust Corp., 5.30%, 8/29/11                         80,518
      250,000  State Street Bank & Trust Co., 5.30%, 1/15/16               241,289
                                                                       -----------
                                                                         1,419,450
                                                                       -----------
COMMERCIAL BANKS -- 2.4%
      186,000  Bank of New York Co. Inc. (The), 4.95%, 1/14/11             185,316
      422,000  Bank One Corp., 5.25%, 1/30/13                              418,843
      180,000  Barclays Bank plc, 5.93%, 12/15/49 (Acquired
               9/20/07-9/21/07, Cost $163,852)(3)                          171,072
       22,000  BB&T Corp., 4.90%, 6/30/17                                   20,331
       20,000  BNP Paribas, 5.19%, 6/29/49 (Acquired 9/21/07, Cost
               $18,063)(3)                                                  18,358
      114,000  Deutsche Bank Capital Funding Trust VII, 5.63%,
               1/19/49, (Acquired 5/9/06-9/21/07, Cost $107,331)(3)        106,088
      250,000  Marshall & Ilsley Bank, 5.15%, 2/22/12                      249,394
      255,000  National Australia Bank Ltd., 4.80%, 4/6/10
               (Acquired 3/30/05, Cost $254,709)(3)                        255,769
       60,000  PNC Funding Corp., 5.625%, 2/1/17                            58,746
       75,000  U.S. Bank N.A., 4.80%, 4/15/15                               70,797
       93,000  UnionBanCal Corp., 5.25%, 12/16/13                           90,702
      380,000  Wachovia Corp., 5.35%, 3/15/11                              380,686
       25,000  Wells Fargo Bank N.A., 5.75%, 5/16/16                        25,258
      279,000  Zions Bancorporation, 5.50%, 11/16/15                       268,354
                                                                       -----------
                                                                         2,319,714
                                                                       -----------

------
8

Select Bond

Principal Amount                                                             Value

COMMUNICATIONS EQUIPMENT(4)
     $ 35,000  Cisco Systems Inc., 5.50%, 2/22/16                         $ 34,824
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.1%
       70,000  Seagate Technology HDD Holdings, 6.80%, 10/1/16              68,775
                                                                       -----------
CONSTRUCTION MATERIALS -- 0.1%
       75,000  CRH America Inc., 6.00%, 9/30/16                             72,997
                                                                       -----------
CONSUMER FINANCE -- 0.3%
      285,000  SLM Corporation, 5.45%, 4/25/11                             268,777
       45,000  SLM Corporation, 5.375%, 5/15/14                             39,324
                                                                       -----------
                                                                           308,101
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       30,000  Bank of America Corp., 5.625%, 10/14/16                      30,028
       20,000  Capmark Financial Group Inc., 6.30%, 5/10/17
               (Acquired 5/3/07, Cost $19,968)(3)                           17,436
      140,000  Citigroup Inc., 5.125%, 5/5/14                              136,542
      195,000  GMAC LLC, 6.00%, 12/15/11                                   180,143
      425,000  HSBC Finance Corp., 4.125%, 11/16/09                        414,438
      276,000  International Lease Finance Corp., 4.75%, 1/13/12           267,794
      197,000  John Deere Capital Corp., 4.50%, 8/25/08                    195,686
                                                                       -----------
                                                                         1,242,067
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
      224,000  AT&T Corp., 8.00%, 11/15/07                                 273,349
      159,000  AT&T Corp., 7.30%, 11/15/11                                 170,963
       45,000  British Telecommunications plc, 9.125%, 12/15/30             59,756
       85,000  Deutsche Telekom International Finance BV, 5.75%,
               3/23/16                                                      84,135
      105,000  Embarq Corp., 6.74%, 6/1/13                                 109,300
       80,000  Embarq Corp., 7.08%, 6/1/16                                  83,069
       15,000  Embarq Corp., 8.00%, 3/1/36                                  16,029
      125,000  France Telecom SA, 8.50%, 3/1/31                            161,129
      210,000  Sprint Capital Corp., 8.375%, 3/15/12                       231,433
       20,000  Sprint Capital Corp., 6.90%, 5/1/19                          20,119
       62,000  Sprint Capital Corp., 8.75%, 3/15/32                         71,292
      146,000  Telecom Italia Capital SA, 4.00%, 1/15/10                   142,224

Principal Amount                                                             Value

    $ 175,000  Telecom Italia Capital SA, 6.20%, 7/18/11                 $ 179,472
      175,000  Verizon Global Funding Corp., 5.85%, 9/15/35                167,735
                                                                       -----------
                                                                         1,770,005
                                                                       -----------
ELECTRIC UTILITIES -- 4.8%
       45,000  Bruce Mansfield Plant Units 1 & 2, 6.85%, 6/1/34             46,121
       60,000  Carolina Power & Light Co., 6.50%, 7/15/12                   62,996
       35,000  Carolina Power & Light Co., 5.15%, 4/1/15                    33,976
      634,000  DTE Energy Co., 7.05%, 6/1/11                               668,009
      148,000  Duquesne Light Holdings, Inc., 5.50%, 8/15/15               139,819
      153,000  Entergy Mississippi Inc., 6.25%, 4/1/34                     143,197
       25,000  Exelon Generation Co. LLC, 6.20%, 10/1/17                    25,066
      100,000  Florida Power & Light Co., 5.625%, 4/1/34                    94,260
      469,000  Florida Power Corp., 4.50%, 6/1/10                          463,620
      418,000  FPL Group Capital Inc., 5.55%, 2/16/08                      417,278
      339,000  Indiana Michigan Power Co., 5.05%, 11/15/14                 322,352
      161,248  Kiowa Power Partners LLC, 4.81%, 12/30/13 (Acquired
               11/19/04, Cost $157,427)(3)                                 160,170
      123,000  Kiowa Power Partners LLC, 5.74%, 3/30/21 (Acquired
               11/19/04, Cost $123,000)(3)                                 122,371
       30,000  MidAmerican Energy Holdings Co., 5.95%, 5/15/37              28,431
       80,000  Monongahela Power Co., 5.70%, 3/15/17 (Acquired
               9/13/06, Cost $79,708)(3)                                    78,885
      272,000  Nevada Power Co., 5.875%, 1/15/15                           266,985
       90,000  Nevada Power Co., 6.50%, 5/18/18                             90,928
      160,000  Oncor Electric Delivery Co., 6.375%, 1/15/15                160,636
      110,000  Oncor Electric Delivery Co., 7.00%, 9/1/22                  112,416
      371,000  PacifiCorp, 5.45%, 9/15/13                                  367,761
       75,000  PacifiCorp, 5.75%, 4/1/37                                    70,523
      373,000  PPL Electric Utilities Corp., 4.30%, 6/1/13                 347,940
       40,000  PPL Energy Supply LLC, 6.00%, 12/15/36                       36,036
       45,000  Sierra Pacific Power Co., 6.75%, 7/1/37                      45,461

------
9

Select Bond

Principal Amount                                                             Value

    $ 235,000  Southern California Edison Co., 5.00%, 1/15/16            $ 224,926
       15,000  Southern California Edison Co., 5.55%, 1/15/37               13,892
       25,000  Tampa Electric Co., 6.15%, 5/15/37                           24,455
      115,000  Toledo Edison Co., 6.15%, 5/15/37                           107,687
                                                                       -----------
                                                                         4,676,197
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 0.3%
      268,000  Consolidated Natural Gas Co., 5.00%, 12/1/14                253,995
       65,000  Pride International Inc., 7.375%, 7/15/14                    66,950
       10,000  Southern Natural Gas Co., 5.90%, 4/1/17 (Acquired
               3/14/07, Cost $9,983)(3)                                      9,782
                                                                       -----------
                                                                           330,727
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.4%
       20,000  Costco Wholesale Corp., 5.30%, 3/15/12                       20,082
      113,000  CVS Caremark Corp., 4.875%, 9/15/14                         107,574
       80,000  CVS Caremark Corp., 6.125%, 8/15/16                          80,101
       20,000  Delhaize Group, 6.50%, 6/15/17                               20,204
       15,000  Kroger Co. (The), 6.40%, 8/15/17                             15,323
       35,000  Kroger Co. (The), 7.00%, 5/1/18                              37,132
       10,000  Kroger Co. (The), 6.80%, 12/15/18                            10,474
       85,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27                        82,225
                                                                       -----------
                                                                           373,115
                                                                       -----------
FOOD PRODUCTS -- 0.8%
       85,000  General Mills, Inc., 5.70%, 2/15/17                          83,753
      473,000  Kellogg Co., 6.60%, 4/1/11                                  494,106
       68,000  Kraft Foods Inc., 6.25%, 6/1/12                              70,277
       40,000  Kraft Foods Inc., 6.50%, 8/11/17                             41,393
       85,000  Smithfield Foods, Inc., 7.75%, 5/15/13                       87,125
                                                                       -----------
                                                                           776,654
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
       40,000  Harrah's Operating Co. Inc., 5.75%, 10/1/17                  30,654
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                169,906
                                                                       -----------
                                                                           200,560
                                                                       -----------

Principal Amount                                                             Value

HOUSEHOLD DURABLES -- 0.5%
     $ 45,000  Centex Corp., 7.875%, 2/1/11                               $ 44,963
       95,000  Centex Corp., 5.45%, 8/15/12                                 86,827
       15,000  D.R. Horton, Inc., 7.875%, 8/15/11                           14,715
       65,000  D.R. Horton, Inc., 5.375%, 6/15/12                           57,495
      145,000  KB Home, 7.75%, 2/1/10                                      138,113
      130,000  Lennar Corp., 5.95%, 10/17/11                               119,058
                                                                       -----------
                                                                           461,171
                                                                       -----------
HOUSEHOLD PRODUCTS -- 1.2%
      399,000  Clorox Company, 4.20%, 1/15/10                              391,468
      745,000  Gillette Company (The), 2.50%, 6/1/08                       732,300
       55,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                    52,731
                                                                       -----------
                                                                         1,176,499
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.1%
      110,000  Siemens Financieringsmaatschappij N.V., 5.75%,
               10/17/16 (Acquired 8/9/06, Cost $109,721)(3)                111,124
                                                                       -----------
INSURANCE -- 0.8%
      745,000  Berkley (W.R.) Corp., 9.875%, 5/15/08                       762,332
       25,000  Progressive Corp. (The), 6.70%, 6/15/37                      24,297
       20,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37              19,356
                                                                       -----------
                                                                           805,985
                                                                       -----------
MEDIA -- 1.9%
      180,000  Clear Channel Communications, Inc., 6.25%, 3/15/11          165,126
      130,000  Comcast Corp., 6.30%, 11/15/17                              132,382
       40,000  Comcast Corp., 5.875%, 2/15/18                               39,421
       65,000  News America Inc., 6.40%, 12/15/35                           62,975
        5,000  News America Inc., 6.15%, 3/1/37                              4,678
       20,000  Rogers Cable Inc., 6.25%, 6/15/13                            20,280
      345,000  Rogers Cable Inc., 5.50%, 3/15/14                           333,124
      125,000  TCI Communications, Inc., 8.75%, 8/1/15                     145,117
       10,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
               4/4/07, Cost $9,936)(3)                                       9,841

------
10

Select Bond

Principal Amount                                                             Value

    $ 600,000  Time Warner Entertainment Co. L.P., 7.25%, 9/1/08         $ 606,848
      105,000  Time Warner Entertainment Co. L.P., 8.375%, 3/15/23         121,838
       30,000  Time Warner Inc., 6.625%, 5/15/29                            29,463
       90,000  Viacom Inc., 5.75%, 4/30/11                                  90,943
       55,000  Viacom Inc., 6.625%, 5/15/11                                 57,112
                                                                       -----------
                                                                         1,819,148
                                                                       -----------
METALS & MINING -- 0.2%
      100,000  Alcoa Inc., 5.72%, 2/23/19                                   96,231
       85,000  Alcoa Inc., 5.90%, 2/1/27                                    79,913
                                                                       -----------
                                                                           176,144
                                                                       -----------
MULTI-UTILITIES -- 2.9%
       15,000  AmerenUE, 6.40%, 6/15/17                                     15,486
       25,000  CenterPoint Energy Houston Electric LLC, 5.70%,
               3/15/13                                                      25,076
       30,000  CenterPoint Energy Houston Electric LLC, 6.95%,
               3/15/33                                                      32,685
      313,000  CenterPoint Energy Transition Bond Co. II, LLC,
               5.17%, 8/1/19                                               312,407
      110,000  CMS Energy Corp., 6.875%, 12/15/15                          111,253
       25,000  Consolidated Edison Co. of New York, Inc., Series
               2005 C, 5.375%, 12/15/15                                     24,465
       55,000  Consolidated Edison Co. of New York, Inc., Series
               2006 C, 5.50%, 9/15/16                                       54,220
       30,000  Consolidated Edison Co. of New York, Inc., Series
               2007 A, 6.30%, 8/15/37                                       30,187
      834,000  Consumers Energy Co., 4.80%, 2/17/09                        830,295
       80,000  NiSource Finance Corp., 5.40%, 7/15/14                       77,864
       25,000  Northern States Power Co., 5.25%, 10/1/18                    24,082
       45,000  Pacific Gas & Electric Co., 6.05%, 3/1/34                    44,338
       20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                    18,966
      115,000  Public Service Co. of Colorado, 5.50%, 4/1/14               113,741
      224,000  Public Service Electric & Gas Co., 5.00%, 1/1/13            217,411
      145,000  Public Service Electric & Gas Co., 5.70%, 12/1/36           134,110
      313,000  Puget Sound Energy, Inc., 3.36%, 6/1/08                     308,392
       50,000  Puget Sound Energy, Inc., 6.27%, 3/15/37                     49,083

Principal Amount                                                             Value

     $ 20,000  San Diego Gas & Electric Co., 5.30%, 11/15/15              $ 19,543
       15,000  San Diego Gas & Electric Co., 6.125%, 9/15/37                15,065
       65,000  Tampa Electric Co., 6.55%, 5/15/36                           67,022
      210,000  Virginia Electric and Power Co., 6.00%, 5/15/37             201,494
       85,000  XCEL Energy Inc., 6.50%, 7/1/36                              84,846
                                                                       -----------
                                                                         2,812,031
                                                                       -----------
MULTILINE RETAIL -- 1.3%
      302,000  Federated Department Stores, Inc., 6.30%, 4/1/09            305,270
       55,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12              53,987
       63,000  J.C. Penney Corp., Inc., 6.875%, 10/15/15                    65,435
       30,000  J.C. Penney Corp., Inc., 7.95%, 4/1/17                       33,349
       10,000  J.C. Penney Corp., Inc., 5.75%, 2/15/18                       9,618
       20,000  J.C. Penney Corp., Inc., 6.375%, 10/15/36                    18,773
       35,000  Kohl's Corp., 6.25%, 12/15/17                                35,029
       15,000  Macy's Retail Holdings Inc., 7.00%, 2/15/28                  14,319
        5,000  May Department Stores Co. (The), 6.65%, 7/15/24               4,704
      644,000  Target Corp., 5.40%, 10/1/08                                643,777
      110,000  Target Corp., 5.375%, 5/1/17                                105,698
                                                                       -----------
                                                                         1,289,959
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 3.1%
       35,000  Amerada Hess Corp., 7.125%, 3/15/33                          37,818
      115,000  Anadarko Finance Co., 7.50%, 5/1/31                         125,602
       75,000  Anadarko Petroleum Corp., 5.95%, 9/15/16                     74,408
       25,000  Apache Corp., 6.00%, 1/15/37                                 24,146
       35,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17              34,229
       30,000  Canadian Natural Resources Ltd., 6.50%, 2/15/37              30,024
       35,000  Canadian Natural Resources Ltd., 6.25%, 3/15/38              33,876
      475,000  Conoco Funding Co., 6.35%, 10/15/11                         495,597
       25,000  Devon Energy Corp., 7.95%, 4/15/32                           29,886
       40,000  El Paso Corp., 7.00%, 6/15/17                                40,815
        5,000  EnCana Corp., 6.625%, 8/15/37                                 5,146

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11

Select Bond

Principal Amount                                                             Value

    $ 105,000  EnCana Holdings Finance Corp., 5.80%, 5/1/14              $ 105,712
      125,000  Kinder Morgan Energy Partners L.P., 7.30%, 8/15/33          131,367
      300,000  Kinder Morgan Finance Co., ULC, 5.35%, 1/5/11               293,480
       10,000  Marathon Oil Corp., 6.60%, 10/1/37                           10,258
      138,000  Nexen Inc., 5.875%, 3/10/35                                 126,804
      330,000  Pemex Project Funding Master Trust, 5.75%, 12/15/15         331,853
      125,000  Petro-Canada, 5.95%, 5/15/35                                118,781
      210,000  Pioneer Natural Resources Co., 6.875%, 5/1/18               198,232
       35,000  Suncor Energy Inc., 6.50%, 6/15/38                           35,927
       75,000  Sunoco Inc., 5.75%, 1/15/17                                  73,908
      107,000  Talisman Energy Inc., 5.85%, 2/1/37                          95,717
      220,000  Tesoro Corp., 6.25%, 11/1/12                                221,650
      200,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07, Cost
               $200,000)(3)                                                199,500
       20,000  Valero Energy Corp., 6.125%, 6/15/17                         20,168
       55,000  Valero Energy Corp., 6.625%, 6/15/37                         56,001
       30,000  XTO Energy Inc., 5.30%, 6/30/15                              28,885
       20,000  XTO Energy Inc., 6.75%, 8/1/37                               20,937
                                                                       -----------
                                                                         3,000,727
                                                                       -----------
PAPER & FOREST PRODUCTS(4)
       20,000  Weyerhaeuser Co., 6.875%, 12/15/33                           18,950
                                                                       -----------
PHARMACEUTICALS -- 0.3%
      186,000  Abbott Laboratories, 3.75%, 3/15/11                         179,421
       65,000  Wyeth, 5.95%, 4/1/37                                         62,940
                                                                       -----------
                                                                           242,361
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.7%
      104,000  Archstone-Smith Operating Trust, 5.25%, 12/1/10             103,998
       50,000  AvalonBay Communities Inc., 5.50%, 1/15/12                   50,036
       35,000  BRE Properties, Inc., 5.50%, 3/15/17                         33,225
      231,000  Developers Diversified Realty Corp., 5.375%, 10/15/12       225,258
       80,000  Duke Realty L.P., 5.95%, 2/15/17                             76,860

Principal Amount                                                             Value

     $ 35,000  Health Care Property Investors, Inc., 6.00%, 1/30/17       $ 33,484
      242,000  iStar Financial Inc., 5.15%, 3/1/12                         224,138
      241,000  ProLogis, 5.50%, 3/1/13                                     237,140
      150,000  ProLogis, 5.75%, 4/1/16                                     144,864
      255,000  Simon Property Group L.P., 5.375%, 6/1/11                   254,491
       85,000  Simon Property Group L.P., 5.60%, 9/1/11                     85,198
      190,000  Simon Property Group L.P., 6.10%, 5/1/16                    189,801
                                                                       -----------
                                                                         1,658,493
                                                                       -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
       35,000  Colonial Realty L.P., 6.05%, 9/1/16                          33,858
       91,000  ERP Operating L.P., 5.25%, 9/15/14                           86,939
       40,000  ERP Operating L.P., 5.75%, 6/15/17                           38,292
      440,000  Rouse Co. L.P./TRC Co-Issuer Inc., 6.75%, 5/1/13
               (Acquired 5/2/06, Cost $438,627)(3)                         433,811
                                                                       -----------
                                                                           592,900
                                                                       -----------
ROAD & RAIL -- 1.6%
      471,000  Burlington Northern Santa Fe Corp., 6.125%, 3/15/09         476,760
       35,000  Burlington Northern Santa Fe Corp., 6.15%, 5/1/37            33,910
       15,000  Canadian National Railway Co., 5.85%, 11/15/17               15,028
       25,000  Canadian Pacific Railway Co., 5.95%, 5/15/37                 23,161
       45,000  CSX Corp., 6.25%, 3/15/18                                    45,322
       35,000  CSX Corp., 6.15%, 5/1/37                                     33,552
       98,000  Union Pacific Corp., 3.875%, 2/15/09                         96,016
      671,000  Union Pacific Corp., 7.375%, 9/15/09                        701,171
       90,000  Union Pacific Corp., 5.65%, 5/1/17                           87,693
                                                                       -----------
                                                                         1,512,613
                                                                       -----------
SPECIALTY RETAIL -- 0.4%
      490,000  Home Depot, Inc. (The), 5.875%, 12/16/36                    419,872
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 0.4%
       55,000  Countrywide Financial Corp., 5.80%, 6/7/12                   51,602
       20,000  Countrywide Home Loans Inc., 4.125%, 9/15/09                 18,390

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12

Select Bond

Principal Amount                                                             Value

     $ 90,000  Residential Capital Corp., 6.00%, 2/22/11                  $ 73,402
      280,000  Residential Capital Corp., 6.50%, 4/17/13                   226,341
                                                                       -----------
                                                                           369,735
                                                                       -----------
TOBACCO -- 0.3%
      190,000  Reynolds American Inc., 7.625%, 6/1/16                      203,243
       20,000  Reynolds American Inc., 6.75%, 6/15/17                       20,556
       20,000  Reynolds American Inc., 7.25%, 6/15/37                       21,008
                                                                       -----------
                                                                           244,807
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
      160,000  Cingular Wireless LLC, 7.125%, 12/15/31                     173,264
       65,000  Rogers Wireless Inc., 6.375%, 3/1/14                         65,747
      350,000  Vodafone Group plc, 5.50%, 6/15/11                          351,222
                                                                       -----------
                                                                           590,233
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $34,704,654)                                                      34,121,585
                                                                       -----------

Collateralized Mortgage Obligations(1) -- 13.3%

    8,680,425  Asset Securitization Corp., Series 1997 D5, Class
               PS1, STRIPS - COUPON, VRN, 1.64%, 10/11/07                  320,933
      167,597  Banc of America Alternative Loan Trust, Series
               2006-3, Class 1CB1, 6.00%, 4/25/36                          167,947
      563,000  Banc of America Mortgage Securities, Series 2004 G,
               Class 2A6, 4.66%, 8/25/34                                   557,860
    1,417,000  Bear Stearns Adjustable Rate Mortgage Trust, Series
               2004-4, Class A6, 3.51%, 6/25/34                          1,399,205
      293,045  Chase Manhattan Auto Owner Trust, Series 2004 A,
               Class A4 SEQ, 2.83%, 9/15/10                                290,478
      290,765  Chase Manhattan Auto Owner Trust, Series 2005 A,
               Class A3 SEQ, 3.87%, 6/15/09                                288,849
      246,200  Credit Suisse Mortgage Capital Certificates, Series
               2007-5, Class 3A19, 6.00%, 8/25/37                          241,538
      447,000  Criimi Mae Commercial Mortgage Trust, Series 1998
               C1, Class B, 7.00%, 6/2/33 (Acquired 3/9/99, Cost
               $354,178)(3)                                                451,193
    7,245,705  DLJ Commercial Mortgage Corp., Series 1998 CF1,
               Class S, STRIPS - COUPON, VRN, 0.69%, 10/1/07               113,113

Principal Amount                                                             Value

   $3,606,915  DLJ Mortgage Acceptance Corp., Series 1997 CF2,
               Class S, STRIPS - COUPON, VRN, 0.49%, 10/1/07
               (Acquired 1/22/98-2/25/98, Cost $97,604)(3)                $ 90,725
      256,654  FHLMC, Series 3065, Class TN, 4.50%, 10/15/33               249,678
      945,870  FHLMC, Series K001, Class A2, 5.65%, 4/25/16                959,380
      434,895  First Horizon Alternative Mortgage Securities,
               Series 2004 FA1, Class 1A1 SEQ, 6.25%, 10/25/34             440,788
      278,000  First Union-Lehman Brothers Commercial Mortgage
               Trust II, Series 1997 C2, Class B, 6.79%, 11/18/29          278,295
    1,254,000  FNMA, Alternative Credit Enhancement Structures,
               Series 2006 M1, Class C SEQ, 5.36%, 3/1/36                1,256,355
      627,124  FNMA, Final Maturity Amortizing Notes, Series
               2004-1, Class 1, 4.45%, 8/25/12                             616,053
      828,389  FNMA, Series 2002 W4, Class A4 SEQ, 6.25%, 5/25/42          846,048
      202,042  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 5.86%, 10/5/07, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps (Acquired 12/15/06, Cost $202,042)(3)                  201,559
      392,795  Merrill Lynch Alternative Note Asset, Series 2007
               A1, Class A2A, VRN, 5.20%, 10/25/07, resets monthly
               off the 1-month LIBOR plus 0.07% with no caps               386,474
      298,000  RMF Commercial Mortgage Pass-Through Certificates,
               Series 1997-1, Class F, 7.47%, 1/15/19 (Acquired
               11/24/97, Cost $291,617)(3)                                 155,836
      346,604  TBW Mortgage Backed Pass-Through Certificates,
               Series 2007-1, Class A1, VRN, 5.22%, 10/25/07,
               resets monthly off the 1-month LIBOR plus 0.09% with
               no caps                                                     344,054
      790,152  Thornburg Mortgage Securities Trust, Series 2006-1,
               Class A3, VRN, 5.30%, 10/25/07, resets monthly off
               the 1-month LIBOR plus 0.17% with a cap of 11.00%           786,426

------
13

Select Bond

Principal Amount                                                             Value

    $ 446,336  Washington Mutual Asset Securities Corp., Series
               2003 C1A, Class A SEQ, 3.83%, 1/25/35 (Acquired
               2/3/06, Cost $432,371)(3)                                 $ 437,225
      282,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2003 AR10, Class A6, 4.08%,
               10/25/33                                                    279,133
      156,786  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2006-6, Class 4A, 6.70%,
               11/25/34                                                    161,648
      829,000  Wells Fargo Mortgage Backed Securities Trust, Series
               2004 N, Class A6, 4.00%, 8/25/34                            815,727
      338,522  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-7, Class A1, 5.25%, 9/25/35                            321,504
      370,171  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-11, Class 1A1, 5.50%, 11/25/35                         357,617
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,865,610)                                                      12,815,641
                                                                       -----------

U.S. Treasury Securities -- 8.4%

      293,000  U.S. Treasury Bonds, 4.75%, 2/15/37                         289,040
      482,429  U.S. Treasury Inflation Indexed Notes, 2.625%,
               7/15/17                                                     497,429
      600,000  U.S. Treasury Notes, 4.00%, 8/31/09                         600,610
      985,000  U.S. Treasury Notes, 4.625%, 7/31/12                      1,002,469
    1,903,000  U.S. Treasury Notes, 4.125%, 8/31/12                      1,895,866
       15,000  U.S. Treasury Notes, 4.50%, 5/15/17                          14,920
    3,766,000  U.S. Treasury Notes, 4.75%, 8/15/17(5)                    3,817,786
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $8,092,905)                                                        8,118,120
                                                                       -----------

Asset-Backed Securities(1) -- 5.4%

    2,242,000  AEP Texas Central Transition Funding II LLC, Series
               2006 A-5, 5.31%, 6/14/19(5)                               2,173,493
      356,574  Banc of America Funding Corp., Series 2007-1, Class
               TA1A, VRN, 5.19%, 10/25/07, resets monthly off the
               1-month LIBOR plus 0.06% with no caps                       353,479

Principal Amount                                                             Value

    $ 415,619  Banc of America Funding Corp., Series 2007-4, Class
               TA1A SEQ, VRN, 5.22%, 10/25/07, resets monthly off
               the 1-month LIBOR plus 0.09% with no caps                 $ 411,283
      147,040  Countrywide Home Loan Mortgage Pass-Through Trust,
               Series 2005-31, Class 2A1, 5.50%, 1/25/36                   146,640
       39,024  Honda Auto Receivables Owner Trust, Series 2005-1,
               Class A3 SEQ, 3.53%, 10/21/08                                38,991
      207,612  Massachusetts RRB Special Purpose Trust WMECO-1,
               Series 2001-1, Class A, 6.53%, 6/1/15                       218,505
      166,726  Mid-State Trust, Series 1997-6, Class A3 SEQ, 7.54%,
               7/1/35                                                      179,007
      336,596  Wachovia Auto Loan Owner Trust, Series 2006-2A,
               Class A2 SEQ, 5.35%, 5/20/10 (Acquired 10/27/06,
               Cost $336,846)(3)                                           336,489
    1,406,612  World Omni Auto Receivables Trust, Series 2006 A,
               Class A3 SEQ, 5.01%, 10/15/10                             1,404,838
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $5,335,504)                                                        5,262,725
                                                                       -----------

U.S. Government Agency Securities -- 1.2%

      559,000  Housing Urban Development, 6.08%, 8/1/13                    584,069
      745,000  TVA STRIPS - PRINCIPAL, VRN, 0.00%, 4/15/12(6)              617,369
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,202,195)                                                        1,201,438
                                                                       -----------

Sovereign Governments & Agencies -- 0.8%

      489,219  Overseas Private Investment Corp., 4.10%, 11/15/14          478,962
      260,000  United Mexican States, 5.625%, 1/15/17                      259,870
                                                                       -----------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $745,679)                                                            738,832
                                                                       -----------

Temporary Cash Investments -- 0.5%

      500,000  FHLMC Discount Notes, 4.71%, 12/10/07(7)                    495,669
(Cost $495,417)
                                                                       -----------

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14

Select Bond

Principal Amount                                                             Value

TOTAL INVESTMENT SECURITIES -- 101.2%
(Cost $98,982,212)                                                     $97,743,002
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (1.2)%                                 (1,146,230)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $96,596,772
                                                                       ===========

Futures Contracts
                       Expiration     Underlying Face Amount     Unrealized Gain
Contracts Purchased       Date               at Value                (Loss)

   25  U.S. Long
       Bond          December 2007          $2,783,594              $(12,577)
                                            ==========              =========

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Forward commitment.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was
$3,973,522, which represented 4.1% of total net assets.

(4) Industry is less than 0.05% of total net assets.

(5) Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
September 30, 2007.

(7) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
15

PERFORMANCE
High-Yield Bond

Total Returns as of September 30, 2007
                                             Average Annual Returns
                     6                              10        Since     Inception
                     months(1)    1 year   5 years  years   Inception      Date

A CLASS
 No sales
 charge*
 With sales           0.57%(2)   6.81%(2)  11.41%   4.58%     5.87%
 charge*             -3.96%(2)   2.01%(2)  10.40%   4.09%     5.41%      3/31/97

CITIGROUP
HIGH-YIELD
CASH-PAY INDEX         0.70%      7.60%    12.76%   6.33%     6.84%         --

Investor Class        0.70%(2)   7.08%(2)    --       --     6.91%(2)     4/3/06

Institutional Class   0.80%(2)   7.29%(2)    --       --     7.13%(2)     4/3/06

B Class
 No sales
 charge*
 With sales           0.19%(2)   5.86%(2)  10.62%   3.86%     5.15%
 charge*             -4.81%(2)   1.86%(2)  10.49%   3.86%     5.15%      3/31/97

C Class
 No sales
 charge*
 With sales           0.20%(2)   6.01%(2)    --       --     5.85%(2)
 charge*             -0.78%(2)   6.01%(2)    --       --     5.85%(2)     4/3/06

R Class               0.45%(2)   6.54%(2)    --       --     6.38%(2)     4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

High-Yield Bond acquired all of the net assets of the Mason Street High Yield
Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street High Yield Bond Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
16

High-Yield Bond

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1997*

One-Year Returns Over 10 Years
Periods ended September 30
                1998     1999     2000      2001      2002     2003      2004     2005     2006     2007

A Class**
(no sales
charge)        -4.62%    2.78%    1.88%    -4.15%    -4.80%   27.04%    13.60%    4.80%    6.30%    6.81%

Citigroup
High-Yield
Cash-Pay
Index          3.39%     3.01%    1.22%    -3.40%    -2.71%   31.89%    12.34%    6.33%    7.50%    7.60%

* High-Yield Bond A Class's initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
** Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

PORTFOLIO COMMENTARY
High-Yield Bond

Portfolio Manager: Andrew Wassweiller

PERFORMANCE SUMMARY

High-Yield Bond returned 0.57%* for the six months ended September 30, 2007.
By comparison, its benchmark, the Citigroup High-Yield Cash-Pay Index, returned 0.70%. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's absolute return reflected the difficult climate for high-yield bonds prevailing in recent months (see the Market Perspective on page 2).
Relative to the benchmark, the fund benefited from our defensive positioning in terms of credit quality and sector allocation at a time when the riskiest, lowest-rated segment of the market performed worst. In addition, our security selection also helped performance relative to the benchmark.

HIGH-YIELD MARKET REVIEW

Beginning in June, a long streak of outperformance by the riskiest, lowest-rated segment of the high-yield market came to an end, reflecting a lack of liquidity and aversion to risk in the marketplace. At the peak of the credit crunch in July and August, demand for highly leveraged bonds with light covenants and low risk premiums evaporated. As a result, CCC rated bonds had negative returns for the six months, while higher-quality B and BB bonds managed positive performance. Looking at returns by sector, consumer-related sectors performed poorly, led by housing bonds, while bonds from more defensive sectors, such as telecommunications and utilities bonds, held up well.

HIGHER QUALITY PAID OFF

The leading contributor to portfolio performance was our overweight position in BB bonds and underweight position in CCC securities. We have been positioning the portfolio defensively for some time because we viewed the risk/reward trade-off of CCCs as being unattractive--yield spreads were in the neighborhood of all-time lows even as the credit cycle appeared to have peaked and housing had begun to drag on the economy.

Portfolio at a Glance
                                    As of       As of
                                   9/30/07     3/31/07
Weighted Average Maturity         7.3 years   7.2 years
Average Duration (effective)      4.6 years   4.2 years

Yields as of September 30, 2007(1)
30-day SEC Yield
Investor Class                      7.70%
Institutional Class                 7.90%
A Class                             7.10%
B Class                             6.70%
C Class                             6.69%
R Class                             7.19%

(1) The yields presented reflect the waiver of a portion of the class's management fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if management fees had not been waived, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

------
18

High-Yield Bond

While we thought this positioning made sense over time given our view of the economy, credit quality, and spreads, it limited portfolio performance relative to the benchmark until June, when CCC bonds finally gave back some ground. The re-pricing of risk accelerated through the summer, peaking in
August. As a result, these speculative-grade bonds underperformed for the six months, rewarding our higher-quality, more defensive positions.

SECTOR ALLOCATION MOSTLY POSITIVE

Our sector allocation decisions contributed to relative results, as we were underweight homebuilders and building products companies, which underperformed. It also helped performance to hold an underweight position in paper & forest products names, which were weighed down by a stronger Canadian dollar, poor pricing, and excess capacity. Finally, the portfolio benefited from merger and acquisition activity among some of our holdings in the chemical industry.

However, our underweight position in auto-related debt detracted from relative performance. Even though these issues represent some of our larger holdings on an absolute basis, the bonds of Ford and GM and related auto-supplier debt make up more than 10% of the index. We typically do not concentrate the portfolio so heavily in any single sector or issuer, so we essentially carried a structural underweight position to automotive-related debt. These bonds outperformed, particularly during the second quarter, limiting the portfolio's relative results.

OUTLOOK

"We've been cautious for some time now on the high-yield market, and that positioning paid off in the last several months," said portfolio manager
Andrew Wassweiler. "We see plenty of reasons to maintain that defensive positioning going forward. First, we don't think we've seen the full effect of the housing slump on the consumer or the economy as a whole. Second, as a result of the lack of demand and liquidity over the summer, there's a large supply of high-yield deals waiting to come to market. That means that any up-tick in demand is likely to be met by an avalanche of new supply. Finally, with economic growth slowing, defaults could become an issue on some of the riskier, poorly structured deals that came to market in recent years."

Top Five Industries as of September 30, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                         9/30/07        3/31/07
Media                                     10.5%          10.5%
Oil, Gas & Consumable Fuels               10.0%          9.9%
Hotels, Restaurants & Leisure             5.7%           5.7%
Diversified Financial Services            5.6%           5.2%
Health Care Providers & Services          4.6%           3.7%

Portfolio Composition by Credit Rating
                                       % of fund      % of fund
                                      investments    investments
                                         as of          as of
                                        9/30/07        3/31/07
AAA                                       4%              4%
BBB                                       1%              1%
BB                                        42%            39%
B                                         43%            46%
CCC or lower                              10%            10%

------
19

SCHEDULE OF INVESTMENTS
High-Yield Bond

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Corporate Bonds -- 93.7%

AEROSPACE & DEFENSE -- 1.7%
    $ 382,000  Bombardier Inc., 8.00%, 11/15/14 (Acquired
               11/10/06-7/30/07, Cost $378,250)(1)                       $ 402,055
      360,000  DRS Technologies, Inc., 7.625%, 2/1/18                      369,000
      655,000  L-3 Communications Corp., 7.625%, 6/15/12                   673,013
    1,085,000  L-3 Communications Corp., 6.375%, 10/15/15                1,071,437
                                                                      ------------
                                                                         2,515,505
                                                                      ------------
AUTO COMPONENTS -- 2.7%
      492,000  American Axle & Manufacturing Inc., 7.875%, 3/1/17          477,240
      240,000  ArvinMeritor Inc., 8.75%, 3/1/12                            246,000
      360,000  Cooper Tire & Rubber Co., 8.00%, 12/15/19                   349,200
      215,000  Goodyear Tire & Rubber Co. (The), 8.625%, 12/1/11           225,750
      587,000  Lear Corp., 8.50%, 12/1/13                                  564,988
      480,000  Lear Corp., 8.75%, 12/1/16                                  453,600
      600,000  TRW Automotive Inc., 7.25%, 3/15/17 (Acquired
               3/14/07, Cost $589,620)(1)                                  588,000
    1,180,000  Visteon Corp., 8.25%, 8/1/10                              1,044,300
                                                                      ------------
                                                                         3,949,078
                                                                      ------------
AUTOMOBILES -- 1.1%
    1,090,000  Ford Motor Co., 7.45%, 7/16/31                              861,100
      940,000  General Motors Corp., 8.375%, 7/15/33                       828,375
                                                                      ------------
                                                                         1,689,475
                                                                      ------------
BEVERAGES -- 0.8%
      645,000  Constellation Brands Inc., 7.25%, 9/1/16                    648,225
      475,000  Constellation Brands Inc., 7.25%, 5/15/17 (Acquired
               5/9/07, Cost $475,000)(1)                                   477,375
                                                                      ------------
                                                                         1,125,600
                                                                      ------------
CAPITAL MARKETS -- 1.6%
      375,000  E*TRADE Financial Corp., 8.00%, 6/15/11                     375,000
      665,000  E*TRADE Financial Corp., 7.875%, 12/1/15                    618,449
      140,000  LaBranche & Co. Inc., 9.50%, 5/15/09                        139,300
      413,000  LaBranche & Co. Inc., 11.00%, 5/15/12                       416,098

Principal Amount                                                             Value

    $ 615,000  NXP BV/NXP Funding LLC, 7.875%, 10/15/14                  $ 594,244
      275,000  NXP BV/NXP Funding LLC, 9.50%, 10/15/15                     257,125
                                                                      ------------
                                                                         2,400,216
                                                                      ------------
CHEMICALS -- 4.1%
      305,000  Berry Plastics Holding Corp., 8.875%, 9/15/14               313,388
      448,000  Equistar Chemicals L.P./Equistar Funding Corp.,
               10.625%, 5/1/11                                             470,400
      640,000  FMC Finance III SA, 6.875%, 7/15/17 (Acquired
               6/26/07, Cost $628,640)(1)                                  640,000
    1,072,000  Hexion US Finance Corp./Hexion Nova Scotia Finance
               ULC, 9.75%, 11/15/14                                      1,184,559
      432,000  Huntsman LLC, 11.50%, 7/15/12                               471,960
      735,000  Lyondell Chemical Co., 6.875%, 6/15/17                      801,150
      865,000  Lyondell Chemical Co., 8.00%, 9/15/17                       955,825
      245,000  Momentive Performance Materials Inc., 9.75%,
               12/1/14 (Acquired 11/29/06, Cost $245,000)(1)               243,775
      306,000  Momentive Performance Materials Inc., 10.125%,
               12/1/14 (Acquired 11/29/06, Cost $306,000)(1)               302,940
      184,000  Mosaic Co. (The), 7.375%, 12/1/14 (Acquired
               11/16/06, Cost $184,000)(1)                                 194,120
      424,000  Mosaic Co. (The), 7.625%, 12/1/16 (Acquired
               11/16/06-2/5/07, Cost $430,600)(1)                          454,210
                                                                      ------------
                                                                         6,032,327
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.2%
      689,000  Allied Waste North America, Inc., 7.25%, 3/15/15            706,225
      430,000  Allied Waste North America, Inc., 6.875%, 6/1/17            434,300
      219,000  ARAMARK Corp., VRN, 8.86%, 11/1/07, resets
               quarterly off the 3-month LIBOR plus 3.50% with no
               caps                                                        222,285
      704,000  ARAMARK Corp., 8.50%, 2/1/15                                721,600
      730,000  Corrections Corp. of America, 6.25%, 3/15/13                722,700
      495,000  WCA Waste Corp., 9.25%, 6/15/14                             512,325
                                                                      ------------
                                                                         3,319,435
                                                                      ------------

------
20

High-Yield Bond

Principal Amount                                                             Value

CONSTRUCTION MATERIALS -- 0.9%
   $1,105,000  FMG Finance Pty Ltd., 10.625%, 9/1/16 (Acquired
               8/11/06-2/7/07, Cost $1,135,000)(1)                     $ 1,306,663
                                                                      ------------
CONSUMER FINANCE -- 0.4%
      715,000  SLM Corporation, 5.375%, 5/15/14                            624,811
                                                                      ------------
CONTAINERS & PACKAGING -- 2.3%
      543,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.625%, 11/15/13                                            559,969
      415,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.75%, 11/15/15                                             430,563
      547,000  Graphic Packaging International Corp., 9.50%,
               8/15/13                                                     564,777
      375,000  Norampac Inc., 6.75%, 6/1/13                                360,000
      626,000  Owens-Brockway Glass Container Inc., 6.75%, 12/1/14         620,522
      530,000  Smurfit-Stone Container Enterprises, Inc., 8.375%,
               7/1/12                                                      532,650
      360,000  Smurfit-Stone Container Enterprises, Inc., 8.00%,
               3/15/17                                                     355,500
                                                                      ------------
                                                                         3,423,981
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
      670,000  Education Management LLC/Education Management
               Finance Corp., 10.25%, 6/1/16                               696,800
      100,000  Service Corp. International, 7.375%, 10/1/14                103,250
      445,000  Service Corp. International, 6.75%, 4/1/15                  443,888
      380,000  Service Corp. International, 6.75%, 4/1/16                  370,025
                                                                      ------------
                                                                         1,613,963
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.6%
      700,000  Arch Western Finance LLC, 6.75%, 7/1/13                     689,500
      430,000  Ford Motor Credit Co. LLC, 8.625%, 11/1/10                  426,569
    1,510,000  Ford Motor Credit Co. LLC, 9.875%, 8/10/11                1,530,638
      630,000  Ford Motor Credit Co. LLC, 8.00%, 12/15/16                  590,298
    1,120,000  General Motors Acceptance Corp., 7.75%, 1/19/10           1,111,461
    1,805,000  General Motors Acceptance Corp., 8.00%, 11/1/31           1,775,509

Principal Amount                                                             Value

    $ 214,000  Hawker Beechcraft Acquisition Co. LLC, 8.50%,
               4/1/15 (Acquired 3/16/07-3/22/07, Cost $216,363)(1)       $ 219,350
      404,000  Hawker Beechcraft Acquisition Co. LLC, 8.875%,
               4/1/15 (Acquired 3/16/07-9/27/07, Cost $405,950)(1)         408,040
      504,000  NSG Holdings LLC/NSG Holdings Inc., 7.75%, 12/15/25
               (Acquired 3/6/07, Cost $504,000)(1)                         501,480
      355,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 9.25%, 4/1/15 (Acquired 3/21/07, Cost
               $355,000)(1)                                                339,913
      715,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 10.625%, 4/1/17 (Acquired 3/21/07-7/30/07,
               Cost $670,000)(1)                                           673,888
                                                                      ------------
                                                                         8,266,646
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
    1,060,000  Citizens Communications Co., 9.25%, 5/15/11               1,155,399
    1,085,000  Citizens Communications Co., 9.00%, 8/15/31               1,106,700
      741,000  Intelsat Bermuda Ltd., 11.25%, 6/15/16                      797,501
      497,000  Intelsat Bermuda Ltd., VRN, 11.41%, 12/15/07,
               resets semiannually off the 6-month LIBOR plus
               6.00% with no caps                                          521,850
      380,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%,
               11/15/13                                                    387,600
      255,000  Qwest Capital Funding Inc., 7.90%, 8/15/10                  262,013
      275,000  Qwest Communications International Inc., 7.50%,
               11/1/08                                                     275,000
      471,000  Qwest Corp., 7.875%, 9/1/11                                 496,905
      124,000  Qwest Corp., 7.50%, 10/1/14                                 129,580
      530,000  Qwest Corp., 6.50%, 6/1/17 (Acquired 5/8/07, Cost
               $529,338)(1)                                                522,050
                                                                      ------------
                                                                         5,654,598
                                                                      ------------
ELECTRIC UTILITIES -- 2.2%
       41,000  Aquila, Inc., 9.95%,                                         44,865
      815,000  Edison Mission Energy, 7.00%, 5/15/17 (Acquired
               5/1/07, Cost $815,675)(1)                                   806,850
      949,000  Edison Mission Energy, 7.20%, 5/15/19 (Acquired
               5/1/07, Cost $949,000)(1)                                   939,510

------
21

High-Yield Bond

Principal Amount                                                             Value

    $ 600,517  Elwood Energy LLC, 8.16%, 7/5/26                          $ 610,423
      560,000  Intergen N.V., 9.00%, 6/30/17 (Acquired 7/23/07,
               Cost $555,458)(1)                                           590,800
      202,000  Sierra Pacific Resources, 8.625%, 3/15/14                   214,831
                                                                      ------------
                                                                         3,207,279
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
      570,000  Flextronics International Ltd., 6.50%, 5/15/13              547,200
       94,000  Flextronics International Ltd., 6.25%, 11/15/14              88,360
                                                                      ------------
                                                                           635,560
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.9%
      216,000  Compagnie Generale de Geophysique SA, 7.50%, 5/15/15        223,560
      360,000  Compagnie Generale de Geophysique SA, 7.75%, 5/15/17        372,600
      145,000  Seitel, Inc., 9.75%, 2/15/14                                137,750
      665,000  SESI LLC, 6.875%, 6/1/14                                    648,375
                                                                      ------------
                                                                         1,382,285
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.0%
      480,000  Albertson's, Inc., 7.25%, 5/1/13                            485,432
      439,000  Delhaize America Inc., 9.00%, 4/15/31                       525,166
      375,000  Rite Aid Corp., 8.125%, 5/1/10                              377,813
      180,000  Rite Aid Corp., 8.625%, 3/1/15                              163,800
      275,000  Rite Aid Corp., 9.375%, 12/15/15 (Acquired 5/17/07,
               Cost $270,985)(1)                                           257,125
      540,000  Rite Aid Corp., 7.50%, 3/1/17                               510,975
      612,000  SUPERVALU INC., 7.50%, 11/15/14                             625,769
                                                                      ------------
                                                                         2,946,080
                                                                      ------------
FOOD PRODUCTS -- 2.3%
      475,000  Dean Foods Co., 7.00%, 6/1/16                               453,625
    1,178,000  Dole Food Company, Inc., 8.625%, 5/1/09                   1,186,835
      453,000  Pilgrim's Pride Corp., 7.625%, 5/1/15                       462,060
      217,000  Pilgrim's Pride Corp., 8.375%, 5/1/17                       222,425
      626,000  Smithfield Foods, Inc., 7.75%, 5/15/13                      641,650
      385,000  Smithfield Foods, Inc., 7.75%, 7/1/17                       396,550
                                                                      ------------
                                                                         3,363,145
                                                                      ------------

Principal Amount                                                             Value

GAS UTILITIES -- 0.3%
    $ 470,000  Amerigas Partners L.P., 7.25%, 5/20/15                    $ 465,300
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
      521,000  PTS Acquisition Corp., 9.50%, 4/15/15 (Acquired
               4/4/07, Cost $521,000)(1)                                   494,950
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
    1,120,000  Community Health Systems Inc., 8.875%, 7/15/15
               (Acquired 6/27/07, Cost $1,112,093)(1)                    1,156,399
      255,000  Fresenius Medical Care Capital Trust IV, 7.875%,
               6/15/11                                                     265,838
      480,000  HCA Inc., 6.75%, 7/15/13                                    433,200
      429,000  HCA Inc., 9.125%, 11/15/14 (Acquired 11/9/06, Cost
               $429,000)(1)                                                453,668
    1,634,000  HCA Inc., 9.25%, 11/15/16 (Acquired
               11/9/06-4/25/07, Cost $1,661,888)(1)                      1,740,209
      644,000  HCA Inc., 9.625%, 11/15/16 (Acquired 11/9/06, Cost
               $644,000)(1)                                                689,079
      565,000  Health Management Associates Inc., 6.125%, 4/15/16          495,622
      485,000  Tenet Healthcare Corp., 7.375%, 2/1/13                      413,463
      715,000  Tenet Healthcare Corp., 9.875%, 7/1/14                      657,800
      555,000  US Oncology, Inc., 9.00%, 8/15/12                           561,938
                                                                      ------------
                                                                         6,867,216
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 5.7%
      525,000  American Casino & Entertainment Properties LLC,
               7.85%, 2/1/12                                               542,063
      485,000  American Real Estate Partners L.P., 7.125%, 2/15/13
               (Acquired 1/11/07, Cost $482,575)(1)                        464,388
      155,000  American Real Estate Partners L.P./American Real
               Estate Finance Corp., 7.125%, 2/15/13                       148,413
      670,000  Boyd Gaming Corp., 7.75%, 12/15/12                          691,775
      980,000  Caesars Entertainment, Inc., 8.125%, 5/15/11              1,004,499
      415,000  Fontainebleau Las Vegas Holdings LLC/Fontainebleau
               Las Vegas Capital Corp., 10.25%, 6/15/15 (Acquired
               5/24/07, Cost $415,000)(1)                                  391,138

------
22

High-Yield Bond

Principal Amount                                                             Value

    $ 370,000  Mandalay Resort Group, 9.375%, 2/15/10                    $ 389,425
      930,000  MGM MIRAGE, 6.75%, 9/1/12                                   919,537
      915,000  MGM MIRAGE, 7.50%, 6/1/16                                   913,855
      320,000  Pinnacle Entertainment Inc., 7.50%, 6/15/15
               (Acquired 6/5/07, Cost $315,280)(1)                         304,400
      500,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                499,724
      290,000  Seminole Hard Rock Entertainment Inc./Seminole Hard
               Rock International LLC, VRN, 8.19%, 12/15/07,
               resets quarterly off the 3-month T-Bill plus 2.50%
               with no caps (Acquired 2/27/07, Cost $290,000)(1)           284,563
      310,000  Station Casinos Inc., 6.875%, 3/1/16                        271,250
      365,000  Station Casinos Inc., 6.625%, 3/15/18                       307,513
      365,000  Wimar OpCo LLC/Wimar OpCo Finance Corp., 9.625%,
               12/15/14 (Acquired 12/14/06, Cost $365,000)(1)              284,700
    1,093,000  Wynn Las Vegas LLC, 6.625%, 12/1/14                       1,076,604
                                                                      ------------
                                                                         8,493,847
                                                                      ------------
HOUSEHOLD DURABLES -- 1.0%
      765,000  K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13              550,800
      715,000  KB Home, 7.75%, 2/1/10                                      681,038
      378,000  Standard Pacific Corp., 7.75%, 3/15/13                      292,950
                                                                      ------------
                                                                         1,524,788
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 3.3%
      910,000  AES Corp. (The), 9.375%, 9/15/10                            964,600
      275,000  Dynegy Holdings Inc., 7.50%, 6/1/15 (Acquired
               5/17/07, Cost $275,000)(1)                                  266,750
      535,000  Dynegy Holdings Inc., 8.375%, 5/1/16                        540,350
      415,000  Dynegy Holdings Inc., 7.75%, 6/1/19 (Acquired
               5/17/07, Cost $415,000)(1)                                  398,919
    1,085,000  Indiantown Cogeneration L.P., 9.77%, 12/15/20             1,266,320
      480,000  NRG Energy Inc., 7.25%, 2/1/14                              482,400
      255,000  NRG Energy Inc., 7.375%, 2/1/16                             256,275
      723,000  NRG Energy Inc., 7.375%, 1/15/17                            724,808
                                                                      ------------
                                                                         4,900,422
                                                                      ------------

Principal Amount                                                             Value

INDUSTRIAL CONGLOMERATES -- 0.8%
   $1,185,000  Stena AB, 7.50%, 11/1/13                                $ 1,196,850
                                                                      ------------
INSURANCE -- 0.5%
      398,000  Crum & Forster Holdings Corp., 7.75%, 5/1/17                380,090
      420,000  UnumProvident Finance Co. plc, 6.85%, 11/15/15              429,012
                                                                      ------------
                                                                           809,102
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.1%
      565,000  Windstream Corp., 8.125%, 8/1/13                            597,488
      620,000  Windstream Corp., 8.625%, 8/1/16                            664,175
      360,000  Windstream Corp., 7.00%, 3/15/19                            352,800
                                                                      ------------
                                                                         1,614,463
                                                                      ------------
IT SERVICES -- 0.8%
      475,000  Sabre Holdings Corp., 8.35%, 3/15/16                        429,875
      710,000  SunGard Data Systems Inc., 9.125%, 8/15/13                  741,950
                                                                      ------------
                                                                         1,171,825
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
      495,000  Da-Lite Screen Co., Inc., 9.50%, 5/15/11                    520,988
      495,000  Travelport LLC, 11.875%, 9/1/16                             520,987
                                                                      ------------
                                                                         1,041,975
                                                                      ------------
LEISURE FACILITIES -- 0.5%
      418,000  Universal City Development Partners, 11.75%, 4/1/10         437,855
      256,000  Universal City Florida Holding Co. I/Universal City
               Florida Holdings Co.II, 8.375%, 5/1/10                      259,200
                                                                      ------------
                                                                           697,055
                                                                      ------------
MACHINERY -- 0.8%
      360,000  American Railcar Industries Inc., 7.50%, 3/1/14             360,000
      459,000  Rental Service Corp., 9.50%, 12/1/14                        440,640
      385,000  Terex Corp., 7.375%, 1/15/14                                392,700
                                                                      ------------
                                                                         1,193,340
                                                                      ------------
MEDIA -- 10.5%
      717,000  AMC Entertainment Inc., 11.00%, 2/1/16                      767,190
      495,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15             503,663
      985,000  CCH II, LLC/CCH II Capital Corp., 10.25%, 9/15/10         1,029,324

------
23

High-Yield Bond

Principal Amount                                                             Value

    $ 925,000  Charter Communications Holdings, LLC/CCH I
               Holdings, LLC, 11.75%, 5/15/14                            $ 860,250
      370,000  Charter Communications Holdings, LLC/CCH I, LLC,
               11.00%, 10/1/15                                             381,100
      530,000  CSC Holdings, Inc., 8.125%, 7/15/09                         540,600
      254,000  CSC Holdings, Inc., 8.125%, 8/15/09                         259,080
      810,000  CSC Holdings, Inc., 7.625%, 4/1/11                          816,075
      916,000  CSC Holdings, Inc., 7.875%, 2/15/18                         893,100
      365,000  EchoStar DBS Corp., 7.00%, 10/1/13                          375,038
      255,000  EchoStar DBS Corp., 7.125%, 2/1/16                          263,288
      108,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15                96,930
      135,000  Harland Clarke Holdings Corp., VRN, 10.31%,
               11/15/07, resets quarterly off the 3-month T-Bill
               plus 4.75% with no caps                                     121,163
    1,924,000  Idearc Inc., 8.00%, 11/15/16                              1,928,879
      495,000  Kabel Deutschland GmbH, 10.625%, 7/1/14                     532,125
      630,000  Lamar Media Corp., 6.625%, 8/15/15                          611,100
      655,000  LIN Television Corp., 6.50%, 5/15/13                        640,263
      540,000  Mediacom Broadband LLC/Mediacom Broadband Corp.,
               8.50%, 10/15/15                                             544,050
      265,000  Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11        261,688
      560,000  Quebecor Media Inc., 7.75%, 3/15/16 (Acquired
               9/26/07-9/28/07, Cost $530,319)(1)                          536,900
      310,000  R.H. Donnelley Corp., 6.875%, 1/15/13                       294,500
      750,000  R.H. Donnelley Corp., 6.875%, 1/15/13                       712,500
    1,090,000  R.H. Donnelley Corp., 6.875%, 1/15/13                     1,035,499
      215,000  R.H. Donnelley Corp., 8.875%, 1/15/16                       220,106
      225,000  R.H. Donnelley Corp., 8.875%, 10/15/17 (Acquired
               9/19/07, Cost $225,000)(1)                                  229,500
      960,000  Univision Communications Inc., 9.75%, 3/15/15
               (Acquired 3/1/07, Cost $960,000)(1)                         940,799

Principal Amount                                                             Value

     $ 55,000  Videotron Ltee, 6.875%, 1/15/14                             $54,313
      235,000  Videotron Ltee, 6.375%, 12/15/15                            222,075
                                                                      ------------
                                                                        15,671,098
                                                                      ------------
METALS & MINING -- 1.7%
      715,000  Freeport-McMoRan Copper & Gold Inc., 8.25%, 4/1/15          773,988
    1,310,000  Freeport-McMoRan Copper & Gold Inc., 8.375%, 4/1/17       1,434,450
      399,000  Novelis Inc., 7.25%, 2/15/15                                387,030
                                                                      ------------
                                                                         2,595,468
                                                                      ------------
MULTI-UTILITIES -- 0.5%
      595,000  Basic Energy Services Inc., 7.125%, 4/15/16                 581,613
      160,000  PSEG Energy Holdings Inc., 8.50%, 6/15/11                   169,204
                                                                      ------------
                                                                           750,817
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 10.0%
      605,000  Chaparral Energy Inc., 8.875%, 2/1/17 (Acquired
               1/10/07-1/11/07, Cost $602,000)(1)                          570,213
      375,000  Chesapeake Energy Corp., 7.625%, 7/15/13                    393,750
      235,000  Chesapeake Energy Corp., 7.50%, 9/15/13                     242,638
      383,000  Chesapeake Energy Corp., 6.375%, 6/15/15                    377,734
      862,000  Chesapeake Energy Corp., 6.625%, 1/15/16                    861,999
      145,000  Cimarex Energy Co., 7.125%, 5/1/17                          144,638
      444,000  Complete Production Services, Inc., 8.00%, 12/15/16         441,225
      430,000  Denbury Resources Inc., 7.50%, 12/15/15                     442,900
      560,000  El Paso Corp., 7.75%, 1/15/32                               571,448
      330,000  Forest Oil Corp., 7.25%, 6/15/19 (Acquired 6/1/07,
               Cost $330,000)(1)                                           331,650
      365,000  Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16               333,589
      565,000  Knight Inc., 6.50%, 9/1/12                                  562,260
      370,000  Mariner Energy Inc., 8.00%, 5/15/17                         363,525
      640,000  Massey Energy Co., 6.625%, 11/15/10                         628,800
      110,000  Newfield Exploration Co., 6.625%, 9/1/14                    108,625
      525,000  Newfield Exploration Co., 6.625%, 4/15/16                   515,813

------
24

High-Yield Bond

Principal Amount                                                             Value

    $ 550,000  OPTI Canada Inc., 8.25%, 12/15/14 (Acquired
               12/8/06, Cost $550,000)(1)                                $ 556,875
      515,000  Peabody Energy Corp., 7.375%, 11/1/16                       545,900
      560,000  Peabody Energy Corp., 7.875%, 11/1/26                       595,000
      871,000  Petrohawk Energy Corp., 9.125%, 7/15/13                     923,259
      327,000  Petroplus Finance Ltd., 6.75%, 5/1/14 (Acquired
               4/25/07, Cost $327,000)(1)                                  315,555
      272,000  Petroplus Finance Ltd., 7.00%, 5/1/17 (Acquired
               4/25/07, Cost $272,000)(1)                                  259,760
      455,000  Plains Exploration & Production Co., 7.75%, 6/15/15         448,175
      360,000  Plains Exploration & Production Co., 7.00%, 3/15/17         338,400
      429,000  Pogo Producing Co., 7.875%, 5/1/13                          446,160
      594,000  Range Resources Corp., 6.375%, 3/15/15                      582,120
      130,000  Range Resources Corp., 7.50%, 5/15/16                       133,250
      160,000  Sonat Inc., 7.625%, 7/15/11                                 166,388
      286,000  Stallion Oilfield Services/Stallion Oilfield
               Finance Corp., 9.75%, 2/1/15 (Acquired 1/19/07,
               Cost $286,000)(1)                                           278,493
      670,000  Tesoro Corp., 6.625%, 11/1/15                               673,349
      530,000  W&T Offshore Inc., 8.25%, 6/15/14 (Acquired 6/8/07,
               Cost $530,000)(1)                                           512,775
      668,000  Whiting Petroleum Corp., 7.25%, 5/1/13                      654,639
      293,000  Williams Partners L.P./Williams Partners Finance
               Corp., 7.25%, 2/1/17 (Acquired 12/6/06, Cost
               $293,000)(1)                                                300,325
      280,000  VeraSun Energy Corp., 9.375%, 6/1/17 (Acquired
               5/11/07, Cost $278,600)(1)                                  242,200
                                                                      ------------
                                                                        14,863,430
                                                                      ------------
PAPER & FOREST PRODUCTS -- 2.1%
      740,000  Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/15          542,050
      908,000  Abitibi-Consolidated Inc., 7.75%, 6/15/11                   703,700
      385,000  Bowater Canada Finance, 7.95%, 11/15/11                     318,588

Principal Amount                                                             Value

    $ 252,000  Cascades Inc., 7.25%, 2/15/13                             $ 248,220
      180,000  Catalyst Paper Corp., 8.625%, 6/15/11                       141,300
      879,000  Georgia-Pacific Corp., 7.00%, 1/15/15 (Acquired
               12/13/06, Cost $879,000)(1)                                 861,420
      284,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
               12/13/06, Cost $284,000)(1)                                 276,190
                                                                      ------------
                                                                         3,091,468
                                                                      ------------
PHARMACEUTICALS -- 0.3%
      505,000  Omnicare Inc., 6.75%, 12/15/13                              473,438
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%
      612,000  FelCor Lodging L.P., 8.50%, 6/1/11                          648,720
    1,515,000  Host Marriot, L.P., 7.125%, 11/1/13                       1,533,938
      384,000  Senior Housing Properties Trust, 8.625%, 1/15/12            414,720
      400,000  Ventas Realty L.P./Ventas Capital Corp., 9.00%,
               5/1/12                                                      437,000
       35,000  Ventas Realty L.P./Ventas Capital Corp., 6.50%,
               6/1/16                                                       34,650
                                                                      ------------
                                                                         3,069,028
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.1%
      725,000  Realogy Corp., 10.50%, 4/15/14 (Acquired
               4/5/07-4/6/07, Cost $718,589)(1)                            619,875
      475,000  Realogy Corp., 12.375%, 4/15/15 (Acquired 4/5/07,
               Cost $466,194)(1)                                           359,813
      665,000  Rouse Co. (The), 7.20%, 9/15/12                             670,556
                                                                      ------------
                                                                         1,650,244
                                                                      ------------
ROAD & RAIL -- 0.5%
      690,000  Hertz Corp., 8.875%, 1/1/14                                 714,150
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
      490,000  Freescale Semiconductor Inc., 8.875%, 12/15/14              475,300
      735,000  Freescale Semiconductor Inc., 9.125%, 12/15/14              683,550
      184,000  Freescale Semiconductor Inc., 10.125%, 12/15/16             172,040
      342,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                         344,565
                                                                      ------------
                                                                         1,675,455
                                                                      ------------

------
25

High-Yield Bond

Principal Amount                                                             Value

SPECIALTY RETAIL -- 1.9%
    $ 190,000  Claire's Stores Inc., 9.25%, 6/1/15 (Acquired
               5/22/07, Cost $190,000)(1)                                $ 165,300
      495,000  Claire's Stores Inc., 10.50%, 6/1/17 (Acquired
               5/22/07-7/27/07, Cost $443,300)(1)                          383,625
      560,000  GSC Holdings Corp., 8.00%, 10/1/12                          585,199
      440,000  Michaels Stores, Inc., 10.00%, 11/1/14                      453,200
      375,000  Michaels Stores, Inc., 11.375%, 11/1/16                     385,313
      485,000  Visant Corp., 7.625%, 10/1/12                               495,913
      395,000  Warnaco Inc., 8.875%, 6/15/13                               415,738
                                                                      ------------
                                                                         2,884,288
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
      520,000  Invista, 9.25%, 5/1/12                                      548,600
      605,000  Levi Strauss & Co., 8.875%, 4/1/16                          626,175
      922,000  Oxford Industries, Inc., 8.875%, 6/1/11                     935,830
                                                                      ------------
                                                                         2,110,605
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 1.1%
      480,000  Residential Capital Corp., 6.50%, 4/17/13                   388,012
      480,000  Residential Capital Corp., 6.875%, 6/30/15                  388,123
    1,134,000  Residential Capital Corp., VRN, 8.69%, 10/17/07,
               resets quarterly off the 3-month LIBOR plus 1.83%
               with no caps (Acquired 4/11/06-8/22/07, Cost
               $982,300)(1)                                                795,218
                                                                      ------------
                                                                         1,571,353
                                                                      ------------
TOBACCO -- 0.5%
      745,000  Reynolds American Inc., 7.625%, 6/1/16                      796,929
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.1%
      305,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
               8/1/06, Cost $305,000)(1)                                   302,331
    1,243,000  United Rentals North America, Inc., 6.50%, 2/15/12        1,264,753
                                                                      ------------
                                                                         1,567,084
                                                                      ------------
TRANSPORTATION INFRASTRUCTURE -- 0.6%
       83,000  Kansas City Southern de Mexico, SA de CV, 9.375%,
               5/1/12                                                       87,358
      257,000  Kansas City Southern de Mexico, SA de CV, 7.625%,
               12/1/13 (Acquired 11/13/06, Cost $257,000)(1)               252,502

Principal Amount                                                             Value

    $ 585,000  Kansas City Southern de Mexico, SA de CV, 7.375%,
               6/1/14 (Acquired 5/14/07, Cost $585,000)(1)               $ 573,300
                                                                      ------------
                                                                           913,160
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
      420,000  American Tower Corp., 0.00%, 10/15/17 (Acquired
               9/24/07, Cost $420,000)(1)                                  424,725
      542,000  Rogers Wireless Inc., 8.00%, 12/15/12                       567,788
                                                                      ------------
                                                                           992,513
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $139,818,865)                                                    139,318,308
                                                                      ------------

Commercial Paper(2) -- 5.0%

    2,000,000  Alpine Securitization, 5.90%, 10/5/07                     1,997,900
    1,800,000  Rabobank USA Financial Corp., 4.84%, 10/1/07              1,799,251
    1,700,000  Thunder Bay Funding LLC, 5.25%, 10/4/07                   1,698,465
    2,000,000  Windmill Funding Corp., 6.20%, 10/15/07                   1,994,922
                                                                      ------------
TOTAL COMMERCIAL PAPER
(Cost $7,493,123)                                                        7,490,538
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.7%
(Cost $147,311,988)                                                    146,808,846
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.3%                                     1,985,971
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $148,794,817
                                                                      ============

Notes to Schedule of Investments

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was
$26,886,651, which represented 18.1% of total net assets. None of the restricted securities are considered to be illiquid.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
26

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
27

                                                     Expenses Paid
                         Beginning                      During
                          Account        Ending        Period(1)      Annualized
                           Value      Account Value    4/1/07 -        Expense
                           4/1/07        9/30/07        9/30/07        Ratio(1)

Select Bond

ACTUAL

Investor Class             $1,000       $1,014.00        $3.12          0.62%
Institutional Class        $1,000       $1,015.00        $2.12          0.42%

A Class (after
waiver)(2)                 $1,000       $1,012.80        $4.28          0.85%

A Class (before
waiver)                    $1,000     $1,012.80(3)       $4.38          0.87%

B Class (after
waiver)(2)                 $1,000       $1,009.50        $7.54          1.50%

B Class (before
waiver)                    $1,000     $1,009.50(3)       $8.14          1.62%

C Class                    $1,000       $1,008.90        $8.14          1.62%

R Class                    $1,000       $1,011.40        $5.63          1.12%

HYPOTHETICAL

Investor Class             $1,000       $1,021.90        $3.13          0.62%

Institutional Class        $1,000       $1,022.90        $2.12          0.42%

A Class (after
waiver)(2)                 $1,000       $1,020.75        $4.29          0.85%

A Class (before
waiver)                    $1,000       $1,020.65        $4.39          0.87%

B Class (after
waiver)(2)                 $1,000       $1,017.50        $7.57          1.50%

B Class (before
waiver)                    $1,000       $1,016.90        $8.17          1.62%

C Class                    $1,000       $1,016.90        $8.17          1.62%

R Class                    $1,000       $1,019.40        $5.65          1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended September 30, 2007, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
28

                                                         Expenses
                                                           Paid
                            Beginning                     During
                             Account       Ending       Period(1)     Annualized
                              Value     Account Value    4/1/07 -       Expense
                             4/1/07        9/30/07       9/30/07       Ratio(1)

High-Yield Bond

ACTUAL

Investor Class (after
waiver)(2)                   $1,000       $1,007.00       $4.01          0.80%

Investor Class (before
waiver)                      $1,000     $1,007.00(3)      $4.37          0.87%

Institutional Class
(after waiver)(2)            $1,000       $1,008.00       $3.01          0.60%

Institutional Class
(before waiver)              $1,000     $1,008.00(3)      $3.36          0.67%

A Class (after waiver)(2)    $1,000       $1,005.70       $5.26          1.05%

A Class (before waiver)      $1,000     $1,005.70(3)      $5.62          1.12%

B Class (after waiver)(2)    $1,000       $1,001.90       $9.01          1.80%

B Class (before waiver)      $1,000     $1,001.90(3)      $9.36          1.87%

C Class (after waiver)(2)    $1,000       $1,002.00       $9.01          1.80%

C Class (before waiver)      $1,000     $1,002.00(3)      $9.36          1.87%

R Class (after waiver)(2)    $1,000       $1,004.50       $6.51          1.30%

R Class (before waiver)      $1,000     $1,004.50(3)      $6.87          1.37%

HYPOTHETICAL

Investor Class (after
waiver)(2)                   $1,000       $1,021.00       $4.04          0.80%

Investor Class (before
waiver)                      $1,000       $1,020.65       $4.39          0.87%

Institutional Class
(after waiver)(2)            $1,000       $1,022.00       $3.03          0.60%

Institutional Class
(before waiver)              $1,000       $1,021.65       $3.39          0.67%

A Class (after waiver)(2)    $1,000       $1,019.75       $5.30          1.05%

A Class (before waiver)      $1,000       $1,019.40       $5.65          1.12%

B Class (after waiver)(2)    $1,000       $1,016.00       $9.07          1.80%

B Class (before waiver)      $1,000       $1,015.65       $9.42          1.87%

C Class (after waiver)(2)    $1,000       $1,016.00       $9.07          1.80%

C Class (before waiver)      $1,000       $1,015.65       $9.42          1.87%

R Class (after waiver)(2)    $1,000       $1,018.50       $6.56          1.30%

R Class (before waiver)      $1,000       $1,018.15       $6.91          1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) During the six months ended September 30, 2007, the class received a partial waiver of its management fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
29

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)
                                                                        High-Yield
                                                       Select Bond            Bond
ASSETS

Investment securities, at value (cost of
$98,982,212 and $147,311,988, respectively)            $97,743,002    $146,808,846

Cash                                                       260,628         154,538

Receivable for investments sold                          1,670,905         420,563

Receivable for capital shares sold                             705              --

Interest receivable                                        853,650       3,318,360
                                                       -----------    ------------
                                                       100,528,890     150,702,307
                                                       -----------    ------------

LIABILITIES

Payable for investments purchased                        3,465,275       1,766,478

Payable for capital shares redeemed                        395,429          43,945

Accrued management fees                                     44,011          75,163

Distribution fees payable                                    4,920           1,801

Service fees (and distribution fees -- A Class and
R Class) payable                                            11,358           4,068

Dividends payable                                           11,125          16,035
                                                       -----------    ------------
                                                         3,932,118       1,907,490
                                                       -----------    ------------

NET ASSETS                                             $96,596,772    $148,794,817
                                                       ===========    ============

See Notes to Financial Statements.

------
30

SEPTEMBER 30, 2007 (UNAUDITED)
                                                      Select Bond  High-Yield Bond
NET ASSETS CONSIST OF:

Capital paid in                                      $106,666,000     $156,731,689

Accumulated net realized loss on investment
transactions                                          (8,817,441)      (7,433,730)

Net unrealized depreciation on investments            (1,251,787)        (503,142)
                                                     ------------     ------------
                                                     $ 96,596,772     $148,794,817
                                                     ============     ============

INVESTOR CLASS

Net assets                                               $280,808         $330,105

Shares outstanding                                         29,979           47,121

Net asset value per share                                   $9.37            $7.01

INSTITUTIONAL CLASS

Net assets                                            $34,435,118     $128,852,089

Shares outstanding                                      3,676,245       18,393,066

Net asset value per share                                   $9.37            $7.01

A CLASS

Net assets                                            $53,935,035      $16,631,296

Shares outstanding                                      5,758,023        2,374,048

Net asset value per share                                   $9.37            $7.01

Maximum offering price (net asset value divided
by 0.955)                                                   $9.81            $7.34

B CLASS

Net assets                                             $7,722,806       $2,876,465

Shares outstanding                                        824,581          410,836

Net asset value per share                                   $9.37            $7.00

C CLASS

Net assets                                               $192,792          $77,283

Shares outstanding                                         20,580           11,031

Net asset value per share                                   $9.37            $7.01

R CLASS

Net assets                                                $30,213          $27,579

Shares outstanding                                          3,225            3,937

Net asset value per share                                   $9.37            $7.01

See Notes to Financial Statements.

------
31

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
                                                      Select Bond  High-Yield Bond
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                              $ 2,709,295      $ 5,847,318

EXPENSES:

Management fees                                           282,964          521,583

Distribution fees:

 B Class                                                   29,814           11,214

 C Class                                                      721              366

Service fees:

 B Class                                                    9,938            3,738

 C Class                                                      240              122

Distribution and service fees:

 A Class                                                   75,874           23,965

 R Class                                                       74               68

Trustees' fees and expenses                                 2,502            3,600

Other expenses                                                 57               81
                                                      -----------      -----------
                                                          402,184          564,737

Amount waived                                            (10,840)         (53,026)
                                                      -----------      -----------
                                                          391,344          511,711
                                                      -----------      -----------

NET INVESTMENT INCOME (LOSS)                            2,317,951        5,335,607
                                                      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions            (227,545)           11,812

Futures transactions                                     (63,424)               --
                                                      -----------      -----------
                                                        (290,969)           11,812
                                                      -----------      -----------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                             (775,936)      (4,257,649)

Futures                                                  (12,577)               --
                                                      -----------      -----------
                                                        (788,513)      (4,257,649)
                                                      -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (1,079,482)      (4,245,837)
                                                      -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                       $ 1,238,469      $ 1,089,770
                                                      ===========      ===========

See Notes to Financial Statements.

------
32

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND YEAR ENDED MARCH 31, 2007
                                         Select Bond               High-Yield Bond
Increase (Decrease)         Sept. 30,      March 31,      Sept. 30,      March 31,
in Net Assets                    2007           2007           2007           2007

OPERATIONS

Net investment income
(loss)                    $ 2,317,951    $ 5,104,412    $ 5,335,607    $ 9,960,875

Net realized gain
(loss)                      (290,969)    (1,807,284)         11,812        337,593

Change in net
unrealized
appreciation
(depreciation)              (788,513)      3,264,050    (4,257,649)      4,205,432
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations                  1,238,469      6,561,178      1,089,770     14,503,900
                         ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:

 Investor Class               (5,021)        (2,333)       (10,426)        (9,834)

 Institutional
 Class                      (828,769)    (1,540,109)    (4,586,056)    (8,227,506)

 A Class                  (1,353,284)    (3,290,481)      (645,832)    (1,509,725)

 B Class                    (151,094)      (323,490)       (89,503)      (208,448)

 C Class                      (3,531)        (2,514)        (2,903)        (3,774)

 R Class                        (614)        (1,077)          (887)        (1,589)
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions             (2,342,313)    (5,160,004)    (5,335,607)    (9,960,876)
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions       (11,503,125)   (24,651,321)        273,735      1,935,749
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                   (12,606,969)   (23,250,147)    (3,972,102)      6,478,773

NET ASSETS

Beginning of period       109,203,741    132,453,888    152,766,919    146,288,146
                         ------------   ------------   ------------   ------------

End of period            $ 96,596,772   $109,203,741   $148,794,817   $152,766,919
                         ============   ============   ============   ============

Undistributed net
investment income                  --       $195,339             --       $193,295
                         ============   ============   ============   ============

See Notes to Financial Statements.

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33

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century-Mason Street Select Bond Fund
(Select Bond) and American Century-Mason Street High-Yield Bond Fund
(High-Yield Bond) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Select Bond's investment objective is to seek high income and capital appreciation, consistent with capital preservation. Select Bond invests primarily in investment-grade debt securities with maturities exceeding one year.
High-Yield Bond's investment objective is to seek high current income and capital appreciation. High-Yield Bond invests primarily in non-
investment-grade debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the funds' Investor Class, Institutional Class, C
Class and R Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------
34

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
35

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2925% to 0.4100% for Select Bond and from
0.5425% to 0.6600% for High-Yield Bond. The rates for the Complex Fee
(Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to
0.3100%. The Institutional Class is 0.2000% less at each point within the
Complex Fee range. From August 1, 2006 through July 31, 2007, the investment advisor voluntarily agreed to waive 0.071% of its management fee for
High-Yield Bond. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.070% of its management fee for High-Yield Bond. The total amount of the waiver for the six months ended September 30, 2007, was $105,
$45,042, $6,777, $1,057, $35 and $10 for the Investor Class, Institutional
Class, A Class, B Class, C Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the six months ended September 30, 2007, was as follows:

                                     Investor, A, B, C & R   Institutional
Select Bond                                  0.62%               0.42%
High-Yield Bond (before waiver)              0.87%               0.67%
High-Yield Bond (after waiver)               0.80%               0.60%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining Mason Street Advisors
LLC as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. ACIS has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.02%
and 0.12% for the A Class and B Class, respectively, of Select Bond. The total amount of the waiver for the six months ended September 30, 2007, was $6,070 and $4,770 for the A Class and B Class, respectively. Fees incurred under the plans during the six months ended September 30, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
36

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2007, were as follows:

                                                                        High-Yield
                                                       Select Bond            Bond
PURCHASES

U.S. Treasury & Government Agency Obligations          $74,858,454              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $9,794,339     $41,721,198

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations          $81,039,696              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                          $14,110,660     $42,639,160

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                          Six months ended September
                                            30, 2007  Year ended March 31, 2007(1)
                             Shares           Amount        Shares          Amount
Select Bond

INVESTOR CLASS

Sold                         21,684        $ 201,865        10,589        $ 99,072

Issued in
reinvestment of
distributions                   313            2,927           244           2,295

Redeemed                    (2,851)         (26,575)            --              --
                        -----------    -------------   -----------   -------------
                             19,146          178,217        10,833         101,367
                        -----------    -------------   -----------   -------------

INSTITUTIONAL CLASS

Sold                             --               --     3,423,279      31,964,191

Issued in
reinvestment of
distributions                88,103          823,614       164,863       1,540,109
                        -----------    -------------   -----------   -------------
                             88,103          823,614     3,588,142      33,504,300
                        -----------    -------------   -----------   -------------

A CLASS

Sold                        487,066        4,551,019     1,553,876      14,580,154

Issued in
reinvestment of
distributions               132,371        1,237,564       319,707       2,996,126

Redeemed                (1,920,991)     (17,943,801)   (8,005,164)    (74,708,637)
                        -----------    -------------   -----------   -------------
                        (1,301,554)     (12,155,218)   (6,131,581)    (57,132,357)
                        -----------    -------------   -----------   -------------

B CLASS

Sold                         10,318           96,501        45,005         425,746

Issued in
reinvestment of
distributions                13,800          128,985        29,408         275,223

Redeemed                   (67,498)        (632,194)     (212,818)     (1,990,778)
                        -----------    -------------   -----------   -------------
                           (43,380)        (406,708)     (138,405)     (1,289,809)
                        -----------    -------------   -----------   -------------

C CLASS

Sold                          9,161           86,119        14,458         134,369

Issued in
reinvestment of
distributions                   363            3,390           269           2,514

Redeemed                    (3,671)         (34,220)            --              --
                        -----------    -------------   -----------   -------------
                              5,853           55,289        14,727         136,883
                        -----------    -------------   -----------   -------------

R CLASS

Sold                            114            1,071         4,489          41,957

Issued in
reinvestment of
distributions                    65              610           112           1,053

Redeemed                         --               --       (1,555)        (14,715)
                        -----------    -------------   -----------   -------------
                                179            1,681         3,046          28,295
                        -----------    -------------   -----------   -------------
Net increase
(decrease)              (1,231,653)    $(11,503,125)   (2,653,238)   $(24,651,321)
                        ===========    =============   ===========   =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

------
37

                         Six months ended September
                                           30, 2007   Year ended March 31, 2007(1)
                              Shares         Amount         Shares          Amount
High-Yield Bond

INVESTOR CLASS

Sold                           4,295       $ 30,093         46,821       $ 329,531

Issued in
reinvestment of
distributions                  1,472         10,357          1,367           9,777

Redeemed                       (167)        (1,168)        (6,667)        (47,688)
                           ---------    -----------   ------------   -------------
                               5,600         39,282         41,521         291,620
                           ---------    -----------   ------------   -------------

INSTITUTIONAL CLASS

Sold                              --             --     16,575,523     116,357,372

Issued in
reinvestment of
distributions                648,546      4,561,712      1,168,997       8,227,506
                           ---------    -----------   ------------   -------------
                             648,546      4,561,712     17,744,520     124,584,878
                           ---------    -----------   ------------   -------------

A CLASS

Sold                         149,228      1,053,003        738,562       5,219,940

Issued in
reinvestment of
distributions                 73,246        515,718        158,029       1,136,977

Redeemed                   (809,308)    (5,700,531)   (18,265,197)   (128,220,528)
                           ---------    -----------   ------------   -------------
                           (586,834)    (4,131,810)   (17,368,606)   (121,863,611)
                           ---------    -----------   ------------   -------------

B CLASS

Sold                           8,538         61,462         29,791         208,698

Issued in
reinvestment of
distributions                 10,347         72,782         23,801         167,556

Redeemed                    (43,243)      (306,342)      (224,281)     (1,580,291)
                           ---------    -----------   ------------   -------------
                            (24,358)      (172,098)      (170,689)     (1,204,037)
                           ---------    -----------   ------------   -------------

C CLASS

Sold                             582          3,989         14,012          96,457

Issued in
reinvestment of
distributions                    392          2,762            534           3,774

Redeemed                     (4,489)       (31,071)             --              --
                           ---------    -----------   ------------   -------------
                             (3,515)       (24,320)         14,546         100,231
                           ---------    -----------   ------------   -------------

R CLASS

Sold                              13             87          3,724          26,166

Issued in
reinvestment of
distributions                    125            882            225           1,589

Redeemed                          --             --          (150)         (1,087)
                           ---------    -----------   ------------   -------------
                                 138            969          3,799          26,668
                           ---------    -----------   ------------   -------------
Net increase
(decrease)                    39,577      $ 273,735        265,091     $ 1,935,749
                           =========    ===========   ============   =============

(1) April 3, 2006 (commencement of sale) through March 31, 2007 for Investor
Class, Institutional Class, C Class and R Class.

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2007.

6. RISK FACTORS

High-Yield Bond invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

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38

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain in Select Bond relate primarily to the character of paydown losses.

As of September 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                      Select Bond  High-Yield Bond
Federal tax cost of investments                       $99,018,146     $147,383,493
                                                     ============     ============
Gross tax appreciation of investments                   $ 402,738      $ 2,531,047

Gross tax depreciation of investments                 (1,677,882)      (3,105,694)
                                                     ------------     ------------
Net tax appreciation (depreciation) of investments   $(1,275,144)      $ (574,647)
                                                     ============     ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts as of March 31, 2007:

                                 Select Bond   High-Yield Bond
Accumulated capital losses      $(7,963,150)     $(7,247,151)
Capital loss deferrals           $(101,534)           --

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                        2011       2012     2013          2014           2015
Select Bond              --         --   $(244,518)   $(4,029,895)   $(3,688,737)
High-Yield Bond     $(4,165,343)    --       --       $(2,056,361)   $(1,025,447)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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39

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Select Bond and High-Yield Bond acquired all of the net assets of two funds issued by Mason Street Funds,
Inc., Mason Street Select Bond Fund (Mason Street Select) and Mason Street
High Yield Bond Fund (Mason Street High Yield), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on March
23, 2006. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization period are Mason
Street Select and Mason Street High Yield. These funds were also reorganized as funds issued by American Century Investment Trust.

Prior to the reorganization, Mason Street Select and Mason Street High Yield
had A Class, B Class and C Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired funds were converted to A Class shares and B Class shares, respectively, of the surviving funds. C Class shares of the acquired funds were converted to A Class shares of the surviving funds.

A Class, B Class and C Class net assets of Mason Street Select before the reorganization were $121,068,940, $9,387,851 and $1,997,097, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of Select Bond were $123,066,037, $9,387,851 and $-, respectively.

A Class, B Class and C Class net assets of Mason Street High Yield before the reorganization were $141,592,864, $4,231,440 and $463,842, respectively.
Immediately after the reorganization, A Class, B Class and C Class net assets of High-Yield Bond were $142,056,706, $4,231,440 and $-, respectively.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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40

FINANCIAL HIGHLIGHTS
Select Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.22       0.41

 Net Realized and Unrealized Gain (Loss)                         (0.09)       0.14
                                                                 ------     ------
 Total From Investment Operations                                  0.13       0.55
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.22)     (0.42)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.37      $9.46
                                                                 ======     ======

TOTAL RETURN(4)                                                   1.40%      6.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.62%(5)   0.62%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.65%(5)   4.52%(5)

Portfolio Turnover Rate                                             85%       161%

Net Assets, End of Period (in thousands)                           $281       $102

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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41

Select Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.23       0.44

 Net Realized and Unrealized Gain (Loss)                         (0.09)       0.13
                                                                 ------     ------
 Total From Investment Operations                                  0.14       0.57
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.23)     (0.44)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.37      $9.46
                                                                 ======     ======

TOTAL RETURN(4)                                                   1.50%      6.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.42%(5)   0.42%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.85%(5)   4.72%(5)

Portfolio Turnover Rate                                             85%       161%

Net Assets, End of Period (in thousands)                        $34,435    $33,943

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
42

Select Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $9.46      $9.33      $9.56     $10.01      $9.98      $9.50
                        ------     ------     ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.21       0.41       0.35       0.32       0.31       0.41

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.09)       0.12     (0.21)     (0.34)       0.32       0.82
                        ------     ------     ------     ------     ------     ------
 Total From
 Investment
 Operations               0.12       0.53       0.14     (0.02)       0.63       1.23
                        ------     ------     ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income                 (0.21)     (0.40)     (0.37)     (0.36)     (0.36)     (0.45)

 From Net
 Realized
 Gains                      --         --         --     (0.07)     (0.24)     (0.30)
                        ------     ------     ------     ------     ------     ------
 Total
 Distributions          (0.21)     (0.40)     (0.37)     (0.43)     (0.60)     (0.75)
                        ------     ------     ------     ------     ------     ------
Net Asset Value,
End of Period            $9.37      $9.46      $9.33      $9.56     $10.01      $9.98
                        ======     ======     ======     ======     ======     ======

TOTAL RETURN(3)          1.28%      5.86%      1.47%    (0.27)%      6.50%     13.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             0.85%(4)(5)   0.85%(5)   0.85%(6)   0.85%(6)   0.85%(6)   0.85%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       0.87%(4)      0.87%      0.86%      0.88%      0.93%      0.96%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             4.42%(4)(5)   4.29%(5)   3.66%(6)   3.29%(6)   3.08%(6)   4.13%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       4.40%(4)      4.27%      3.65%      3.26%      3.00%      4.02%

Portfolio
Turnover Rate              85%       161%    251%(7)       233%       168%       214%

Net Assets, End
of Period (in
thousands)             $53,935    $66,781   $121,069   $195,684   $146,431   $107,953

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the six months ended September 30, 2007 and the year ended March
31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(7) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
43

Select Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $9.46      $9.33      $9.56     $10.01      $9.98      $9.50
                        ------     ------     ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.18       0.35       0.29       0.25       0.24       0.34

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.09)       0.12     (0.21)     (0.35)       0.33       0.82
                        ------     ------     ------     ------     ------     ------
 Total From
 Investment
 Operations               0.09       0.47       0.08     (0.10)       0.57       1.16
                        ------     ------     ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income                 (0.18)     (0.34)     (0.31)     (0.29)     (0.30)     (0.38)

 From Net
 Realized
 Gains                      --         --         --     (0.06)     (0.24)     (0.30)
                        ------     ------     ------     ------     ------     ------
 Total
 Distributions          (0.18)     (0.34)     (0.31)     (0.35)     (0.54)     (0.68)
                        ------     ------     ------     ------     ------     ------
Net Asset Value,
End of Period            $9.37      $9.46      $9.33      $9.56     $10.01      $9.98
                        ======     ======     ======     ======     ======     ======

TOTAL RETURN(3)          0.95%      5.18%      0.82%    (0.91)%      5.80%     12.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.50%(4)(5)   1.50%(5)   1.50%(6)   1.50%(6)   1.50%(6)   1.50%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.62%(4)      1.62%      1.54%      1.55%      1.57%      1.61%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             3.77%(4)(5)   3.64%(5)   2.99%(6)   2.64%(6)   2.44%(6)   3.41%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       3.65%(4)      3.52%      2.95%      2.59%      2.37%      3.30%

Portfolio
Turnover Rate              85%       161%    251%(7)       233%       168%       214%

Net Assets, End
of Period (in
thousands)              $7,723     $8,210     $9,388    $10,010    $11,353    $10,082

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the six months ended September 30, 2007 and the year ended March
31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(7) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
44

Select Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.17       0.32

 Net Realized and Unrealized Gain (Loss)                         (0.09)       0.14
                                                                 ------     ------
 Total From Investment Operations                                  0.08       0.46
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.17)     (0.33)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.37      $9.46
                                                                 ======     ======

TOTAL RETURN(4)                                                   0.89%      5.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.62%(5)   1.62%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    3.65%(5)   3.52%(5)

Portfolio Turnover Rate                                             85%       161%

Net Assets, End of Period (in thousands)                           $193       $139

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
45

Select Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.46      $9.33
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.20       0.38

 Net Realized and Unrealized Gain (Loss)                         (0.09)       0.13
                                                                 ------     ------
 Total From Investment Operations                                  0.11       0.51
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.20)     (0.38)
                                                                 ------     ------
Net Asset Value, End of Period                                    $9.37      $9.46
                                                                 ======     ======

TOTAL RETURN(4)                                                   1.14%      5.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.12%(5)   1.12%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.15%(5)   4.02%(5)

Portfolio Turnover Rate                                             85%       161%

Net Assets, End of Period (in thousands)                            $30        $29

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
46

High-Yield Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                             2007(1)       2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $7.21         $7.02
                                                              ------        ------
Income From Investment Operations

 Net Investment Income (Loss)                                   0.25          0.47

 Net Realized and Unrealized Gain (Loss)                      (0.20)          0.19
                                                              ------        ------
 Total From Investment Operations                               0.05          0.66
                                                              ------        ------
Distributions

 From Net Investment Income                                   (0.25)        (0.47)
                                                              ------        ------
Net Asset Value, End of Period                                 $7.01         $7.21
                                                              ======        ======

TOTAL RETURN(3)                                                0.70%         9.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        0.80%(4)(5)   0.79%(4)(5)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                     0.87%(4)      0.87%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                   7.02%(4)(5)   6.71%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver)                              6.95%(4)      6.63%(4)

Portfolio Turnover Rate                                          30%           86%

Net Assets, End of Period (in thousands)                        $330          $299

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

------
47

High-Yield Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                             2007(1)       2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $7.21         $7.02
                                                              ------        ------
Income From Investment Operations

 Net Investment Income (Loss)                                   0.25          0.48

 Net Realized and Unrealized Gain (Loss)                      (0.20)          0.19
                                                              ------        ------
 Total From Investment Operations                               0.05          0.67
                                                              ------        ------
Distributions

 From Net Investment Income                                   (0.25)        (0.48)
                                                              ------        ------
Net Asset Value, End of Period                                 $7.01         $7.21
                                                              ======        ======

TOTAL RETURN(3)                                                0.80%         9.95%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        0.60%(4)(5)   0.59%(4)(5)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                     0.67%(4)      0.67%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                   7.22%(4)(5)   6.91%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver)                              7.15%(4)      6.83%(4)

Portfolio Turnover Rate                                          30%           86%

Net Assets, End of Period (in thousands)                    $128,852      $127,865

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

------
48

High-Yield Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $7.21      $6.99      $7.14      $7.13      $6.25      $6.79
                        ------     ------     ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.24       0.45    0.45(2)    0.48(2)    0.50(2)    0.57(2)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.20)       0.22     (0.14)       0.02       0.88     (0.53)
                        ------     ------     ------     ------     ------     ------
 Total From
 Investment
 Operations               0.04       0.67       0.31       0.50       1.38       0.04
                        ------     ------     ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income                 (0.24)     (0.45)     (0.46)     (0.49)     (0.50)     (0.58)
                        ------     ------     ------     ------     ------     ------
Net Asset
Value, End of
Period                   $7.01      $7.21      $6.99      $7.14      $7.13      $6.25
                        ======     ======     ======     ======     ======     ======

TOTAL RETURN(3)          0.57%      9.99%      4.55%      7.16%     22.79%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.05%(4)(5)   1.04%(5)      1.26%   1.30%(6)   1.30%(6)   1.30%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.12%(4)      1.12%      1.26%      1.31%      1.35%      1.46%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             6.77%(4)(5)   6.45%(5)      6.38%   6.70%(6)   7.29%(6)   9.24%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       6.70%(4)      6.37%      6.38%      6.69%      7.24%      9.08%

Portfolio
Turnover Rate              30%        86%       116%       141%       199%        78%

Net Assets, End
of Period (in
thousands)             $16,631    $21,336   $141,593   $157,118   $140,330   $107,051

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
49

High-Yield Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2007(1)       2007       2006       2005       2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $7.20      $6.98      $7.13      $7.13      $6.24      $6.78
                        ------     ------     ------     ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.21       0.40    0.40(2)    0.43(2)    0.45(2)    0.53(2)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.20)       0.22     (0.14)       0.01       0.90     (0.53)
                        ------     ------     ------     ------     ------     ------
 Total From
 Investment
 Operations               0.01       0.62       0.26       0.44       1.35         --
                        ------     ------     ------     ------     ------     ------
Distributions

 From Net
 Investment
 Income                 (0.21)     (0.40)     (0.41)     (0.44)     (0.46)     (0.54)
                        ------     ------     ------     ------     ------     ------
Net Asset
Value, End of
Period                   $7.00      $7.20      $6.98      $7.13      $7.13      $6.24
                        ======     ======     ======     ======     ======     ======

TOTAL RETURN(3)          0.19%      9.18%      3.84%      6.32%     22.19%      0.48%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.80%(4)(5)   1.79%(5)   1.95%(6)   1.95%(6)   1.95%(6)   1.95%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.87%(4)      1.87%      1.99%      1.99%      2.00%      2.11%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             6.02%(4)(5)   5.70%(5)   5.69%(6)   6.06%(6)   6.63%(6)   8.64%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       5.95%(4)      5.62%      5.65%      6.02%      6.58%      8.48%

Portfolio
Turnover Rate              30%        86%       116%       141%       199%        78%

Net Assets, End
of Period (in
thousands)              $2,876     $3,134     $4,231     $5,028     $5,316     $4,243

(1) Six months ended September 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

------
50

High-Yield Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                             2007(1)       2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $7.21         $7.02
                                                              ------        ------
Income From Investment Operations

 Net Investment Income (Loss)                                   0.21          0.40

 Net Realized and Unrealized Gain (Loss)                      (0.20)          0.19
                                                              ------        ------
 Total From Investment Operations                               0.01          0.59
                                                              ------        ------
Distributions

 From Net Investment Income                                   (0.21)        (0.40)
                                                              ------        ------
Net Asset Value, End of Period                                 $7.01         $7.21
                                                              ======        ======

TOTAL RETURN(3)                                                0.20%         8.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.80%(4)(5)   1.79%(4)(5)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                     1.87%(4)      1.87%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                   6.02%(4)(5)   5.71%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver)                              5.95%(4)      5.63%(4)

Portfolio Turnover Rate                                          30%           86%

Net Assets, End of Period (in thousands)                         $77          $105

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

------
51

High-Yield Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                             2007(1)       2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $7.21         $7.02
                                                              ------        ------
Income From Investment Operations

 Net Investment Income (Loss)                                   0.23          0.43

 Net Realized and Unrealized Gain (Loss)                      (0.20)          0.19
                                                              ------        ------
 Total From Investment Operations                               0.03          0.62
                                                              ------        ------
Distributions

 From Net Investment Income                                   (0.23)        (0.43)
                                                              ------        ------
Net Asset Value, End of Period                                 $7.01         $7.21
                                                              ======        ======

TOTAL RETURN(3)                                                0.45%         9.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.30%(4)(5)   1.29%(4)(5)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                                     1.37%(4)      1.37%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                   6.52%(4)(5)   6.21%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets (Before Expense Waiver)                              6.45%(4)      6.13%(4)

Portfolio Turnover Rate                                          30%           86%

Net Assets, End of Period (in thousands)                         $28           $27

(1) Six months ended September 30, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

See Notes to Financial Statements.

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52

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Investment Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                3,336,300,729
                        Withhold:              35,929,005
                        Abstain:                        0
                        Broker Non-Vote:                0

John Freidenrich        For:                3,337,319,127
                        Withhold:              34,910,607
                        Abstain:                        0
                        Broker Non-Vote:                0

Ronald J. Gilson        For:                3,337,806,752
                        Withhold:              34,422,982
                        Abstain:                        0
                        Broker Non-Vote:                0

Kathryn A. Hall         For:                3,337,653,997
                        Withhold:              34,575,737
                        Abstain:                        0
                        Broker Non-Vote:                0

Peter F. Pervere        For:                3,336,793,063
                        Withhold:              35,436,671
                        Abstain:                        0
                        Broker Non-Vote:                0

Myron S. Scholes        For:                3,335,709,158
                        Withhold:              36,520,576
                        Abstain:                        0
                        Broker Non-Vote:                0

John B. Shoven          For:                3,337,333,277
                        Withhold:              34,896,457
                        Abstain:                        0
                        Broker Non-Vote:                0

Jeanne D. Wohlers       For:                3,336,368,531
                        Withhold:              35,861,203
                        Abstain:                        0
                        Broker Non-Vote:                0

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53

APPROVAL OF MANAGEMENT AGREEMENTS
Select Bond, High-Yield Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning AC-MS Select Bond and AC-MS High-Yield (the
"funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete their negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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54

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

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55

to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance information presented to the Directors showed that AC-MS Select Bond's performance was above its benchmark for the one-year period and equal to the median for the three-year period. The performance information presented to the Directors showed that AC-MS
High-Yield's performance fell below the median for the one-year period and was above the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business

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56

to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of AC-MS Select Bond was in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of AC-MS High-Yield was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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57

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between AC-MS Select Bond and the advisor is fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a one-year waiver by the advisor of a portion of the management fee on behalf of AC-MS High-Yield. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. The advisor accepted the principle of the fee waiver based on the fact that the lower fee will result in increased competitiveness of the fund within its peer group universe. The fee waiver, effective August 1, 2007, will result in a lowering of the management fee of the fund by 0.07 percentage points below the current management fee.
Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which Mason
Street Advisors LLC (the "subadvisor") is engaged to manage the investments of the funds. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

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58

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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59

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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60

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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61

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP HIGH-YIELD CASH-PAY INDEX is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-
investment-grade debt issued by corporations domiciled in the United States or
Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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62

NOTES

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63

NOTES

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64

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56807N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               September 30, 2007

[photo of fall]

NT Diversified Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® NT
Diversified Bond Fund for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT
AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

NT DIVERSIFIED BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[PHOTO OF CHIEF INVESTMENT OFFICER]

By David MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the accompanying returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                  2.69%
2-Year Note                                   3.25%
5-Year Note                                   3.60%
10-Year Note                                  2.72%
30-Year Bond                                  2.57%

CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                        0.65%
Credit (investment-grade corporate)           1.50%
Mortgage                                      2.16%
Broad Investment-Grade (multi-sector)         2.42%
Agency                                        3.04%
Treasury                                      3.38%
Inflation-Linked Securities                   3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
NT Diversified Bond

Total Returns as of September 30, 2007
                                                       Average Annual
                                                           Returns
                                                            Since       Inception
                                  6 months(1)  1 year     Inception        Date

INSTITUTIONAL CLASS                  2.55%     5.27%        6.90%        5/12/06

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX          2.42%     5.25%        7.12%           --

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

NT Diversified Bond

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended September 30
                                                     2006*    2007

Institutional Class                                  4.20%   5.27%

Citigroup US Broad Investment-Grade Bond Index       4.48%   5.25%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

-----
4

PORTFOLIO COMMENTARY
NT Diversified Bond

Lead Portfolio Managers: Jeff Houston, Hando Aguilar, Brian Howell, John
Walsh, Dan Shiffman, Jim Platz and Seth Plunkett

Macro Strategy Team Representatives: Dave MacEwen, Bob Gahagan and Jim Keegan

PERFORMANCE SUMMARY

NT Diversified Bond returned 2.55%* for the six months ended September 30,
2007, just ahead of the 2.42% return of its benchmark, the Citigroup US Broad
Investment-Grade (BIG) Bond Index. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's absolute return reflected the challenging climate for bonds prevailing in recent months (see the Market Perspective on page 2). Relative to the benchmark, NT Diversified Bond's performance benefited from some of our credit, yield curve, sector, and currency allocation decisions.

CURVE POSITIONING WAS KEY

Our yield-curve positioning was the key factor explaining the portfolio's solid performance relative to the benchmark, as we maintained a yield curve-steepening bias during the period using two- and 10-year Treasury futures. This trade helped relative results as the yield curve steepened overall, particularly in August. For the six months, the yield difference between two- and 10-year Treasurys went from seven to 60 basis points (a basis point equals 0.01%). This curve-steepening bias is a strategy we expect to carry forward, given our view of the economy, interest rates, and shape of the curve.

SECTOR AND SECURITY SELECTION CONTRIBUTED

For some time now we've believed that investors have not been adequately compensated for credit or volatility risks -- risk premiums, expressed in terms of yield, seemed too low. As a result, we maintained an overweight position in the securitized sector and an underweight position in the corporate sector relative to the Citigroup US BIG Bond Index. These trades contributed to return in the last six months as mortgages outperformed corporates.

Our security selection also contributed to relative results. For example, we used a small slice of the portfolio to gain Japanese yen exposure, a trade we put on when the yen was at a 4 1/2-year low against the dollar early in 2007.
Though currency values have been volatile, the yen appreciated against the dollar overall for the six-month period.

In addition, we avoided the worst performers during the credit and liquidity crunch that peaked in July and August. Among mortgage-backed securities, we had essentially no subprime exposure. And when you look across all the non-Treasury sectors, we tended to avoid the least-liquid off-the-run bonds, which typically performed worse than more easily bought and sold on-the-run securities.

*Total returns for periods less than one year are not annualized.

Portfolio at a Glance
                                  As of 9/30/07   As of 3/31/07
Average Duration (effective)        5.1 years       4.6 years
Average Life                        6.5 years       6.6 years

Yields as of September 30, 2007
30-day SEC Yield
Institutional Class                                   4.84%

------
5

NT Diversified Bond

RELATIVE-VALUE APPROACH

"We continued to focus on identifying the best relative values across the U.S.
taxable fixed-income securities universe," said Macro Strategy Team representative Jim Keegan. "We think this steady, long-term approach to investing is the best way to generate outperformance over time. Because of this relative-value approach, we saw the sell-off during the liquidity crunch in July and August as an opportunity to make some select trades to swap into high-quality corporate issuers at what we believed were very attractive prices. That said, we should point out that we remain underweight corporates overall because we think there's potential for more underperformance as credit spreads widen and risk assets are re-priced."

OUTLOOK

"We see a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Macro Strategy Team representative Bob Gahagan. "The economic, market, and interest rate environment also argue for the continuation of our curve-steepening trade and yen overweight position. In terms of sector allocations, our caution about the economy means we plan to continue to underweight credit-sensitive corporate bonds and overweight Treasury and government agency securities. In addition, we think the environment for inflation-indexed securities could be positive going forward. On top of some positive fundamentals, inflation-indexed bonds are benefiting from demand from investors who think the Federal Reserve will err on the side of fighting recession, rather than inflation."

Types of Investments in Portfolio
                                        % of fund     % of fund
                                       investments   investments
                                          as of         as of
                                         9/30/07       3/31/07
Mortgage-Backed Securities                23.9%         23.3%
U.S. Treasury Securities                  16.4%         15.6%
CMOs                                      13.6%         10.8%
Corporate Bonds                           10.3%          9.7%
U.S. Government Agency Securities          9.2%         10.7%
Asset-Backed Securities                    3.2%          4.3%
Sovereign Governments & Agencies           1.4%          1.5%
Municipal Securities                       0.1%          0.1%
Temporary Cash Investments                 3.4%          8.1%
Temporary Cash Investments --
Securities Lending Collateral             18.5%         15.9%

Portfolio Composition by Credit Rating
             % of fund        % of fund
            investments      investments
               as of            as of
              9/30/07          3/31/07
AAA             87%              87%
AA              3%               3%
A               4%               4%
BBB             6%               6%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                    Beginning         Ending       Expenses Paid
                  Account Value   Account Value    During Period*     Annualized
                     4/1/07          9/30/07      4/1/07 - 9/30/07  Expense Ratio*

Actual               $1,000         $1,025.50          $2.13            0.42%
Hypothetical         $1,000         $1,022.90          $2.12            0.42%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
NT Diversified Bond

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 31.5%

         $1,127  FHLMC, 6.50%, 2/1/09(2)                                    $1,142
          2,278  FHLMC, 6.50%, 12/1/12(2)                                    2,339
         22,643  FHLMC, 6.00%, 1/1/13(2)                                    22,970
          3,262  FHLMC, 7.00%, 11/1/13(2)                                    3,372
          6,769  FHLMC, 7.00%, 6/1/14                                        7,011
         21,390  FHLMC, 6.50%, 6/1/16(2)                                    21,947
         12,718  FHLMC, 6.50%, 6/1/16                                       13,049
        286,579  FHLMC, 5.00%, 11/1/17(2)                                  281,996
        481,800  FHLMC, 4.50%, 1/1/19(2)                                   465,136
      1,747,546  FHLMC, 5.00%, 1/1/21(2)                                 1,713,732
          2,422  FHLMC, 7.00%, 9/1/27(2)                                     2,519
          3,986  FHLMC, 6.50%, 1/1/28(2)                                     4,100
            605  FHLMC, 7.00%, 2/1/28(2)                                       629
         23,078  FHLMC, 6.50%, 3/1/29(2)                                    23,705
         14,838  FHLMC, 6.50%, 6/1/29(2)                                    15,228
          2,189  FHLMC, 7.00%, 8/1/29(2)                                     2,277
          4,976  FHLMC, 7.50%, 8/1/29(2)                                     5,216
            325  FHLMC, 6.50%, 5/1/31                                          333
         13,948  FHLMC, 6.50%, 5/1/31                                       14,296
          9,382  FHLMC, 6.50%, 6/1/31                                        9,616
            472  FHLMC, 6.50%, 6/1/31                                          484
            449  FHLMC, 6.50%, 6/1/31                                          460
          1,116  FHLMC, 6.50%, 6/1/31                                        1,143
        278,070  FHLMC, 5.50%, 12/1/33(2)                                  273,107
        152,149  FHLMC, 6.50%, 7/1/47(2)                                   153,587
      9,506,354  FNMA, 6.00%, settlement date 10/11/07(3)                9,519,719
          2,670  FNMA, 6.00%, 2/1/09                                         2,695
          1,555  FNMA, 6.00%, 5/1/13                                         1,584
          2,886  FNMA, 6.00%, 5/1/13                                         2,929
          8,120  FNMA, 6.00%, 7/1/13                                         8,243
         12,423  FNMA, 6.00%, 12/1/13                                       12,610
          9,867  FNMA, 6.00%, 1/1/14                                        10,015
         16,675  FNMA, 6.00%, 2/1/14                                        16,926
         17,765  FNMA, 6.00%, 4/1/14                                        18,032
         67,646  FNMA, 5.50%, 12/1/16(2)                                    67,769
        127,571  FNMA, 5.50%, 12/1/16(2)                                   127,803
        483,344  FNMA, 4.50%, 5/1/19(2)                                    465,993
         12,936  FNMA, 6.50%, 1/1/26                                        13,274
          1,447  FNMA, 7.00%, 12/1/27                                        1,508
            748  FNMA, 6.50%, 1/1/28                                           769
            711  FNMA, 7.00%, 1/1/28                                           741
          3,980  FNMA, 7.50%, 4/1/28                                         4,178
         12,121  FNMA, 7.00%, 5/1/28                                        12,632
            753  FNMA, 7.00%, 6/1/28                                           785

Principal Amount                                                             Value

         $3,071  FNMA, 6.50%, 1/1/29                                        $3,155
          8,711  FNMA, 6.50%, 4/1/29                                         8,942
          4,683  FNMA, 7.00%, 7/1/29                                         4,881
          3,983  FNMA, 7.00%, 7/1/29(2)                                      4,151
         12,450  FNMA, 7.50%, 7/1/29(2)                                     13,056
          1,246  FNMA, 7.00%, 5/1/30(2)                                      1,298
         16,876  FNMA, 7.50%, 8/1/30(2)                                     17,669
          6,156  FNMA, 7.50%, 9/1/30                                         6,445
         32,182  FNMA, 7.00%, 9/1/31(2)                                     33,523
         18,160  FNMA, 6.50%, 1/1/32(2)                                     18,617
        161,864  FNMA, 7.00%, 6/1/32(2)                                    168,469
         69,014  FNMA, 6.50%, 8/1/32(2)                                     70,752
        392,335  FNMA, 5.50%, 6/1/33(2)                                    385,446
      1,920,849  FNMA, 5.50%, 7/1/33(2)                                  1,887,121
        324,525  FNMA, 5.50%, 8/1/33(2)                                    318,827
        415,665  FNMA, 5.50%, 9/1/33(2)                                    408,366
      3,040,113  FNMA, 5.00%, 11/1/33(2)                                 2,910,676
        867,298  FNMA, 5.50%, 1/1/34(2)                                    852,069
      2,384,373  FNMA, 5.50%, 12/1/34(2)                                 2,340,619
      2,130,377  FNMA, 5.00%, 8/1/35(2)                                  2,035,780
      2,192,051  FNMA, 4.50%, 9/1/35(2)                                  2,035,409
      1,244,865  FNMA, 5.00%, 2/1/36(2)                                  1,189,588
      8,075,412  FNMA, 5.50%, 4/1/36(2)                                  7,920,605
      2,007,354  FNMA, 6.50%, 8/1/37(2)                                  2,029,556
      4,500,000  FNMA, 6.50%, 9/1/37(2)                                  4,582,817
         74,005  FNMA, 6.50%, 6/1/47(2)                                     74,705
        194,905  FNMA, 6.50%, 8/1/47(2)                                    196,748
        273,990  FNMA, 6.50%, 8/1/47(2)                                    276,580
        434,822  FNMA, 6.50%, 9/1/47(2)                                    438,933
        247,084  FNMA, 6.50%, 9/1/47(2)                                    249,419
        306,880  FNMA, 6.50%, 9/1/47(2)                                    309,781
         34,443  FNMA, 6.50%, 9/1/47(2)                                     34,769
        249,418  FNMA, 6.50%, 9/1/47(2)                                    251,776
          5,007  GNMA, 7.50%, 8/20/17(2)                                     5,216
          6,508  GNMA, 7.00%, 11/15/22(2)                                    6,822
          6,524  GNMA, 8.75%, 3/15/25(2)                                     7,030
          1,598  GNMA, 7.00%, 4/20/26(2)                                     1,672
          3,119  GNMA, 7.50%, 8/15/26(2)                                     3,278
          1,456  GNMA, 8.00%, 8/15/26(2)                                     1,549
            272  GNMA, 7.50%, 4/15/27(2)                                       286
          3,226  GNMA, 7.50%, 5/15/27(2)                                     3,390
          2,516  GNMA, 8.00%, 6/15/27(2)                                     2,675
            269  GNMA, 7.50%, 11/15/27(2)                                      283
          1,244  GNMA, 7.00%, 2/15/28(2)                                     1,304
          2,327  GNMA, 7.50%, 2/15/28(2)                                     2,444
          1,869  GNMA, 6.50%, 3/15/28(2)                                     1,918

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9

NT Diversified Bond

Principal Amount                                                             Value

           $351  GNMA, 7.00%, 4/15/28(2)                                      $368
          6,247  GNMA, 6.50%, 5/15/28(2)                                     6,412
          1,599  GNMA, 6.50%, 5/15/28(2)                                     1,641
          2,075  GNMA, 7.00%, 12/15/28(2)                                    2,176
            589  GNMA, 8.00%, 12/15/29(2)                                      626
         16,301  GNMA, 7.00%, 5/15/31(2)                                    17,071
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $44,443,318)                                                      44,474,308
                                                                      ------------
U.S. Treasury Securities -- 21.5%

      1,160,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)              1,541,079
      1,383,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                 1,716,866
      2,149,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)                2,487,300
        900,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(4)               1,070,157
        800,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)(4)                 789,188
     15,000,000  U.S. Treasury Notes, 4.875%, 6/30/09(2)(4)             15,229,694
      3,056,000  U.S. Treasury Notes, 4.875%, 6/30/12(2)(4)              3,142,430
      1,700,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)(4)               1,688,579
      2,247,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)(4)              2,258,060
        480,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)(4)                 477,450
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $29,704,604)                                                      30,400,803
                                                                      ------------
Collateralized Mortgage Obligations(1) -- 18.0%

      1,204,500  Banc of America Alternative Loan Trust, Series
                 2007-2, Class 2A4, 5.75%, 6/25/37(2)                    1,203,475
      2,140,974  Banc of America Commercial Mortgage Inc. STRIPS -
                 COUPON, Series 2004-1, Class XP, VRN, 0.63%,
                 10/1/07(2)                                                 38,775
        950,000  Banc of America Commercial Mortgage Inc., Series
                 2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                  992,497
        600,000  Banc of America Commercial Mortgage Inc., Series
                 2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                  586,214
      1,700,000  Banc of America Commercial Mortgage Inc., Series
                 2006-6, Class A3 SEQ, 5.37%, 12/10/16(2)                1,688,711

Principal Amount                                                             Value

      $ 121,931  Banc of America Large Loan, Series 2005 MIB1,
                 Class A1, VRN, 5.90%, 10/15/07, resets monthly
                 off the 1-month LIBOR plus 0.15% with no caps
                 (Acquired 5/12/06, Cost $121,978)(2)(5)                  $121,436
      3,165,850  Bear Stearns Commercial Mortgage Securities Trust
                 STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                 0.75%, 10/1/07(2)                                          89,048
        509,929  Bear Stearns Commercial Mortgage Securities
                 Trust, Series 2006 BBA7, Class A1, VRN, 5.86%,
                 10/15/07, resets monthly off the 1-month LIBOR
                 plus 0.11% with no caps (Acquired 6/5/06, Cost
                 $509,929)(2)(5)                                           509,919
      1,200,000  Bear Stearns Commercial Mortgage Securities
                 Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                 12/1/38(2)                                              1,171,934
      1,817,344  Commercial Mortgage Acceptance Corp. STRIPS -
                 COUPON, Series 1998 C2, Class X, VRN, 0.98%,
                 10/1/07(2)                                                 35,856
         16,855  Commercial Mortgage Pass-Through Certificates,
                 Series 2005 F10A, Class A1, VRN, 5.85%, 10/15/07,
                 resets monthly off the 1-month LIBOR plus 0.10%
                 with no caps (Acquired 5/12/06, Cost
                 $16,868)(2)(5)                                             16,856
         35,871  Commercial Mortgage Pass-Through Certificates,
                 Series 2005 FL11, Class A1, VRN, 5.90%, 10/15/07,
                 resets monthly off the 1-month LIBOR plus 0.15%
                 with no caps (Acquired 5/12/06, Cost
                 $35,893)(2)(5)                                             35,852
      2,688,154  Countrywide Home Loan Mortgage Pass-Through
                 Trust, Series 2007-16, Class A1, 6.50%, 10/25/37        2,713,451
        993,283  Credit Suisse First Boston Mortgage Securities
                 Corp., Series 2003 AR28, Class 2A1, 4.41%,
                 12/25/33(2)                                               999,791
      1,600,000  Credit Suisse Mortgage Capital Certificates,
                 Series 2007 TF2A, Class A1, VRN, 5.93%, 10/15/07,
                 resets monthly off the 1-month LIBOR plus 0.18%
                 with no caps (Acquited 7/24/07, Cost
                 $1,600,000)(2)(5)                                       1,588,000

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10

NT Diversified Bond

Principal Amount                                                             Value

      $ 651,738  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)          $651,632
        448,561  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)           446,812
        236,641  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)          235,705
          3,572  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19           3,879
        688,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)         674,945
      1,176,487  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                 4/25/23(2)                                              1,167,200
        796,000  GMAC Commercial Mortgage Securities, Inc., Series
                 2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)                  786,514
        806,019  Greenwich Capital Commercial Funding Corp.,
                 Series 2006 FL4A, Class A1, VRN, 5.86%, 10/5/07,
                 resets monthly off the 1-month LIBOR plus 0.09%
                 with no caps (Acquired 12/14/06, Cost
                 $806,019)(2)(5)                                           804,091
        267,708  GS Mortgage Securities Corp. II, Series 2007 EOP,
                 Class A1 VRN, 5.89%, 10/9/07, resets monthly off
                 the 1-month LIBOR plus 0.09% with no caps
                 (Acquired 6/1/07, Cost $267,708)(2)(5)                    265,333
      1,165,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
                 Class A2 SEQ, 3.48%, 7/15/27(2)                         1,149,937
        569,190  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                 Class A2 SEQ, 4.82%, 4/15/30(2)                           567,215
        671,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                 Class A3 SEQ, 4.65%, 7/30/30(2)                           659,089
         95,592  Lehman Brothers Floating Rate Commercial Mortgage
                 Trust, Series 2006 LLFA, Class A1, VRN, 5.83%,
                 10/15/07, resets monthly off the 1-month LIBOR
                 plus 0.08% with no caps (Acquired 8/7/06, Cost
                 $95,592)(2)(5)                                             95,551
         17,711  MASTR Alternative Loans Trust, Series 2003-8,
                 Class 4A1, 7.00%, 12/25/33(2)                              18,104
        339,026  Merrill Lynch Floating Trust, Series 2006-1,
                 Class A1, VRN, 5.82%, 10/15/07, resets monthly
                 off the 1-month LIBOR plus 0.07% with no caps
                 (Acquired 10/31/06, Cost $339,026)(2)(5)                  337,100

Principal Amount                                                             Value

      $ 319,606  Thornburg Mortgage Securities Trust, Series
                 2006-5, Class A1, VRN, 5.25%, 10/25/07, resets
                 monthly off the 1-month LIBOR plus 0.12% with no
                 caps(2)                                                  $314,971
      1,511,000  Wachovia Bank Commercial Mortgage Trust, Series
                 2006 C23, Class A4, 5.42%, 1/15/45(2)                   1,501,593
        275,000  Washington Mutual Mortgage Pass-Through
                 Certificates, Series 2005 AR4, Class A3, 4.59%,
                 4/25/35(2)                                                271,716
      1,642,000  Washington Mutual Mortgage Pass-Through
                 Certificates, Series 2005 AR4, Class A4B, 4.68%,
                 4/25/35(2)                                              1,625,135
        600,000  Wells Fargo Mortgage Backed Securities Trust,
                 Series 2004 N, Class A4, 4.10%, 12/23/08(2)               593,733
      1,375,179  Wells Fargo Mortgage Backed Securities Trust,
                 Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37           1,381,225
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $25,260,546)                                                      25,343,295
                                                                      ------------

Corporate Bonds -- 13.5%

AEROSPACE & DEFENSE -- 0.5%
        160,000  Honeywell International Inc., 5.30%, 3/15/17(2)           156,223
        169,000  Lockheed Martin Corp., 6.15%, 9/1/36(2)                   171,399
        197,000  United Technologies Corp., 4.375%, 5/1/10(2)              195,024
        230,000  United Technologies Corp., 6.05%, 6/1/36(2)               231,699
                                                                      ------------
                                                                           754,345
                                                                      ------------
AUTOMOBILES -- 0.1%
        170,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                 11/15/13(2)                                               176,499
                                                                      ------------
BEVERAGES -- 0.3%
        207,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                 5/12/06-12/4/06, Cost $202,072)(2)(5)                     204,996
        240,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                 Cost $239,830)(2)(5)                                      248,154
                                                                      ------------
                                                                           453,150
                                                                      ------------
BIOTECHNOLOGY -- 0.1%
        171,000  Genentech, Inc., 4.75%, 7/15/15(2)                        161,485
                                                                      ------------

------
11

NT Diversified Bond

Principal Amount                                                             Value

CAPITAL MARKETS -- 0.3%
      $ 124,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(2)              $121,883
        292,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)               287,406
                                                                      ------------
                                                                           409,289
                                                                      ------------
CHEMICALS -- 0.1%
        130,000  Rohm and Haas Co., 5.60%, 3/15/13(2)                      129,763
                                                                      ------------
COMMERCIAL BANKS -- 0.6%
        178,000  PNC Bank N.A., 4.875%, 9/21/17(2)                         164,081
        133,000  PNC Funding Corp., 5.125%, 12/14/10(2)                    133,217
        139,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                     132,518
        218,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                     206,525
        193,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                      191,104
                                                                      ------------
                                                                           827,445
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
        110,000  Deluxe Corp., 7.375%, 6/1/15(2)                           109,175
        130,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                     130,433
                                                                      ------------
                                                                           239,608
                                                                      ------------
CONSUMER FINANCE -- 0.1%
         99,000  American Express Centurion Bank, 4.375%,
                 7/30/09(2)                                                 97,902
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
        384,000  Bank of America Corp., 4.375%, 12/1/10(2)                 378,236
        250,000  Bank of America N.A., 5.30%, 3/15/17(2)                   242,946
        200,000  Bank of America N.A., 6.00%, 10/15/36(2)                  196,888
        339,000  Citigroup Inc., 5.00%, 9/15/14(2)                         327,240
        110,000  Citigroup Inc., 6.125%, 8/25/36(2)                        109,254
        250,000  General Electric Capital Corp., 5.625%, 9/15/17(2)        250,403
        127,000  General Electric Capital Corp., 6.125%, 2/22/11(2)        130,980
        193,000  John Deere Capital Corp., 4.50%, 8/25/08(2)               191,712
        220,000  John Deere Capital Corp., 5.50%, 4/13/17(2)               218,342
                                                                      ------------
                                                                         2,046,001
                                                                      ------------

Principal Amount                                                             Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
      $ 193,000  AT&T Corp., 7.30%, 11/15/11(2)                           $207,521
        195,000  AT&T Inc., 6.80%, 5/15/36(2)                              209,384
         29,000  BellSouth Corp., 6.875%, 10/15/31(2)                       30,447
         82,000  Embarq Corp., 7.08%, 6/1/16(2)                             85,146
         60,000  Qwest Corp., 7.875%, 9/1/11(2)                             63,300
         60,000  Qwest Corp., 7.50%, 10/1/14(2)                             62,700
        227,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)              221,130
        110,000  Telecom Italia Capital SA, 5.25%, 10/1/15(2)              104,593
        150,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)               160,286
        140,000  Verizon Communications Inc., 5.55%, 2/15/16(2)            138,846
         90,000  Verizon Communications Inc., 6.25%, 4/1/37(2)              90,813
                                                                      ------------
                                                                         1,374,166
                                                                      ------------
ELECTRIC UTILITIES -- 0.7%
        185,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)              179,587
         90,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)             87,632
        260,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                 4/1/17(2)(4)                                              253,426
         60,000  Florida Power Corp., 4.50%, 6/1/10(2)                      59,312
        130,000  Florida Power Corp., 6.35%, 9/15/37(2)                    132,939
        179,000  Southern California Edison Co., 5.625%, 2/1/36(2)         167,745
         80,000  Toledo Edison Co., 6.15%, 5/15/37(2)                       74,913
                                                                      ------------
                                                                           955,554
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.6%
        190,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                      185,788
        168,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                  164,705
        235,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)                  227,327
        200,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                  208,243
                                                                      ------------
                                                                           786,063
                                                                      ------------
FOOD PRODUCTS -- 0.6%
        279,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                 10/1/08 (Acquired 5/12/06-10/17/06, Cost
                 $268,811)(2)(5)                                           275,155

------
12

NT Diversified Bond

Principal Amount                                                             Value

      $ 330,000  General Mills Inc., 5.65%, 9/10/12(2)                    $333,293
        200,000  Kraft Foods Inc., 6.00%, 2/11/13(2)                       206,122
                                                                      ------------
                                                                           814,570
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
        179,000  Baxter Finco BV, 4.75%, 10/15/10(2)                       178,942
        230,000  Baxter International Inc., 5.90%, 9/1/16(2)               232,286
                                                                      ------------
                                                                           411,228
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
        214,000  Laboratory Corp. of America Holdings, 5.625%,
                 12/15/15(2)                                               207,428
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
        160,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)           159,912
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.3%
        120,000  Kimberly-Clark Corp., 6.125%, 8/1/17                      123,831
        255,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)              244,479
                                                                      ------------
                                                                           368,310
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.5%
        652,000  General Electric Co., 5.00%, 2/1/13(2)                    647,053
                                                                      ------------
INSURANCE -- 0.4%
        210,000  Allstate Financial Global Funding, 4.25%, 9/10/08
                 (Acquired 5/12/06, Cost $204,511)(2)(5)                   208,540
        250,000  Hartford Financial Services Group Inc. (The),
                 5.375%, 3/15/17(2)                                        242,011
        100,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)              87,620
        110,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37(2)        106,455
                                                                      ------------
                                                                           644,626
                                                                      ------------
IT SERVICES -- 0.3%
        450,000  International Business Machines Corp., 5.70%,
                 9/14/17(2)                                                453,209
                                                                      ------------
MACHINERY -- 0.1%
        110,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
                 Cost $109,951)(2)(5)                                      108,752
                                                                      ------------
MEDIA -- 0.9%
        230,000  Comcast Corp., 5.90%, 3/15/16(2)                          229,176
        105,000  News America Holdings, 7.75%, 1/20/24(2)                  115,273

Principal Amount                                                             Value

      $ 340,000  Rogers Cable Inc., 6.25%, 6/15/13(2)                     $344,767
        300,000  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired
                 4/4/07- 8/9/07, Cost $298,330)(2)(5)                      296,617
        130,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
                 4/4/07, Cost $129,163)(2)(5)                              127,938
        130,000  Time Warner Inc., 5.50%, 11/15/11(2)                      129,934
         29,000  Time Warner Inc., 7.625%, 4/15/31(2)                       31,633
                                                                      ------------
                                                                         1,275,338
                                                                      ------------
METALS & MINING -- 0.2%
        200,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                 (Acquired 11/8/06-11/17/06, Cost $200,159)(2)(5)          198,956
         80,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                 (Acquired 11/8/06, Cost $79,802)(2)(5)                     79,692
                                                                      ------------
                                                                           278,648
                                                                      ------------
MULTI-UTILITIES -- 0.8%
        215,000  CenterPoint Energy Resources Corp., 6.50%,
                 2/1/08(2)                                                 215,100
        140,000  CenterPoint Energy Resources Corp., 6.25%,
                 2/1/37(2)                                                 137,894
        230,000  Consolidated Edison Co. of New York, Inc., Series
                 2006 C, 5.50%, 9/15/16(2)                                 226,739
        291,000  Dominion Resources Inc., 4.125%, 2/15/08(2)               289,441
         96,000  Dominion Resources Inc., 4.75%, 12/15/10(2)                94,698
        101,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(2)               99,514
        100,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)               94,832
                                                                      ------------
                                                                         1,158,218
                                                                      ------------
MULTILINE RETAIL -- 0.4%
        100,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)         98,158
        130,000  Kohl's Corp., 6.875%, 12/15/37(2)                         130,947
        320,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)          319,073
                                                                      ------------
                                                                           548,178
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 1.2%
        100,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)         97,796
        139,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(2)            164,641
        343,000  Enterprise Products Operating L.P., 4.95%,
                 6/1/10(2)                                                 341,817

------
13

NT Diversified Bond

Principal Amount                                                             Value
       $ 97,000  Enterprise Products Operating L.P., 6.65%,
                 10/15/34(2)                                               $96,816
        170,000  Nexen Inc., 6.40%, 5/15/37(2)                             165,736
        279,000  Premcor Refining Group Inc. (The), 6.125%,
                 5/1/11(2)                                                 286,176
        100,000  Tesoro Corp., 6.25%, 11/1/12(2)                           100,750
        100,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07,
                 Cost $100,000)(2)(5)                                       99,750
        100,000  Williams Companies, Inc. (The), 8.75%, 3/15/32(2)         115,625
        138,000  XTO Energy Inc., 5.30%, 6/30/15(2)                        132,873
        102,000  XTO Energy Inc., 6.10%, 4/1/36(2)                          98,986
                                                                      ------------
                                                                         1,700,966
                                                                      ------------
PHARMACEUTICALS -- 0.6%
        179,000  Abbott Laboratories, 5.875%, 5/15/16(2)                   180,914
        320,000  AstraZeneca plc, 5.40%, 9/15/12(2)                        322,863
        190,000  AstraZeneca plc, 5.90%, 9/15/17                           193,224
        220,000  Wyeth, 5.95%, 4/1/37(2)                                   213,026
                                                                      ------------
                                                                           910,027
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
        250,000  ProLogis, 5.625%, 11/15/16(2)                             237,387
                                                                      ------------
SOFTWARE -- 0.2%
        150,000  Intuit Inc., 5.75%, 3/15/17(2)                            143,415
        164,000  Oracle Corp., 5.00%, 1/15/11(2)                           163,758
                                                                      ------------
                                                                           307,173
                                                                      ------------
SPECIALTY RETAIL -- 0.1%
        130,000  Lowe's Companies, Inc., 5.60%, 9/15/12(2)                 131,415
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
        143,000  Nextel Communications Inc., 5.95%, 3/15/14(2)             136,703
        200,000  Vodafone Group plc, 5.625%, 2/27/17(2)                    194,741
                                                                      ------------
                                                                           331,444
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $19,031,785)                                                      19,105,152
                                                                      ------------

Principal Amount                                                             Value

U.S. Government Agency Securities -- 12.3%

      $ 915,000  FHLB, 4.625%, 2/1/08(2)                                  $914,077
      3,150,000  FHLMC, 5.00%, 6/11/09(2)                                3,180,243
      1,977,000  FHLMC, 4.625%, 10/25/12(2)(4)                           1,976,980
      3,780,000  FHLMC, 4.75%, 1/19/16(2)(4)                             3,747,383
      3,000,000  FNMA, 6.625%, 9/15/09(2)                                3,125,454
        639,000  FNMA, 4.375%, 7/17/13(2)                                  626,846
      1,620,000  FNMA, 5.375%, 6/12/17(2)(4)                             1,669,089
      1,907,000  FNMA, 5.80%, 2/9/26(2)                                  1,908,836
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $16,806,288)                                                      17,148,908
                                                                      ------------

Asset-Backed Securities(1) -- 4.2%

         82,259  Accredited Mortgage Loan Trust, Series 2006-1,
                 Class A1, VRN, 5.19%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.06% with no caps(2)           82,131
        206,716  Accredited Mortgage Loan Trust, Series 2006-2,
                 Class A1, VRN, 5.17%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.04% with no caps(2)          205,647
        246,672  Capital One Prime Auto Receivables Trust, Series
                 2004-2, Class A4, VRN, 5.81%, 10/15/07, resets
                 monthly off the 1-month LIBOR plus 0.06% with no
                 caps(2)                                                   246,618
      2,000,000  Citibank Credit Card Issuance Trust, Series 2007
                 A2, VRN, 5.49%, 11/21/07, resets quarterly off
                 the 3-month LIBOR minus 0.01% with no caps(2)           1,989,739
         26,382  Countrywide Asset-Backed Certificates, Series
                 2006-6, Class 2A1, VRN, 5.20%, 10/25/07, resets
                 monthly off the 1-month LIBOR plus 0.07% with no
                 caps(2)                                                    26,375
        938,371  Countrywide Asset-Backed Certificates, Series
                 2006-22, Class 2A1, VRN, 5.18%, 10/25/07, resets
                 monthly off the 1-month LIBOR plus 0.05% with no
                 caps(2)                                                   930,404
        136,000  Detroit Edison Securitization Funding LLC, Series
                 2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)                    139,476

------
14

NT Diversified Bond

Principal Amount                                                             Value

      $ 356,704  First Franklin Mortgage Loan Asset Backed
                 Certificates, Series 2006 FF11, Class 2A1, VRN,
                 5.17%, 10/25/07, resets monthly off the 1-month
                 LIBOR plus 0.04% with no caps(2)                         $353,211
          1,096  IndyMac Residential Asset Backed Trust, Series
                 2006 B, Class 2A1, VRN, 5.19%, 10/25/07, resets
                 monthly off the 1-month LIBOR plus 0.06% with no
                 caps(2)                                                     1,096
         15,964  Long Beach Mortgage Loan Trust, Series 2006-2,
                 Class 2A1, VRN, 5.20%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.07% with no caps(2)           15,955
        285,128  Long Beach Mortgage Loan Trust, Series 2006-6,
                 Class 2A1, VRN, 5.17%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.04% with no caps(2)          283,862
         57,468  Nomura Home Equity Loan, Inc., Series 2006 HE1,
                 Class A1, VRN, 5.21%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.08% with no caps(2)           57,318
        185,595  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                 Class A1, VRN, 5.19%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.06% with no caps(2)          184,606
        228,579  SLM Student Loan Trust, Series 2006-5, Class A2,
                 VRN, 5.35%, 10/25/07, resets quarterly off the
                 3-month LIBOR minus 0.01% with no caps(2)                 228,436
      1,000,000  SLM Student Loan Trust, Series 2006-10, Class A2,
                 VRN, 5.37%, 10/25/07, resets quarterly off the
                 3-month LIBOR plus 0.01% with no caps(2)                1,000,525
        206,622  Soundview Home Equity Loan Trust,Series 2006-3,
                 Class A1, VRN, 5.17%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.04% with no caps(2)          205,983
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $5,975,973)                                                        5,951,382
                                                                      ------------

Principal Amount                                                             Value

Sovereign Governments & Agencies -- 1.8%

       $ 29,000  Hydro Quebec, 8.40%, 1/15/22(2)                           $37,567

            JPY  KfW, VRN, 0.60%, 11/8/07, resets quarterly off
    266,000,000  the 3-month JPY LIBOR minus 0.22% with no caps          2,318,849

      $ 215,000  Province of Quebec, 5.00%, 7/17/09(2)                     217,141
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $2,436,944)                                                        2,573,557
                                                                      ------------

Municipal Securities -- 0.1%

        173,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)          162,376
(Cost $154,225)
                                                                      ------------

Temporary Cash Investments -- 4.5%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.875%,
4/15/10, valued at $3,039,843), in a joint trading account at
3.80%, dated 9/28/07, due 10/1/07 (Delivery value $2,705,857)(2)         2,705,000

Repurchase Agreement, Merrill Lynch & Co., Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$3,718,142), in a joint trading account at 3.75%, dated 9/28/07,
due 10/1/07 (Delivery value $3,639,137)(2)                               3,638,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,343,000)                                                        6,343,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(6) -- 24.3%

      1,000,048  Bancaja US Debt, SAu, VRN, 5.41%, 10/10/07,
                 resets quarterly off the 3-month LIBOR plus 0.05%
                 with no caps                                            1,000,048
      1,000,000  Barclays Bank plc, 5.37%, 12/17/07                      1,000,000
        999,900  BASF AG, VRN, 5.36%, 10/22/07, resets quarterly
                 off the 3-month LIBOR minus 0.01% with no caps            999,900
      1,000,000  Dexia Credit Local, VRN, 4.84%, 10/1/07                 1,000,000
        973,705  Govco Incorporated, 5.37%, 12/17/07                       973,705
      1,399,268  K2 (USA) LLC, VRN, 4.87%, 10/1/07, resets
                 quarterly off the federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                1,399,268

------
15

NT Diversified Bond

Principal Amount                                                             Value

      $ 999,500  Links Finance LLC, VRN, 4.87%, 10/1/07                   $999,500
      1,100,000  Merrill Lynch & Co. Inc., VRN, 4.92%, 10/1/07,
                 resets quarterly off the Federal Reserve Prime
                 Loan Rate minus 2.83% with no caps                      1,100,000
      1,417,115  Morgan Stanley ABS Capital I, Series 2007 NC4,
                 Class A2A, VRN, 5.21%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.08% with no caps           1,417,115
      1,001,649  Nationwide Building Society, VRN, 5.73%, 12/10/07       1,001,649
      1,000,000  Northern Rock plc, 5.34%, 10/18/07                      1,000,000
      1,979,549  Silver Tower US Funding, LLC, 5.39%, 10/10/07           1,979,549

Principal Amount                                                             Value

      $ 999,365  Tango Finance Corp., VRN, 4.88%, 10/1/07, resets quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                 $999,365
      1,000,000  Ulster Bank Ireland Ltd., VRN, 4.85%, 10/1/07           1,000,000

Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.15%, dated 9/28/07, due 10/1/07 (Delivery
value $18,490,048)                                                      18,482,116
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $34,352,215)                                                      34,352,215
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 131.7%
(Cost $184,508,898)                                                    185,854,996
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (31.7)%                               (44,756,425)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $141,098,571
                                                                      ============

Futures Contracts
                                           Underlying Face
                             Expiration         Amount         Unrealized
   Contracts Purchased          Date           at Value       Gain (Loss)

    18  U.S. Long Bond     December 2007        $ 2,004,188        $ 36,242

   255  U.S. Treasury
        2-Year Notes       December 2007         52,796,953         290,286

   272  U.S. Treasury
        5-Year Notes       December 2007         29,112,500         279,138
                                             --------------   -------------
                                                $83,913,641        $605,666
                                             ==============   =============

                             Expiration    Underlying Face     Unrealized
     Contracts Sold             Date       Amount at Value    Gain (Loss)

   195  U.S. Treasury
        10-Year Notes      December 2007        $21,309,844      $(325,511)
                                             ==============   =============

------
16

NT Diversified Bond

Swap Agreements
Notional                                                 Expiration    Unrealized
Amount         Description of Agreement                     Date      Gain (Loss)

CREDIT DEFAULT

    $ 500,000  Pay quarterly a fixed rate equal to       March 2012       $ 49,904
               0.46% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Centex
               Corp., par value of the proportional
               notional amount.

    3,350,000  Pay quarterly a fixed rate equal to       June 2012          36,690
               0.35% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of one of
               the issues of Dow Jones CDX N.A.
               Investment Grade 8, par value of the
               proportional notional amount.

    1,800,000  Pay quarterly a fixed rate equal to       June 2012         (9,819)
               0.55% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Darden
               Restaurants, Inc., par value of the
               proportional notional amount.

      250,000  Pay quarterly a fixed rate equal to       September              50
               0.36% multiplied by the notional             2012
               amount and receive from Barclays Bank
               plc upon each default event of
               Whirlpool Corp., par value of the
               proportional notional amount.

    1,100,000  Pay quarterly a fixed rate equal to       March 2017          5,572
               0.12% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Pfizer
               Inc., par value of the proportional
               notional amount.

    2,000,000  Pay quarterly a fixed rate equal to       September        (23,401)
               0.69% multiplied by the notional             2017
               amount and receive from Barclays Bank
               plc upon each default event of
               JPMorgan Chase & Co., par value of the
               proportional notional amount.
                                                                        ----------
                                                                          $ 58,996
                                                                        ==========

------
17

NT Diversified Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of September 30, 2007.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007 was $5,622,688, which represented 4.0% of total net assets.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
18

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $150,156,683) --
including $33,782,273 of securities on loan                           $151,502,781

Investments made with cash collateral received for securities on
loan, at value (cost of $34,352,215)                                    34,352,215
                                                                      ------------
Total investment securities, at value (cost of $184,508,898)           185,854,996

Receivable for investments sold                                             48,453

Receivable for variation margin on futures contracts                         6,314

Unrealized appreciation on swap agreements                                  92,216

Interest receivable                                                      1,083,047
                                                                      ------------
                                                                       187,085,026
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                             119,406

Payable for collateral received for securities on loan                  34,352,215

Payable for investments purchased                                       10,914,626

Unrealized depreciation on swap agreements                                  33,220

Dividends payable                                                          518,925

Accrued management fees                                                     48,063
                                                                      ------------
                                                                        45,986,455
                                                                      ------------

NET ASSETS                                                            $141,098,571
                                                                      ============

INSTITUTIONAL CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                     13,827,845
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $10.20
                                                                      ============

NET ASSETS CONSIST OF:

Capital paid-in                                                       $139,025,020

Undistributed net realized gain on investment transactions                 388,703

Net unrealized appreciation on investments                               1,684,848
                                                                      ------------
                                                                      $141,098,571
                                                                      ============

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                                $3,436,018

Securities lending                                                          49,226
                                                                       -----------
                                                                         3,485,244
                                                                       -----------

EXPENSES:

Management fees                                                            273,581

Trustees' fees and expenses                                                  3,052

Other expenses                                                               2,592
                                                                       -----------
                                                                           279,225
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             3,206,019
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  (165,594)

Futures and swaps transactions                                             319,333
                                                                       -----------
                                                                           153,739
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                                291,858

Futures and swaps                                                          218,830
                                                                       -----------
                                                                           510,688
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                    664,427
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $3,870,446
                                                                       ===========

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND
PERIOD ENDED MARCH 31, 2007
                                                                     March 31,
Increase (Decrease) in Net Assets                 Sept. 30, 2007      2007(1)

OPERATIONS

Net investment income (loss)                         $ 3,206,019       $ 4,073,733

Net realized gain (loss)                                 153,739           765,416

Change in net unrealized appreciation
(depreciation)                                           510,688         1,172,794
                                                    ------------      ------------
Net increase (decrease) in net assets resulting
from operations                                        3,870,446         6,011,943
                                                    ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                           (3,193,670)       (4,058,434)

From net realized gains                                       --         (556,734)
                                                    ------------      ------------
Decrease in net assets from distributions            (3,193,670)       (4,615,168)
                                                    ------------      ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                             39,446,536       130,733,727

Payments for shares redeemed                        (12,478,249)      (18,676,994)
                                                    ------------      ------------
Net increase (decrease) in net assets from
capital share transactions                            26,968,287       112,056,733
                                                    ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS                 27,645,063       113,453,508

NET ASSETS

Beginning of period                                  113,453,508                --
                                                    ------------      ------------
End of period                                       $141,098,571      $113,453,508
                                                    ============      ============

Accumulated net investment loss                               --          $(1,197)
                                                    ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold                                                   3,928,869        12,974,017

Redeemed                                             (1,232,464)       (1,842,577)
                                                    ------------      ------------
NET INCREASE (DECREASE) IN SHARES OF THE FUND          2,696,405        11,131,440
                                                    ============      ============

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond)
(the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The fund incepted on May 12, 2006. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------
22

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

------
23

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2925% to 0.4100% and the rates for the
Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the six months ended September 30, 2007 was 0.42%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC. The fund is wholly owned by American Century Asset Allocation Portfolios,
Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2007, totaled $201,706,396, of which
$187,658,737 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2007, totaled $185,382,848, of which $180,958,306 represented U.S. Treasury and Agency obligations.

4. SECURITIES LENDING

As of September 30, 2007, securities in the fund valued at $33,782,273 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $34,352,215. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended September 30, 2007.

------
24

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain relate primarily to the character of paydown losses and interest on swap agreements.

As of September 30, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                            $184,517,566
                                                          =============
Gross tax appreciation of investments                        $1,713,583

Gross tax depreciation of investments                         (376,153)
                                                          -------------
Net tax appreciation (depreciation) of investments           $1,337,430
                                                          =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
25

FINANCIAL HIGHLIGHTS
NT Diversified Bond

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)     2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.19      $10.00
                                                              --------    --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                  0.25        0.44

 Net Realized and Unrealized Gain (Loss)                         --(4)        0.24
                                                              --------    --------
 Total From Investment Operations                                 0.25        0.68
                                                              --------    --------
Distributions

 From Net Investment Income                                     (0.24)      (0.44)

 From Net Realized Gains                                            --      (0.05)
                                                              --------    --------
 Total Distributions                                            (0.24)      (0.49)
                                                              --------    --------
Net Asset Value, End of Period                                  $10.20      $10.19
                                                              ========    ========

TOTAL RETURN(5)                                                  2.55%       6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets             0.42%(6)    0.42%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets   4.88%(6)    4.95%(6)

Portfolio Turnover Rate                                           151%        308%

Net Assets, End of Period (in thousands)                      $141,099    $113,454

(1) Six months ended September 30, 2007 (unaudited).

(2) May 12, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

See Notes to Financial Statements.

------
26

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Investment Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                 3,336,300,729
                        Withhold:               35,929,005
                        Abstain:                         0
                        Broker Non-Vote:                 0

John Freidenrich        For:                 3,337,319,127
                        Withhold:               34,910,607
                        Abstain:                         0
                        Broker Non-Vote:                 0

Ronald J. Gilson        For:                 3,337,806,752
                        Withhold:               34,422,982
                        Abstain:                         0
                        Broker Non-Vote:                 0

Kathryn A. Hall         For:                 3,337,653,997
                        Withhold:               34,575,737
                        Abstain:                         0
                        Broker Non-Vote:                 0

Peter F. Pervere        For:                 3,336,793,063
                        Withhold:               35,436,671
                        Abstain:                         0
                        Broker Non-Vote:                 0

Myron S. Scholes        For:                 3,335,709,158
                        Withhold:               36,520,576
                        Abstain:                         0
                        Broker Non-Vote:                 0

John B. Shoven          For:                 3,337,333,277
                        Withhold:               34,896,457
                        Abstain:                         0
                        Broker Non-Vote:                 0

Jeanne D. Wohlers       For:                 3,336,368,531
                        Withhold:               35,861,203
                        Abstain:                         0
                        Broker Non-Vote:                 0

------
27

APPROVAL OF MANAGEMENT AGREEMENT
NT Diversified Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT Diversified Bond (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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28

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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29

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance information presented to the Directors showed that the fund's performance was above the median of its peer group for the one-year period and below for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

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30

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30-and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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33

NOTES

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34

NOTES

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35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56808N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report            September 30, 2007

[photo of autumn trees]

Short Duration Fund
Core Plus Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

To help you monitor your investment, my colleagues and I take pride in providing you with the semiannual report for the American Century® Short
Duration and Core Plus funds for the six months ended September 30, 2007. This has been an eventful and exciting period for us. We've been working diligently to secure a smooth executive leadership transition.

I'm honored to be addressing you in the "Our Message" space long devoted to company founder Jim Stowers, Jr. and his son Jim Stowers III. The Stowers
family remains an integral part of our heritage, leadership, and financial structure. Jim Jr. continues as co-chair of the American Century Companies,
Inc. (ACC) board of directors with Richard Brown, who has been on the board since 1998 and co-chairs the Stowers Institute for Medical Research board.

But times and opportunities change. As the latest step in a career transition that began when he relinquished his executive leadership and investment management responsibilities in early 2005, Jim III stepped down from the ACC board in July 2007 to focus on new business ventures. Jim III's move reflects his family's comfort with our direction and leadership, and gives the Stowers more leeway to devote time and energy to other important priorities, such as the Stowers Institute for Medical Research.

Meanwhile, American Century Investments, our clients, and our employees have been my top priority since I became company president and CEO in March. We've also added the executive talents of overall chief investment officer Enrique
Chang, international equity CIO Mark On, U.S. growth equity CIO Steve Lurito, and chief operating officer Barry Fink.

This skilled group, combined with our existing senior management team, has already had a positive impact on the development and management of the products and services we take pride in delivering to you.

/s/Jonathan Thomas
Jonathan Thomas

[photo of Jonathan Thomas]

Jonathan Thomas
PRESIDENT AMERICAN CENTURY COMPANIES, INC.

[photo of James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD AMERICAN CENTURY COMPANIES, INC.

[photo of Richard Brown]

Richard Brown
CO-CHAIRMAN OF THE BOARD AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

SHORT DURATION

CORE PLUS

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Dave MacEwen, Chief Investment Officer, Fixed Income

MODEST GROWTH, INFLATION, BOND RETURNS

U.S. bonds managed positive returns during the six months ended September 30,
2007. But the ride was bumpy -- bond market volatility surged to the highest level in years as waves from the bursting housing and subprime mortgage bubbles spread to the broader economy and financial markets.

U.S. economic growth was moderate over the last four complete calendar quarters, running at an approximately 2-3% average annual rate. Many economists are calling for sub-2% growth going forward. Inflation slowed, as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) finished September at 2.1%. That's down from
2.9% as recently as September 2006.

To help alleviate some of the market and economic concerns, the Federal
Reserve (the Fed) lowered its benchmark federal funds rate target in
September. This came on top of cuts to its discount rate in both August and
September -- the Fed's first rate cuts since June 2003.

RATES FELL, CURVE STEEPENED

Against that backdrop, Treasury yields generally declined. The yield on the two-year Treasury note fell from 4.58% to 3.99%; however, yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve (a graphic representation of bond yields at different maturities) fell and steepened --
the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 60 basis points (a basis point equals 0.01%).

HIGH-QUALITY BONDS DID BEST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table above). So, for example, while the Treasury market enjoyed its best quarter in five years from July to September, July was one of the worst months on record for high-yield bonds. Treasury inflation-indexed securities performed best because of their combination of high credit quality and inflation protection.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2007*

TREASURY SECURITIES
3-Month Bill                                  2.69%
2-Year Note                                   3.25%
5-Year Note                                   3.60%
10-Year Note                                  2.72%
30-Year Bond                                  2.57%

CITIGROUP US BOND MARKET INDICES
High-Yield (corporate)                        0.65%
Credit (investment-grade corporate)           1.50%
Mortgage                                      2.16%
Broad Investment-Grade (multi-sector)         2.42%
Agency                                        3.04%
Treasury                                      3.38%
Inflation-Linked Securities                   3.76%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE

Short Duration

Total Returns as of September 30, 2007
                                                    Average Annual
                                                       Returns
                                                    -------------
                                      6                                Inception
                                      months(1)   Since Inception(1)      Date

INVESTOR CLASS                          2.59%           4.09%           11/30/06

CITIGROUP GOVERNMENT/CORPORATE 1-
TO 3-YEAR INDEX                         3.14%           4.66%              --

Institutional Class                     2.70%           4.26%           11/30/06

A Class
 No sales charge*                       2.47%           3.88%
 With sales charge*                     0.16%           1.54%           11/30/06

B Class
 No sales charge*                       2.08%           3.23%
 With sales charge*                     -2.92%          -1.77%          11/30/06

C Class
 No sales charge*                       2.09%           3.24%
 With sales charge*                     1.09%           2.24%           11/30/06

R Class                                 2.34%           3.66%           11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Short Duration

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY

Short Duration

Lead Portfolio Managers: Hando Aguilar, Jeff Houston, Brian Howell, Michael
Difley, Dan Shiffman, John Walsh, Jim Platz, Seth Plunkett

Macro Strategy Team Representatives: Dave MacEwen, Bob Gahagan, Jim Keegan

PERFORMANCE SUMMARY

Short Duration returned 2.59%* for the six months ended September 30, 2007. By comparison, the fund's benchmark, the Citigroup Government/Corporate 1- to
3-Year Index, rose 3.14%. Portfolio returns reflect operating expenses, while the index returns do not.

It's also worth pointing out that Short Duration outperformed the 1.76%**
average return of the 264 short investment-grade debt funds tracked by Lipper
Inc. The portfolio has also outperformed since its November 30, 2006 inception.

The portfolio's absolute return reflected the challenging climate for bonds prevailing in recent months (see the Market Perspective on page 2). Relative to the benchmark, Short Duration underperformed because we hold an overweight position in higher-yielding spread product -- such as mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs) -- which trailed government bonds; our credit, curve, and currency allocations helped relative results.

CURVE POSITIONING WAS KEY

Our yield-curve positioning was a key contributor to the portfolio's performance relative to the benchmark, as we maintained a yield curve-steepening bias during the period using two- and five-year Treasury futures. This trade helped relative results as the yield curve steepened overall, particularly in August. For the six months, the yield difference between two- and five-year Treasurys went from -4 basis points (the yield curve was negatively sloped) to +26 basis points (a more normal, positive slope). This curve-steepening bias is a strategy we expect to carry forward, given our view of the economy, interest rates, and shape of the curve.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**The Lipper Short Investment Grade Debt Funds average return since the fund's inception was 3.21%.

  Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Portfolio at a Glance
                         As of      As of
                        9/30/07    3/31/07
Average Duration
(effective)            1.6 years  1.8 years
Average Life           2.2 years  2.5 years

Yields as of September 30, 2007

30-day SEC Yield

Investor Class                         4.39%
Institutional Class                    4.59%
A Class                                4.04%
B Class                                3.39%
C Class                                3.39%
R Class                                3.89%

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5

Short Duration

SECURITY SELECTION CONTRIBUTED

Our security selection also contributed to relative results. For example, we used a small slice of the portfolio to gain Japanese yen exposure, a trade we put on when the yen was at a 41/2 -year low against the dollar early in 2007.
Though currency values have been volatile, the yen appreciated against the dollar overall for the six-month period.

In addition, we avoided the worst performers during the credit and liquidity crunch that peaked in July and August. Among MBS, we had essentially no sub-prime exposure. And when you look across all the non-Treasury sectors, we tended to avoid the least-liquid off-the-run bonds, which typically performed worse than more easily bought and sold on-the-run securities.

SECTOR ALLOCATION MIXED

Compared with the Citigroup index, Short Duration underperformed because we held an overweight position in higher-yielding MBS and CMOs at a time when these securities trailed government bonds. However, compared with the peer group, we believe it is this overweight position and corresponding underweight in corporate securities that helps explain Short Duration's outperformance.

OUTLOOK

"We will continue to focus on identifying the best relative values across the
U.S. taxable fixed-income securities universe. We think our track record versus our competition validates this steady, long-term approach to investing," said Macro Strategy Team representative Bob Gahagan.

"We see a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," Gahagan continued. "The economic, market, and interest rate environment also argue for the continuation of our curve-steepening trade and yen overweight position. In terms of sector allocations, our caution about the economy means we'll continue to underweight credit-sensitive corporate bonds and overweight
Treasury and government agency securities. In addition, we think the environment for inflation-indexed securities could be positive going forward.
On top of some positive fundamentals, inflation-indexed bonds are benefiting from demand from investors who think the Federal Reserve will err on the side of fighting recession, rather than inflation."

Types of Investments in Portfolio

                                          % of fund     % of fund
                                         investments   investments
                                            as of         as of
                                           9/30/07       3/31/07

Collateralized Mortgage Obligations         35.2%         57.1%
U.S. Treasury Securities                    21.9%          5.7%
U.S. Government Agency Securities            6.4%         11.8%
Mortgage-Backed Securities                   4.3%         11.9%
Asset-Backed Securities                      1.7%          4.4%
Sovereign Governments & Agencies             0.6%          1.0%
Corporate Bonds                              0.6%           --
Temporary Cash Investments                   6.8%          1.8%
Temporary Cash Investments --
Securities Lending Collateral               22.5%          6.3%

------
6

SCHEDULE OF INVESTMENTS
Short Duration

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Collateralized Mortgage Obligations(1) -- 45.8%

     $ 300,000  Banc of America Commercial Mortgage Inc., Series
                2000-2, Class B, 7.38%, 9/15/32(2)                       $ 317,604
       150,000  Banc of America Commercial Mortgage Inc., Series
                2002 PB2, Class A3 SEQ, 6.09%, 6/11/35                     152,194
       300,000  Banc of America Commercial Mortgage Inc., Series
                2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                   313,420
       350,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                   341,959
     1,294,297  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                0.75%, 10/1/07                                              36,410
       300,000  Chase Commercial Mortgage Securities Corp., Series
                2000-2, Class C, 7.93%, 7/15/32(2)                         322,066
     1,148,763  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 0.98%, 10/1/07        22,665
       139,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, VRN, 7.56%, 10/11/07       148,528
       198,657  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, 4.41%,
                12/25/33(2)                                                199,958
       180,604  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16           180,506
       160,050  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22               158,838
       168,928  FHLMC, Series 2750, Class WD SEQ, 4.50%, 9/15/15           167,920
       174,040  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14               173,407
       250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)          247,567
       164,898  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13             163,659
       196,485  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
                12/25/16(2)                                                195,976
       278,463  FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(2)       284,218
       325,251  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30(2)                            324,123

Principal Amount                                                             Value

     $ 250,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/30/30(2)                          $ 245,562
       300,000  Lehman Brothers Commercial Conduit Mortgage Trust,
                Series 1998 C1, Class C, 6.68%, 2/18/30(2)                 300,169
       200,000  Lehman Brothers Commercial Conduit Mortgage Trust,
                Series 1999 C1, Class B, 6.93%, 6/15/31(2)                 205,503
       250,000  Merrill Lynch Mortgage Trust, Series 2006 C1, Class
                A2, VRN, 5.61%, 10/1/07(2)                                 254,173
       200,000  Morgan Stanley Capital I, Series 2004 HQ3, Class A2
                SEQ, 4.05%, 1/13/41(2)                                     196,472
       137,511  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2003 AR9, Class 1A4, 3.70%,
                4/15/08                                                    136,005
       245,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2004 AR4, Class A6, 3.81%,
                6/25/34(2)                                                 239,684
       195,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2004 AR9, Class A7, VRN,
                4.14%, 10/1/07(2)                                          191,965
       350,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, 4.59%,
                4/25/35(2)                                                 345,821
       200,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, 4.68%,
                4/25/35(2)                                                 197,946
       147,341  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37              147,988
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,175,325)                                                        6,212,306
                                                                       -----------
U.S. Treasury Securities -- 28.4%
       200,000  U.S. Treasury Notes, 4.875%, 1/31/09(2)(3)                 202,359
     1,600,000  U.S. Treasury Notes, 3.50%, 8/15/09(2)(3)                1,587,259
       106,000  U.S. Treasury Notes, 4.75%, 2/15/10(3)                     107,838
     1,300,000  U.S. Treasury Notes, 4.50%, 5/15/10(2)(3)                1,316,759

------
7

Short Duration

Principal Amount                                                             Value

     $ 130,000  U.S. Treasury Notes, 4.50%, 4/30/12(3)                   $ 131,635
       500,000  U.S. Treasury Notes, 4.875%, 6/30/12(2)(3)                 514,141
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $3,827,350)                                                        3,859,991
                                                                       -----------
U.S. Government Agency Securities -- 8.3%
       160,000  FHLMC, 5.00%, 6/11/09                                      161,536
       250,000  FHLMC, 4.75%, 11/3/09(2)                                   251,863
       685,000  FNMA, 6.625%, 9/15/09(2)                                   713,645
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,118,492)                                                        1,127,044
                                                                       -----------
U.S. Government Agency Mortgage-Backed Securities(1) -- 5.6%
       366,004  FHLMC, 5.00%, 10/1/10(2)                                   365,522
       402,130  FNMA, 5.00%, 7/1/20(2)                                     394,341
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $761,396)                                                            759,863
                                                                       -----------
Asset-Backed Securities(1) -- 2.2%
       151,558  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28             151,094
       155,088  First Franklin Mortgage Loan Asset Backed
                Certificates, Series 2006 FF11, Class 2A1, VRN,
                5.17%, 10/25/07, resets monthly off the 1-month
                LIBOR plus 0.04% with no caps                              153,570
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $305,915)                                                            304,664
                                                                       -----------
Sovereign Governments & Agencies -- 0.8%
JPY             KfW, VRN, 0.60%, 11/8/07, resets quarterly off the
12,000,000      3-month JPY LIBOR minus 0.22% with no caps                 104,610
(Cost $98,692)
                                                                       -----------

Principal Amount                                                             Value

Corporate Bonds -- 0.7%
FOOD PRODUCTS -- 0.7%
     $ 100,000  General Mills Inc., 5.65%, 9/10/12                       $ 100,998
(Cost $100,292)
                                                                       -----------
Temporary Cash Investments -- 8.9%
       527,000  FHLB Discount Notes, 4.00%, 10/1/07(2)(4)                  527,000
Repurchase Agreement, Merrill Lynch & Co., Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$692,936), in a joint trading account at 3.75%, dated 9/28/07, due
10/1/07 (Delivery value $678,212)(2)                                       678,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,205,000)                                                        1,205,000
                                                                       -----------
Temporary Cash Investments -- Securities Lending Collateral(5) -- 29.1%
Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.15%, dated 9/28/07, due 10/1/07 (Delivery
value $3,863,673)                                                        3,862,016
        98,977  Silver Tower U.S. Funding, LLC, 5.39%, 10/10/07             98,977
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $3,960,993)                                                        3,960,993
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 129.8%
(Cost $17,553,455)                                                      17,635,469
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (29.8)%                                (4,045,875)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $13,589,594
                                                                       ===========

------
8

Short Duration

Futures Contracts

   Contracts Purchased      Expiration       Underlying Face      Unrealized Gain
                               Date          Amount at Value          (Loss)

32     U.S. Treasury
       2-Year Notes        December 2007            $ 6,625,500           $ 34,740
                                                    ===========        ===========

     Contracts Sold         Expiration       Underlying Face      Unrealized Gain
                               Date          Amount at Value          (Loss)

23     U.S. Treasury
       5-Year Notes        December 2007            $ 2,461,719         $ (28,443)
8      U.S. Treasury
       10-Year Notes       December 2007                874,250           (13,354)
                                                    -----------        -----------
                                                    $ 3,335,969         $ (41,797)
                                                    ===========        ===========

Swap Agreements

  Notional            Description of Agreement           Expiration    Unrealized
   Amount                                                   Date      Gain (Loss)

CREDIT DEFAULT

    $200,000  Pay quarterly a fixed rate equal to        June 2012       $ (1,091)
              0.55% multiplied by the notional amount
              and receive from Barclays Bank plc upon
              each default event of Darden
              Restaurants, Inc., par value of the
              proportional notional amount.
     450,000  Pay semiannually a fixed rate equal to     June 2012           1,091
              1.25% multiplied by the notional amount
              and receive from Barclays Bank plc upon
              each default event of one of the issues
              of Dow Jones CDX Emerging Markets 7,
              par value of the proportional notional
              amount.
     100,000  Pay quarterly a fixed rate equal to        September            (73)
              0.35% multiplied by the notional amount       2012
              and receive from Merrill Lynch
              International upon each default event
              of Computer Sciences Corp., par value
              of the proportional notional amount.
      40,000  Pay quarterly a fixed rate equal to        September               8
              0.36% multiplied by the notional amount       2012
              and receive from Barclays Bank plc upon
              each default event of Whirlpool Corp.,
              par value of the proportional notional
              amount.
     200,000  Pay quarterly a fixed rate equal to        September         (2,341)
              0.69% multiplied by the notional amount       2017
              and receive from Barclays Bank plc upon
              each default event of JPMorgan Chase &
              Co., par value of the proportional
              notional amount.
                                                                        ----------
                                                                         $ (2,406)
                                                                        ==========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3) Security, or a portion thereof, was on loan as of September 30, 2007.

(4) The rate indicated is the yield to maturity at purchase.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Core Plus

Total Returns as of September 30, 2007
                                                    Average Annual
                                                       Returns

                                     6 months(1)  Since Inception(1)   Inception
                                                                          Date

INVESTOR CLASS                          2.45%           3.51%           11/30/06

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX             2.42%           3.33%              --

Institutional Class                     2.55%           3.68%           11/30/06

A Class
 No sales charge*                       2.32%           3.30%
 With sales charge*                    -2.29%           -1.34%          11/30/06

B Class
 No sales charge*                       1.94%           2.66%
 With sales charge*                    -3.06%           -2.34%          11/30/06

C Class
 No sales charge*                       1.94%           2.66%
 With sales charge*                     0.94%           1.67%           11/30/06

R Class                                 2.19%           3.09%           11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Core Plus

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Core Plus

Lead Portfolio Managers: Hando Aguilar, Jeff Houston, Brian Howell, Michael
Difley, Dan Shiffman, John Walsh, Jim Platz, Seth Plunkett

Macro Strategy Team Representatives: Dave MacEwen, Bob Gahagan, Jim Keegan

PERFORMANCE SUMMARY

Core Plus returned 2.45%* for the six months ended September 30, 2007, in line with the 2.42% return of its benchmark, the Citigroup US Broad
Investment-Grade (BIG) Bond Index. Portfolio returns reflect operating expenses, while the index returns do not.

It's also worth pointing out that Core Plus outperformed the 1.39%** average return of the 566 intermediate investment-grade debt funds tracked by Lipper
Inc. The portfolio has also outperformed since its November 30, 2006 inception.

The portfolio's absolute return reflected the challenging climate for bonds prevailing in recent months (see the Market Perspective on page 2). Relative to the benchmark, Core Plus' performance benefited from some of our credit, yield curve, sector, and currency allocation decisions.

CURVE POSITIONING WAS KEY

Our yield-curve positioning was a key factor explaining the portfolio's solid performance relative to the benchmark, as we maintained a yield curve-steepening bias during the period using two- and 10-year Treasury futures. This trade helped relative results as the yield curve steepened overall, particularly in August. For the six months, the yield difference between two- and 10-year Treasurys went from seven to 60 basis points. This curve-steepening bias is a strategy we expect to carry forward, given our view of the economy, interest rates, and shape of the curve.

SECTOR AND SECURITY SELECTION CONTRIBUTED

For some time now we've believed that investors have not been adequately compensated for credit or volatility risks--risk premiums, expressed in terms of yield, seemed too low. As a result, we maintained an overweight position in the securitized sector and an underweight position in the corporate sector relative to the Citigroup BIG Index. These trades contributed to return in the last six months as mortgages outperformed corporates.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

**The Lipper Intermediate Investment Grade Debt Funds average return since the fund's inception was 2.36%.

  Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Portfolio at a Glance

                       As of 9/30/07   As of 3/31/07

Average Duration         5.0 years       4.6 years
(effective)
Average Life             6.4 years       6.7 years

Yields as of September 30, 2007

30-day SEC Yield

Investor Class                             4.62%
Institutional Class                        4.82%
A Class                                    4.17%
B Class                                    3.62%
C Class                                    3.62%
R Class                                    4.12%

------
12

Core Plus

Our security selection also contributed to relative results. For example, we used a small slice of the portfolio to gain Japanese yen exposure, a trade we put on when the yen was at a 41/2 -year low against the dollar early in 2007.
Though currency values have been volatile, the yen appreciated against the dollar overall for the six-month period.

In addition, we avoided the worst performers during the credit and liquidity crunch that peaked in July and August. Among mortgage-backed securities, we had essentially no sub-prime exposure. And when you look across all the non-Treasury sectors, we tended to avoid the least-liquid off-the-run bonds, which typically performed worse than more easily bought and sold on-the-run securities.

RELATIVE-VALUE APPROACH

"We continued to focus on identifying the best relative values across the U.S.
taxable fixed-income securities universe. We think this steady, long-term approach to investing is the best way to generate outperformance over time,"
said Macro Strategy Team representative Jim Keegan. "Because of that longer-term, relative-value approach, we saw the sell-off during the liquidity crunch in July and August as an opportunity to make some select trades to swap into high-quality corporate issuers at what we believed were very attractive prices. That said, we should point out that we remain underweight corporates overall because we think there's potential for more underperformance as credit spreads widen and risk assets are re-priced."

OUTLOOK

"We see a difficult path for the economy as a result of headwinds from housing, the consumer, and higher energy prices," said Macro Strategy Team representative Bob Gahagan. "The economic, market, and interest rate environment also argue for the continuation of our curve-steepening trade and yen overweight position. In terms of sector allocations, our caution about the economy means we'll continue to underweight credit-sensitive corporate bonds and overweight Treasury and government agency securities. In addition, we think the environment for inflation-indexed securities could be positive going forward. On top of some positive fundamentals, inflation-indexed bonds are benefiting from demand from investors who think the Federal Reserve will err on the side of fighting recession, rather than inflation."

Types of Investments in Portfolio

                             % of fund     % of fund
                            investments   investments
                               as of         as of
                              9/30/07       3/31/07

Collateralized
Mortgage Obligations           31.5%         24.9%
Mortgage-Backed
Securities                     29.6%         28.9%
Corporate Bonds                13.5%         10.4%
U.S. Government
Agency Securities               5.4%         3.5%
U.S. Treasury
Securities                      5.1%         12.7%
Sovereign Governments
& Agencies                      3.4%         3.0%
Asset-Backed
Securities                      1.9%         0.5%
Temporary Cash
Investments                     1.5%         4.6%
Temporary Cash
Investments --
Securities Lending
Collateral                      8.1%         11.5%

Portfolio Composition by Credit Rating

                             % of fund     % of fund
                            investments   investments
                               as of         as of
                              9/30/07       3/31/07

AAA                             85%           89%
AA                              4%             3%
A                               4%             3%
BBB                             6%             5%
BB                              1%             --

------
13

SCHEDULE OF INVESTMENTS
Core Plus

SEPTEMBER 30, 2007 (UNAUDITED)

Principal Amount                                                             Value

Collateralized Mortgage Obligations(1) -- 37.1%

      $ 240,900  Banc of America Alternative Loan Trust, Series
                 2007-2, Class 2A4, 5.75%, 6/25/37(2)                    $ 240,695
        750,000  Banc of America Commercial Mortgage Inc., Series
                 2000-2, Class B, 7.38%, 9/15/32(2)                        794,010
        150,000  Banc of America Commercial Mortgage Inc., Series
                 2002 PB2, Class A3 SEQ, 6.09%, 6/11/35(2)                 152,194
        750,000  Banc of America Commercial Mortgage Inc., Series
                 2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                  783,551
      1,025,000  Banc of America Commercial Mortgage Inc., Series
                 2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                1,001,448
      1,294,297  Bear Stearns Commercial Mortgage Securities Trust
                 STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
                 0.75%, 10/1/07(2)                                          36,410
        425,000  Chase Commercial Mortgage Securities Corp., Series
                 2000-2, Class C, 7.93%, 7/15/32(2)                        456,260
      1,148,763  Commercial Mortgage Acceptance Corp. STRIPS -
                 COUPON, Series 1998 C2, Class X, VRN, 0.98%,
                 10/1/07(2)                                                 22,665
        496,811  Countrywide Home Loan Mortgage Pass-Through Trust,
                 Series 2007-16, Class A1, 6.50%, 10/25/37(2)              501,486
        283,795  Credit Suisse First Boston Mortgage Securities
                 Corp., Series 2003 AR28, Class 2A1, 4.41%,
                 12/25/33(2)                                               285,655
        451,509  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)       451,266
        159,680  FHLMC, Series 2613, Class HB SEQ, 4.50%,
                 10/15/13(2)                                               159,221
        400,124  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22(2)           397,094

Principal Amount                                                             Value

      $ 111,683  FNMA, Series 2003-52, Class KF SEQ, VRN, 5.53%,
                 10/25/07, resets monthly off the 1-month LIBOR
                 plus 0.40% with a cap of 7.50%(2)                       $ 112,486
        250,000  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)         247,567
        164,898  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13(2)         163,659
        491,212  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
                 12/25/16(2)                                               489,941
        157,990  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                 4/25/23(2)                                                156,743
        268,673  Greenwich Capital Commercial Funding Corp., Series
                 2006 FL4A, Class A1, VRN, 5.85%, 10/5/07, resets
                 monthly off the 1-month LIBOR plus 0.09% with no
                 caps (Acquired 12/14/06, Cost $268,673)(2)(3)             268,030
        750,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
                 Class A2 SEQ, 3.48%, 7/15/27(2)                           740,302
        500,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                 Class A3 SEQ, 4.65%, 7/30/30(2)                           491,125
        750,000  Lehman Brothers Commercial Conduit Mortgage Trust,
                 Series 1998 C1, Class C, 6.68%, 2/18/30(2)                750,423
        211,000  Lehman Brothers Commercial Conduit Mortgage Trust,
                 Series 1999 C1, Class B, 6.93%, 6/15/31(2)                216,806
        300,000  Washington Mutual Mortgage Pass-Through
                 Certificates, Series 2004 AR4, Class A6, 3.81%,
                 6/25/34(2)                                                293,490
        250,000  Washington Mutual Mortgage Pass-Through
                 Certificates, Series 2005 AR4, Class A4B, 4.68%,
                 4/25/35(2)                                                247,432
        245,568  Wells Fargo Mortgage Backed Securities Trust,
                 Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(2)          246,647
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,652,906)                                                        9,706,606
                                                                       -----------

------
14

Core Plus

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 34.9%
      $ 915,010  FHLMC, 5.00%, 10/1/10(2)                                $ 913,803
        423,581  FHLMC, 4.50%, 6/1/21(2)                                   407,918
         27,402  FHLMC, 6.50%, 7/1/47(2)                                    27,661
      2,115,000  FNMA, 6.00%, settlement date 10/11/07(4)                2,117,973
        871,262  FNMA, 5.00%, 7/1/20(2)                                    854,388
        458,623  FNMA, 5.00%, 11/1/33(2)                                   439,097
        903,708  FNMA, 5.00%, 8/1/34(2)                                    864,454
        478,736  FNMA, 5.00%, 8/1/35(2)                                    457,478
        522,155  FNMA, 4.50%, 9/1/35(2)                                    484,842
      1,249,439  FNMA, 5.50%, 4/1/36(2)                                  1,225,500
        361,534  FNMA, 6.50%, 8/1/37(2)                                    365,532
        600,000  FNMA, 6.50%, 9/1/37(2)                                    611,042
         13,328  FNMA, 6.50%, 6/1/47(2)                                     13,454
         35,104  FNMA, 6.50%, 8/1/47(2)                                     35,435
         49,347  FNMA, 6.50%, 8/1/47(2)                                     49,813
          6,203  FNMA, 6.50%, 9/1/47(2)                                      6,262
         78,314  FNMA, 6.50%, 9/1/47(2)                                     79,054
         44,921  FNMA, 6.50%, 9/1/47(2)                                     45,346
         55,270  FNMA, 6.50%, 9/1/47(2)                                     55,793
         44,501  FNMA, 6.50%, 9/1/47(2)                                     44,922
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $9,151,900)                                                        9,099,767
                                                                       -----------
Corporate Bonds -- 16.0%

AEROSPACE & DEFENSE -- 0.6%
         30,000  Honeywell International Inc., 5.30%, 3/15/17(2)            29,292
         30,000  Lockheed Martin Corp., 6.15%, 9/1/36(2)                    30,426
         95,000  United Technologies Corp., 6.05%, 6/1/36(2)                95,702
                                                                       -----------
                                                                           155,420
                                                                       -----------
AUTOMOBILES -- 0.1%
         30,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                 11/15/13(2)                                                31,147
                                                                       -----------
BEVERAGES -- 0.3%
         85,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                 12/4/06, Cost $83,900)(2)(3)                               84,177
                                                                       -----------
CAPITAL MARKETS -- 0.5%
        125,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)               123,033
                                                                       -----------
CHEMICALS -- 0.1%
         20,000  Rohm and Haas Co., 5.60%, 3/15/13(2)                       19,964
                                                                       -----------

Principal Amount                                                             Value

COMMERCIAL BANKS -- 0.3%
       $ 90,000  PNC Bank N.A., 4.875%, 9/21/17(2)                        $ 82,962
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
         90,000  Deluxe Corp., 7.375%, 6/1/15(2)(5)                         89,325
         20,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                      20,067
                                                                       -----------
                                                                           109,392
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
        170,000  Bank of America Corp., 4.375%, 12/1/10(2)                 167,448
         60,000  Bank of America N.A., 5.30%, 3/15/17(2)                    58,307
         75,000  Bank of America N.A., 6.00%, 10/15/36(2)                   73,833
        150,000  Citigroup Inc., 5.00%, 9/15/14(2)                         144,797
         50,000  General Electric Capital Corp., 5.625%, 9/15/17(2)         50,081
         60,000  John Deere Capital Corp., 5.50%, 4/13/17(2)                59,548
                                                                       -----------
                                                                           554,014
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
         70,000  AT&T Inc., 6.80%, 5/15/36(2)                               75,163
         20,000  Qwest Corp., 7.875%, 9/1/11(2)                             21,100
         20,000  Qwest Corp., 7.50%, 10/1/14(2)                             20,900
         20,000  Telecom Italia Capital SA, 5.25%, 10/1/15(2)               19,017
         30,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)                32,057
         30,000  Verizon Communications Inc., 5.55%, 2/15/16(2)             29,753
                                                                       -----------
                                                                           197,990
                                                                       -----------
ELECTRIC UTILITIES -- 0.6%
         60,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                 4/1/17(2)                                                  58,483
         20,000  Florida Power Corp., 6.35%, 9/15/37(2)                     20,452
         70,000  Southern California Edison Co., 5.625%, 2/1/36(2)          65,599
                                                                       -----------
                                                                           144,534
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.6%
         30,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                       29,335
         95,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)                   91,898
         30,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                   31,236
                                                                       -----------
                                                                           152,469
                                                                       -----------

------
15

Core Plus

Principal Amount                                                             Value

FOOD PRODUCTS -- 0.4%
       $ 60,000  General Mills Inc., 5.65%, 9/10/12(2)                    $ 60,599
         40,000  Kraft Foods Inc., 6.00%, 2/11/13(2)                        41,224
                                                                       -----------
                                                                           101,823
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
         50,000  Baxter International Inc., 5.90%, 9/1/16(2)                50,497
                                                                       -----------
HOUSEHOLD PRODUCTS -- 0.2%
         20,000  Kimberly-Clark Corp., 6.125%, 8/1/17(2)                    20,638
         30,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)               28,763
                                                                       -----------
                                                                            49,401
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 1.0%
        250,000  General Electric Co., 5.00%, 2/1/13(2)                    248,103
                                                                       -----------
INSURANCE -- 0.3%
         60,000  Hartford Financial Services Group Inc. (The),
                 5.375%, 3/15/17(2)                                         58,082
         20,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37(2)         19,356
                                                                       -----------
                                                                            77,438
                                                                       -----------
IT SERVICES -- 0.4%
        100,000  International Business Machines Corp., 5.70%,
                 9/14/17(2)                                                100,713
                                                                       -----------
MACHINERY -- 0.1%
         20,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
                 Cost $19,991)(2)(3)                                        19,773
                                                                       -----------
MEDIA -- 1.2%
        100,000  Comcast Corp., 5.90%, 3/15/16(2)                           99,642
         70,000  Rogers Cable Inc., 6.25%, 6/15/13(2)                       70,981
         60,000  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired
                 4/4/07-6/27/07, Cost $59,741)(2)(3)                        59,323
         30,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
                 4/4/07, Cost $29,807)(2)(3)                                29,524
         50,000  Time Warner Inc., 5.50%, 11/15/11(2)                       49,975
                                                                       -----------
                                                                           309,445
                                                                       -----------

Principal Amount                                                             Value

METALS & MINING -- 0.4%
       $ 50,000  Freeport-McMoRan Copper & Gold Inc., 8.25%,
                 4/1/15(2)                                                $ 54,125
         50,000  Freeport-McMoRan Copper & Gold Inc., 8.375%,
                 4/1/17(2)                                                  54,750
                                                                       -----------
                                                                           108,875
                                                                       -----------
MULTI-UTILITIES -- 1.1%
         40,000  CenterPoint Energy Resources Corp., 6.25%,
                 2/1/37(2)                                                  39,398
         90,000  Consolidated Edison Co. of New York, Inc., Series
                 2006 C, 5.50%, 9/15/16(2)                                  88,724
        130,000  Dominion Resources Inc., 4.125%, 2/15/08(2)               129,304
         20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)               18,966
                                                                       -----------
                                                                           276,392
                                                                       -----------
MULTILINE RETAIL -- 0.4%
         20,000  Federated Retail Holdings, Inc., 5.35%,
                 3/15/12(2)(5)                                              19,632
         20,000  Kohl's Corp., 6.875%, 12/15/37(2)                          20,146
         60,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)           59,825
                                                                       -----------
                                                                            99,603
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 1.9%
         20,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)         19,559
         50,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(2)             59,223
        160,000  Enterprise Products Operating L.P., 4.95%,
                 6/1/10(2)                                                 159,449
         40,000  Nexen Inc., 6.40%, 5/15/37(2)                              38,997
        150,000  Premcor Refining Group Inc. (The), 6.125%,
                 5/1/11(2)                                                 153,858
         30,000  Tesoro Corp., 6.25%, 11/1/12(2)                            30,225
         30,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07,
                 Cost $30,000)(2)(3)(5)                                     29,925
         30,000  Williams Companies, Inc. (The), 8.75%, 3/15/32(2)          34,688
                                                                       -----------
                                                                           525,924
                                                                       -----------
PHARMACEUTICALS -- 1.0%
         90,000  Abbott Laboratories, 5.875%, 5/15/16(2)                    90,962
         60,000  AstraZeneca plc, 5.40%, 9/15/12(2)                         60,537
         40,000  AstraZeneca plc, 5.90%, 9/15/17(2)                         40,679
         60,000  Wyeth, 5.95%, 4/1/37(2)                                    58,098
                                                                       -----------
                                                                           250,276
                                                                       -----------

------
16

Core Plus

Principal Amount                                                             Value

REAL ESTATE INVESTMENT TRUSTS -- 0.3%
       $ 90,000  ProLogis, 5.625%, 11/15/16(2)                            $ 85,459
                                                                       -----------
SOFTWARE -- 0.1%
         40,000  Intuit Inc., 5.75%, 3/15/17(2)                             38,244
                                                                       -----------
SPECIALTY RETAIL -- 0.1%
         20,000  Lowe's Companies, Inc., 5.60%, 9/15/12(2)                  20,218
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
        110,000  Nextel Communications Inc., 5.95%, 3/15/14(2)             105,156
         50,000  Vodafone Group plc, 5.625%, 2/27/17(2)                     48,685
                                                                       -----------
                                                                           153,841
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $4,220,561)                                                        4,171,127
                                                                       -----------
U.S. Government Agency Securities -- 6.4%
        485,000  FHLMC, 4.625%, 10/25/12(2)(5)                             484,995
        200,000  FHLMC, 4.75%, 1/19/16(2)(5)                               198,274
        700,000  FHLMC, 5.875%, 5/23/16(2)                                 721,540
        249,000  FNMA, 5.375%, 6/12/17(2)(5)                               256,545
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,648,387)                                                        1,661,354
                                                                       -----------
U.S. Treasury Securities -- 6.0%
         27,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(5)                 35,870
        151,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(5)                187,452
        712,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(5)               824,085
         37,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(5)                  43,995
        179,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                    176,581
        289,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)(5)                 287,465
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $1,535,436)                                                        1,555,448
                                                                       -----------
Sovereign Governments & Agencies -- 4.0%
            JPY  KfW, VRN, 0.60%, 11/8/07, resets quarterly off the
    121,000,000  3-month JPY LIBOR minus 0.22% with no caps(2)           1,054,815
(Cost $995,145)
                                                                       -----------
Principal Amount                                                             Value
Asset-Backed Securities(1) -- 2.2%
      $ 100,000  Citibank Credit Card Issuance Trust, Series 2007
                 A2, VRN, 5.49%, 11/21/07, resets quarterly off the
                 3-month LIBOR minus 0.01% with no caps(2)                $ 99,487
        378,895  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28(2)         377,735
         95,931  Soundview Home Equity Loan Trust, Series 2006-3,
                 Class A1, VRN, 5.17%, 10/25/07, resets monthly off
                 the 1-month LIBOR plus 0.04% with no caps(2)               95,635
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $573,804)                                                            572,857
                                                                       -----------
Temporary Cash Investments -- 1.8%
Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 0.875%,
4/15/10, valued at $522,561), in a joint trading account at 3.80%, dated 9/28/07, due 10/1/07 (Delivery value $465,147)(2)
(Cost $465,000)                                                            465,000
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(6) -- 9.5%
        150,007  Bancaja US Debt, SAu, VRN, 5.41%, 10/10/07, resets quarterly off the 3-month LIBOR plus 0.05% with no
                 caps                                                      150,007
        200,000  Barclays Bank plc, 5.37%, 12/17/07                        200,000
        149,985  BASF AG, VRN, 5.36%, 10/22/07, resets quarterly
                 off the 3-month LIBOR minus 0.01% with no caps            149,985
        200,000  Dexia Credit Local, VRN, 4.84%, 10/1/07                   200,000
         99,948  K2 (USA) LLC, VRN, 4.87%, 10/1/07, resets
                 quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                   99,948
        149,925  Links Finance LLC, VRN, 4.87%, 10/1/07, resets
                 quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                  149,925
        150,000  Merrill Lynch & Co. Inc., VRN, 4.92%, 10/1/07,
                 resets quarterly off the Federal Reserve Prime
                 Loan Rate minus 2.83% with no caps                        150,000

------
17

Core Plus

Principal Amount                                                             Value

      $ 188,950  Morgan Stanley ABS Capital I, Series 2007 NC4,
                 Class A2A, VRN, 5.21%, 10/25/07, resets monthly
                 off the 1-month LIBOR plus 0.08% with no caps           $ 188,950
        150,247  Nationwide Building Society, VRN, 5.73%, 12/10/07,
                 resets quarterly off the 3-month LIBOR plus 0.13%
                 with no caps                                              150,247
        150,000  Northern Rock plc, 5.34%, 10/18/07                        150,000
        197,955  Silver Tower U.S. Funding, LLC, 5.39%, 10/10/07           197,955
        149,905  Tango Finance Corp., VRN, 4.88%, 10/1/07, resets
                 quarterly off the Federal Reserve Prime Loan Rate
                 minus 2.91% with no caps                                  149,905

Principal Amount                                                             Value
      $ 150,000  Ulster Bank Ireland Ltd., VRN, 4.85%, 10/1/07           $ 150,000
Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.15%, dated 9/28/07, due 10/1/07 (Delivery
value $402,306)                                                            402,133
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $2,489,055)                                                        2,489,055
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 117.9%
(Cost $30,732,194)                                                      30,776,029
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (17.9)%                                (4,670,246)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $26,105,783
                                                                       ===========

Futures Contracts

                           Expiration       Underlying Face       Unrealized Gain
  Contracts Purchased         Date          Amount at Value           (Loss)

       U.S. Treasury      December 2007
   49  2-Year Notes                                $ 10,145,297           $ 45,155
       U.S. Treasury      December 2007
   60  5-Year Notes                                   6,421,875             50,709
                                                   ------------       ------------
                                                   $ 16,567,172           $ 95,864
                                                   ============       ============

                           Expiration       Underlying Face       Unrealized Gain
     Contracts Sold           Date          Amount at Value           (Loss)

       U.S. Treasury      December 2007
   35  10-Year Notes                                $ 3,824,844         $ (58,425)
                                                   ============       ============

------
18

Core Plus

Swap Agreements

  Notional                                               Expiration    Unrealized
   Amount      Description of Agreement                     Date      Gain (Loss)

CREDIT DEFAULT

    $ 100,000  Pay quarterly a fixed rate equal to       March 2012        $ 9,981
               0.46% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Centex
               Corp., par value of the proportional
               notional amount.
      600,000  Pay quarterly a fixed rate equal to       June 2012           6,570
               0.35% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of one of
               the issues of Dow Jones CDX N.A.
               Investment Grade 8, par value of the
               proportional notional amount.
      400,000  Pay quarterly a fixed rate equal to       June 2012         (2,182)
               0.55% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Darden
               Restaurants, Inc., par value of the
               proportional notional amount.
    1,800,000  Pay semiannually a fixed rate equal to    June 2012           4,364
               1.25% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of one of
               the issues of Dow Jones CDX Emerging
               Markets 7, par value of the
               proportional notional amount.
       60,000  Pay quarterly a fixed rate equal to       September            (44)
               0.35% multiplied by the notional             2012
               amount and receive from Merrill Lynch
               International upon each default event
               of Computer Sciences Corp., par value
               of the proportional notional amount.
       50,000  Pay quarterly a fixed rate equal to       September              10
               0.36% multiplied by the notional             2012
               amount and receive from Barclays Bank
               plc upon each default event of
               Whirlpool Corp., par value of the
               proportional notional amount.
      250,000  Pay quarterly a fixed rate equal to       March 2017          1,266
               0.12% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Pfizer
               Inc., par value of the proportional
               notional amount.
      400,000  Pay quarterly a fixed rate equal to       September         (4,681)
               0.69% multiplied by the notional             2017
               amount and receive from Barclays Bank
               plc upon each default event of
               JPMorgan Chase & Co., par value of the
               proportional notional amount.
                                                                         ---------
                                                                          $ 15,284
                                                                         =========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. - UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2007.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 2007, was $490,752, which represented 1.9% of total net assets.

(4) Forward commitment.

(5) Security, or a portion thereof, was on loan as of September 30, 2007.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
19

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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20

                      Beginning        Ending       Expenses Paid     Annualized
                       Account     Account Value   During Period*   Expense Ratio*
                    Value 4/1/07      9/30/07         4/1/07 -
                                                       9/30/07

Short Duration

ACTUAL
Investor Class         $1,000        $1,025.90          $3.14           0.62%
Institutional          $1,000        $1,027.00          $2.13           0.42%
Class
A Class                $1,000        $1,024.70          $4.40           0.87%
B Class                $1,000        $1,020.80          $8.18           1.62%
C Class                $1,000        $1,020.90          $8.18           1.62%
R Class                $1,000        $1,023.40          $5.67           1.12%

HYPOTHETICAL
Investor Class         $1,000        $1,021.90          $3.13           0.62%
Institutional          $1,000        $1,022.90          $2.12           0.42%
Class
A Class                $1,000        $1,020.65          $4.39           0.87%
B Class                $1,000        $1,016.90          $8.17           1.62%
C Class                $1,000        $1,016.90          $8.17           1.62%
R Class                $1,000        $1,019.40          $5.65           1.12%

Core Plus

ACTUAL
Investor Class         $1,000        $1,024.50          $3.39           0.67%
Institutional          $1,000        $1,025.50          $2.38           0.47%
Class
A Class                $1,000        $1,023.20          $4.65           0.92%
B Class                $1,000        $1,019.40          $8.43           1.67%
C Class                $1,000        $1,019.40          $8.43           1.67%
R Class                $1,000        $1,021.90          $5.91           1.17%

HYPOTHETICAL
Investor Class         $1,000        $1,021.65          $3.39           0.67%
Institutional          $1,000        $1,022.65          $2.38           0.47%
Class
A Class                $1,000        $1,020.40          $4.65           0.92%
B Class                $1,000        $1,016.65          $8.42           1.67%
C Class                $1,000        $1,016.65          $8.42           1.67%
R Class                $1,000        $1,019.15          $5.91           1.17%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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21

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007 (UNAUDITED)
                                                           Short       Core Plus
                                                         Duration
ASSETS

Investment securities, at value (cost of $13,592,462
and $28,243,139, respectively) -- including
$3,898,930 and $2,448,972 of securities on loan,
respectively                                             $13,674,476   $28,286,974

Investments made with cash collateral received for
securities on loan, at value (cost of $3,960,993 and
$2,489,055, respectively)                                  3,960,993     2,489,055
                                                         -----------   -----------
Total investment securities, at value (cost of
$17,553,455 and $30,732,194, respectively)                17,635,469    30,776,029

Cash                                                           1,282         1,307

Receivable for investments sold                                   --         8,075

Receivable for variation margin on futures contracts              --           985

Unrealized appreciation on swap agreements                     1,099        22,191

Interest receivable                                           81,530       184,715
                                                         -----------   -----------
                                                          17,719,380    30,993,302
                                                         -----------   -----------

LIABILITIES
Payable for collateral received for securities on
loan                                                       3,960,993     2,489,055

Payable for investments purchased                            147,300     2,367,990

Payable for variation margin on futures contracts                751            --

Unrealized depreciation on swap agreements                     3,505         6,907

Accrued management fees                                        6,349        13,448

Distribution fees payable                                      2,662         5,255

Service fees (and distribution fees -- A Class and R
Class) payable                                                 2,322         4,423

Dividends payable                                              5,904           441
                                                         -----------   -----------
                                                           4,129,786     4,887,519
                                                         -----------   -----------

NET ASSETS                                               $13,589,594   $26,105,783
                                                         ===========   ===========

See Notes to Financial Statements.

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22

SEPTEMBER 30, 2007 (UNAUDITED)
                                                           Short       Core Plus
                                                         Duration
NET ASSETS CONSIST OF:
Capital paid in                                          $13,544,124   $26,144,362

Accumulated net realized loss on investment
transactions                                                (30,145)     (147,805)

Net unrealized appreciation on investments                    75,615       109,226
                                                         -----------   -----------
                                                         $13,589,594   $26,105,783
                                                         ===========   ===========

INVESTOR CLASS
Net assets                                                $1,802,481    $4,316,126
Shares outstanding                                           179,713       432,424
Net asset value per share                                     $10.03         $9.98

INSTITUTIONAL CLASS
Net assets                                                $1,738,063    $4,321,770
Shares outstanding                                           173,290       432,990
Net asset value per share                                     $10.03         $9.98

A CLASS
Net assets                                                $3,996,621    $4,613,238
Shares outstanding                                           398,475       462,191
Net asset value per share                                     $10.03         $9.98
Maximum offering price (net asset value divided by
0.9775 and 0.9550, respectively)                              $10.26        $10.45

B CLASS
Net assets                                                $1,737,360    $4,278,951
Shares outstanding                                           173,220       428,700
Net asset value per share                                     $10.03         $9.98

C CLASS
Net assets                                                $2,587,069    $4,278,951
Shares outstanding                                           257,938       428,700
Net asset value per share                                     $10.03         $9.98

R CLASS
Net assets                                                $1,728,000    $4,296,747
Shares outstanding                                           172,287       430,482
Net asset value per share                                     $10.03         $9.98

See Notes to Financial Statements.

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23

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)
                                                             Short      Core Plus
                                                           Duration
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                      $281,358    $652,905

Securities lending                                               1,646       6,440
                                                             ---------   ---------
                                                               283,004     659,345
                                                             ---------   ---------

EXPENSES:
Management fees                                                 31,635      79,833

Distribution fees:
 B Class                                                         6,382      15,730
 C Class                                                         7,355      15,730

Service fees:
 B Class                                                         2,127       5,243
 C Class                                                         2,452       5,243

Distribution and service fees:
 A Class                                                         2,541       5,300
 R Class                                                         4,253      10,515

Trustees' fees and expenses                                        244         597

Other expenses                                                      79         273
                                                             ---------   ---------
                                                                57,068     138,464
                                                             ---------   ---------

NET INVESTMENT INCOME (LOSS)                                   225,936     520,881
                                                             ---------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:
Investment transactions                                       (13,423)    (47,880)

Futures and swaps transactions                                  13,725      43,784
                                                             ---------   ---------
                                                                   302     (4,096)
                                                             ---------   ---------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                     47,301       3,258

Futures and swaps                                              (6,382)      50,882
                                                             ---------   ---------
                                                                40,919      54,140
                                                             ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)                         41,221      50,044
                                                             ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $267,157    $570,925
                                                             =========   =========

See Notes to Financial Statements.

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24

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2007
(UNAUDITED) AND PERIOD ENDED MARCH 31, 2007

                                Short Duration                  Core Plus

Increase (Decrease) in      Sept. 30,     March 31,     Sept. 30,      March 31,
Net Assets                    2007         2007(1)         2007         2007(1)

OPERATIONS

Net investment income
(loss)                         $225,936      $134,977      $520,881       $332,633

Net realized gain (loss)            302      (34,486)       (4,096)      (154,327)

Change in net
unrealized appreciation
(depreciation)                   40,919        32,981        54,140         48,430
                             ----------    ----------    ----------     ----------
Net increase (decrease)
in net assets resulting
from operations                 267,157       133,472       570,925        226,736
                             ----------    ----------    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:

 Investor Class                (39,192)      (24,692)      (93,616)       (60,762)
 Institutional Class           (40,265)      (25,741)      (97,894)       (63,536)
 A Class                       (43,377)      (23,233)      (88,731)       (57,289)
 B Class                       (29,975)      (19,059)      (72,223)       (46,893)
 C Class                       (34,556)      (19,059)      (72,223)       (46,893)
 R Class                       (34,192)      (21,841)      (82,880)       (53,822)
                             ----------    ----------    ----------     ----------
Decrease in net assets
from distributions            (221,557)     (133,625)     (507,567)      (329,195)
                             ----------    ----------    ----------     ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                  3,400,643    10,143,504       811,954     25,332,930
                            -----------   -----------   -----------    -----------

NET INCREASE
(DECREASE)
IN NET ASSETS                 3,446,243    10,143,351       875,312     25,230,471

NET ASSETS
Beginning of period          10,143,351            --    25,230,471             --
                            -----------   -----------   -----------    -----------
End of period               $13,589,594   $10,143,351   $26,105,783    $25,230,471
                            ===========   ===========   ===========    ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

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25

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core
Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds' investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. All classes of the funds commenced sale on November 30,
2006, the funds' inception date.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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26

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

------
27

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.2925% to 0.4100% for
Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the six months ended September 30, 2007, was as follows:

                    Investor, A, B, C & R   Institutional

Short Duration              0.62%               0.42%
Core Plus                   0.67%               0.47%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee and service fee of 0.75% and 0.25%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the six months ended September 30, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. ACIM owns 76% and 99% of the shares of
Short Duration and Core Plus, respectively.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
28

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2007, were as follows:

                                                           Short       Core Plus
                                                         Duration
PURCHASES

U.S. Treasury & Government Agency Obligations           $4,478,849    $35,316,849

Investment securities other than U.S. Treasury &         $905,126      $3,299,122
Government Agency Obligations

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations           $1,832,571    $38,023,929

Investment securities other than U.S. Treasury &         $647,461      $1,326,266
Government Agency Obligations

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Short Duration

                                 Six months ended         Period ended March 31,
                                September 30, 2007               2007(1)

                              Shares        Amount        Shares        Amount
INVESTOR CLASS

Sold                             8,550        $ 85,126      167,571    $ 1,675,623

Issued in reinvestment of
distributions                    3,909          38,951        2,469         24,692

Redeemed                       (2,786)        (27,834)           --             --
                               -------      ----------    ---------    -----------
                                 9,673          96,243      170,040      1,700,315
                               -------      ----------    ---------    -----------
INSTITUTIONAL CLASS

Sold                                --              --      166,694      1,666,883

Issued in reinvestment of
distributions                    4,022          40,079        2,574         25,741
                               -------      ----------    ---------    -----------
                                 4,022          40,079      169,268      1,692,624
                               -------      ----------    ---------    -----------
A CLASS

Sold                           225,689       2,256,428      166,692      1,666,863

Issued in reinvestment of
distributions                    3,771          37,586        2,323         23,233
                               -------      ----------    ---------    -----------
                               229,460       2,294,014      169,015      1,690,096
                               -------      ----------    ---------    -----------
B CLASS

Sold                             4,833          48,276      166,687      1,666,829

Issued in reinvestment of
distributions                    2,985          29,743        1,906         19,059

Redeemed                       (3,191)        (31,945)           --             --
                               -------      ----------    ---------    -----------
                                 4,627          46,074      168,593      1,685,888
                               -------      ----------    ---------    -----------
C CLASS

Sold                            85,947         856,350      166,687      1,666,829

Issued in reinvestment of
distributions                    3,398          33,876        1,906         19,059
                               -------      ----------    ---------    -----------
                                89,345         890,226      168,593      1,685,888
                               -------      ----------    ---------    -----------
R CLASS

Sold                                --              --      166,690      1,666,852

Issued in reinvestment of
distributions                    3,413          34,007        2,184         21,841
                               -------      ----------    ---------    -----------
                                 3,413          34,007      168,874      1,688,693
                               -------      ----------    ---------    -----------
Net increase (decrease)        340,540      $3,400,643    1,014,383    $10,143,504
                               =======      ==========    =========    ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

------
29

Core Plus
                                 Six months ended        Period ended March 31,
                                September 30, 2007               2007(1)
                               Shares       Amount        Shares        Amount
INVESTOR CLASS

Sold                                119       $ 1,178       416,804    $ 4,167,838

Issued in reinvestment of
distributions                     9,425        93,036         6,101         60,762

Redeemed                             --            --          (25)          (249)
                                 ------      --------     ---------    -----------
                                  9,544        94,214       422,880      4,228,351
                                 ------      --------     ---------    -----------
INSTITUTIONAL CLASS

Sold                                 --            --       416,752      4,167,312

Issued in reinvestment of
distributions                     9,859        97,312         6,379         63,536
                                 ------      --------     ---------    -----------
                                  9,859        97,312       423,131      4,230,848
                                 ------      --------     ---------    -----------
A CLASS

Sold                             30,805       307,085       416,745      4,167,260

Issued in reinvestment of
distributions                     8,889        87,738         5,752         57,289
                                 ------      --------     ---------    -----------
                                 39,694       394,823       422,497      4,224,549
                                 ------      --------     ---------    -----------
B CLASS

Sold                                 --            --       416,733      4,167,172

Issued in reinvestment of
distributions                     7,259        71,651         4,708         46,893
                                 ------      --------     ---------    -----------
                                  7,259        71,651       421,441      4,214,065
                                 ------      --------     ---------    -----------
C CLASS

Sold                                 --            --       416,733      4,167,172

Issued in reinvestment of
distributions                     7,259        71,651         4,708         46,893
                                 ------      --------     ---------    -----------
                                  7,259        71,651       421,441      4,214,065
                                 ------      --------     ---------    -----------
R CLASS

Sold                                 --            --       416,740      4,167,230

Issued in reinvestment of
distributions                     8,338        82,303         5,404         53,822

                                  8,338        82,303       422,144      4,221,052
                                 ------      --------     ---------    -----------
Net increase (decrease)          81,953      $811,954     2,533,534    $25,332,930
                                 ======      ========     =========    ===========

(1) November 30, 2006 (fund inception) through March 31, 2007.

5. SECURITIES LENDING

As of September 30, 2007, securities in Short Duration and Core Plus valued at
$3,898,930 and $2,448,972, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date, was $3,960,993 and
$2,489,055, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2007.

------
30

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain relate primarily to the interest on swap agreements.

As of September 30, 2007, the components of investments for federal income tax purposes were as follows:

                                                     Short Duration    Core Plus
Federal tax cost of investments                          $17,553,455   $30,733,458
                                                         ===========   ===========
Gross tax appreciation of investments                        $93,199      $188,221
Gross tax depreciation of investments                       (11,185)     (145,650)
                                                         -----------   -----------
Net tax appreciation (depreciation) of investments           $82,014       $42,571
                                                         ===========   ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Short Duration and Core Plus had capital loss deferrals of $(31,734) and
$(145,000), respectively, which represent net capital losses incurred during the period November 30, 2006 (fund inception) through March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
31

FINANCIAL HIGHLIGHTS
Short Duration

Investor Class

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.00     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.23       0.15

 Net Realized and Unrealized Gain (Loss)                           0.03      --(4)
                                                               --------   --------

 Total From Investment Operations                                  0.26       0.15
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.23)     (0.15)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.03     $10.00
                                                               ========   ========

TOTAL RETURN(5)                                                   2.59%      1.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.62%(6)   0.62%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.62%(6)   4.48%(6)

Portfolio Turnover Rate                                             26%       157%

Net Assets, End of Period (in thousands)                         $1,802     $1,700

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
32

Short Duration

Institutional Class

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.00     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.24       0.15

 Net Realized and Unrealized Gain (Loss)                           0.03      --(4)
                                                               --------   --------
 Total From Investment Operations                                  0.27       0.15
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.24)     (0.15)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.03     $10.00
                                                               ========   ========

TOTAL RETURN(5)                                                   2.70%      1.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.42%(6)   0.42%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.82%(6)   4.68%(6)

Portfolio Turnover Rate                                             26%       157%

Net Assets, End of Period (in thousands)                         $1,738     $1,693

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
33

Short Duration

A Class

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.00     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.22       0.14

 Net Realized and Unrealized Gain (Loss)                           0.02      --(4)
                                                               --------   --------
 Total From Investment Operations                                  0.24       0.14
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.21)     (0.14)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.03     $10.00
                                                               ========   ========

TOTAL RETURN(5)                                                   2.47%      1.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.87%(6)   0.87%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.37%(6)   4.23%(6)

Portfolio Turnover Rate                                             26%       157%

Net Assets, End of Period (in thousands)                         $3,997     $1,690

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
34

Short Duration

B Class

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.00     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.18       0.11

 Net Realized and Unrealized Gain (Loss)                           0.03      --(4)
                                                               --------   --------
 Total From Investment Operations                                  0.21       0.11
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.18)     (0.11)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.03     $10.00
                                                               ========   ========

TOTAL RETURN(5)                                                   2.08%      1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.62%(6)   1.62%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets    3.62%(6)   3.48%(6)

Portfolio Turnover Rate                                             26%       157%

Net Assets, End of Period (in thousands)                         $1,737     $1,686

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
35

Short Duration

C Class

For a Share Outstanding Throughout the Periods Indicated
                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period             $10.00     $10.00
                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                   0.18       0.11

 Net Realized and Unrealized Gain (Loss)           0.03      --(4)
                                               --------   --------
 Total From Investment Operations                  0.21       0.11
                                               --------   --------

Distributions

 From Net Investment Income                      (0.18)     (0.11)
                                               --------   --------
Net Asset Value, End of Period                   $10.03     $10.00
                                               ========   ========

TOTAL RETURN(5)                                   2.09%      1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.62%(6)   1.62%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets                   3.62%(6)   3.48%(6)

Portfolio Turnover Rate                             26%       157%

Net Assets, End of
Period (in thousands)                            $2,587     $1,686

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

--------
36

Short Duration

R Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.00     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.20       0.13

 Net Realized and Unrealized Gain (Loss)                           0.03      --(4)
                                                               --------   --------
 Total From Investment Operations                                  0.23       0.13
                                                               --------   --------

Distributions
 From Net Investment Income                                      (0.20)     (0.13)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.03     $10.00
                                                               ========   ========

TOTAL RETURN(5)                                                   2.34%      1.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.12%(6)   1.12%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.12%(6)   3.98%(6)

Portfolio Turnover Rate                                             26%       157%

Net Assets, End of Period (in thousands)                         $1,728     $1,689

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
37

Core Plus

Investor Class

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.22       0.14

 Net Realized and Unrealized Gain (Loss)                           0.02     (0.03)
                                                               --------   --------
 Total From Investment Operations                                  0.24       0.11
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.22)     (0.15)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   2.45%      1.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.67%(5)   0.67%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.56%(5)   4.44%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,316     $4,211

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
38

Core Plus

Institutional Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.23       0.15

 Net Realized and Unrealized Gain (Loss)                           0.02     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.25       0.11
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.23)     (0.15)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   2.55%      1.11%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.47%(5)   0.47%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.76%(5)   4.64%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,322     $4,214

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
39

Core Plus

A Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.21       0.14

 Net Realized and Unrealized Gain (Loss)                           0.02     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.23       0.10
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.21)     (0.14)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   2.32%      0.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.92%(5)   0.92%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.31%(5)   4.19%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,613     $4,207

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
40

Core Plus

B Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.18       0.11

 Net Realized and Unrealized Gain (Loss)                           0.01     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.19       0.07
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.17)     (0.11)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   1.94%      0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.67%(5)   1.67%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    3.56%(5)   3.44%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,279     $4,197

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
41

Core Plus

C Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.18       0.11

 Net Realized and Unrealized Gain (Loss)                           0.01     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.19       0.07
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.17)     (0.11)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   1.94%      0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.67%(5)   1.67%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    3.56%(5)   3.44%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,279     $4,197

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
42

Core Plus

R Class

For a Share Outstanding Throughout the Periods Indicated
                                                              2007(1)    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.96     $10.00
                                                               --------   --------

Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.20       0.13

 Net Realized and Unrealized Gain (Loss)                           0.01     (0.04)
                                                               --------   --------
 Total From Investment Operations                                  0.21       0.09
                                                               --------   --------

Distributions

 From Net Investment Income                                      (0.19)     (0.13)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.98      $9.96
                                                               ========   ========

TOTAL RETURN(4)                                                   2.19%      0.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.17%(5)   1.17%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets    4.06%(5)   3.94%(5)

Portfolio Turnover Rate                                            138%       133%

Net Assets, End of Period (in thousands)                         $4,297     $4,204

(1) Six months ended September 30, 2007 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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43

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Investment Trust and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:

To elect eight Trustees to the Board of Trustees of American Century
Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust).

Jonathan S. Thomas      For:                 3,336,300,729
                        Withhold:               35,929,005
                        Abstain:                         0
                        Broker Non-Vote:                 0

John Freidenrich        For:                 3,337,319,127
                        Withhold:               34,910,607
                        Abstain:                         0
                        Broker Non-Vote:                 0

Ronald J. Gilson        For:                 3,337,806,752
                        Withhold:               34,422,982
                        Abstain:                         0
                        Broker Non-Vote:                 0

Kathryn A. Hall         For:                 3,337,653,997
                        Withhold:               34,575,737
                        Abstain:                         0
                        Broker Non-Vote:                 0

Peter F. Pervere        For:                 3,336,793,063
                        Withhold:               35,436,671
                        Abstain:                         0
                        Broker Non-Vote:                 0

Myron S. Scholes        For:                 3,335,709,158
                        Withhold:               36,520,576
                        Abstain:                         0
                        Broker Non-Vote:                 0

John B. Shoven          For:                 3,337,333,277
                        Withhold:               34,896,457
                        Abstain:                         0
                        Broker Non-Vote:                 0

Jeanne D. Wohlers       For:                 3,336,368,531
                        Withhold:               35,861,203
                        Abstain:                         0
                        Broker Non-Vote:                 0

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44

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; and/or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary. The funds' prospectuses contain additional information regarding eligibility for Investor Class shares.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50%
to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A
Class shares may be subject to a contingent deferred sales charge (CDSC).
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A
Class shares is the same as for Investor Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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45

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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46

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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47

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP GOVERNMENT/CORPORATE 1- TO 3-YEAR INDEX is a
market-capitalization-weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of U.S. Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-
investment-grade debt issued by corporations domiciled in the United States or
Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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48

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0711
SH-SAN-56809N

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments  is included as part of the reports to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the  Investment  Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INVESTMENT TRUST

By:      /s/  Jonathan S. Thomas
         --------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    November 29, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the  Investment  Company Act of 1940,  this report has been signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    November 29, 2007

By:      /s/  Robert J. Leach
         --------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    November 29, 2007